                                                    Registration Nos. 333-141019
                                                                       811-22024

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 12

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 29

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)

                          132 Turnpike Road, Suite 210
                       Southborough, Massachusetts 01772
                           Telephone: (508) 460-2400
              (Address of Depositor's Principal Executive Office)

      Sarah M. Patterson, Senior Vice President, Associate General Counsel
             and Assistant Secretary Commonwealth Annuity and Life
                               Insurance Company
                          132 Turnpike Road, Suite 210
                       Southborough, Massachusetts 01772
                           Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2016 and was filed before March 30, 2017.

                               PROSPECTUS FOR
                FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                              ANNUITY CONTRACTS
             --------------------



                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             --------------------



                   CWA VA PREFERRED PLUS VARIABLE ANNUITY
                                  ISSUED BY
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                 HOME OFFICE:                              SERVICE CENTER MAILING ADDRESS:
           132 Turnpike Road, Suite                              210 P.O. Box 758550
            Southborough, MA 01772                            Topeka, Kansas 66675-8550
                1-866-297-7531                                     1-800-457-8803

This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL OF YOUR INVESTMENT. REPLACING YOUR EXISTING ANNUITY OR LIFE INSURANCE POLICY WITH THE CONTRACT MAY NOT BE TO YOUR ADVANTAGE. In order for a Contract to be issued, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center before any proposed Owner or any proposed Annuitant has attained age 80.

This is a bonus annuity. The overall expenses for the Contract may be higher than the expenses for a similar contract that does not credit a Purchase Payment Bonus ("PPB"). The PPB is paid for with higher withdrawal charges and higher mortality and expense risk charges. Over time, the value of the PPB could be more than offset by these charges. We offer other variable annuities with lower fees. You should carefully consider whether or not this Contract is the best product for you.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 3 OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                       PROSPECTUS DATED MAY 1, 2017

You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):


GOLDMAN SACHS VARIABLE INSURANCE TRUST            - Fidelity VIP Freedom 2035 Portfolio
(SERVICE SHARES)                                  - Fidelity VIP Freedom 2040 Portfolio
- Goldman Sachs Core Fixed Income Fund            - Fidelity VIP Freedom 2045 Portfolio
- Goldman Sachs Equity Index Fund                 - Fidelity VIP Freedom 2050 Portfolio
- Goldman Sachs Global Trends Allocation Fund     - Fidelity VIP Growth Opportunities Portfolio
- Goldman Sachs Growth Opportunities Fund         - Fidelity VIP Index 500 Portfolio
- Goldman Sachs High Quality Floating Rate        - Fidelity VIP Mid Cap Portfolio
  Fund                                            - Fidelity VIP Overseas Portfolio
- Goldman Sachs Large Cap Value Fund              - Fidelity VIP Strategic Income Portfolio
- Goldman Sachs Mid Cap Value Fund                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
- Goldman Sachs Government Money Market           TRUST (CLASS 2)
  Fund                                            - Franklin Income VIP Fund
- Goldman Sachs Strategic Growth Fund             - Franklin Small Cap Value VIP Fund
- Goldman Sachs Strategic International Equity    - Franklin Mutual Global Discovery VIP Fund
  Fund                                            - Franklin Mutual Shares VIP Fund
- Goldman Sachs Small Cap Equity Insights Fund    - Templeton Growth VIP Fund
- Goldman Sachs U.S. Equity Insights Fund         JANUS ASPEN SERIES (SERVICE SHARES)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE    - Janus Aspen Enterprise Portfolio
INSURANCE FUNDS) (SERIES II SHARES)               - Janus Aspen Forty Portfolio
- Invesco V.I. American Franchise Fund            - Janus Aspen Perkins Mid Cap Value Portfolio
- Invesco V.I. Core Equity Fund                   MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
- Invesco V.I. Global Health Care Fund            - MFS(R) New Discovery Series
- Invesco V.I. Mid Cap Core Equity Fund           - MFS(R) Utilities Series
AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)  OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
- AB VPS Intermediate Bond Portfolio              SHARES)
- AB VPS International Value Portfolio            - Oppenheimer Conservative Balanced Fund/VA
- AB VPS Small/Mid Cap Value Portfolio            - Oppenheimer Global Fund/VA
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS        - Oppenheimer Global Strategic Income Fund/VA
(SERVICE CLASS 2)                                 - Oppenheimer Main Street Small Cap Fund(R)/VA
- Fidelity VIP Contrafund(R) Portfolio            PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
- Fidelity VIP Disciplined Small Cap Portfolio    - Pioneer Select Mid Cap Growth VCT Portfolio
- Fidelity VIP Equity-Income Portfolio            PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
- Fidelity VIP Freedom Income Portfolio           - Pioneer Emerging Markets VCT Portfolio
- Fidelity VIP Freedom 2005 Portfolio             - Pioneer Mid Cap Value VCT Portfolio
- Fidelity VIP Freedom 2010 Portfolio
- Fidelity VIP Freedom 2015 Portfolio
- Fidelity VIP Freedom 2020 Portfolio
- Fidelity VIP Freedom 2025 Portfolio
- Fidelity VIP Freedom 2030 Portfolio


Effective January 31, 2013, the AllianceBernstein VPS Small Cap Growth Portfolio was closed to new money.

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Equity Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs International Real Estate Securities Fund (Class A)

     -  Goldman Sachs Real Estate Securities Fund (Class A)

     -  Goldman Sachs Technology Opportunities Fund (Class A)

Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

NOTE: If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. You may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Government Money Market Fund (Service Shares)

If you elected the GLWB Rider, you may not allocate any portion of your Purchase Payments or Contract Value to any Investment Option not listed above. You may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. We reserve the right to impose additional restrictions on Investment Options at any time. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                                       TABLE OF CONTENTS

                                                                                                   PAGE
                                                                                                 ------
DEFINITIONS.....................................................................................      4
SUMMARY OF EXPENSES.............................................................................      7
DISTRIBUTION COSTS..............................................................................     10
SUMMARY.........................................................................................     11
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS........................................     14
THE CONTRACTS...................................................................................     26
  A    GENERAL INFORMATION......................................................................     26
       1.    Purchase Payments..................................................................     26
       2.    Free Look Period...................................................................     27
       3.    Owners, Annuitants, and Beneficiaries..............................................     27
       4.    Assignment.........................................................................     28
  B    PURCHASE PAYMENT BONUS...................................................................     29
  C    LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS...............................................     29
  D    THE ACCUMULATION PERIOD..................................................................     29
       1.    Application of Purchase Payments...................................................     29
       2.    Accumulation Unit Value............................................................     30
       3.    Contract Value.....................................................................     31
       4.    Transfers During The Accumulation Period...........................................     31
       5.    Disruptive Trading.................................................................     33
       6.    Withdrawals and Surrenders During The Accumulation Period..........................     35
       7.    Death Benefits.....................................................................     36
       8.    Loans..............................................................................     41
       9.    Telephone and Facsimile Transactions...............................................     42
CONTRACT CHARGES AND EXPENSES...................................................................     43
  A  ASSET-BASED CHARGES........................................................................     43
  B    CONTRACT FEE.............................................................................     44
  C    WITHDRAWAL CHARGE........................................................................     44
  D  COMMUTATION CHARGE.........................................................................     50
  E    INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES............................................     50
  F    STATE PREMIUM TAXES......................................................................     51
  G  REDUCTION OR ELIMINATION OF CERTAIN CHARGES................................................     51
THE ANNUITY PERIOD..............................................................................     52
PAYMENTS TO CONTRACT OWNERS.....................................................................     58
FEDERAL TAX MATTERS.............................................................................     59
  A  INTRODUCTION...............................................................................     59
  B    OUR TAX STATUS...........................................................................     59
  C    TAXATION OF ANNUITIES IN GENERAL.........................................................     59
  D  QUALIFIED PLANS............................................................................     63
  E    FEDERAL INCOME TAX WITHHOLDING...........................................................     66
  F    OTHER TAX ISSUES.........................................................................     67
  G  SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS...........................................     68
DISTRIBUTION OF CONTRACTS.......................................................................     69
VOTING RIGHTS...................................................................................     70
REPORTS TO CONTRACT OWNERS AND INQUIRIES........................................................     70
DOLLAR COST AVERAGING...........................................................................     71
AUTOMATIC ASSET REBALANCING.....................................................................     72
SYSTEMATIC WITHDRAWAL PLAN......................................................................     72
SPECIAL CONSIDERATIONS..........................................................................     73

                                                                                     PAGE
                                                                                    -----
LEGAL PROCEEDINGS..................................................................    73
FINANCIAL STATEMENTS...............................................................    73
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...............................   A-1
APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
  DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA
  DISCLOSURE STATEMENT.............................................................   B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION........................................   C-1
APPENDIX D--GUARANTEED LIFETIME WITH DRAWAL BENEFIT ("GLWB") RIDER.................   D-1


             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY......................................................................     2
SERVICES TO THE SEPARATE ACCOUNT.....................................................................     2
STATE PREMIUM TAX CHART..............................................................................     3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................................................     3
EXPERTS..............................................................................................     3
FINANCIAL STATEMENTS.................................................................................     3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
   COMPANY AND SEPARATE ACCOUNT A....................................................................   F-1

Please read the Statement of Additional Information in conjunction with this Prospectus.

                                 DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD:    The period between the Date of Issue of a Contract and
the Annuity Date.

ACCUMULATION UNIT:    A unit of measurement used to determine the value of each
Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT:    The person(s) during whose lifetime the annuity is to be paid.
When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE:    The Valuation Date on which annuity payments are to commence.
Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday.

ANNUITY OPTION:    One of several forms in which annuity payments can be
made.

ANNUITY PERIOD:    The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT:    A unit of measurement used to determine the amount of Variable
Annuity payments after the first payment.

BENEFICIARY:    The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE:    The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY"):    Commonwealth Annuity
and Life Insurance Company.

CONTINGENT BENEFICIARY:    The person designated to receive any benefits under
a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT:    A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY:    The same date each year as the Date of Issue. If there
is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE:    The sum of your Fixed Account Contract Value and Separate
Account Contract Value.

CONTRACT YEAR:    A period of twelve consecutive months starting on the Date of
Issue or on any Contract Anniversary.

CONTRIBUTION YEAR:    Each Contract Year in which a Purchase Payment is made
and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) and the second Contribution Year with respect to the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB).

DATE OF ISSUE:    The date on which the first Contract Year commences.

DEBT:    The principal of any outstanding loan from the Fixed Account Contract
Value, plus any accrued interest.

FIXED ACCOUNT:    A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments (and corresponding PPBs) allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE:    The value of your interest in the Fixed
Account.

FIXED ANNUITY:    An annuity under which we guarantee the amount of each
annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT:    The guaranteed amount you may withdraw each Contract
Year without incurring a withdrawal charge.

FUND OR FUNDS:    An investment company or separate series thereof, in which
Subaccounts of the Separate Account invest.

GENERAL ACCOUNT:    All our assets other than those allocated to any legally
segregated separate account.

INVESTMENT OPTION:    The Subaccounts and the Fixed Account available under the
Contract for allocation of Purchase Payments and/or transfers of Contract
Value.

MONTHIVERSARY:    The same date each month as the Date of Issue. If the Date of
Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT:    A Contract which does not receive favorable tax
treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS"):    The person designated in
the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY:    The person designated to receive any benefits under a
Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS:    The dollar amount we receive in U.S. currency to buy the
benefits the Contract provides. Purchase Payments do not include corresponding Purchase Payment Bonuses.

PURCHASE PAYMENT BONUS ("PPB"):    An additional amount we credit to your
Contract Value with each Purchase Payment you make. Purchase Payment Bonuses are not part of your Purchase Payments.

QUALIFIED CONTRACT:    A Contract issued in connection with a retirement plan
which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT:    Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE:    The sum of your interests in the
Subaccount(s).

SERVICE CENTER:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, KS 66675, telephone 1-800-457-8803.

SUBACCOUNTS:    The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE:    Each day when the New York Stock Exchange is open for
trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD:    The interval of time between two consecutive Valuation
Dates.

VARIABLE ANNUITY:    An annuity with payments varying in amount in accordance
with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE:    The amount you will receive upon full surrender or the
amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge (if you purchased the GLWB rider prior to its discontinuance on June 1, 2009). Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                             SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.



                   CONTRACT OWNER TRANSACTION EXPENSES(1)

         Sales Load Imposed on Purchase Payments.................            None

         Maximum Withdrawal Charge(2)
           (as a percentage of Purchase Payments (and PPBs and
           earnings attributable to Purchase Payments and PPBs)
           withdrawn, surrendered, or annuitized):...............             8%

         Qualified Plan Loan Interest Rate Charged:(3)...........            5.50%

         State Premium Taxes(4)..................................         0% to 3.50%


           -------------------
           (1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

           (2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) made within the previous 8 Contribution Years, as follows:



              CONTRIBUTION YEAR                                     WITHDRAWAL CHARGE
              ----------------------------------------------------  -----------------
              First...............................................                 8%
              Second..............................................                 8%
              Third...............................................                 7%
              Fourth..............................................                 6%
              Fifth...............................................                 5%
              Sixth...............................................                 4%
              Seventh.............................................                 3%
              Eighth..............................................                 2%
              Ninth+..............................................                 0%


               Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including PPBs) made under the Contract. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."


           (3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").


           (4) For a discussion of state premium taxes, please see "STATE PREMIUM TAXES".

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


                              PERIODIC EXPENSES


          ANNUAL CONTRACT FEE (DEDUCTED FROM CONTRACT VALUE)(5)...........................  $ 30.00

          Separate Account Annual Expenses (as a percentage of Separate Account
            Contract Value)
               Mortality and Expense Risk Charge..........................................     1.35%
               Administration Charge......................................................     0.15%
                                                                                            --------
               Total Separate Account Annual Expenses without the Step-Up Death
                 Benefit Rider............................................................     1.50%
                                                                                            ========
               Optional Step-Up Death Benefit Rider Charge(6).............................     0.20%
                                                                                            --------
               Total Separate Account Annual Expenses including Step-Up Death
                 Benefit Rider............................................................     1.70%
                                                                                            ========
          ADDITIONAL RIDER CHARGES:
          Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
            (as a percentage of the Lifetime Income Base):
            GLWB Plus For One(7)
               Maximum Charge:............................................................     1.00%
               Current Charge:............................................................     0.50%
            GLWB Plus For Two(8)
               Maximum Charge:............................................................     1.50%
               Current Charge:............................................................     0.75%


           ----------------
           (5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

           (6) The Optional Step-Up Death Benefit Rider Charge does not apply to amounts allocated to the Fixed Account.

           (7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

           (8) WE RESERVE THE RIGHT TO INCREASE THE CHARGE TO A MAXIMUM OF 1.50% ON AN ANNUAL BASIS IF WE STEP-UP THE LIFETIME INCOME BASE TO EQUAL THE CONTRACT VALUE. WE DISCONTINUED OFFERING THE GLWB RIDER ON JUNE 1, 2009. SEE APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

                       ANNUAL FUND OPERATING EXPENSES


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2016 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.




TOTAL ANNUAL FUND OPERATING EXPENSES                     MINIMUM                            MAXIMUM
---------------------------------------        ---------------------------       ---------------------------
Expenses that are deducted from Fund            Annual charge of 0.35% of          Annual charge of 2.16% of
assets, including management fees,              average daily net assets           average daily net assets
distribution and/or service (12b-1)
fees and other expenses.


THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


                                  EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.


WITH GLWB RIDER

EXAMPLE I.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that you elected the Step-Up Death Benefit Rider and the GLWB Plus For Two Rider prior to its discontinuance on June 1, 2009 (at the maximum charges). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,253   $2,178   $3,023    $5,194


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                  -------  -------  --------  --------
                                   $504    $1,522    $2,556    $5,194


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,253   $2,178   $3,023    $5,194


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $504    $1,522   $2,556    $5,194


WITHOUT GLWB RIDER

EXAMPLE II.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit Rider If this feature is not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,182   $1,962   $2,655    $4,418


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $427    $1,291   $2,167    $4,418


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                  $1,182   $1,962   $2,655    $4,418


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  -------  -------  -------  --------
                                   $427    $1,291   $2,167    $4,418


                                    * * *

The fee table and Examples should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Examples assume no transfers were made and do not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.


                             DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                   SUMMARY

The summary does not contain all information that may be important. Please read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

                                    * * *


NOTE: Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. For more information about the GLWB Rider, see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.


The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "FEDERAL TAX MATTERS," "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit Rider, or the Annuity Options.

This is a bonus annuity. This means we will increase your Contract Value by 4% of each Purchase Payment you make. We use a portion of the mortality and expense risk charge and the withdrawal charge to pay for the PPB. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the value of the PPB could be more than offset by these charges. We offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether this Contract is the best product for you. Generally, the Contract is most suited to those who intend to hold it for a relatively long time. Carefully consider your need to make withdrawals or surrender this Contract in the short-term as your expenses can outweigh the benefits of the PPB.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select.

We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT)

The investment risk under the Contract is borne by you, except to the extent that Purchase Payments (and corresponding PPBs) and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. In the states that require the return of the Purchase Payments, we will return the greater of Purchase Payment (not including the PPB); and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. Thus, if you return the Contract during the "free look" period, you will not receive the PPB. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD")

Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD") We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN")

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment, as well as the PPB and earnings attributable to that Purchase Payment and PPB, withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eight Contribution Year or earlier. (See "WITHDRAWAL CHARGE")

Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS")

In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit Rider (see "DEATH BENEFITS") and the GLWB Rider (see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER, if applicable. The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY OPTIONS")

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit Rider, which provides an optional enhanced death benefit if certain conditions are met. See ("DEATH BENEFITS")

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. If you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

                                    * * *

          COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.

The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.


THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.


THE FUNDS

SELECTION OF FUNDS.    We select the Funds offered through the Contract, and we
may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

THE FUNDS.    The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract, INSURANCE FUNDS and PUBLICLY-AVAILABLE FUNDS.

      - INSURANCE FUNDS:    Insurance Funds are available solely to variable
        annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS") Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:


INSURANCE FUND                        PORTFOLIO NAME            INVESTMENT OBJECTIVE           INVESTMENT ADVISER
----------------------------    ---------------------------  ---------------------------  ----------------------------
Goldman Sachs Variable          Goldman Sachs Core           Seeks a total return         Goldman Sachs Asset
    Insurance Trust             Fixed Income Fund            consisting of capital        Management, L.P.
    (Service Shares)                                         appreciation and income
                                                             that exceeds the total
                                                             return of the Barclays
                                                             U.S. Aggregate Bond
                                                             Index ("Index").

Goldman Sachs Variable          Goldman Sachs Equity         Seeks to achieve             Goldman Sachs Asset
    Insurance Trust             Index Fund                   investment results that      Management, L.P. The
    (Service Shares)                                         correspond to the            sub-adviser is SSgA
                                                             aggregate price and yield    Funds Management,
                                                             performance of a             Inc.
                                                             benchmark index.

Goldman Sachs Variable          Goldman Sachs Global         Seeks total return while     Goldman Sachs Asset
    Insurance Trust             Trends Allocation Fund       seeking to provide           Management, L.P.
    (Service Shares)                                         volatility management.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
Goldman Sachs Variable           Goldman Sachs                 Seeks maximum current         Goldman Sachs Asset
    Insurance Trust              Government Money              income through                Management, L.P.
    (Service)                    Market Fund                   investment in U.S.
                                                               short-term debt
                                                               obligations.

Goldman Sachs Variable           Goldman Sachs Growth          Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Opportunities Fund            of capital.                   Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs High            Seeks to provide a high       Goldman Sachs Asset
    Insurance Trust              Quality Floating Rate         level of current income,      Management, L.P.
    (Service Shares)             Fund                          consistent with low
                                                               volatility of principal.

Goldman Sachs Variable           Goldman Sachs Large           Seeks long-term capital       Goldman Sachs Asset
    Insurance Trust              Cap Value Fund                appreciation.                 Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs Mid             Seeks long-term capital       Goldman Sachs Asset
    Insurance Trust              Cap Value Fund                appreciation.                 Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs                 Seeks total return            Goldman Sachs Asset
    Insurance Trust              Strategic Growth Fund         comprised of income           Management, L.P.
    (Service Shares)                                           and capital appreciation.

Goldman Sachs Variable           Goldman Sachs                 Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Strategic International       of capital.                   Management, L.P.
    (Service Shares)             Equity Fund

Goldman Sachs Variable           Goldman Sachs Small           Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Cap Equity Insights           of capital.                   Management, L.P.
    (Service Shares)             Fund

Goldman Sachs Variable           Goldman Sachs U.S.            Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Equity Insights Fund          of capital and dividend       Management, L.P.
    (Service Shares)                                           income.

AIM Variable Insurance           Invesco V.I. American         The Fund's investment         Invesco Advisers, Inc.
    Funds (Invesco Variable      Franchise Fund                objective is to seek
    Insurance Funds)                                           capital growth.
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Core Equity      The Fund's investment         Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          objective is long-term
    Insurance Funds)                                           growth of capital.
    (Series II Shares)


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
AIM Variable Insurance           Invesco V.I. Global           The Fund's investment         Invesco Advisers, Inc.
    Funds (Invesco Variable      Health Care Fund              objective is long-term
    Insurance Funds)                                           growth of capital
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Mid Cap          The Fund's investment         Invesco Advisers, Inc.
    Funds (Invesco Variable      Core Equity Fund              objective is to long-term
    Insurance Funds)                                           growth of capital.
    (Series II Shares)

AB Variable Products             AB VPS Intermediate           The Portfolio's               Alliance Bernstein L.P.
    Series Fund, Inc.            Bond Portfolio                investment objective is
    (Class B)                                                  to generate income and
                                                               price appreciation
                                                               without assuming what
                                                               the Adviser considers
                                                               undue risk.

AB Variable Products             AB VPS International          The Portfolio's               Alliance Bernstein L.P.
    Series Fund, Inc.            Value Portfolio               investment objective is
    (Class B)                                                  long-term growth of
                                                               capital.

AB Variable Products             AB VPS Small/Mid Cap          The Portfolio's               Alliance Bernstein L.P
    Series Fund, Inc.            Value Portfolio               investment objective is
    (Class B)                                                  long-term growth of
                                                               capital.

Fidelity Variable                Fidelity VIP                  Seeks long-term capital       Fidelity Management &
    Insurance Products           Contrafund(R) Portfolio       appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Disciplined      Seeks capital                 Fidelity Management &
    Insurance Products           Small Cap Portfolio           appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             Geode Capital
                                                                                             Management, LLC
                                                                                             (Geode) and FMR Co.,
                                                                                             Inc. (FMRC) serve as
                                                                                             sub-advisers for the fund.



INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-----------------------------    ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Equity-          Seeks reasonable              Fidelity Management &
    Insurance Products           Income Portfolio              income.                       Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           Income Portfolio              with a secondary              Research Company
    Funds (Service Class 2)                                    objective of principal        (FMR)
                                                               preservation.                 FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2005 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2010 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2015 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2020 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
----------------------------     ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2025 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2030 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2035 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2040 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2045 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       Fidelity Management &
    Insurance Products           2050 Portfolio                with a secondary              Research Company
    Fund (Service Class 2)                                     objective of principal        (FMR)
                                                               preservation as the fund      FMR Co., Inc. (FMRC)
                                                               approaches its target         and other investment
                                                               date and beyond.              advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-----------------------------    ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Growth           Seeks to provide capital      Fidelity Management &
    Insurance Products           Opportunities Portfolio       growth.                       Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Index 500        Seeks investment results      Fidelity Management &
    Insurance Products           Portfolio                     that correspond to the        Research Company
    Fund (Service Class 2)                                     total return of common        (FMR)
                                                               stocks publicly traded in     Geode Capital
                                                               the United States, as         Management, LLC
                                                               represented by the            (Geode(R)) and FMR
                                                               S&P 500(R) Index.             Co., Inc. (FMRC) serve
                                                                                             as sub-advisers for the
                                                                                             fund.

Fidelity Variable                Fidelity VIP Mid Cap          Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Overseas         Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Strategic        Seeks a high level of         Fidelity Management &
    Insurance Products           Income Portfolio              current income. The           Research Company
    Funds (Service Class 2)                                    fund may also seek            (FMR)
                                                               capital appreciation.         Fidelity Investments
                                                                                             Money Management,
                                                                                             Inc. (FIMM), FMR Co.,
                                                                                             Inc. (FMRC), FIL
                                                                                             Investment Advisors
                                                                                             (UK) Limited
                                                                                             (FIA(UK)), and other
                                                                                             investment advisers serve
                                                                                             as sub-advisers for the
                                                                                             fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
Franklin Templeton               Franklin Income VIP           Seeks to maximize             Franklin Advisers, Inc.
    Variable Insurance           Fund                          income while maintaining
    Products Trust (Class 2)                                   prospects for capital
                                                               appreciation.

Franklin Templeton               Franklin Mutual Global        Seeks capital                 Franklin Mutual
    Variable Insurance           Discovery VIP Fund            appreciation.                 Advisers, LLC
    Products Trust (Class 2)

Franklin Templeton               Franklin Mutual Shares        Seeks capital                 Franklin Mutual
    Variable Insurance           VIP Fund                      appreciation, with            Advisers, LLC
    Products Trust (Class 2)                                   income as a secondary
                                                               goal.

Franklin Templeton               Franklin Small Cap            Seeks long-term total         Franklin Advisory
    Variable Insurance           Value VIP Fund                return.                       Services LLC
    Products Trust (Class 2)

Franklin Templeton               Templeton Growth VIP          Seeks long-term capital       Templeton Global
    Variable Insurance           Fund                          growth.                       Advisors Limited
    Products Trust (Class 2)

Janus Aspen Series               Janus Aspen Enterprise        Seeks long-term growth        Janus Capital
    (Service Shares)(1)          Portfolio                     of capital.                   Management LLC

Janus Aspen Series               Janus Aspen Forty             Seeks long-term growth        Janus Capital
    (Service Shares)(2)          Portfolio                     of capital.                   Management LLC

Janus Aspen Series               Janus Aspen Perkins           Seeks capital                 Janus Capital
    (Service Shares)(3)          Mid Cap Value Portfolio       appreciation.                 Management LLC
                                                                                             Perkins Investment
                                                                                             Management LLC
                                                                                             serves as sub-advisers for
                                                                                             the portfolio.

MFS(R) Variable Insurance        MFS(R) New Discovery          Seeks capital                 MFS(R) Investment
    Trust (Service Class)        Series                        appreciation.                 Management

MFS(R) Variable Insurance        MFS(R) Utilities Series       Seeks total return.           MFS(R) Investment
    Trust (Service Class)                                                                    Management

Oppenheimer Variable             Oppenheimer                   Seeks total return.           OFI Global Asset
    Account Funds (Service       Conservative Balanced                                       Management, Inc.
    Shares)                      Fund/VA                                                     OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Global            Seeks capital                 OFI Global Asset
    Account Funds (Service       Fund/VA                       appreciation.                 Management, Inc.
    Shares)                                                                                  OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.


INSURANCE FUND                         PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------  ----------------------------  ----------------------------  ----------------------------
Oppenheimer Variable            Oppenheimer Global            Seeks total return.           OFI Global Asset
    Account Funds (Service      Strategic Income                                            Management, Inc.
    Shares)                     Fund/VA                                                     OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.

Oppenheimer Variable            Oppenheimer Main              Seeks capital                 OFI Global Asset
    Account Funds (Service      Street Small Cap              appreciation.                 Management, Inc.
    Shares)                     Fund(R)/VA                                                  OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.

Pioneer Variable Contracts      Pioneer Emerging              Seeks long-term growth        Pioneer Investment
    Trust (Class II)            Markets VCT Portfolio         of capital.                   Management, Inc.

Pioneer Variable Contracts      Pioneer Mid Cap Value         Seeks capital                 Pioneer Investment
    Trust (Class II)            VCT Portfolio                 appreciation by investing     Management, Inc.
                                                              in a diversified portfolio
                                                              of securities consisting
                                                              primarily of common
                                                              stocks.

Pioneer Variable Contracts      Pioneer Select Mid Cap        Seeks long-term capital       Pioneer Investment
    Trust (Class I)             Growth VCT Portfolio          growth.                       Management, Inc.




--------------------------------
(1)  Name change effective June 5, 2017 to Janus Henderson Enterprise
     Portfolio.



(2)  Name change effective June 5, 2017 to Janus Henderson Forty Portfolio.



(3)  Name change effective June 5, 2017 to Janus Henderson Mid Cap Value
     Portfolio.


PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.

The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS.    Publicly-Available Funds are "publicly-available,"
i.e., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.



RETAIL FUND                                    INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
--------------------------------     -----------------------------------------      ---------------------
Goldman Sachs Balanced               Seeks current income and long-term             Goldman Sachs Asset
   Strategy Portfolio (Class A)*     capital appreciation.                          Management, L.P.

Goldman Sachs Equity                 Seeks long-term capital appreciation.          Goldman Sachs Asset
   Growth Strategy Portfolio                                                        Management, L.P.
   (Class A)*

Goldman Sachs Growth and             Seeks long-term capital appreciation           Goldman Sachs Asset
   Income Strategy Portfolio         and current income.                            Management, L.P.
   (Class A)*

Goldman Sachs Growth                 Seeks long-term capital appreciation and,      Goldman Sachs Asset
   Strategy Portfolio (Class A)*     secondarily, current income.                   Management, L.P.

Goldman Sachs International          Seeks long-term capital appreciation and       Goldman Sachs Asset
   Real Estate Securities Fund       dividend income.                               Management, L.P.
   (Class A)*

Goldman Sachs Real Estate            Seeks long-term capital appreciation and       Goldman Sachs Asset
   Securities Fund (Class A)*        dividend income.                               Management, L.P.

Goldman Sachs Technology             Seeks long-term capital appreciation.          Goldman Sachs Asset
   Opportunities (Class A)                                                          Management, L.P.
   Fund*




------------------------------
* This sub-account invests in a publicly available fund, and is only available an investment option for Qualified Contract.


The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

THE FUNDS MAY NOT ACHIEVE THEIR STATED OBJECTIVES. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN THE FUNDS, IS FOUND IN THE FUNDS' PROSPECTUSES ACCOMPANYING THIS PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION AVAILABLE FROM US UPON REQUEST.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO THE CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other fund, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS.    We and our
distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we were receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.


CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                THE CONTRACTS


A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.


1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there may be additional limitations on Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

      - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

      - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

      - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

We do not include PPBs credited to your Contract Value when calculating any of these limits.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for Purchase Payments and transfers allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%. For Contracts issued after December 31, 2012,the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. Some states require the return of all Purchase Payments (not including the PPB). Thus, if you return the Contract during the "free look" provision, you will not receive the PPB. In those states we will return the greater of Purchase Payments and Contract Value (not including the PPB) as of the Valuation Date on which we receive your Contract at our Service Center.

In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value (not including the PPB) as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA, AND SIMPLE IRA DISCLOSURE STATEMENT) If you decide to return your Contract for a refund during the "free look" period, please also include a letter instructing us to cancel your Contract.


3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

BENEFICIARIES.    You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing and returning our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

      1.   The change must be filed while you are alive;

      2.   The Contract must be in force at the time you file a change;

      3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

      4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

      5. The request for change must provide information sufficient to identify the new Beneficiary; and

      6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.

In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

When multiple Beneficiaries are involved, we can not determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

OWNERS.    Prior to the death of an Owner and subject to our prior approval, you may add, change, or remove an Owner by written request to our Service Center. To the extent permitted by state law, we reserve the right to refuse a change in Owner at any time on a non-discriminatory basis. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.

ANNUITANTS.    For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. If the sole Owner is a non-natural person, (1) we will pay a death benefit upon the death of the Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value. Joint Annuitants are only permitted in Non-Qualified Contracts.


4. ASSIGNMENT

To the extent permitted by state law, assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.

Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.


B. PURCHASE PAYMENT BONUS

Each time you make a Purchase Payment, we will credit an additional amount to your Contract Value--the PPB. Each PPB we calculate is equal to 4% of the Purchase Payment. All PPBs become part of the Contract Value at the same time and are allocated in the same manner and percentage as the corresponding Purchase Payment. PPBs are not considered to be Purchase Payments.

We use a portion of the mortality and expense risk charge and the withdrawal charge to fully or partially offset PPBs credited to the Contract. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the amount of the PPBs credited to your Contract may be more than offset by the higher withdrawal charges and mortality and expense risk charges. We expect to make a profit from these charges.

It is important to remember that this Contract is a long-term investment. Carefully consider your need to make withdrawals from or surrender the Contract in the short-term as your expenses can outweigh the benefits of the PPB. We issue other variable annuity contracts that do not offer PPBs but have lower fees and charges and may provide larger contract values upon surrender than the Contract, depending on the performance of your chosen Subaccounts and the differences in fees and charges. You should carefully consider whether the Contract is the best product for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We encourage you to talk with your agent and determine whether or not the Contract is appropriate for you.

The PPB is not considered to be an "investment in the contract" for income tax purposes. (See "Federal Income Taxes")


C. LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS

There are important limitations on your PPB. These limitations are:

      - We will recapture the PPB credited to your Contract Value if you return the Contract during the free look period. However, we will assume the risk of loss (and keep the investment gain) on the PPB. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionality attributable to the PPB.

      - We reserve the right to not credit your Contract Value with a PPB if at the time a Purchase Payment is made, the sum of partial withdrawals and loans made under the Contract exceeds the sum of Purchase Payments and loan repayments.


D. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. The PPB will be allocated in the same manner and proportion as the Purchase Payment allocation. When you allocate Purchase Payments and corresponding PPBs to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments (and corresponding PPBs) allocated to the Fixed Account begin earning interest one day after we receive them.

We will credit an initial Purchase Payment (and corresponding PPB) no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase
Payment.

After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment (and corresponding PPB) allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge (if you elected the GLWB rider prior to its discontinuance on June 1, 2009).

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

      - an agent's broker-dealer provides us with application information, electronically or in writing,

      - we receive the initial Purchase Payment, and

      - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


2. ACCUMULATION UNIT VALUE

Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments (and corresponding PPBs) are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

       (1 divided by 2) minus 3, where:

             (1)   is:

                   - the net asset value per share of the Fund held in the
                     Subaccount as of the end of the current Valuation Period; plus

                   - the per share amount of any dividend or capital gain
                     distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                   - a charge or credit for any taxes reserved for the current
                     Valuation Period which we determine have resulted from the investment operations of the Subaccount;

             (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

             (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, and the Step-Up Death Benefit Rider charge (if you elect the Step-Up Death Benefit Rider).


3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

       - the number of Accumulation Units credited to each Subaccount, times

       - the value of a corresponding Accumulation Unit for each Subaccount, plus

       - your interest in the Fixed Account.


4. TRANSFERS DURING THE ACCUMULATION PERIOD

Transfers are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time; see 5. DISRUPTIVE TRADING, below. In addition to the Disruptive Trading rules, the Contract provides that certain restrictions apply to transfers among the Subaccounts and the Fixed Account during the Accumulation Period:

       - The Contract provides (1) that the minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount and
         (2) that no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your interest in such account. The Company is currently waiving these requirements, but reserves the right to enforce the provisions in the future.

       - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

      - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

Transfers involving the Fixed Account may be subject to additional provisions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (e.g. Annuitants and Beneficiaries.)

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar year. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.


6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

     - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL
        CHARGE")

     - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

     - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

     - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

     - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE," and see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

     - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

You may request a partial withdrawal subject to the following:

     - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

     - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.

      - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

      - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

      - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas ORP must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the Texas ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, special withdrawal rules apply. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


7. DEATH BENEFITS

The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.

STANDARD DEATH BENEFIT

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

      (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes);

      (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

          The Proportional Reduction Factor is equal to (1) divided by (2), where:

          (1) is the Contract Value after the withdrawal, and

          (2) is the Contract Value immediately prior to the withdrawal.


EXAMPLE:

      Contract Value = $80,000
      Purchase Payment Value = $100,000
      Debt = $0

If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

      - STEP 1:    We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000 - $20,000 = $60,000)

      - STEP 2:    We calculate the Proportional Reduction Factor. The
        Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000 / $80,000 = 75%)

      - STEP 3:    We calculate the Purchase Payment Value after the
        withdrawal. This is the lesser of:

            (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) = $100,000 - $20,000 = $80,000

            (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor = $100,000 x 75% = $75,000

      = Lesser of $80,000 and $75,000 = $75,000

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the standard death benefit. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


STEP-UP DEATH BENEFIT RIDER

We currently offer one optional enhanced death benefit under the Contract: the Step-Up Death Benefit Rider. We may discontinue the offering of the Step-Up Death Benefit Rider at any time. The Step-Up Death Benefit Rider may not be available in all states.

The calculation of benefits under the Step-Up Death Benefit Rider changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit Rider may not be appropriate depending on your proximity to age 81. Prior to electing the Step-up Death Benefit Rider, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit Rider.

You may elect the Step-Up Death Benefit Rider only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit Rider equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT RIDER CHARGE") We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit Rider only on the initial Contract application. You cannot elect the Step-Up Death Benefit Rider after the Date of Issue.

If you elect the Step-Up Death Benefit Rider, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

      1. The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

      2. The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (a) divided by (b), where:

          (a)    is the Contract Value after the withdrawal, and

          (b)    is the Contract Value immediately prior to the withdrawal.

On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

      1.   The Contract Value on that Contract Anniversary; and

      2.   The current Step-Up Value on that Contract Anniversary.

If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

You may not terminate the Step-Up Death Benefit Rider once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit Rider will automatically terminate on the earliest of:

      1.   the Annuity Date;

      2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit Rider if we offer it at that time); or

      3.   termination or surrender of the Contract.

All charges for the Step-Up Death Benefit Rider will cease upon termination.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the Step-Up Death Benefit Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


PAYMENT OF DEATH BENEFITS

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

If any Owner is not a natural person, (1) we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and we will pay the death benefit upon the death of any Annuitant, and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

      - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

      - We will terminate the Step-Up Death Benefit Rider if in effect as of the Valuation Date we receive due proof of your death.

      - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit Rider or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      - We will assess withdrawal charges, if any, only on Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) we receive after the date of continuance.

      - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.


8. LOANS

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. While a loan is outstanding, you may continue to make Purchase Payments to the Contract through your 403(b) or qualified plan.

The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the

Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, the loan privilege is not available to you. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


9. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transactions to be submitted by facsimile at 785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Also, telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles, which is likely to occur during periods of high market turbulence). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

                        CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

      - mortality and expense risk charge;

      - contract fee;

      - withdrawal charge;

      - commutation charge;

      - premium tax;

      - administration charge;

      - Step-Up Death Benefit Rider Charge (if applicable); and

      - GLWB Rider charge (if applicable).

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS")

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.


A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 1.35%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs. We use a portion of the mortality and expense risk charge to pay for the PPB.


2. ADMINISTRATION CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT RIDER CHARGE

If you elect the Step-Up Death Benefit Rider, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit Rider. We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account.


4. GLWB RIDER CHARGE

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.


B. CONTRACT FEE

During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

When we deduct the contract fee, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.


C. WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. We use a portion of the withdrawal charge to pay for the PPB. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received. We apply the withdrawal charge on each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any Purchase Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including PPBs) made under the Contract.

Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

          a) is Contract Value less Debt prior to the withdrawal or surrender;

          b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

          c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER) If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) that were made within the previous eight Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn as follows:


              CONTRIBUTION YEAR                                            WITHDRAWAL CHARGE
              ----------------------------------------------------------  ------------------
              First.....................................................                 8%
              Second....................................................                 8%
              Third.....................................................                 7%
              Fourth....................................................                 6%
              Fifth.....................................................                 5%
              Sixth.....................................................                 4%
              Seventh...................................................                 3%
              Eighth....................................................                 2%
              Ninth+....................................................                 0%

WITHDRAWAL CHARGE EXAMPLE


THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND THE WITHDRAWAL CHARGE

     - The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

     - A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.

      - All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.


COLUMN      (2)        (3)          (4)           (5)            (6)            (7)           (8)           (9)           (10)
------  ---------  ----------  ------------  -------------  -------------  ------------  ------------  -------------  ------------

                    PURCHASE                 HYPOTHETICAL
                     PAYMENT                   CONTRACT                                                 WITHDRAWAL     WITHDRAWAL
                      (NOT                       VALUE                      WITHDRAWAL       FREE         WITHOUT      SUBJECT TO
         CONTRACT   INCLUDING     PARTIAL       BEFORE      CONTRIBUTION      CHARGE      WITHDRAWAL    WITHDRAWAL     WITHDRAWAL
LINE       YEAR       PPB)      WITHDRAWAL    WITHDRAWAL        YEAR            (%)         AMOUNT        CHARGE         CHARGE
------  ---------  ----------  ------------  -------------  -------------  ------------  ------------  -------------  ------------
(1)...       1      $10,000                    $ 10,400           1           8.00%        $ 1,040
(2)...       2                                   10,700           2           8.00%          1,070
(3)...       3                    $1,000         11,100           3           7.00%          1,110        $ 1,000        $    0
(4)...       4                       500         10,200           4           6.00%          1,020            500             0
(5)...       4                     3,600         10,000           4           6.00%            550            550         3,050
(6)...       5                                    6,700           5           5.00%            670
(7)...       6                                    6,900           6           4.00%            690
(8)...       7                                    7,400           7           3.00%            740
(9)...       8                                    7,900           8           2.00%            790
(10)..       9                                    8,400           9           0.00%            840
(11)..      10                     5,000          8,900          10           0.00%            890            890         4,110


COLUMN     (11)           (12)
------  ------------  ------------


                        CONTRACT
        WITHDRAWAL        VALUE
          CHARGE          AFTER
LINE        ($)        WITHDRAWAL
------  ------------  ------------
(1)...                  $ 10,400
(2)...                    10,700
(3)...     $   0          10,100
(4)...         0           9,700
(5)...       183           6,400
(6)...                     6,700
(7)...                     6,900
(8)...                     7,400
(9)...                     7,900
(10)..                     8,400
(11)..         0           3,900

-----------------------------
COLUMN NOTES:

Col (5) Includes the impact of Purchase Payments, PPB's, partial withdrawals, contract fees and charges, and investment performance.

Col (6) A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

Col (7) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) is based on the Contribution Year of the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Col (8) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] x 10% minus (c)) where:

                (a) = Contract Value less Debt prior to the withdrawal or surrender

                (b) = previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges)

                (c) = previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

Col (9) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (10) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). Note that we do not impose the withdrawal charge on any Purchase Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment.

Col (11) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column (10) x Column (7)).

Col (12) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).


PARTIAL WITHDRAWAL #1--EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,110 (= the greater of $0 and ([$11,100 + $0] x 10% - $0))
                using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,110), so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($11,100 - $1,000 = $10,100).

PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3--EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $1,020 (= the greater of $0 and ([$10,200 + $0] x 10% - $0))
               using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,020) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($10,200 - $500 = $9,700).

Line (5) --A partial withdrawal of $3,600 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $550 (= the greater of $0 and ([$10,000 + $500] x 10% - $500))
               using the formula for Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year. Since the partial withdrawal requested exceeds the Free Withdrawal Amount, $3,050 of the partial withdrawal request is subject to a withdrawal charge ($3,050 = $3,600 - $550). For the purpose of calculating the withdrawal charge, the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) from which the partial withdrawal is being withdrawn, is in it's 4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 6% and the withdrawal charge is equal to $183 (= 6% x $3,050). The Contract Value is reduced for the amount of the partial withdrawal ($10,000 - $3,600 = $6,400).

               --IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
               CONTRACT:    The partial withdrawal requested is less than the
               initial Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase Payment (and PPB earnings attributable to that Purchase Payment and PPB) for purposes of calculating the withdrawal charge.


PARTIAL WITHDRAWAL #4--EXPLANATION:

Line (11)      A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is equal to
               $890 (= the greater of $0 and [$8,900 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal exceeds the Free Withdrawal Amount. As a result, $4,110 of the partial withdrawal request is subject to a withdrawal charge. However, because the amount being withdrawn is taken from a Purchase
               Payment (and PPB and earnings attributable to a Purchase Payment and PPB) that was made more than eight Contribution Years prior to the partial withdrawal, no withdrawal charge is assessed. The
               Contract Value is reduced for the amount of the partial withdrawal ($8,900 - $5,000 = $3,900).

For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

      - You make a $15,000 Purchase Payment in the first Contract Year.

      - You make a $10,000 Purchase Payment in the fourth Contract year.

      - In the fifth Contract Year, the $15,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its fifth Contribution year and the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its second Contribution Year.

The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eighth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

      - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

      - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      - if you become disabled.

The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

"Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Such disability or confinement must not be due to:

      - substance abuse, or

      - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

"Skilled Health Care Facility" means a place which:

      - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

      - provides skilled nursing care under the supervision of a physician;

      - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

      - keeps a medical record in accordance with accepted professional standards and practices for each patient.

"Hospital" means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then "hospital" means a place that is operated as a hospital pursuant to law.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.


D. COMMUTATION CHARGE

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.


E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.

F. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments (not including corresponding PPBs). If we pay state premium taxes, we will deduct the amount paid from:

      - Purchase Payments when we receive them, and/or

      - Partial withdrawals or full surrender, and/or

      - Death benefits, and/or

      - Contract Value applied to an Annuity Option at the time annuity payments start, and/or

      - Annuity payments when we pay them, and/or

      - If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, monthly Settlement Payments when we pay them (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid. In no case will we deduct a total of more than the premium tax that we paid.

See "State Premium Tax Chart" in the Statement of Additional Information.


G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

      - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      - the total amount of Purchase Payments to be received and the method in which they will be remitted;

      - any prior or existing relationship with us;

      - the level of commission paid to selling broker-dealers;

      - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      - the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

                             THE ANNUITY PERIOD


Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS") We do not permit partial annuitization.


If you elected the GLWB Rider prior to its discontinuance on June 1, 2009 and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


1. ANNUITY PAYMENTS

The amount of the first annuity payment depends on:

      - the selected Annuity Option; and

      - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5); and

      - the age and gender of the Annuitant; and

      - the Withdrawal Value on the Annuity Date; and

      - the assumed investment rate (if variable annuitization is elected);
        and

      - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Unless prohibited under state law and excluding certain employee plans, the sex of the Annuitant influences the amount of periodic payments, where unisex rates apply), as males are expected to have a shorter life span than females, also resulting in larger payments.

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.


2. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.

An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options that are available to a Beneficiary are limited. The Annuity Options available are:

      - Option 2 over the lifetime of the Beneficiary; or

      - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original payment. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

When you are choosing an Annuity Option, you should consider that:

      - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

      - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

      - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.


3. ALLOCATION OF ANNUITY

Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.


4. FIXED ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.


5. VARIABLE ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity Units per payment for each Subaccount by the Annuity Unit value for that Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.


6. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate (or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.

The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

ANNUITY UNIT VALUE.    Annuity Unit values are determined independently for
each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

      a.   is the Annuity Unit value at the end of the preceding Valuation
           Period

      b.   is the net investment experience factor for the current Valuation
           Period

      c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

      x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

      y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period


7. TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

      - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      - Your interest in a Subaccount must be transferred in increments of 25%.

      - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

      - You may not transfer to or from the Fixed Account.

We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

      A   =   The number of Annuity Units per payment for the Subaccount you are transferring from;

      B   =   The Annuity Unit value of the Subaccount you are transferring from; and

      C   =   The Annuity Unit value of the Subaccount you are transferring
              to.

TRANSFER PROCEDURES--We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.

8. DEATH PROCEEDS

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or 2) any remaining payments under Annuity Option 1. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.


9. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

10. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless prohibited under state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.

                         PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

      - during any period when the New York Stock Exchange is closed;

      - when trading is restricted or the SEC determines an emergency exists;
        or

      - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.

                             FEDERAL TAX MATTERS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

In this discussion, PPBs are treated as earnings for tax purposes.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."


OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.



PUBLICLY-AVAILABLE FUNDS.    Several of the Funds offered through the Separate
Account are also available to the general public. The IRS has ruled that investing in mutual funds shares that are "publicly-available," i.e., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.


Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds, the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DEFINITION OF SPOUSE UNDER FEDERAL LAW.    The right of a spouse to continue
the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age (e.g., past age 85), the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments (not including any corresponding PPBs) minus any amounts previously received from the Contract that were not includible in your income. Credits we make to your Contract in connection with the PPB are not part of your investment in the Contract (and thus, for tax purposes, are treated in the same way as investment gains). All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. Please consult a tax advisor before taking distributions from your Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments. For income tax purposes, the PPB you receive is not considered "investment in the contract." This means the PPB will be taxed.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

      - if distributed in a lump sum are taxed like a full withdrawal, or

      - if distributed under an Annuity Option are taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2;

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax

7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment (but not including any corresponding PPBs) made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code,

      - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



2. MEDICARE TAX.

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits (e.g., the GLWB Rider) might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

If you are purchased the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law.

                          DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate Account:



              GLOBAL ATLANTIC DISTRIBUTORS LLC ("DISTRIBUTOR")
             82 HOPMEADOW STREET, SUITE 200, SIMSBURY, CT 06089


The Distributor is a wholly-owned subsidiary of Global Atlantic (Fin) Company. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS.    We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS.    We and Distributor pay compensation
to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS.    We and Distributor may
pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

                                VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.


                  REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at www.commonwealthannuity.com.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.

                            DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

      - the number of designated monthly transfers has been completed,

      - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

      - we receive your written termination at our Service Center at least five business days before the next transfer date, or

      - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                         AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments (and corresponding PPBs) and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

     - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

     - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments (and corresponding PPBs).

You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments (and corresponding
PPBs) paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments (and corresponding PPBs) in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments (and corresponding PPBs) accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.


                         SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.

                           SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.


                              LEGAL PROCEEDINGS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                            FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.

                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

The Fixed Account Contract Value includes:

     1.   your Purchase Payments allocated to the Fixed Account;

     2. amounts transferred from a Subaccount to the Fixed Account at your request; and

     3.   the interest credited to amounts so allocated or transferred.

We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for amounts allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate applicable for that period. We reserve the right to declare the current Fixed Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. In addition to the provisions under B. THE ACCUMULATION PERIOD--4. TRANSFERS DURING THE ACCUMULATION PERIOD in the prospectus, the following apply to transfers from the Fixed Account during the Accumulation Period:

      - The Contract provides that transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. The Company is currently waiving this requirement, but reserves the right to enforce the provision in the future. We reserve the right to apply the restriction to transfers made under a systematic investment program approved by the Company.

      - The Contract provides that a transfer out of the Fixed Account is limited to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

      - The Company reserves the right to transfer the entire Fixed Account Contract Value if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Transfers to or from the Fixed Account are also subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. The Company reserves the right to amend its Disruptive Trading rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account. Transfers to and from the Fixed Account are not permitted during the Annuity Period.

               CONTRACTS ISSUED ON OR BEFORE DECEMBER 31, 2012



GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.




                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $  948         9       $ 9,564       17       $21,344       25       $36,427
2..............      1,924        10        10,794       18        23,040       26        38,575
3..............      2,925        11        12,169       19        24,787       27        40,788
4..............      3,956        12        13,585       20        26,587       28        43,068
5..............      5,015        13        15,045       21        28,440       29        45,416
6..............      6,105        14        16,550       22        30,349       30        47,834
7..............      7,226        15        18,100       23        32,315
8..............      8,378        16        19,698       24        34,341




-----------------------------
*    Includes applicable withdrawal charges




GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.




                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $4,886         9       $5,910        17       $7,144        25       $ 8,781
2..............      4,955        10        5,998        18        7,328        26         9,014
3..............      5,075        11        6,147        19        7,518        27         9,254
4..............      5,198        12        6,302        20        7,713        28         9,501
5..............      5,324        13        6,460        21        7,914        29         9,756
6..............      5,452        14        6,624        22        8,121        30        10,018
7..............      5,584        15        6,792        23        8,334
8..............      5,719        16        6,966        24        8,554




-----------------------------
*    Includes applicable withdrawal charges

                CONTRACTS ISSUED ON AND AFTER JANUARY 1, 2013



GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR. THESE VALUES REFLECT THE PURCHASE PAYMENT BONUS, WHICH IS EQUAL TO 4% OF EACH CONTRIBUTION.




                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $  947         9       $ 9,161       17       $18,382       25       $28,389
2..............      1,903        10        10,277       18        19,585       26        29,698
3..............      2,879        11        11,403       19        20,805       27        31,020
4..............      3,875        12        12,539       20        22,038       28        32,355
5..............      4,890        13        13,686       21        23,283       29        33,703
6..............      5,926        14        14,844       22        24,541       30        35,065
7..............      6,981        15        16,013       23        25,811
8..............      8,056        16        17,192       24        27,094




-----------------------------
*    Includes applicable withdrawal charges




GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM. THESE VALUES REFLECT THE PURCHASE PAYMENT BONUS, WHICH IS EQUAL TO 4% OF EACH CONTRIBUTION.




                  TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR         VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
---------------   -----------   ------   -----------   ------   -----------   ------   -----------
1..............     $4,846         9       $5,406        17       $5,605        25       $5,821
2..............      4,867        10        5,430        18        5,632        26        5,850
3..............      4,935        11        5,454        19        5,658        27        5,878
4..............      5,004        12        5,479        20        5,684        28        5,907
5..............      5,073        13        5,504        21        5,711        29        5,936
6..............      5,143        14        5,529        22        5,738        30        5,965
7..............      5,214        15        5,554        23        5,766
8..............      5,285        16        5,580        24        5,793




-----------------------------
*    Includes applicable withdrawal charges

                                 APPENDIX B


     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT


This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.


A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.


B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.    The Contract must be nontransferable by the Owner.

3.    The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2, and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "ROLLOVERS AND DIRECT TRANSFERS"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under
      Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA (other than a Roth IRA) from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan. In addition, if you have participated in your SIMPLE IRA for at least two years, certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your SIMPLE IRA.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

      Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it). Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth
      IRAs.

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover or direct transfer from a SIMPLE IRA or, to the extent permitted by law, from another IRA or retirement plan as described above.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS


1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2017. After 2017, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.


2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $13,000 ($5,500 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a.   The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

      The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.


4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows for 2017:



      JOINT RETURNS: $99,000



      SINGLE TAXPAYERS: $62,000



      The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, in 2017 the amount of the deductible IRA contribution is phased out for adjusted gross income between $186,000 and 196,000. These amounts may be indexed for cost of living increases in future years.


      To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to and including the due date of your federal income tax return, not including any extensions. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.


6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.


E. SEP IRAS


1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2017, the maximum deductible employer contribution for a SEP IRA is the lesser of $54,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.


2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $5,500 or $6,500, depending upon age).


F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.


2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,500 for 2017 or $15,500 if you are over age 50. After 2017, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $270,000 of compensation in 2017, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.


3. Employee elective contributions and employer contributions (i.e., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year).

Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.


J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In 2017, if you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $186,000 of modified adjusted gross income and no contributions are allowed above $196,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $118,000 and no contributions are permitted above $133,000. These amounts may be indexed for cost of living increases in future years.


A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.


K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

      The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

      In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

      A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

      UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.


L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.


M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

      1.   To amounts that are rolled over or transferred tax free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

      5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.


O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


P. BORROWING


If you borrow money against your annuity contract it will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)



Q. REPORTING

We will provide you with any reports required by the Internal Revenue
Service.


R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.50%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year if the Accumulate Value is less than $50,000.

3. Withdrawal charges will be assessed based on the Contribution Years elapsed as described in the prospectus under the heading "Withdrawal Charge."

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value.


5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Commonwealth Annuity.

                                 APPENDIX C

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A


The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2016.


Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.50%.

Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit Rider elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.70%.

In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

             TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
  (SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                            YEAR ENDED DECEMBER 31ST
                                                             -----------------------------------------------------
SUB-ACCOUNT                                                     2016      2015       2014        2013       2012
-----------------------------------------------------------  ---------  ---------  ---------  ---------  ---------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      1.100      1.127      1.118      1.048      0.968
  End of Period............................................      1.139      1.100      1.127      1.118      1.048
Number of Units Outstanding at End of Period (in thousands)    284.382    352.410    325.927    285.378    288.193
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      1.030      1.037      1.022      0.840      0.729
  End of Period............................................      1.084      1.030      1.037      1.022      0.840
Number of Units Outstanding at End of Period (in thousands)    105.468     44.647     46.800     46.161     44.479
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
   (CLASS A)
Unit Value:
  Beginning of Period......................................      1.054      1.076      1.069      0.959      0.866
  End of Period............................................      1.098      1.054      1.076      1.069      0.959
Number of Units Outstanding at End of Period (in thousands)     37.543     20.074    459.201    363.392    362.169
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      1.009      1.023      1.014      0.870      0.771
  End of Period............................................      1.055      1.009      1.023      1.014      0.870
Number of Units Outstanding at End of Period (in thousands)    113.090     93.650    170.507    450.234    435.301


                                                                           YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------
SUB-ACCOUNT                                                    2011       2010        2009       2008      2007
-----------------------------------------------------------  ---------  ---------  ---------  ---------  -------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      1.001      0.937      0.793      1.012    1.000
  End of Period............................................      0.968      1.001      0.937      0.793    1.012
Number of Units Outstanding at End of Period (in thousands)    205.527    177.445    131.508     56,191      N/A
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      0.800      0.721      0.566      1.002    1.000
  End of Period............................................      0.729      0.800      0.721      0.566    1.002
Number of Units Outstanding at End of Period (in thousands)     36.154     46.028     11.472      6,386      N/A
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
   (CLASS A)
Unit Value:
  Beginning of Period......................................      0.911      0.840      0.677      1.012    1.000
  End of Period............................................      0.866      0.911      0.840      0.677    1.012
Number of Units Outstanding at End of Period (in thousands)    367.414    330.572    288.131     15,307      N/A
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period......................................      0.834      0.760      0.600      1.005    1.000
  End of Period............................................      0.771      0.834      0.760      0.600    1.005
Number of Units Outstanding at End of Period (in thousands)    420.248    448.747    406.155    339,944      265


                                                                              YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------------------
SUB-ACCOUNT                                                       2016       2015       2014       2013       2012
-------------------------------------------------------------  ---------  ---------  ---------  ---------  ----------

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
   (CLASS A)
Unit Value:
  Beginning of Period........................................      0.729      0.757      0.761      0.730       0.520
  End of Period..............................................      0.705      0.729      0.757      0.761       0.730
Number of Units Outstanding at End of Period (in thousands)..     51.690     50.931     84.808    370.399     176.880
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period........................................      1.331      1.310      1.026      1.020       0.891
  End of Period..............................................      1.382      1.331      1.310      1.026       1.020
Number of Units Outstanding at End of Period (in thousands)..    133.614    120.813     78.870     45.799      71.686
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period........................................      1.846      1.741      1.606      1.268       1.068
  End of Period..............................................      1.930      1.846      1.741      1.606       1.268
Number of Units Outstanding at End of Period (in thousands)..    276.302    250.259    342.748    335.859     320.375
GOLDMAN SACHS CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.226      1.242      1.194      1.228       1.168
  End of Period..............................................      1.240      1.226      1.242      1.194       1.228
Number of Units Outstanding at End of Period (in thousands)..    547.916    649.327    661.963    669.307     642.339
GOLDMAN SACHS EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.424      1.432      1.284      0.989       0.869
  End of Period..............................................      1.563      1.424      1.432      1.284       0.989
Number of Units Outstanding at End of Period (in thousands)..    225.604    180.326    171.203    108.979      74.223
GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.112      1.199      1.171      1.047         N/A
  End of Period..............................................      1.143      1.112      1.199      1.171       1.047
Number of Units Outstanding at End of Period (in thousands)..        N/A        N/A        N/A     14.124       6.741
GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      0.918      0.932      0.946      0.960       0.975
  End of Period..............................................      0.904      0.918      0.932      0.946       0.960
Number of Units Outstanding at End of Period (in thousands)..  6,583.640  8,558.440  8,313.747  6,198.279   7,911.498
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.617      1.732      1.583      1.216       1.033
  End of Period..............................................      1.616      1.617      1.732      1.583       1.216
Number of Units Outstanding at End of Period (in thousands)..    122.126    122.112    131.107    130.600     127.260


                                                                               YEAR ENDED DECEMBER 31ST
                                                               --------------------------------------------------------
SUB-ACCOUNT                                                       2011        2010        2009        2008       2007
-------------------------------------------------------------  ----------  ----------  ----------  ----------  --------

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
   (CLASS A)
Unit Value:
  Beginning of Period........................................       0.656       0.591       0.449       0.953     1.000
  End of Period..............................................       0.520       0.656       0.591       0.449     0.953
Number of Units Outstanding at End of Period (in thousands)..      38.832      47.050      23.486         415       N/A
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period........................................       0.824       0.658       0.534       0.919     1.000
  End of Period..............................................       0.891       0.824       0.658       0.534     0.919
Number of Units Outstanding at End of Period (in thousands)..      32.055      43.136      51.806       1,451        67
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period........................................       1.250       1.021       0.613       1.140     1.000
  End of Period..............................................       1.068       1.250       1.021       0.613     1.140
Number of Units Outstanding at End of Period (in thousands)..     209.013     916.837     454.367         N/A       N/A
GOLDMAN SACHS CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       1.109       1.051       0.930       1.033     1.000
  End of Period..............................................       1.168       1.109       1.051       0.930     1.033
Number of Units Outstanding at End of Period (in thousands)..     527.382     231.414      46.127       1,517       N/A
GOLDMAN SACHS EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       0.867       0.766       0.616       0.996     1.000
  End of Period..............................................       0.869       0.867       0.766       0.616     0.996
Number of Units Outstanding at End of Period (in thousands)..      62.610      42.901      26.873       4,456       N/A
GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................         N/A         N/A         N/A         N/A       N/A
  End of Period..............................................         N/A         N/A         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..         N/A         N/A         N/A         N/A       N/A
GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       0.990       1.005       1.018       1.011     1.000
  End of Period..............................................       0.975       0.990       1.005       1.018     1.011
Number of Units Outstanding at End of Period (in thousands)..   7,547.283   4,656.960   4,016.045   3,269,558       N/A
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       1.092       0.929       0.595       1.021     1.000
  End of Period..............................................       1.033       1.092       0.929       0.595     1.021
Number of Units Outstanding at End of Period (in thousands)..      89.865     117.924     108.474       9,876       N/A


                                                                                YEAR ENDED DECEMBER 31ST
                                                                --------------------------------------------------------
SUB-ACCOUNT                                                        2016       2015        2014       2013        2012
--------------------------------------------------------------  ----------  ---------  ---------  ----------  ----------

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.156      1.178      1.197       1.211       1.196
  End of Period...............................................       1.150      1.156      1.178       1.197       1.211
Number of Units Outstanding at End of Period (in thousands)...     344.024    460.246    368.649     406.232     619.165
GOLDMAN SACHS LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.180      1.255      1.132       0.864       0.738
  End of Period...............................................       1.293      1.180      1.255       1.132       0.864
Number of Units Outstanding at End of Period (in thousands)...      18.049      3.275      5.361       4.950       1.689
GOLDMAN SACHS MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.509      1.694      1.518       1.163       1.005
  End of Period...............................................       1.684      1.509      1.694       1.518       1.163
Number of Units Outstanding at End of Period (in thousands)...      51.182     51.190      3.182       3.314       0.094
GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.435      1.494      1.422       1.066       0.962
  End of Period...............................................       1.739      1.435      1.494       1.422       1.066
Number of Units Outstanding at End of Period (in thousands)...      50.104     21.689     33.449      78.524      93.764
GOLDMAN SACHS STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.538      1.514      1.356       1.043       0.885
  End of Period...............................................       1.541      1.538      1.514       1.356       1.043
Number of Units Outstanding at End of Period (in thousands)...      56.404     55.677     50.531      59.480      48.988
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       0.823      0.829      0.912       0.748       0.628
  End of Period...............................................       0.787      0.823      0.829       0.912       0.748
Number of Units Outstanding at End of Period (in thousands)...     182.493     73.231     72.085     190.519      67.201
GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.383      1.410      1.232       0.912       0.811
  End of Period...............................................       1.505      1.383      1.410       1.232       0.912
Number of Units Outstanding at End of Period (in thousands)...      67.296     78.610    220.976     120.668       4.790


                                                                               YEAR ENDED DECEMBER 31ST
                                                                ------------------------------------------------------
SUB-ACCOUNT                                                        2011       2010        2009        2008       2007
--------------------------------------------------------------  ---------  ----------  ----------  ----------  -------

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      1.142       1.102       1.051       1.034    1.000
  End of Period...............................................      1.196       1.142       1.102       1.051    1.034
Number of Units Outstanding at End of Period (in thousands)...    740.463     608.081     484.235     420,028      N/A
GOLDMAN SACHS LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.808       0.740       0.637       0.987    1.000
  End of Period...............................................      0.738       0.808       0.740       0.637    0.987
Number of Units Outstanding at End of Period (in thousands)...      2.854       1.910      21.988       2,823       30
GOLDMAN SACHS MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      1.095       1.000         N/A         N/A      N/A
  End of Period...............................................      1.005       1.095         N/A         N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...      0.095       0.095         N/A         N/A      N/A
GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.973       0.760       0.607       0.937    1.000
  End of Period...............................................      0.962       0.973       0.760       0.607    0.937
Number of Units Outstanding at End of Period (in thousands)...     67.214     540.932      22.359         229       14
GOLDMAN SACHS STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.925       0.850       0.585       1.023    1.000
  End of Period...............................................      0.885       0.925       0.850       0.585    1.023
Number of Units Outstanding at End of Period (in thousands)...     56.965      50.775      28.429       2,479      182
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND
   (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.752       0.693       0.548       1.033    1.000
  End of Period...............................................      0.628       0.752       0.693       0.548    1.033
Number of Units Outstanding at End of Period (in thousands)...    102.637     136.423      37.228       8,338      N/A
GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.792       0.714       0.599       0.968    1.000
  End of Period...............................................      0.811       0.792       0.714       0.599    0.968
Number of Units Outstanding at End of Period (in thousands)...      4.620       4.199       0.523         N/A      N/A


                                                                               YEAR ENDED DECEMBER 31ST
                                                               --------------------------------------------------------
SUB-ACCOUNT                                                       2016       2015        2014        2013       2012
-------------------------------------------------------------  ----------  ---------  ----------  ---------  ----------

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
   PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................         N/A        N/A         N/A        N/A         N/A
  End of Period..............................................         N/A        N/A         N/A        N/A         N/A
Number of Units Outstanding at End of Period (in thousands)..         N/A        N/A         N/A        N/A         N/A
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.322      1.344       1.285      1.336       1.282
  End of Period..............................................       1.359      1.322       1.344      1.285       1.336
Number of Units Outstanding at End of Period (in thousands)..     517.884    347.176     221.017    134.625     243.400
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       0.623      0.618       0.670      0.555       0.493
  End of Period..............................................       0.609      0.623       0.618      0.670       0.555
Number of Units Outstanding at End of Period (in thousands)..     254.942    253.289     221.161    217.552     180.276
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.600      1.649       1.710      1.195       1.057
  End of Period..............................................       1.674      1.600       1.649      1.710       1.195
Number of Units Outstanding at End of Period (in thousands)..     151.732    172.534     194.860    237.113     250.057
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.483      1.596       1.488      1.097       0.940
  End of Period..............................................       1.823      1.483       1.596      1.488       1.097
Number of Units Outstanding at End of Period (in thousands)..     321.543    315.619     427.874    823.975     203.067
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.655      1.673       1.522      1.180       1.031
  End of Period..............................................       1.756      1.655       1.673      1.522       1.180
Number of Units Outstanding at End of Period (in thousands)..     369.047    377.932     348.128    253.743     223.353
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.678      1.741       1.685      1.240       1.061
  End of Period..............................................       2.021      1.678       1.741      1.685       1.240
Number of Units Outstanding at End of Period (in thousands)..      24.386     24.844      10.254      2.166       4.074
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.515      1.606       1.503      1.194       1.035
  End of Period..............................................       1.756      1.515       1.606      1.503       1.194
Number of Units Outstanding at End of Period (in thousands)..     362.321    207.222     228.923    478.738       2.389


                                                                               YEAR ENDED DECEMBER 31ST
                                                               --------------------------------------------------------
SUB-ACCOUNT                                                       2011        2010        2009        2008       2007
-------------------------------------------------------------  ----------  ----------  ----------  ----------  --------

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
   PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................         N/A         N/A         N/A       1.046     1.000
  End of Period..............................................         N/A         N/A         N/A         N/A     1.046
Number of Units Outstanding at End of Period (in thousands)..         N/A         N/A         N/A         N/A       N/A
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.223       1.140       0.979       1.046     1.000
  End of Period..............................................       1.282       1.223       1.140       0.979     1.046
Number of Units Outstanding at End of Period (in thousands)..     359.166      82.851       3.347         N/A       N/A
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       0.621       0.605       0.457       0.993     1.000
  End of Period..............................................       0.493       0.621       0.605       0.457     0.993
Number of Units Outstanding at End of Period (in thousands)..     160.250     166.792     121.936      20,048       N/A
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.030       0.765       0.550       1.027     1.000
  End of Period..............................................       1.057       1.030       0.765       0.550     1.027
Number of Units Outstanding at End of Period (in thousands)..     191.278     320.507      44.827       1,002       N/A
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period........................................       1.045       0.838       0.596       0.944     1.000
  End of Period..............................................       0.940       1.045       0.838       0.596     0.944
Number of Units Outstanding at End of Period (in thousands)..     147.697     134.868     213.380         736       N/A
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.077       1.000         N/A         N/A       N/A
  End of Period..............................................       1.031       1.077         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..     156.452       1.058         N/A         N/A       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.094       1.000         N/A         N/A       N/A
  End of Period..............................................       1.061       1.094         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       3.646       0.138         N/A         N/A       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................       1.044       1.000         N/A         N/A       N/A
  End of Period..............................................       1.035       1.044         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       2.098         N/A         N/A         N/A       N/A


                                                                                YEAR ENDED DECEMBER 31ST
                                                                -------------------------------------------------------
SUB-ACCOUNT                                                        2016       2015       2014        2013       2012
--------------------------------------------------------------  ----------  ---------  ---------  ---------  ----------

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.202      1.227      1.197      1.110       1.031
  End of Period...............................................       1.241      1.202      1.227      1.197       1.110
Number of Units Outstanding at End of Period (in thousands)...         N/A        N/A        N/A        N/A         N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.279      1.306      1.272      1.141       1.038
  End of Period...............................................       1.326      1.279      1.306      1.272       1.141
Number of Units Outstanding at End of Period (in thousands)...         N/A        N/A     53.128        N/A         N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.295      1.322      1.285      1.143       1.037
  End of Period...............................................       1.347      1.295      1.322      1.285       1.143
Number of Units Outstanding at End of Period (in thousands)...     219.682    218.573    318.232    288.640     101.735
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.329      1.356      1.316      1.155       1.037
  End of Period...............................................       1.385      1.329      1.356      1.316       1.155
Number of Units Outstanding at End of Period (in thousands)...     289.992    276.062    269.334    242.357     146.688
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.393      1.421      1.376      1.167       1.032
  End of Period...............................................       1.454      1.393      1.421      1.376       1.167
Number of Units Outstanding at End of Period (in thousands)...     181.418    193.469    211.720    180.571      58.957
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.411      1.440      1.396      1.167       1.029
  End of Period...............................................       1.478      1.411      1.440      1.396       1.167
Number of Units Outstanding at End of Period (in thousands)...     158.378    216.987    212.204    209.003     144.519
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.449      1.478      1.434      1.170       1.018
  End of Period...............................................       1.520      1.449      1.478      1.434       1.170
Number of Units Outstanding at End of Period (in thousands)...     226.542    218.623    243.233    150.208     144.439
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.456      1.486      1.441      1.170       1.018
  End of Period...............................................       1.528      1.456      1.486      1.441       1.170
Number of Units Outstanding at End of Period (in thousands)...      71.604     70.421     75.427     55.998      24.427


                                                                               YEAR ENDED DECEMBER 31ST
                                                                ------------------------------------------------------
SUB-ACCOUNT                                                        2011        2010        2009       2008      2007
--------------------------------------------------------------  ----------  ----------  ----------  ---------  -------

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.047       1.000         N/A        N/A      N/A
  End of Period...............................................       1.031       1.047         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...         N/A         N/A         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.058       1.000         N/A        N/A      N/A
  End of Period...............................................       1.038       1.058         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...         N/A         N/A         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.058       1.000         N/A        N/A      N/A
  End of Period...............................................       1.037       1.058         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...      61.508      68.828         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.066       1.000         N/A        N/A      N/A
  End of Period...............................................       1.037       1.066         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...     112.160      84.249         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.073       1.000         N/A        N/A      N/A
  End of Period...............................................       1.032       1.073         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...      49.316      21.081         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.075       1.000         N/A        N/A      N/A
  End of Period...............................................       1.029       1.075         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...     118.624     121.240         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.080       1.000         N/A        N/A      N/A
  End of Period...............................................       1.018       1.080         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...     117.801      83.542         N/A        N/A      N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........................................       1.080       1.000         N/A        N/A      N/A
  End of Period...............................................       1.018       1.080         N/A        N/A      N/A
Number of Units Outstanding at End of Period (in thousands)...      21.784       9.586         N/A        N/A      N/A


                                                                                 YEAR ENDED DECEMBER 31ST
                                                                 --------------------------------------------------------
SUB-ACCOUNT                                                         2016        2015        2014       2013       2012
---------------------------------------------------------------  ----------  ----------  ---------  ----------  ---------

FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.465       1.496      1.451       1.171      1.016
  End of Period................................................       1.538       1.465      1.496       1.451      1.171
Number of Units Outstanding at End of Period (in thousands)....      18.900      16.109     13.542      11.404      9.694
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.469       1.500      1.454       1.170      1.012
  End of Period................................................       1.542       1.469      1.500       1.454      1.170
Number of Units Outstanding at End of Period (in thousands)....       1.535       1.038      1.540       1.046      0.603
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.111       1.135      1.113       1.074      1.026
  End of Period................................................       1.140       1.111      1.135       1.113      1.074
Number of Units Outstanding at End of Period (in thousands)....         N/A         N/A     98.696      98.716        N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       2.038       1.965      1.782       1.315      1.119
  End of Period................................................       2.009       2.038      1.965       1.782      1.315
Number of Units Outstanding at End of Period (in thousands)....     307.322     305.284    291.936     313.293    513.237
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.753       1.760      1.578       1.214      1.066
  End of Period................................................       1.926       1.753      1.760       1.578      1.214
Number of Units Outstanding at End of Period (in thousands)....     330.464     171.939     91.560     116.708     87.790
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.535       1.584      1.517       1.133      1.004
  End of Period................................................       1.692       1.535      1.584       1.517      1.133
Number of Units Outstanding at End of Period (in thousands)....     211.322     170.710    192.073     126.203    131.954
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.281       1.259      1.394       1.087      0.917
  End of Period................................................       1.195       1.281      1.259       1.394      1.087
Number of Units Outstanding at End of Period (in thousands)....      47.512      72.573     18.034      14.209     12.382
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.127       1.167      1.146       1.163      1.071
  End of Period................................................       1.200       1.127      1.167       1.146      1.163
Number of Units Outstanding at End of Period (in thousands)....     488.856     364.263    376.690     348.576    248.194


                                                                                 YEAR ENDED DECEMBER 31ST
                                                                 -------------------------------------------------------
SUB-ACCOUNT                                                         2011        2010        2009       2008       2007
---------------------------------------------------------------  ----------  ----------  ---------  ----------  --------

FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.081       1.000        N/A         N/A       N/A
  End of Period................................................       1.016       1.081        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....      15.819       1.849        N/A         N/A       N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.083       1.000        N/A         N/A       N/A
  End of Period................................................       1.012       1.083        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....       0.312         N/A        N/A         N/A       N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.027       1.000        N/A         N/A       N/A
  End of Period................................................       1.026       1.027        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....         N/A         N/A        N/A         N/A       N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.114       1.000        N/A         N/A       N/A
  End of Period................................................       1.119       1.114        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....     554.360         N/A        N/A         N/A       N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.063       1.000        N/A         N/A       N/A
  End of Period................................................       1.066       1.063        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....      17.252       0.205        N/A         N/A       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.144       1.000        N/A         N/A       N/A
  End of Period................................................       1.004       1.144        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....      95.360     140.955        N/A         N/A       N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.125       1.000        N/A         N/A       N/A
  End of Period................................................       0.917       1.125        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....      10.748     363.185        N/A         N/A       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........................................       1.041       1.000        N/A         N/A       N/A
  End of Period................................................       1.071       1.041        N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)....     183.858       1.651        N/A         N/A       N/A


                                                                             YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------------------
SUB-ACCOUNT                                                      2016       2015       2014        2013       2012
-------------------------------------------------------------  ---------  ---------  ---------  ----------  ---------

FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period........................................        N/A        N/A        N/A         N/A        N/A
  End of Period..............................................        N/A        N/A        N/A         N/A        N/A
Number of Units Outstanding at End of Period (in thousands)..        N/A        N/A        N/A         N/A        N/A
FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      1.214      1.327      1.287       1.147      1.034
  End of Period..............................................      1.364      1.214      1.327       1.287      1.147
Number of Units Outstanding at End of Period (in thousands)..  1,630.742  1,514.514  1,560.253   1,414.954  1,337.928
FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      1.277      1.346      1.292       1.028      0.921
  End of Period..............................................      1.411      1.277      1.346       1.292      1.028
Number of Units Outstanding at End of Period (in thousands)..    468.615    335.313    271.360     247.875    224.018
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      1.140      1.217      1.154       0.913      0.811
  End of Period..............................................      1.303      1.140      1.217       1.154      0.913
Number of Units Outstanding at End of Period (in thousands)..    145.409    127.887    118.544     116.714    117.764
FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      1.330      1.459      1.472       1.097      0.941
  End of Period..............................................      1.706      1.330      1.459       1.472      1.097
Number of Units Outstanding at End of Period (in thousands)..    551.264    438.465    421.656     412.963    358.176
TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period........................................        N/A        N/A        N/A         N/A        N/A
  End of Period..............................................        N/A        N/A        N/A         N/A        N/A
Number of Units Outstanding at End of Period (in thousands)..        N/A        N/A        N/A         N/A        N/A
TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      0.962      1.045      1.091       0.847      0.710
  End of Period..............................................      1.039      0.962      1.045       1.091      0.847
Number of Units Outstanding at End of Period (in thousands)..    149.432    151.820    208.445     215.352    174.964


                                                                            YEAR ENDED DECEMBER 31ST
                                                               ---------------------------------------------------
SUB-ACCOUNT                                                      2011       2010       2009       2008      2007
-------------------------------------------------------------  ---------  ---------  ---------  ---------  -------

FRANKLIN GLOBAL COMMUNICATIONS FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period........................................        N/A        N/A      0.556      1.049    1.000
  End of Period..............................................        N/A        N/A        N/A      0.556    1.049
Number of Units Outstanding at End of Period (in thousands)..        N/A        N/A        N/A        N/A      N/A
FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      1.025      0.924      0.691      0.998    1.000
  End of Period..............................................      1.034      1.025      0.924      0.691    0.998
Number of Units Outstanding at End of Period (in thousands)..    926.571    374.636    154.855        330      N/A
FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      0.963      0.874      0.719      1.020    1.000
  End of Period..............................................      0.921      0.963      0.874      0.719    1.020
Number of Units Outstanding at End of Period (in thousands)..    214.411    162.091     68.940     14,106      N/A
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      0.832      0.760      0.612      0.989    1.000
  End of Period..............................................      0.811      0.832      0.760      0.612    0.989
Number of Units Outstanding at End of Period (in thousands)..     94.018    113.833     19.601      2,086      151
FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      0.993      0.786      0.618      0.939    1.000
  End of Period..............................................      0.941      0.993      0.786      0.618    0.939
Number of Units Outstanding at End of Period (in thousands)..    336.180    224.392    251.642     10,572       53
TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period........................................        N/A      0.926      0.771      1.045    1.000
  End of Period..............................................        N/A        N/A      0.926      0.771    1.045
Number of Units Outstanding at End of Period (in thousands)..        N/A        N/A     46.933      7,828      N/A
TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................      0.775      0.733      0.567      0.999    1.000
  End of Period..............................................      0.710      0.775      0.733      0.567    0.999
Number of Units Outstanding at End of Period (in thousands)..    112.933     88.479     43.273      5,405      N/A


                                                                                YEAR ENDED DECEMBER 31ST
                                                               ----------------------------------------------------------
SUB-ACCOUNT                                                       2016        2015        2014        2013        2012
-------------------------------------------------------------  ----------  ----------  ----------  ----------  ----------

INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       1.360       1.318       1.237       0.898         N/A
  End of Period..............................................       1.367       1.360       1.318       1.237       0.898
Number of Units Outstanding at End of Period (in thousands)..      14.498       5.854         N/A         N/A         N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       1.292       1.396       1.314       1.034       0.924
  End of Period..............................................       1.400       1.292       1.396       1.314       1.034
Number of Units Outstanding at End of Period (in thousands)..      40.406      76.593      96.538      74.790      72.853
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       2.027       2.000       1.701       1.232       1.037
  End of Period..............................................       1.764       2.027       2.000       1.701       1.232
Number of Units Outstanding at End of Period (in thousands)..     353.208     371.369     398.983     665.101      32.196
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................         N/A         N/A         N/A         N/A       0.767
  End of Period..............................................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of Period (in thousands)..         N/A         N/A         N/A         N/A         N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       0.935           1         N/A         N/A         N/A
  End of Period..............................................       1.042       0.935       0.992         N/A         N/A
Number of Units Outstanding at End of Period (in thousands)..      15.794         N/A         N/A         N/A         N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       1.714       1.677       1.517       1.167       1.012
  End of Period..............................................       1.893       1.714       1.677       1.517       1.167
Number of Units Outstanding at End of Period (in thousands)..     222.538     184.384     122.404     135.137     100.591
JANUS ASPEN FORTY PORTFOLIO SERVICE SHARES
Unit Value:
  Beginning of Period........................................       1.654       1.500       1.404       1.089       0.892
  End of Period..............................................       1.660       1.654       1.500       1.404       1.089
Number of Units Outstanding at End of Period (in thousands)..     298.972     247.059     182.187     182.523     239.532
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................       1.383       1.458       1.365       1.101       1.009
  End of Period..............................................       1.618       1.383       1.458       1.365       1.101
Number of Units Outstanding at End of Period (in thousands)..     468.615     441.960     396.877     388.053     386.007


                                                                               YEAR ENDED DECEMBER 31ST
                                                               --------------------------------------------------------
SUB-ACCOUNT                                                      2011        2010        2009        2008       2007
-------------------------------------------------------------  ---------  ----------  ----------  ----------  ---------

INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................        N/A         N/A         N/A         N/A       N/A
  End of Period..............................................        N/A         N/A         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..        N/A         N/A         N/A         N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................      0.941       0.875       0.694       1.011     1.000
  End of Period..............................................      0.924       0.941       0.875       0.694     1.011
Number of Units Outstanding at End of Period (in thousands)..     48.419      42.849      14.210       1,966       N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................      1.015       1.000         N/A         N/A       N/A
  End of Period..............................................      1.037       1.015         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..     44.036         N/A         N/A         N/A       N/A
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................      0.812       0.679       0.520       0.930     1.000
  End of Period..............................................      0.767       0.812       0.679       0.520     0.930
Number of Units Outstanding at End of Period (in thousands)..        N/A         N/A         N/A         N/A       N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................        N/A         N/A         N/A         N/A       N/A
  End of Period..............................................        N/A         N/A         N/A         N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..        N/A         N/A         N/A         N/A       N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.045       0.845       0.594       1.071     1.000
  End of Period..............................................      1.012       1.045       0.845       0.594     1.071
Number of Units Outstanding at End of Period (in thousands)..     85.669      64.999      73.092      11,434        41
JANUS ASPEN FORTY PORTFOLIO SERVICE SHARES
Unit Value:
  Beginning of Period........................................      0.974       0.928       0.645       1.177     1.000
  End of Period..............................................      0.892       0.974       0.928       0.645     1.177
Number of Units Outstanding at End of Period (in thousands)..    156.933     236.703      49.864       9,466       N/A
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................      1.056       0.929       0.710       0.999     1.000
  End of Period..............................................      1.009       1.056       0.929       0.710     0.999
Number of Units Outstanding at End of Period (in thousands)..    366.604     248.303      43.347       9,703        12


                                                                               YEAR ENDED DECEMBER 31ST
                                                                -------------------------------------------------------
SUB-ACCOUNT                                                        2016       2015        2014       2013       2012
--------------------------------------------------------------  ----------  ---------  ---------  ----------  ---------

JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO
   (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period.........................................         N/A        N/A        N/A         N/A        N/A
  End of Period...............................................         N/A        N/A        N/A         N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...         N/A        N/A        N/A         N/A        N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................       1.550      1.608      1.765       1.269      1.065
  End of Period...............................................       1.661      1.550      1.608       1.765      1.269
Number of Units Outstanding at End of Period (in thousands)...     100.872     57.533     65.896     128.134     15.206
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................       1.434      1.708      1.542       1.302      1.168
  End of Period...............................................       1.571      1.434      1.708       1.542      1.302
Number of Units Outstanding at End of Period (in thousands)...     101.303    114.504    166.986      50.906     64.355
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       0.937      0.946      0.889       0.800      0.725
  End of Period...............................................       0.969      0.937      0.946       0.889      0.800
Number of Units Outstanding at End of Period (in thousands)...     184.109    211.264    274.588     276.183    233.609
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.270      1.244      1.238       0.989      0.830
  End of Period...............................................       1.249      1.270      1.244       1.238      0.989
Number of Units Outstanding at End of Period (in thousands)...     178.578    224.217    214.358     436.349    224.535
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................       1.222      1.273      1.261       1.285      1.153
  End of Period...............................................       1.280      1.222      1.273       1.261      1.285
Number of Units Outstanding at End of Period (in thousands)...     303.350    439.296    372.813     569.576    430.740
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................         N/A        N/A        N/A         N/A      1.022
  End of Period...............................................         N/A        N/A        N/A         N/A        N/A
Number of Units Outstanding at End of Period (in thousands)...         N/A        N/A        N/A         N/A        N/A


                                                                              YEAR ENDED DECEMBER 31ST
                                                                ------------------------------------------------------
SUB-ACCOUNT                                                        2011       2010        2009       2008       2007
--------------------------------------------------------------  ---------  ----------  ----------  ---------  --------

JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO
   (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period.........................................        N/A         N/A       0.586      0.928     1.000
  End of Period...............................................        N/A         N/A         N/A      0.586     0.928
Number of Units Outstanding at End of Period (in thousands)...        N/A         N/A         N/A        966       N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................      1.208       1.000         N/A        N/A       N/A
  End of Period...............................................      1.065       1.208         N/A        N/A       N/A
Number of Units Outstanding at End of Period (in thousands)...      9.974       4.445         N/A        N/A       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.........................................      1.113       1.000         N/A        N/A       N/A
  End of Period...............................................      1.168       1.113         N/A        N/A       N/A
Number of Units Outstanding at End of Period (in thousands)...    130.757       0.109         N/A        N/A       N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.733       0.660       0.551      0.993     1.000
  End of Period...............................................      0.725       0.733       0.660      0.551     0.993
Number of Units Outstanding at End of Period (in thousands)...    203.499     152.408      31.327      4,756       N/A
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.922       0.809       0.589      1.001     1.000
  End of Period...............................................      0.830       0.922       0.809      0.589     1.001
Number of Units Outstanding at End of Period (in thousands)...    152.004     323.092     428.679     15,881       120
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      1.163       1.028       0.882      1.047     1.000
  End of Period...............................................      1.153       1.163       1.028      0.882     1.047
Number of Units Outstanding at End of Period (in thousands)...    207.756     664.455      25.983      8,029       147
OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      1.065       1.000         N/A        N/A       N/A
  End of Period...............................................      1.022       1.065         N/A        N/A       N/A
Number of Units Outstanding at End of Period (in thousands)...      2.851       4.144         N/A        N/A       N/A


                                                                               YEAR ENDED DECEMBER 31ST
                                                                -------------------------------------------------------
SUB-ACCOUNT                                                       2016        2015       2014        2013       2012
--------------------------------------------------------------  ---------  ---------  ----------  ----------  ---------

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      1.496      1.618       1.471       1.062      0.916
  End of Period...............................................      1.734      1.496       1.618       1.471      1.062
Number of Units Outstanding at End of Period (in thousands)...    395.188    232.155     213.947     191.962    122.070
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(LIQUIDATED ON JUNE 3, 2016)
Unit Value:
  Beginning of Period.........................................      1.080      1.160       1.075       0.848      0.779
  End of Period...............................................        N/A      1.080       1.160       1.075      0.848
Number of Units Outstanding at End of Period (in thousands)...        N/A     48.575      48.268      38.987     27.485
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.........................................      0.528      0.635       0.739       0.767      0.697
  End of Period...............................................      0.551      0.528       0.635       0.739      0.767
Number of Units Outstanding at End of Period (in thousands)...    802.121    381.986     452.983     555.663    544.281
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.........................................      1.247      1.352       1.195       0.914      0.837
  End of Period...............................................      1.427      1.247       1.352       1.195      0.914
Number of Units Outstanding at End of Period (in thousands)...    130.740     81.861      95.212      45.364     44.362
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.........................................      1.544      1.542       1.431       1.020      0.967
  End of Period...............................................      1.577      1.544       1.542       1.431      1.020
Number of Units Outstanding at End of Period (in thousands)...    159.823    109.294     139.646     194.935     96.646


                                                                              YEAR ENDED DECEMBER 31ST
                                                                ------------------------------------------------------
SUB-ACCOUNT                                                       2011        2010       2009        2008       2007
--------------------------------------------------------------  ---------  ---------  ----------  ----------  --------

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.........................................      0.953      0.786       0.583       0.953     1.000
  End of Period...............................................      0.916      0.953       0.786       0.583     0.953
Number of Units Outstanding at End of Period (in thousands)...     65.950     70.490     120.855       4,461       N/A
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(LIQUIDATED ON JUNE 3, 2016)
Unit Value:
  Beginning of Period.........................................      0.821      0.763       0.669       1.007     1.000
  End of Period...............................................      0.779      0.821       0.763       0.669     1.007
Number of Units Outstanding at End of Period (in thousands)...     45.227     29.584       5.693         634       N/A
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.........................................      0.927      0.814       0.475       1.152     1.000
  End of Period...............................................      0.697      0.927       0.814       0.475     1.152
Number of Units Outstanding at End of Period (in thousands)...    467.295    600.953     646.279      46,816         6
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.........................................      0.903      0.778       0.630       0.970     1.000
  End of Period...............................................      0.837      0.903       0.778       0.630     0.970
Number of Units Outstanding at End of Period (in thousands)...     59.778     16.545       7.645         175       N/A
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.........................................      1.005      0.848       0.596       0.938     1.000
  End of Period...............................................      0.967      1.005       0.848       0.596     0.938
Number of Units Outstanding at End of Period (in thousands)...     85.933     88.320      87.015         N/A       N/A

 TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT RIDER OPTION ELECTED
  (SEPARATE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2016      2015     2014     2013      2012     2011     2010      2009     2008     2007
----------------------------------------  --------  --------  -------  -------  -------  -------  --------  --------  -------  -----

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...................     1.082     1.111    1.103    1.037    0.959    0.995     0.933     0.791    1.011  1.000
  End of Period.........................     1.117     1.082    1.111    1.103    1.037    0.959     0.995     0.933    0.791  1.011
Number of Units Outstanding at End of
Period (in thousands)...................   206.329   201.513  196.959  184.893  172.829  216.478   238.378       N/A      N/A    N/A
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...................     1.013     1.022    1.009    0.831    0.723    0.795     0.718     0.565    1.001  1.000
  End of Period.........................     1.063     1.013    1.022    1.009    0.831    0.723     0.795     0.718    0.565  1.001
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A      N/A    N/A
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...................     1.036     1.060    1.055    0.949    0.859    0.905     0.836     0.676    1.011  1.000
  End of Period.........................     1.077     1.036    1.060    1.055    0.949    0.859     0.905     0.836    0.676  1.011
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A      N/A      N/A   60.711    58.552       N/A      N/A    N/A
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...................     0.993     1.007    1.001    0.861    0.765    0.828     0.756     0.598    1.004  1.000
  End of Period.........................     1.035     0.993    1.007    1.001    0.861    0.765     0.828     0.756    0.598  1.004
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A      N/A    N/A
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...................     0.717     0.746    0.751    0.722    0.516    0.651     0.588     0.448    0.952  1.000
  End of Period.........................     0.692     0.717    0.746    0.751    0.722    0.516     0.651     0.588    0.448  0.952
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A      N/A    N/A
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...................     1.309     1.291    1.013    1.009    0.884    0.819     0.655     0.533    0.918  1.000
  End of Period.........................     1.356     1.309    1.291    1.013    1.009    0.884     0.819     0.655    0.533  0.918
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A      N/A    N/A
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...................     1.815     1.715    1.585    1.254    1.059    1.242     1.017     0.611    1.140  1.000
  End of Period.........................     1.894     1.815    1.715    1.585    1.254    1.059     1.242     1.017    0.611  1.140
Number of Units Outstanding at End of
Period (in thousands)...................       N/A       N/A      N/A    0.157    0.160    0.163     0.166     0.169    0.173    N/A
GOLDMAN SACHS CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................     1.206     1.223    1.178    1.215    1.058    1.102     1.046     0.927    1.032  1.000
  End of Period.........................     1.217     1.206    1.223    1.178    1.215    1.058     1.102     1.046    0.927  1.032
Number of Units Outstanding at End of
Period (in thousands)...................     2.725     2.051    1.388    0.735    0.121      N/A       N/A       N/A      N/A    N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2016      2015      2014      2013      2012      2011     2010    2009      2008     2007
--------------------------------------  -------  --------  --------  --------  --------  -------  -------  -------  --------  ------

GOLDMAN SACHS EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.400     1.411     1.268     0.978     0.861    0.861    0.762    0.614    0.996    1.000
  End of Period.......................    1.534     1.400     1.411     1.268     0.978    0.861    0.861    0.762    0.614    0.996
Number of Units Outstanding at End of
Period (in thousands).................      N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.104     1.193     1.167     1.045       N/A      N/A      N/A      N/A      N/A      N/A
  End of Period.......................    1.132     1.104     1.193     1.167     1.045      N/A      N/A      N/A      N/A      N/A
Number of Units Outstanding at End of
Period (in thousands).................      N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    0.902     0.918     0.934     0.950     0.966    0.983    1.000    1.016    1.011    1.000
  End of Period.......................    0.887     0.902     0.918     0.934     0.950    0.966    0.983    1.000    1.016    1.011
Number of Units Outstanding at End of
Period (in thousands).................    3.620    11.046       N/A     0.275     0.279    0.285  125.153  125.159    0.302      N/A
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.590     1.707     1.563     1.202     1.024    1.085    0.925    0.593    1.020    1.000
  End of Period.......................    1.585     1.590     1.707     1.563     1.202    1.024    1.085    0.925    0.593    1.020
Number of Units Outstanding at End of
Period (in thousands).................    4.502     4.286     3.865     3.494     3.580    2.904    1.272    0.265       55      N/A
GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.136     1.161     1.182     1.198     1.185    1.134    1.097    1.048    1.034    1.000
  End of Period.......................    1.128     1.136     1.161     1.182     1.198    1.185    1.134    1.097    1.048    1.034
Number of Units Outstanding at End of
Period (in thousands).................   16.522     4.410     3.783     3.062     2.562    1.992    0.712      N/A      N/A      N/A
GOLDMAN SACHS LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.160     1.237     1.117     0.855     0.732    0.803    0.737    0.636    0.986    1.000
  End of Period.......................    1.269     1.160     1.237     1.117     0.855    0.732    0.803    0.737    0.636    0.986
Number of Units Outstanding at End of
Period (in thousands).................      N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
GOLDMAN SACHS MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.492     1.678     1.507     1.157     1.002    1.094    1.000      N/A      N/A      N/A
  End of Period.......................    1.662     1.492     1.678     1.507     1.157    1.002    1.094      N/A      N/A      N/A
Number of Units Outstanding at End of
Period (in thousands).................      N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.411     1.472     1.404     1.055     0.954    0.966    0.757    0.605    0.936    1.000
  End of Period.......................    1.706     1.411     1.472     1.404     1.055    0.954    0.966    0.757    0.605    0.936
Number of Units Outstanding at End of
Period (in thousands).................      N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A


                                                                           YEAR ENDED DECEMBER 31ST
                                         -------------------------------------------------------------------------------------------
SUB-ACCOUNT                                2016      2015      2014      2013     2012     2011     2010     2009      2008    2007
---------------------------------------  --------  --------  --------  --------  -------  -------  -------  -------  --------  -----

GOLDMAN SACHS STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..................     1.513     1.492     1.339     1.032    0.877    0.919    0.846    0.583    1.022   1.000
  End of Period........................     1.512     1.513     1.492     1.339    1.032    0.877    0.919    0.846    0.583   1.022
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A
GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..................     0.809     0.816     0.900     0.740    0.623    0.747    0.690    0.547    1.032   1.000
  End of Period........................     0.772     0.809     0.816     0.900    0.740    0.623    0.747    0.690    0.547   1.032
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A
GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..................     1.360     1.389     1.217     0.902    0.804    0.787    0.711    0.598    0.967   1.000
  End of Period........................     1.477     1.360     1.389     1.217    0.902    0.804    0.787    0.711    0.598   0.967
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A
ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A    1.045   1.000
  End of Period........................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A   1.045
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..................     1.300     1.325     1.269     1.321    1.271    1.215    1.135    0.977    1.045   1.000
  End of Period........................     1.333     1.300     1.325     1.269    1.321    1.271    1.215    1.135    0.977   1.045
Number of Units Outstanding at End of
Period (in thousands)..................     0.423     0.430     0.438     0.446    0.407    0.490    0.075      N/A      N/A     N/A
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..................     0.613     0.609     0.662     0.549    0.489    0.617    0.602    0.456    0.992   1.000
  End of Period........................     0.597     0.613     0.609     0.662    0.549    0.489    0.617    0.602    0.456   0.992
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..................     1.573     1.625     1.688     1.182    1.048    1.023    0.762    0.548    1.026   1.000
  End of Period........................     1.642     1.573     1.625     1.688    1.182    1.048    1.023    0.762    0.548   1.026
Number of Units Outstanding at End of
Period (in thousands)..................     3.055     3.059     3.064     3.248    3.085    2.504    1.131    0.193    0.197     N/A
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period..................     1.458     1.573     1.469     1.085    0.932    1.038    0.834    0.595    0.943   1.000
  End of Period........................     1.789     1.458     1.573     1.469    1.085    0.932    1.038    0.834    0.595   0.943
Number of Units Outstanding at End of
Period (in thousands)..................       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A     N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                                               -----------------------------------------------
SUB-ACCOUNT                                                      2016      2015      2014      2013      2012
-------------------------------------------------------------  --------  --------  --------  --------  -------

FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.636     1.658     1.510     1.173    1.028
  End of Period..............................................     1.733     1.636     1.658     1.510    1.173
Number of Units Outstanding at End of Period (in thousands)..     8.746     7.522     6.121     4.585    3.054
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.658     1.725     1.672     1.233    1.058
  End of Period..............................................     1.994     1.658     1.725     1.672    1.233
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.497     1.591     1.492     1.187    1.032
  End of Period..............................................     1.733     1.497     1.591     1.492    1.187
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.189     1.215     1.188     1.104    1.027
  End of Period..............................................     1.224     1.189     1.215     1.188    1.104
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.265     1.293     1.262     1.135    1.034
  End of Period..............................................     1.308     1.265     1.293     1.262    1.135
Number of Units Outstanding at End of Period (in thousands)..       N/A    32.387       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.280     1.309     1.275     1.137    1.033
  End of Period..............................................     1.329     1.280     1.309     1.275    1.137
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.314     1.343     1.306     1.149    1.034
  End of Period..............................................     1.366     1.314     1.343     1.306    1.149
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.377     1.408     1.366     1.161    1.028
  End of Period..............................................     1.434     1.377     1.408     1.366    1.161
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                                               ---------------------------------------------
SUB-ACCOUNT                                                      2011      2010      2009      2008    2007
-------------------------------------------------------------  --------  --------  --------  -------  ------

FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.075     1.000       N/A      N/A     N/A
  End of Period..............................................     1.028     1.075       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..     2.198     0.847       N/A      N/A     N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.093     1.000       N/A      N/A     N/A
  End of Period..............................................     1.058     1.093       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.043     1.000       N/A      N/A     N/A
  End of Period..............................................     1.032     1.043       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.046     1.000       N/A      N/A     N/A
  End of Period..............................................     1.027     1.046       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.057     1.000       N/A      N/A     N/A
  End of Period..............................................     1.034     1.057       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.057     1.000       N/A      N/A     N/A
  End of Period..............................................     1.033     1.057       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.065     1.000       N/A      N/A     N/A
  End of Period..............................................     1.034     1.065       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.071     1.000       N/A      N/A     N/A
  End of Period..............................................     1.028     1.071       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                                               -----------------------------------------------
SUB-ACCOUNT                                                      2016      2015      2014      2013     2012
-------------------------------------------------------------  --------  --------  --------  --------  -------

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.395     1.426     1.385     1.161    1.025
  End of Period..............................................     1.458     1.395     1.426     1.385    1.161
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.432     1.464     1.424     1.163    1.015
  End of Period..............................................     1.500     1.432     1.464     1.424    1.163
Number of Units Outstanding at End of Period (in thousands)..     1.637    29.237       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.439     1.472     1.430     1.164    1.015
  End of Period..............................................     1.507     1.439     1.472     1.430    1.164
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.449     1.482     1.440     1.165    1.012
  End of Period..............................................     1.518     1.449     1.482     1.440    1.165
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.452     1.486     1.443     1.164    1.009
  End of Period..............................................     1.521     1.452     1.486     1.443    1.164
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.099     1.124     1.104     1.068    1.022
  End of Period..............................................     1.125     1.099     1.124     1.104    1.068
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A      N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     2.015     1.946     1.768     1.308    1.115
  End of Period..............................................     1.982     2.015     1.946     1.768    1.308
Number of Units Outstanding at End of Period (in thousands)..     3.707     2.843     2.035     1.171    0.228
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.733     1.744     1.566     1.208    1.062
  End of Period..............................................     1.901     1.733     1.744     1.566    1.208
Number of Units Outstanding at End of Period (in thousands)..    25.930       N/A       N/A       N/A      N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                                               ---------------------------------------------
SUB-ACCOUNT                                                      2011      2010      2009      2008    2007
-------------------------------------------------------------  --------  --------  --------  --------  -----

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.073     1.000       N/A      N/A     N/A
  End of Period..............................................     1.025     1.073       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.078     1.000       N/A      N/A     N/A
  End of Period..............................................     1.015     1.078       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.079     1.000       N/A      N/A     N/A
  End of Period..............................................     1.015     1.079       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.080     1.000       N/A      N/A     N/A
  End of Period..............................................     1.012     1.080       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.082     1.000       N/A      N/A     N/A
  End of Period..............................................     1.009     1.082       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.026     1.000       N/A      N/A     N/A
  End of Period..............................................     1.022     1.026       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.112     1.000       N/A      N/A     N/A
  End of Period..............................................     1.115     1.112       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.062     1.000       N/A      N/A     N/A
  End of Period..............................................     1.062     1.062       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A


                                                                           YEAR ENDED DECEMBER 31ST
                                                               -----------------------------------------------
SUB-ACCOUNT                                                      2016      2015     2014      2013      2012
-------------------------------------------------------------  --------  -------  --------  --------  --------

FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.517    1.569     1.505     1.127     1.001
  End of Period..............................................     1.669    1.517     1.569     1.505     1.127
Number of Units Outstanding at End of Period (in thousands)..     6.045    3.430     2.410     1.379     0.267
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.266    1.247     1.383     1.081     0.914
  End of Period..............................................     1.179    1.266     1.247     1.383     1.081
Number of Units Outstanding at End of Period (in thousands)..       N/A      N/A       N/A       N/A       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.115    1.156     1.138     1.157     1.068
  End of Period..............................................     1.183    1.115     1.156     1.138     1.157
Number of Units Outstanding at End of Period (in thousands)..       N/A      N/A       N/A       N/A       N/A
FRANKLIN GLOBAL COMMUNICATIONS VIP FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period........................................       N/A      N/A       N/A       N/A       N/A
  End of Period..............................................       N/A      N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A      N/A       N/A       N/A       N/A
FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     1.194    1.307     1.271     1.135     1.025
  End of Period..............................................     1.338    1.194     1.307     1.271     1.135
Number of Units Outstanding at End of Period (in thousands)..       N/A      N/A       N/A       N/A       N/A
FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     1.256    1.326     1.276     1.017     0.913
  End of Period..............................................     1.385    1.256     1.326     1.276     1.017
Number of Units Outstanding at End of Period (in thousands)..     5.370    5.102     4.570     4.251     3.723
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     1.121    1.199     1.139     0.903     0.804
  End of Period..............................................     1.278    1.121     1.199     1.139     0.903
Number of Units Outstanding at End of Period (in thousands)..     0.239    0.244     0.248     0.252     0.233
FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     1.308    1.437     1.453     1.085     0.933
  End of Period..............................................     1.674    1.308     1.437     1.453     1.085
Number of Units Outstanding at End of Period (in thousands)..    10.173    5.181       N/A       N/A       N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                                               ----------------------------------------------
SUB-ACCOUNT                                                      2011      2010      2009      2008     2007
-------------------------------------------------------------  --------  --------  --------  --------  ------

FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.142     1.000       N/A       N/A     N/A
  End of Period..............................................     1.001     1.142       N/A       N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.124     1.000       N/A       N/A     N/A
  End of Period..............................................     0.914     1.124       N/A       N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period........................................     1.040     1.000       N/A       N/A     N/A
  End of Period..............................................     1.068     1.040       N/A       N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
FRANKLIN GLOBAL COMMUNICATIONS VIP FUND (CLASS 2)
(LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period........................................       N/A       N/A     0.555     1.049   1.000
  End of Period..............................................       N/A       N/A       N/A     0.555   1.049
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     1.018     0.919     0.690     0.998   1.000
  End of Period..............................................     1.025     1.018     0.919     0.690   0.998
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     0.957     0.869     0.717     1.019   1.000
  End of Period..............................................     0.913     0.957     0.869     0.717   1.019
Number of Units Outstanding at End of Period (in thousands)..     3.076     1.279     0.341     0.349     N/A
FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     0.827     0.756     0.610     0.988   1.000
  End of Period..............................................     0.804     0.827     0.756     0.610   0.988
Number of Units Outstanding at End of Period (in thousands)..     0.277     0.042       N/A       N/A     N/A
FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     0.986     0.782     0.616     0.938   1.000
  End of Period..............................................     0.933     0.986     0.782     0.616   0.938
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A


                                                                           YEAR ENDED DECEMBER 31ST
                                                               ------------------------------------------------
SUB-ACCOUNT                                                      2016      2015      2014      2013      2012
-------------------------------------------------------------  --------  --------  --------  --------  --------

TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period........................................       N/A       N/A       N/A       N/A       N/A
  End of Period..............................................       N/A       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     0.946     1.029     1.077     0.838     0.704
  End of Period..............................................     1.019     0.946     1.029     1.077     0.838
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     1.337     1.298     1.221     0.889       N/A
  End of Period..............................................     1.341     1.337     1.298     1.221     0.889
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     1.271     1.375     1.297     1.023     0.916
  End of Period..............................................     1.374     1.271     1.375     1.297     1.023
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     2.004     1.982     1.689     1.226     1.034
  End of Period..............................................     1.740     2.004     1.982     1.689     1.226
Number of Units Outstanding at End of Period (in thousands)..     7.735      3.33       N/A       N/A       N/A
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       N/A       N/A       N/A       N/A     0.760
  End of Period..............................................       N/A       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     0.932     0.991       N/A       N/A       N/A
  End of Period..............................................     1.037     0.932     0.991       N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     1.686     1.653     1.498     1.154     1.003
  End of Period..............................................     1.858     1.686     1.653     1.498     1.154
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A       N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                                               ---------------------------------------------
SUB-ACCOUNT                                                      2011      2010      2009      2008     2007
-------------------------------------------------------------  --------  --------  --------  --------  -----

TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
(LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period........................................       N/A     0.921     0.769    1.045   1.000
  End of Period..............................................       N/A       N/A     0.921    0.769   1.045
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period........................................     0.770     0.729     0.566    0.999   1.000
  End of Period..............................................     0.704     0.770     0.729    0.566   0.999
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       N/A       N/A       N/A      N/A     N/A
  End of Period..............................................       N/A       N/A       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     0.935     0.871     0.692    1.010   1.000
  End of Period..............................................     0.916     0.935     0.871    0.692   1.010
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     1.014     1.000       N/A      N/A     N/A
  End of Period..............................................     1.034     1.014       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
INVESCO V.I. LEISURE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................     0.806     0.676     0.519    0.929   1.000
  End of Period..............................................     0.760     0.806     0.676    0.519   0.929
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period........................................       N/A       N/A       N/A      N/A     N/A
  End of Period..............................................       N/A       N/A       N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A
JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     1.038     0.841     0.592    1.070   1.000
  End of Period..............................................     1.003     1.038     0.841    0.592   1.070
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A      N/A     N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                                               ----------------------------------------------
SUB-ACCOUNT                                                      2016     2015     2014      2013      2012
-------------------------------------------------------------  -------  --------  -------  --------  --------

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................    1.626     1.478    1.386     1.077     0.885
  End of Period..............................................    1.629     1.626    1.478     1.386     1.077
Number of Units Outstanding at End of Period (in thousands)..    7.307     6.987    6.311     5.676     4.942
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................    1.360     1.436    1.347     1.089     1.000
  End of Period..............................................    1.587     1.360    1.436     1.347     1.089
Number of Units Outstanding at End of Period (in thousands)..    9.688     9.583    3.984     3.377     2.898
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period........................................      N/A       N/A      N/A       N/A       N/A
  End of Period..............................................      N/A       N/A      N/A       N/A       N/A
Number of Units Outstanding at End of Period (in thousands)..      N/A       N/A      N/A       N/A       N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period........................................    1.532     1.593    1.751     1.262     1.062
  End of Period..............................................    1.638     1.532    1.593     1.751     1.262
Number of Units Outstanding at End of Period (in thousands)..      N/A       N/A      N/A       N/A       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period........................................    1.418     1.692    1.530     1.295     1.164
  End of Period..............................................    1.550     1.418    1.692     1.530     1.295
Number of Units Outstanding at End of Period (in thousands)..   13.405     3.986    3.546     3.039     2.628
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................    0.921     0.932    0.878     0.791     0.718
  End of Period..............................................    0.951     0.921    0.932     0.878     0.791
Number of Units Outstanding at End of Period (in thousands)..      N/A       N/A      N/A     0.207     0.908
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................    1.249     1.226    1.222     0.979     0.823
  End of Period..............................................    1.226     1.249    1.226     1.222     0.979
Number of Units Outstanding at End of Period (in thousands)..      N/A       N/A      N/A       N/A       N/A
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................    1.202     1.254    1.245     1.271     1.143
  End of Period..............................................    1.256     1.202    1.254     1.245     1.271
Number of Units Outstanding at End of Period (in thousands)..    6.903     6.489    5.633     4.764     4.489


                                                                          YEAR ENDED DECEMBER 31ST
                                                               ----------------------------------------------
SUB-ACCOUNT                                                      2011      2010      2009      2008     2007
-------------------------------------------------------------  --------  --------  --------  --------  ------

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     0.967     0.924     0.644     1.176   1.000
  End of Period..............................................     0.885     0.967     0.924     0.644   1.176
Number of Units Outstanding at End of Period (in thousands)..     3.952     1.666     0.302     0.308     N/A
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     1.049     0.925     0.708     0.999   1.000
  End of Period..............................................     1.000     1.049     0.925     0.708   0.999
Number of Units Outstanding at End of Period (in thousands)..     2.253     0.858       N/A       N/A     N/A
JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO (SERVICE SHARES)
(LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period........................................       N/A       N/A     0.584     0.927   1.000
  End of Period..............................................       N/A       N/A       N/A     0.584   0.927
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period........................................     1.207     1.000       N/A       N/A     N/A
  End of Period..............................................     1.062     1.207       N/A       N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period........................................     1.111     1.000       N/A       N/A     N/A
  End of Period..............................................     1.164     1.111       N/A       N/A     N/A
Number of Units Outstanding at End of Period (in thousands)..     2.070     0.788       N/A       N/A     N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     0.728     0.657     0.550     0.992   1.000
  End of Period..............................................     0.718     0.728     0.657     0.550   0.992
Number of Units Outstanding at End of Period (in thousands)..     0.749     0.537     0.314     0.056     N/A
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     0.915     0.805     0.588     1.001   1.000
  End of Period..............................................     0.823     0.915     0.805     0.588   1.001
Number of Units Outstanding at End of Period (in thousands)..       N/A       N/A       N/A       N/A     N/A
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period........................................     1.155     1.024     0.879     1.046   1.000
  End of Period..............................................     1.143     1.155     1.024     0.879   1.046
Number of Units Outstanding at End of Period (in thousands)..     3.567     1.439     0.200     0.039     N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2016      2015     2014      2013      2012     2011      2010      2009      2008    2007
-------------------------------------  --------  --------  -------  --------  --------  -------  --------  --------  --------  -----

OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................       N/A       N/A      N/A       N/A     1.018    1.063     1.000       N/A      N/A     N/A
  End of Period......................       N/A       N/A      N/A       N/A       N/A    1.018     1.063       N/A      N/A     N/A
Number of Units Outstanding at End of
Period (in thousands)................       N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A     N/A
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................     1.471     1.594    1.452     1.050     0.908    0.946     0.782     0.581    0.952   1.000
  End of Period......................     1.702     1.471    1.594     1.452     1.050    0.908     0.946     0.782    0.581   0.952
Number of Units Outstanding at End of
Period (in thousands)................       N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A     N/A
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (CLASS II)
(LIQUIDATED ON JUNE 3, 2016)
Unit Value:
  Beginning of Period................     1.062     1.143    1.061     0.839     0.772    0.815     0.759     0.667    1.006   1.000
  End of Period......................       N/A     1.062    1.143     1.061     0.839    0.772     0.815     0.759    0.667   1.006
Number of Units Outstanding at End of
Period (in thousands)................       N/A       N/A      N/A       N/A       N/A      N/A       N/A       N/A      N/A     N/A
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................     0.519     0.625    0.729     0.759     0.691    0.920     0.810     0.473    1.151   1.000
  End of Period......................     0.541     0.519    0.625     0.729     0.759    0.691     0.920     0.810    0.473   1.151
Number of Units Outstanding at End of
Period (in thousands)................       N/A       N/A      N/A     0.193     0.862    0.696     0.501     0.318    0.071     N/A
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................     1.226     1.332    1.180     0.904     0.830    0.897     0.774     0.629    0.969   1.000
  End of Period......................     1.401     1.226    1.332     1.180     0.904    0.830     0.897     0.774    0.629   0.969
Number of Units Outstanding at End of
Period (in thousands)................     0.003     0.003    0.003     0.003       N/A      N/A       N/A       N/A      N/A     N/A
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................     1.518     1.519    1.412     1.009     0.959    0.998     0.844     0.594    0.937   1.000
  End of Period......................     1.548     1.518    1.519     1.412     1.009    0.959     0.998     0.844    0.594   0.937
Number of Units Outstanding at End of
Period (in thousands)................     4.001     3.211    2.231     1.274     0.940    0.686     0.462     0.281       58     N/A

                                 APPENDIX D

            GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER

Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. The following information is provided for the benefit of Contract Owners who purchased the GLWB Rider prior to June 1, 2009.


DEFINITIONS

The following are definitions of important terms we use in connection with describing the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider:


COVERED PERSON is:

     - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.


MAXIMUM ANNUITY DATE means:

     -  The latest Valuation Date on which annuity payments may commence.


GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

     - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

     - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


LIFETIME INCOME BASE means:

     - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

     - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

     - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME DATE means:

     - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to redetermine the Lifetime Income Date.


GROSS WITHDRAWAL means:

     - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.


NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

     - does NOT cause total Gross Withdrawals during a Contract Year beginning on or after the Lifetime Income Date to exceed the Lifetime Income Amount; or

     - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

     - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

      - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


SETTLEMENT PAYMENTS mean:

      - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.


BENEFIT PHASE occurs:

      - when the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.


STEP-UP means:

      - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.


BONUS means:

      - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

                                    * * *


THE GLWB RIDER

If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, for an additional charge the optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider") provides certain guarantees. In general, and subject to certain conditions, the GLWB Rider guarantees the following:

     1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including any PPB). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

     2.   If your Contract Value is greater than zero on the Lifetime Income
          Date: We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

     3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elect the GLWB Rider annuitization option on the Maximum Annuity Date.

The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income
Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

We make the above guarantees subject to the rules below:

     -  You limit your withdrawals each Contract Year to Non-Excess
        Withdrawals.

     - You do not annuitize under one of the Annuity Options in the Contract.

     -  You do not terminate or surrender the Contract.

     -  There is no divorce prior to the Benefit Phase Start Date.

     - In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

     - In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.


THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION.

IMPORTANT:    We offered two coverage options: where the GLWB Rider covers one
Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there are one or two Covered Persons. Please pay careful attention to this designation, as it impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.

IMPORTANT CONSIDERATIONS

AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE GLWB RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER.

ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES.

Please carefully consider the following:

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

      - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

      - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

      - You may not cancel the Rider once it is issued.

      - You begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

      - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

      - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

      - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

      - Any Settlement Payments that we make are subject to our financial strength and claims paying ability.

      - Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider.


PURCHASING THE GLWB RIDER

Prior to its discontinuance, the GLWB Rider was only available to Qualified Contracts. The GLWB Rider was available only by electing it on the initial Contract application, and could not be elected after the Date of Issue.

In the case of GLWB Plus For One, the Rider could be elected only if the Covered Person had not attained age 76. In the case of joint Owners, the age of the older Owner determined eligibility. Where the Owner is a non-natural person, we determined eligibility by the age of the older Annuitant on the Date of Issue.

In the case of GLWB Plus For Two, the Rider could be elected only if the older Covered Person had not attained age 76. Also, both Covered Persons must have had birthdates less than 6 years apart from each other. For example, assume you purchased a Contract on November 1, 2007 and you wished to select GLWB Plus For
Two:

      - EXAMPLE 1:    You are born July 1, 1942 and your spouse is born June 1,
        1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

      - EXAMPLE 2:    You are born July 1, 1942 and your spouse is born August
        1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

We required due proof of age before issuing the Rider. We reserved the right to accept or refuse to issue the GLWB Rider at our sole discretion. We reserved the right to discontinue offering the Rider at any time. The Rider was not available in all states.


COVERED PERSONS

If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there will be one or two Covered Persons. This designation impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You chose either the GLWB Plus For One or the GLWB Plus For Two when you elected the GLWB Rider.

In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person is the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

In the case of GLWB Plus For Two, you and your spouse are the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
Date).

We determine the Covered Person(s) at the time you elected the Rider. A Covered Person cannot be added or changed after the Date of Issue.


NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DID NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

      - You could have elected only GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You are the Covered Person.

IF YOU DID HAVE A SPOUSE ON THE DATE OF ISSUE:

For Qualified Contracts:

      - Under the Internal Revenue Code of 1986, as amended (the "Code"), only one spouse may be named as the sole Owner.

      - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

      - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

For Non-Qualified Contracts, you chose one of the following options:

     1)   one spouse was named as the sole Owner

          - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

          - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

                                     OR:


     2)   both spouses were named as joint Owners and Beneficiaries

          - If you elected GLWB Plus For One, the Covered Person is the older Owner

          - If you elected GLWB Plus For Two, the Covered Persons is both
            Owners.

A spouse must qualify as a "spouse" under the Code.


INVESTMENT OPTION RESTRICTIONS

If you elected the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

      - Goldman Sachs Balanced Strategy Portfolio (Class A)

      - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

      - Goldman Sachs Growth Strategy Portfolio (Class A)

      - Goldman Sachs Government Money Market Fund (Service Shares)

YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

You should consult with your financial adviser to assist you in determining which Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.


GLWB RIDER CHARGE

We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

      - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.50%, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.75%, of the Lifetime Income Base on that Monthiversary.

WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

     1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

     2)   On the Annuity Date.

     3)   Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

When we deduct the charge for the GLWB Rider, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.


GUARANTEED AMOUNTS

THE GUARANTEED WITHDRAWAL BALANCE.    On the Date of Issue, the initial
Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

THE LIFETIME INCOME BASE.    On the Date of Issue, the initial Lifetime Income
Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

THE GUARANTEED WITHDRAWAL AMOUNT.    On the Date of Issue, the initial
Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

THE LIFETIME INCOME AMOUNT.    On the Lifetime Income Date, the initial
Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                           THEN:

You take a Non-Excess Withdrawal              - we will decrease your Guaranteed Withdrawal Balance;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Base; and
                                                - we will not change your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will not change your Lifetime Income Base; and
                                                - we will not change your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal                 - we will decrease your Guaranteed Withdrawal Balance;
                                              - we will decrease your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below.)

You make an additional Purchase Payment       - we will increase your Guaranteed Withdrawal Balance;
                                              - we will increase your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will recalculate your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount.
                                              (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)

We apply a Bonus and/or Step-Up               - we will not change your Guaranteed Withdrawal Balance;
                                              - we will not change your Guaranteed Withdrawal Amount;
                                              - we will increase your Lifetime Income Base; and
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount;
                                              (See "BONUS" and "STEP-UP" below)


TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

You may be assessed charges and penalties if you take withdrawals:

     - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" in the Prospectus)

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS" in the Prospectus)

You should carefully consider when to begin taking Non-Excess Withdrawals.

      - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income Date).

      - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.


NON-EXCESS WITHDRAWALS

IF:                                            THEN:

You take a Non-Excess Withdrawal               1. We will decrease the Guaranteed Withdrawal Balance by
   prior to the Lifetime Income Date:             the amount of the withdrawal.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  greater of:
                                                  - the Lifetime Income Base immediately prior to the
                                                    withdrawal minus the amount of the withdrawal; OR
                                                  - the Lifetime Income Base immediately prior to the
                                                    withdrawal multiplied by the Proportional Reduction
                                                    Factor.
                                               3. Your Guaranteed Withdrawal Amount will not change.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                          THEN:

You take a Non-Excess Withdrawal             1. We will decrease the Guaranteed Withdrawal Balance by
   on or after the Lifetime Income Date:        the amount of the withdrawal.
                                             2. Your Lifetime Income Base will not change.
                                             3. Your Lifetime Income Amount will not change.

THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                            THEN:

You take an Excess Withdrawal                  1.  We will decrease the Guaranteed Withdrawal Balance
   prior to the Lifetime Income Date:             equal to the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Guaranteed Withdrawal Amount to
                                                  equal the Guaranteed Withdrawal Amount immediately
                                                  prior to the withdrawal multiplied by the Proportional
                                                  Reduction Factor.
                                               3. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                            THEN:

You take an Excess Withdrawal                  1. We will decrease the Guaranteed Withdrawal Balance to
   on or after the Lifetime Income Date:          equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               3. We will decrease the Lifetime Income Amount to equal 5%
                                                  of the new Lifetime Income Base.

                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. THE GLWB RIDER IS NOT DESIGNED FOR TAKING EXCESS WITHDRAWALS. TAKING EXCESS WITHDRAWALS COULD HAVE NEGATIVE CONSEQUENCES:

      - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES AND NOT INCLUDING CORRESPONDING PPBS).

      - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

      - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding
PPB) (subject to a maximum limit of $5 million).

We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

      - the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding
PPB) (subject to a maximum limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

PURCHASE PAYMENT LIMITATIONS.    Please note the following limits on Purchase
Payments:

      - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

      - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

      - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time. We do not include PPBs credited to your Contract Value when calculating any of these limits.


BONUS

A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

      - the 10th Contract Anniversary; or

      - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of

$5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes and not including corresponding PPBs).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.


STEP-UP

If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

STEP-UP PERIOD. The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

STEP-UP DATES.    During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (e.g., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

INCREASE IN GLWB RIDER CHARGE:    If we Step-Up the Lifetime Income Base, we
reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.


BENEFIT PHASE

The Contract enters the Benefit Phase IF:

      - the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

Note that the Contract will only be eligible to enter the Benefit Phase if:

      - In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

        2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); or

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

      - In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Benefit Phase Start Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
Two).

NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES" in the Prospectus)


IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

      - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

          - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

          - the Guaranteed Withdrawal Balance.

     - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

     EXAMPLE:

     If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
        $20,100
          The Guaranteed Withdrawal Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

            The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The Guaranteed
            Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.


IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

     - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed

        Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

     EXAMPLE:

     If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
        $20,100
          The Lifetime Income Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

            The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The Guaranteed
            Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For
            Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. If the Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

          NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below


GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

        (A) = The Contract Value on the Valuation Date we receive due proof of death

        (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.


1) GLWB PLUS FOR ONE

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                               THEN:

The Covered Person is the deceased Owner:         - We will pay the GLWB Rider Death Benefit instead of the
                                                    standard death benefit or any optional death benefit you
                                                    elected if the GLWB Rider Death Benefit is greater.
                                                  - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is NOT the deceased            - We will NOT pay the GLWB Rider Death Benefit.
   Owner:                                         - We will terminate the GLWB Rider on the Valuation Date
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT    we receive due proof of death.
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                               THEN:

The Covered Person is the deceased Owner,         - We will pay the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's          standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary            elected if the GLWB Rider Death Benefit is greater.
   chooses NOT to continue the Contract:          - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is the deceased Owner,         - We will apply the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's          standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary            elected if the GLWB Rider Death Benefit is greater.
   chooses to continue the Contract:              - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is the deceased Owner          - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is NOT the deceased          standard death benefit or any optional death benefit you
   Owner's surviving spouse:                        elected if the GLWB Rider Death Benefit is greater.
                                                  - We will terminate the GLWB Rider on the Valuation Date
                                                    we receive due proof of death.

The Covered Person is NOT the deceased            - We will NOT apply the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the deceased    - We will NOT terminate the GLWB Rider--the Rider will
   Owner's surviving spouse, and the                continue unchanged.
   Beneficiary chooses to continue                - The surviving Owner may add or change any Beneficiary
   the Contract:                                    (spouse or non-spouse).
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

The Covered Person is NOT the deceased            - We will NOT pay the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the             - We will terminate the GLWB Rider on the Valuation Date
   deceased Owner's surviving spouse,               we receive due proof of death.
   and the Beneficiary chooses not to
   continue the Contract:
   NOTE:  THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.

2) GLWB PLUS FOR TWO

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

      - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

        1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

        2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

      NOTE:  THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE
        DIED.

      - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                              THEN:

The Covered Person is the deceased Owner         - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is not the other             standard death benefit or any optional death benefit you
   Covered Person:                                  elected if the GLWB Rider Death Benefit is greater.
   NOTE:  THIS SITUATION CAN ARISE ONLY IF BOTH  - We will terminate the GLWB Rider on the Valuation Date
   OF THE COVERED PERSONS HAVE DIED.                we receive due proof of death.

A Covered Person is the deceased Owner,          - We will NOT apply the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's       - We will NOT terminate the GLWB Rider--the Rider will
   surviving spouse (and the other Covered          continue unchanged.
   Person), and the Beneficiary chooses to       - If the Beneficiary (who is the surviving spouse) was not an
   continue the Contract:                           Owner of the Contract, the Beneficiary will become the
   NOTE:  THIS SITUATION CAN ARISE IF ONLY ONE      new Owner and new Annuitant. The new or surviving
   OF THE COVERED PERSONS HAS DIED.                 Owner may add or change any Beneficiary (spouse or
                                                    non-spouse).

A Covered Person is the deceased Owner,          - We will NOT pay the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's       - We will terminate the GLWB Rider on the Valuation Date
   surviving spouse (and the other Covered          we receive due proof of death.
   Person), and the Beneficiary chooses NOT
   to continue the Contract:

   NOTE:  THIS SITUATION CAN ARISE IF ONLY ONE
   OF THE COVERED PERSONS HAS DIED.

In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.


GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement

Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.


ANNUITIZATION

On the Annuity Date, you must elect one of the following Options:

     Option 1:   Elect to surrender the Contract, and we will terminate the
                 GLWB Rider and pay you the Withdrawal Value (see "WITHDRAWALS
                 AND SURRENDERS DURING THE ACCUMULATION PERIOD" in the
                 Prospectus);

     Option 2:   Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal Value as of the Annuity Date to an Annuity Option (see "ANNUITY
                 PERIOD" in the Prospectus);

     Option 3:   If the Maximum Annuity Date has been reached, elect to apply your Withdrawal Value to the GLWB Rider annuitization option.
                 Under the GLWB Rider annuitization option, we will pay you monthly Settlement Payments equal to the Lifetime Income
                 Amount divided by twelve for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum Annuity Date.
                 We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed
                 Withdrawal Balance has not been reduced to zero, monthly
                 Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime
                 Income Amount divided by twelve.

                 NOTE: Total monthly Settlement Payments received on and after the Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Maximum Annuity Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For Two).
                 NOTE: You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

                  NOTE:  Under Qualified Contracts, we may make higher monthly
                        Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

                        If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

EXAMPLE:

If:  The Contract has reached the Maximum Annuity Date
     The Withdrawal Value on the Maximum Annuity Date = $2,000
     The Guaranteed Withdrawal Balance on the Maximum Annuity Date = $17,100 The Lifetime Income Amount = $6,000
     You elect Option 3 above, then

     We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 x $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

Please consult your financial adviser as to which option is most appropriate for you.

Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

     -  In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; OR

        2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); OR

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

     -  In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Maximum Annuity Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum

Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.


LOANS

The Loan privilege described in the Contract is not available if you elected the GLWB Rider.


DIVORCE

In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

     - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

        1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

        2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

        3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

        4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

        5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

     After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

      - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

        - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

          - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

                                     OR:


          - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

        - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

        - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

      - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)    If the date of divorce occurs on or after the Benefit Phase Start Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity
      Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.


OTHER PROVISIONS

If you elected the GLWB Rider, all other provisions of your Contract and the Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period" in the Prospectus.

TERMINATING THE GLWB RIDER

You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

     - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

     -  the Annuity Date;

     -  the Benefit Phase Start Date;

     - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

     - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

     -  termination or surrender of the Contract.

Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.


MISSTATEMENT OF AGE

If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.


EXAMPLES

Please refer to Examples 1-3, below, for hypothetical examples that illustrate the benefits under the GLWB Rider.


FEDERAL TAX ISSUES

As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income
Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL" in the Prospectus)

The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.


LIFE EXPECTANCY DISTRIBUTIONS

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above.)

GLWB RIDER--EXAMPLE #1


THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered);

      - we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.

The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.

                                  PURCHASE
                                   PAYMENT                HYPOTHETICAL  HYPOTHETICAL              LIFETIME  CONTRACT
                                    (NOT                    CONTRACT      CONTRACT    GUARANTEED   INCOME   VALUE ON  LIFETIME
        CONTRACT  AGE OF COVERED  INCLUDING     GROSS     VALUE BEFORE   VALUE AFTER  WITHDRAWAL    BASE     STEP-UP   INCOME
LINE      YEAR        PERSON        PPB)     WITHDRAWAL    TRANSACTION   TRANSACTION    BALANCE     BONUS     DATE      BASE
------  --------  --------------  ---------  -----------  ------------  ------------  ----------  --------  --------  ---------

(1)...      1                 55  $ 100,000                 $      0      $ 104,000    $100,000       N/A        N/A  $ 100,000
(2)...      2                 56                              95,000         95,000     100,000    $5,000        N/A    105,000
(3)...      3                 57                             110,000        110,000     100,000     5,000        N/A    110,000
(4)...      4                 58                             117,500        117,500     100,000     5,000   $117,500    117,500
(5)...      4     Transaction #1     25,000                  110,000        136,000     125,000       N/A        N/A    142,500
(6)...      5                 59                             130,000        130,000     125,000     6,250        N/A    148,750
(7)...      6                 60                             115,000        115,000     125,000     6,250        N/A    155,000
(8)...      7                 61                             110,000        110,000     125,000     6,250    110,000    161,250
(9)...      7     Transaction #2               $ 6,250       118,750        112,500     118,750       N/A        N/A    155,000
(10)..      8                 62                             115,000        115,000     118,750       N/A        N/A    155,000
(11)..      9                 63                             117,500        117,500     118,750       N/A        N/A    155,000
(12)..      9     Transaction #3                10,000       125,000        115,000     108,750       N/A        N/A    142,600
(13)..     10                 64                             125,000        125,000     108,750       N/A    125,000    142,600
(14)..     11                 65                             135,000        135,000     108,750       N/A    135,000    142,600
(15)..     12                 66                             150,000        150,000     108,750       N/A    150,000    150,000
(16)..     13                 67                             135,000        135,000     108,750       N/A    135,000    150,000
(17)..     13     Transaction #4                 7,500       122,500        115,000     101,250       N/A        N/A    150,000
(18)..     14                 68                             105,000        105,000     101,250       N/A    105,000    150,000
(19)..     15                 69                             110,000        110,000     101,250       N/A    110,000    150,000
(20)..     16                 70                              90,000         90,000     101,250       N/A     90,000    150,000
(21)..     16     Transaction #5                65,000        75,000         10,000      13,500       N/A        N/A     20,000
(22)..     17                 71                              10,500         10,500      13,500       N/A     10,500     20,000
(23)..     17     Transaction #6                11,000        11,000              0           0       N/A        N/A          0



         GUARANTEED  LIFETIME
         WITHDRAWAL   INCOME
LINE       AMOUNT     AMOUNT
------  -----------  --------

(1)...    $ 5,000        N/A
(2)...      5,000        N/A
(3)...      5,000        N/A
(4)...      5,000        N/A
(5)...      6,250        N/A
(6)...      6,250        N/A
(7)...      6,250        N/A
(8)...      6,250        N/A
(9)...      6,250        N/A
(10)..      6,250        N/A
(11)..      6,250        N/A
(12)..      5,750        N/A
(13)..      5,750        N/A
(14)..        N/A     $7,130
(15)..        N/A      7,500
(16)..        N/A      7,500
(17)..        N/A      7,500
(18)..        N/A      7,500
(19)..        N/A      7,500
(20)..        N/A      7,500
(21)..        N/A      1,000
(22)..        N/A      1,000
(23)..        N/A          0

SETTING OF INITIAL AMOUNTS

Line (1)       --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
               PPB ($104,000 = $100,000 + $4,000). The initial Guaranteed Withdrawal Balance and
               Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) (= $100,000). The Guaranteed Withdrawal Amount is set equal to the
               5% of the Guaranteed Withdrawal Balance (5% x $100,000 = $5,000). The Lifetime Income
               Amount is not calculated prior to the Lifetime Income Date.

DETERMINATION OF LIFETIME INCOME DATE

               The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of
               Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)      In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

               The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract
               Anniversary immediately following the Contract Year in which the Covered Person (or older original Covered Person in the case of GLWB Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.

               The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or older original
               Covered Person in the case of GLWB Plus For Two) reaches age 90. During the Step-Up
               Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every Contract Anniversary thereafter and the Lifetime Income Date.

Line (2)       Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
               Purchase Payments (not including corresponding PPB's) (= 5% x $100,000 = $5,000). The new Lifetime Income Base after the Bonus is equal to $105,000 (= $100,000 + $5,000). The
               Guaranteed Withdrawal Amount does not change after a Bonus is applied.

Line (4)       The 3rd Contract Anniversary is a Step-Up Date and the Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if a Step-Up applies.

Line (8)       The Contract Value ($110,000) is lower than the Lifetime Income Base after the Bonus is applied ($155,000 + $6,250 = $161,250) so the Lifetime Income Base is not Stepped-Up.

Line (15)      The Contract Value ($150,000) is higher than the Lifetime Income Base ($142,600) so the
               Lifetime Income Base is Stepped-Up to equal the Contract Value. The Lifetime Income
               Amount is increased to equal 5% of the new Lifetime Income Base (= 5% x $150,000 = $7,500).

TRANSACTION #1--IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

Line (5)       --We increase the Guaranteed Withdrawal Balance and Lifetime Income Base by the
               amount of an additional Purchase Payment (not including the corresponding PPB) when we receive it. The Guaranteed Withdrawal Balance after the additional Purchase Payment is equal to $125,000 (= $100,000 + $25,000). The Lifetime Income Base after the additional
               Purchase Payment equals $142,500 (= $117,500 + $25,000).


               --The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the
               Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment. This is equal to $6,250 which is the greater of (a) = $5,000 or (b) = 5% x $125,000 = $6,250.

TRANSACTION #2--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               Prior to the Lifetime Income Date, the Guaranteed Withdrawal Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal.

Line (9)       A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal is classified as a Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)

               --The new Lifetime Income Base is equal to the greater of (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime
               Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 - $6,250 = $155,000 or (b) = $161,250 x ($112,500 / $118,750) = $152,763

               --There is no change to the Guaranteed Withdrawal Amount.

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $112,500 / $118,750).

Line (9)       No future Bonuses will be applied to the Lifetime Income Base after this withdrawal.

TRANSACTION #3--IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

Line (12)      A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
               Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $108,750 which is the lesser of
               (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 x ($115,000 / $125,000) = $109,250

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 x
               ($115,000 / $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal

               --The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal
               Amount immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor ($6,250 x ($115,000 / $125,000) = $5,750).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $115,000 / $125,000).


TRANSACTION #4--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               On and after the Lifetime Income Date, the Lifetime Income Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal.

Line (17)      A Gross Withdrawal of $7,500 is taken in the middle of the 13th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($7,500), the Gross Withdrawal is classified as a
               Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)

               --There is no change to the Lifetime Income Base

               --There is no change to the Lifetime Income Amount.

TRANSACTION #5--IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

Line (21)      A Gross Withdrawal of $65,000 is taken in the middle of the 16th Contract Year. Since the
               Gross Withdrawal exceeds the Lifetime Income Amount ($7,500), the Gross Withdrawal is
               classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $13,500 which is the lesser of (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 x ($10,000 / $75,000) = $13,500.
               Note that the Guaranteed Withdrawal Balance decreases by more than the amount of the withdrawal

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($150,000 x
               ($10,000 / $75,000) = $20,000). Note that Lifetime Income Base decreases by more than the amount of the withdrawal

               --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
               (5% x $20,000 = $1,000).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6--IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT VALUE TAKEN ON OR AFTER THE LIFETIME
INCOME DATE

               The Contract does not enter the Benefit Phase after this transaction because the Contract
               Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the
               GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal
               Balance, and the Lifetime Income Amount all equal zero.


Line (23)    A Gross Withdrawal of $11,000 is taken in the middle of the 17th Contract Year. Since the
             Gross Withdrawal exceeds the Lifetime Income Amount ($1,000), the Gross Withdrawal is
             classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

             --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
             Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $0 which is the lesser of (a) = $13,500 - $11,000 = $2,500 or (b) = $13,500 x ($0 / $11,000) = $0

             --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to
             $0 (= $20,000 x ($0 / $11,000))

             --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
             (5% x $0 = $0).

             * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH BENEFIT

             The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.

             The GLWB Rider Death Benefit is equal to the greater of (a) or (b), less any premium taxes, where:

             (a) = the Contract Value on the Valuation Date we receive due proof of death; and

             (b) = the Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

Line (14)    If we were to receive due proof of death of an Owner's death on the 10th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the
             Contract Value ($135,000) or (b) the Guaranteed Withdrawal Balance ($108,750)

Line (20)    If we were to receive due proof of death of an Owner's death on the 15th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the
             Contract Value ($90,000) or (b) the Guaranteed Withdrawal Balance ($101,250).


GLWB RIDER--EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date

      - Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.



                                                                    AGE OF
                          CONTRACT                                  COVERED
LINE                        YEAR                                    PERSON
------  ---------------------------------------------------------  -------------------------------

(1)...                        l                                       55
(2)...                        2                                       56
(3)...                        3                                       57
(4)...                        4                                       58
(6)...                        5                                       59
(7)...                        6                                       60
(8)...                        7                                       61
(10)..                        8                                       62
(11)..                        9
(12)..                    Benefit Period Start Date
(13)..                    Benefit Period Start Date + 1 Month
(14)..                    Benefit Period Start Date + 2 Months
(15)..                    etc

        PURCHASE
         PAYMENT
          (NOT                               HYPOTHETICAL                     GUARANTEED
        INCLUDING                              CONTRACT                       WITHDRAWAL
LINE      PPB)                                   VALUE                          BALANCE
------  -----------------------------------  -------------------------------  ------------------------------

(1)...  $ 150,000                             $ 156,000                        $ 150,000
(2)...                                          127,000                          142,500
(3)...                                          111,000                          135,000
(4)...                                           95,000                          127,500
(6)...                                           67,000                          120,000
(7)...                                           30,000                          112,500
(8)...                                           18,000                          105,000
(10)..                                           11,000                           97,500
(11)..                                            3,000                           90,000
(12)..
(13)..
(14)..
(15)..


         LIFETIME                      CONTRACT
          INCOME                       VALUE ON                         LIFETIME
           BASE                         STEP-UP                          INCOME
LINE       BONUS                         DATE                             BASE
------  -----------------------------  ------------------------------  -----------------------------------

(1)...      N/A                             N/A                        $ 150,000
(2)...      N/A                             N/A                          142,500
(3)...      N/A                             N/A                          135,000
(4)...      N/A                        $ 95,000                          127,500
(6)...      N/A                             N/A                          120,000
(7)...      N/A                             N/A                          112,500
(8)...      N/A                          18,000                          105,000
(10)..      N/A                             N/A                           97,500
(11)..      N/A                             N/A                              N/A
(12)..
(13)..
(14)..
(15)..

                                              HYPOTHETICAL
                                                CONTRACT
         GUARANTEED                               VALUE                                                                    MONTHLY
         WITHDRAWAL                              BEFORE                                 GROSS                            SETTLEMENT
LINE       AMOUNT                              WITHDRAWAL                            WITHDRAWAL                            PAYMENT
------  ------------------------------------  ------------------------------------  -----------------------------------  ----------

(1)...     $7,500                               $ 141,500                             $ 7,500                                  N/A
(2)...      7,500                                 119,000                               7,500                                  N/A
(3)...      7,500                                 103,000                               7,500                                  N/A
(4)...      7,500                                  81,000                               7,500                                  N/A
(6)...      7,500                                  48,500                               7,500                                  N/A
(7)...      7,500                                  24,000                               7,500                                  N/A
(8)...      7,500                                  14,500                               7,500                                  N/A
(10)..      7,500                                  10,000                               7,500                                  N/A
(11)..        N/A                                   2,300                               2,300                                  N/A
(12)..                                                                                                                     $ 5,825
(13)..                                                                                                                         625
(14)..                                                                                                                         625
(15)..



         GUARANTEED
         WITHDRAWAL
LINE       BALANCE
------  -----------

(1)...
(2)...
(3)...
(4)...
(6)...
(7)...
(8)...
(10)..
(11)..    $ 87,700
(12)..      81,875
(13)..      81,250
(14)..      80,625
(15)..

SETTING OF INITIAL AMOUNTS

Line (1)     --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
             PPB ($156,000 = $150,000 + $6,000). The initial Guaranteed Withdrawal Balance and
             Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) (= $150,000). The Guaranteed Withdrawal Amount is set equal to the
             5% of the Guaranteed Withdrawal Balance (5% x $150,000 = $7,500). The Lifetime Income
             Amount is not calculated prior to the Lifetime Income Date so it is not shown above.

             --In this example, the Lifetime Income Date would be the first day of the 11th Contract
             Year (the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65)

BONUSES & STEP-UPS

Line (2)     No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

Line (4)     The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
             Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)    --A Gross Withdrawal of $2,300 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed
             Withdrawal Amount ($7,500). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($90,000 - $2,300 = $87,700).

             --The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit
             Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit
             Phase Start Date because the GLWB Rider is terminated.

Line (12)    --The remaining Guaranteed Withdrawal Balance immediately following the final Gross
             Withdrawal is greater than $2,000. Therefore, the first monthly Settlement Payment is equal
             $5,825 which is the lesser of (a) the Guaranteed Withdrawal Amount minus total Gross
             Withdrawals taken during the current Contract Year plus the Guaranteed Withdrawal
             Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825) or (b) the remaining
             Guaranteed Withdrawal Balance ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal
             Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement
             Payment ($81,875 = $87,700 - $5,825).

             --Note that the total amount received on the Benefit Phase Start Date ($8,125) is equal to the amount of the final Gross Withdrawal ($2,300) plus the first monthly Settlement
             Payment ($5,825).

Line (15)    Monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the
             Guaranteed Withdrawal Balance is reduced to zero.


GLWB RIDER--EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 68 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date;

      - Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.


                                                                                   PURCHASE
                                                                                    PAYMENT
                                                  AGE OF                             (NOT
         CONTRACT                                 COVERED                          INCLUDING
LINE       YEAR                                   PERSON                             PPB)
------  ---------------------------------------  -------------------------------  ------------------------------------

(1)...      1                                       68                            $  120,000
(2)...      2                                       69
(3)...      3                                       70
(4)...      4                                       71
(6)...      5                                       72
(7)...      6                                       73
(8)...      7                                       74
(10)..      8                                       75
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc



                                                                               LIFETIME
        HYPOTHETICAL                          GUARANTEED                        INCOME
          CONTRACT                            WITHDRAWAL                         BASE
LINE        VALUE                               BALANCE                          BONUS
------  -----------------------------------  --------------------------------  ------------------------------

(1)...   $ 124,800                            $ 120,000                           N/A
(2)...     122,000                              113,760                           N/A
(3)...     111,000                              107,520                           N/A
(4)...      95,000                              101,280                           N/A
(6)...      67,000                               95,040                           N/A
(7)...      30,000                               88,800                           N/A
(8)...      18,000                               82,560                           N/A
(10)..      11,000                               76,320                           N/A
(11)..       4,000                               70,080                           N/A
(12)..
(13)..
(14)..
(15)..



         CONTRACT
         VALUE ON                        LIFETIME                          LIFETIME
          STEP UP                         INCOME                            INCOME
LINE       DATE                            BASE                             AMOUNT
------  ------------------------------  --------------------------------  ----------------------------------

(1)...  $ 124,800                       $ 124,800                          $ 6,240
(2)...        N/A                         124,800                            6,240
(3)...        N/A                         124,800                            6,240
(4)...     95,000                         124,800                            6,240
(6)...        N/A                         124,800                            6,240
(7)...        N/A                         124,800                            6,240
(8)...     18,000                         124,800                            6,240
(10)..        N/A                         124,800                            6,240
(11)..        N/A                             N/A                              N/A
(12)..
(13)..
(14)..
(15)..

                                                                                                GUARANTEED
         HYPOTHETICAL                                                                           WITHDRAWAL
           CONTRACT                                                                               BALANCE
             VALUE                                                                   MONTHLY    GUARANTEED
            BEFORE                               GROSS                             SETTLEMENT   WITHDRAWAL
LINE      WITHDRAWAL                          WITHDRAWAL                             PAYMENT      BALANCE
------  ------------------------------------  -----------------------------------  ----------  -----------

(1)...    $ 123,400                             $ 6,240                                N/A
(2)...      116,500                               6,240                                N/A
(3)...      103,000                               6,240                                N/A
(4)...       81,000                               6,240                                N/A
(6)...       48,500                               6,240                                N/A
(7)...       24,000                               6,240                                N/A
(8)...       14,500                               6,240                                N/A
(10)..       10,000                               6,240                                N/A
(11)..        3,800                               3,800                                N/A       $ 66,280
(12)..                                              N/A                                N/A
(13)..                                                                                 520         62,800
(14)..                                                                                 520         62,280
(15)..

SETTING OF INITIAL AMOUNTS

Line (1)     --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the
             PPB ($124,800 = $120,000 + $4,800). The initial Guaranteed Withdrawal Balance and
             Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding PPB) of $120,000. In this example, the Lifetime Income Date is equal to the
             Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime Income Date is a
             Step-Up Date and the Covered Person is within the Step-Up Period, the Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The Contract Value
             ($124,800) is larger than the initial Lifetime Income Base ($120,000), so the Lifetime Income
             Base is Stepped-Up to the Contract Value ($124,800). The Lifetime Income Amount is set
             equal to the 5% of the Lifetime Income Base (5% x $124,800 = $6,240). The Guaranteed
             Withdrawal Amount is not calculated on or after the Lifetime Income Date so it is not shown above.

BONUSES & STEP-UPS

Line (2)     No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income Base after a withdrawal).

Line (4)     The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
             Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)    --A Gross Withdrawal of $3,800 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime
             Income Amount ($6,240). The Guaranteed Withdrawal Balance is reduced by the amount of the Gross Withdrawal ($70,080 - $3,800 = $66,280).

             --Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the Lifetime Income Amount is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The
             GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed
             Withdrawal Balance and Lifetime Income Amount are stored for use in the Benefit Phase.
             All other GLWB Rider amounts cease to exist on the Benefit Phase Start Date because the
             GLWB Rider is terminated.

Line (12)    --first monthly Settlement Payment is equal to the Lifetime Income Amount minus total
             Gross Withdrawals taken during the current Contract Year plus the Lifetime Income
             Amount divided by twelve. This is equal to $2,960 (= $6,240 - $3,800 + $6,240 / 12). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement Payment ($63,320 = $66,280 - $2,960).

             --Note that the total amount received on the Benefit Phase Start Date ($6,760) is equal to the amount of the final Gross Withdrawal ($3,800) plus the first monthly Settlement
             Payment ($2,960).

Line (15)    Monthly Settlement Payments will continue until the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two). If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2017

                    CWA VA Preferred Plus Variable Annuity

              FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY
                                   CONTRACTS

                                   ISSUED BY
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

HOME OFFICE:                              SERVICE CENTER MAILING ADDRESS:
132 Turnpike Road, Suite 210              P.O. Box 758550
Southborough, MA 01772                    Topeka, Kansas 66675-8550
1-866-297-7531                            1-800-457-8803


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2017. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.


                               TABLE OF CONTENTS

                                                                     PAGE
                                                                 ------------
GENERAL INFORMATION AND HISTORY                                             2
SERVICES TO THE SEPARATE ACCOUNT                                            2
STATE PREMIUM TAX CHART                                                     3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               3
EXPERTS                                                                     3
FINANCIAL STATEMENTS                                                        4
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE
INSURANCE COMPANY AND SEPARATE ACCOUNT A                                  F-1

                        GENERAL INFORMATION AND HISTORY

The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                        SERVICES TO THE SEPARATE ACCOUNT

Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA

02210.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit Place, Topeka, Kansas, 66636.

COMMISSIONS TO UNDERWRITER - The aggregate amounts of commissions paid to Global Atlantic Distributors LLC for sales of all contracts funded by Commonwealth Annuity Separate Account A for the years 2016, 2015 and 2014 were $991,877.86, $951,251.79, and $1,032,738.32. No commissions were retained by Global Atlantic for sales of all contracts funded by Separate Account A (including contracts not described in the Prospectus) for the years 2014, 2015 and 2016.


                                    STATE PREMIUM TAX CHART

                                                                                 NON-
                                                           QUALIFIED          QUALIFIED
           STATE                                             PLANS              PLANS
           -------------------------------------------  ----------------   ---------------
           California                                               0.50%*            2.35%*
           Maine                                                    0.00%             2.00%
           Nevada                                                   0.00%             3.50%*
           South Dakota                                             0.00%             1.25%**
           West Virginia                                            1.00%*            1.00%*
           Wyoming                                                  0.00%             1.00%

--------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

**  The Tax Rate is 0.08% on annuity considerations in excess of $500,000.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02210.


                                    EXPERTS


     The financial statements of Commonwealth Annuity at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of the Commonwealth Annuity Separate Account A of the company as of December 31, 2016 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


     The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

     This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[COMMONWEALTH ANNUITY LOGO]

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2016, 2015 AND 2014

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

TABLE OF CONTENTS
DECEMBER 31, 2016
--------------------------------------------------------------------------------

                                                                                                                            PAGE
                                                                                                                          --------
REPORT OF INDEPENDENT AUDITORS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets                                                                                                      3

Consolidated Statements of Operations                                                                                            4

Consolidated Statements of Comprehensive Income (Loss)                                                                           5

Consolidated Statements of Shareholders' Equity                                                                                  6

Consolidated Statements of Cash Flows                                                                                            7

Notes to the Consolidated Financial Statements                                                                                   8

   1.  Nature of Operations                                                                                                      8

   2.  Accounting Policies and Organizational Risks                                                                              8

   3.  Significant Transactions                                                                                                 22

   4.  Policyholder Liabilities                                                                                                 24

   5.  Investments                                                                                                              30

   6.  Derivative Instruments                                                                                                   36

   7.  Investment Income and Gains and Losses                                                                                   38

   8.  Fair Value Disclosure of Financial Instruments                                                                           39

   9.  Closed Blocks                                                                                                            49

   10. Income Taxes                                                                                                             50

   11. Dividend Restrictions and Statutory Information                                                                          52

   12. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Unearned Front-End Loads           52

   13. Reinsurance                                                                                                              53

   14. Composition of Other Assets, Liabilities, Income and Expenses                                                            55

   15. Commitments and Contingencies                                                                                            57

   16. Related Party Transactions                                                                                               58

   17. Notes Payable and Accrued Interest                                                                                       59

   18. Agent Benefit Plans                                                                                                      59

   19. Accumulated Other Comprehensive Income (Loss)                                                                            61

   20. Subsequent Events                                                                                                        61

[PWC LOGO]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and December 31, 2015, and the related consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows for the three years in the period ended December 31, 2016.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company and its subsidiaries at December 31, 2016 and December 31, 2015, and the results of their operations and their cash flows for the three years then ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 13, 2017


PRICEWATERHOUSECOOPERS LLP, 101 SEAPORT BOULEVARD, SUITE 500, BOSTON, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31,
(IN MILLIONS, EXCEPT SHARES AND PER SHARE AMOUNTS)                                                       2016             2015
-------------------------------------------------------------------------------------------------   --------------   --------------
ASSETS
  Investments:
    Available-for-sale fixed maturity securities at fair value (amortized cost of $32,348 and
      $28,168 in 2016 and 2015, respectively)                                                       $       32,570   $       27,783
    Equity securities at fair value (cost of $134 and $48 in 2016 and 2015, respectively)                      146               59
    Mortgage loans                                                                                           3,423            2,594
    Policy loans                                                                                               655              675
    Other invested assets (includes $277 and $297 related to variable interest entities in 2016
      and 2015, respectively)                                                                                  679              553
                                                                                                    --------------   --------------
      Total investments                                                                                     37,473           31,664
  Cash and cash equivalents (includes $13 and $25 related to variable interest entities in 2016
    and 2015, respectively)                                                                                  1,110            1,249
  Accrued investment income                                                                                    282              236
  Reinsurance recoverable (includes assets at fair value of $1,611 and $1,573 in 2016 and 2015,
    respectively)                                                                                           10,392           10,460
  Value of business acquired                                                                                   781              922
  Deferred policy acquisition costs                                                                          1,240            1,038
  Deferred income taxes                                                                                        155              373
  Current income taxes recoverable                                                                              54              104
  Derivative instruments receivable                                                                            759              417
  Other assets (includes $70 and $63 related to variable interest entities in 2016 and 2015,
    respectively)                                                                                              220              230
  Separate account assets                                                                                    5,618            5,469
                                                                                                    --------------   --------------
      Total assets                                                                                  $       58,084   $       52,162
                                                                                                    ==============   ==============

LIABILITIES
  Policyholder liabilities:
    Future policy benefits (includes liabilities carried at fair value of $1,309 and $1,436 in
      2016 and 2015, respectively)                                                                  $        2,135   $        2,137
    Outstanding claims and losses (includes liabilities carried at fair value of $26 and $17 in
      2016 and 2015, respectively)                                                                             204              228
    Contractholder deposit funds and other policyholder liabilities (includes liabilities carried
      at fair value of $1,260 and $1,141 in 2016 and 2015, respectively)                                    39,768           34,463
                                                                                                    --------------   --------------
        Total policyholder liabilities                                                                      42,107           36,828
  Notes payable and accrued interest - affiliate                                                               629              258
  Derivative instruments payable                                                                               206               --
  Collateral on derivative instruments                                                                         468              216
  Securities sold under agreements to repurchase                                                               113              402
  Accrued expenses and other liabilities (includes $27 and $26 related to variable interest
    entities in 2016 and 2015, respectively)                                                                   303              372
  Reinsurance liabilities                                                                                    6,540            6,885
  Separate account liabilities                                                                               5,618            5,469
                                                                                                    --------------   --------------
    Total liabilities                                                                                       55,984           50,430
                                                                                                    --------------   --------------

Commitments and contingencies (Note 15)

SHAREHOLDERS' EQUITY AND NON-CONTROLLING INTERESTS
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and
    outstanding                                                                                                  3                3
  Additional paid-in capital                                                                                 1,341            1,341
  Accumulated other comprehensive income (loss)                                                                116             (209)
  Retained earnings                                                                                            569              541
  Non-controlling interests                                                                                     71               56
                                                                                                    --------------   --------------
    Total shareholders' equity                                                                               2,100            1,732
                                                                                                    --------------   --------------
    Total liabilities and shareholders' equity                                                      $       58,084   $       52,162
                                                                                                    ==============   ==============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           2016             2015             2014
--------------------------------------------------------------------------------   --------------   --------------   --------------
REVENUES
  Premiums                                                                         $           84   $       (1,272)  $          142
  Universal life and investment-type product policy fees                                      914            1,008              964
  Net investment income                                                                     1,672            1,398            1,174
  Reinsurance treaty net investment (losses)                                                 (240)            (303)            (109)
  Mark-to-market gains (losses) on trading securities                                         (10)             (80)              83
  Net realized investment (losses):
    Other-than-temporary impairment losses                                                    (21)              (5)              --
    Portion recognized in other comprehensive income (loss)                                    --               --               --
                                                                                   --------------   --------------   --------------
      Other-than-temporary impairment losses recognized in earnings                           (21)              (5)              --
    Net realized capital gains, excluding net other-than-temporary impairment
      losses recognized in earnings                                                            35              103              153
                                                                                   --------------   --------------   --------------
        Total net realized investment gains                                                    14               98              153
  Other income                                                                                 43               42               43
                                                                                   --------------   --------------   --------------
    Total revenues                                                                          2,477              891            2,450
                                                                                   --------------   --------------   --------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims and losses and loss adjustment expenses                           1,680              (64)           1,969
  Amortization of policy acquisition costs                                                    201              121              174
  (Gains) losses on derivative instruments                                                     44              (55)            (421)
  Interest expenses                                                                            19               13               10
  Other operating expenses                                                                    443              426              422
                                                                                   --------------   --------------   --------------
    Total benefits, losses and expenses                                                     2,387              441            2,154
                                                                                   --------------   --------------   --------------

Income before provision for income taxes and non-controlling interests                         90              450              296

Income tax expense                                                                             19              149               95
                                                                                   --------------   --------------   --------------

Net income, including non-controlling interests                                                71              301              201
Net income attributed to non-controlling interests                                              7                3                2
                                                                                   --------------   --------------   --------------
Net income attributable to the Company                                             $           64   $          298   $          199
                                                                                   ==============   ==============   ==============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           2016             2015             2014
--------------------------------------------------------------------------------   --------------   --------------   --------------
Net income, including non-controlling interests                                    $           71   $          301   $          201

Other comprehensive income (loss), before tax:
  Unrealized gains (losses) on securities and other invested assets for the
    period                                                                                    652           (1,416)             910
    Less: reclassification adjustment for gains included in net income                         34               76              170
                                                                                   --------------   --------------   --------------
  Unrealized gains (losses) on available-for-sale securities and other invested
    assets                                                                                    618           (1,492)             740
  Net effect of unrealized gains (losses) on policyholder balances                           (105)             304             (197)
  Unrealized gains (losses) on pension plans                                                   --                1               (1)
                                                                                   --------------   --------------   --------------
Other comprehensive income (loss), before tax                                                 513           (1,187)             542
                                                                                   --------------   --------------   --------------

Income tax benefit (expense) related to:
  Net unrealized investment gains (losses)                                                   (217)             526             (264)
  Net effect of unrealized gains (losses) on policyholder balances                             37             (108)              71
                                                                                   --------------   --------------   --------------
    Total income tax benefit (expense)                                                       (180)             418             (193)
                                                                                   --------------   --------------   --------------

Other comprehensive income (loss), net of tax                                                 333             (769)             349
                                                                                   --------------   --------------   --------------

Comprehensive income (loss) before non-controlling interests                                  404             (468)             550
  Less: non-controlling interests(1), net of taxes                                             15              (10)               6
                                                                                   --------------   --------------   --------------
Comprehensive income (loss) attributable to the Company                            $          389   $         (458)  $          544
                                                                                   ==============   ==============   ==============

--------
(1) Represents net income attributable to non-controlling interests of $7 million, $3 million and $2 million plus other comprehensive (loss) income attributable to non-controlling interests of $8 million, $(13) million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                            ACCUMULATED
                                             ADDITIONAL        OTHER                   TOTAL COMPANY       NON-          TOTAL
                                  COMMON      PAID-IN      COMPREHENSIVE    RETAINED   SHAREHOLDERS'   CONTROLLING   SHAREHOLDERS'
(IN MILLIONS)                     STOCK       CAPITAL      INCOME (LOSS)    EARNINGS      EQUITY        INTERESTS       EQUITY
-----------------------------  -----------  ------------  ---------------  ----------  -------------  -------------  -------------
BALANCE AT DECEMBER 31, 2014   $         3  $      1,033  $           547  $      243  $       1,826  $          49  $       1,875

Net income                              --            --               --         298            298              3            301
Other comprehensive loss                --            --             (756)         --           (756)           (13)          (769)
Capital contributions                   --           308               --          --            308             17            325
                               -----------  ------------  ---------------  ----------  -------------  -------------  -------------
BALANCE AT DECEMBER 31, 2015             3         1,341             (209)        541          1,676             56          1,732

Net income                              --            --               --          64             64              7             71
Other comprehensive income              --            --              325          --            325              8            333
Capital contributions                   --            --               --          --             --              4              4
Dividend to shareholders                --            --               --         (36)           (36)            (4)           (40)
                               -----------  ------------  ---------------  ----------  -------------  -------------  -------------
BALANCE AT DECEMBER 31, 2016   $         3  $      1,341  $           116  $      569  $       2,029  $          71  $       2,100
                               ===========  ============  ===============  ==========  =============  =============  =============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           2016             2015             2014
--------------------------------------------------------------------------------   --------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income, including non-controlling interests                                  $           71   $          301   $          201
  Adjustments to reconcile net income to net cash provided by operating activities:
    Changes in fair value of equity and trading fixed maturity securities                       3              101              (81)
    Net realized investment (gains)                                                           (14)             (98)            (153)
    Non cash derivative activity                                                              (18)            (194)            (181)
    Net accretion and amortization                                                            (48)            (188)            (171)
    Interest credited to policyholder account balances less universal life and
       investment-type product policy fees                                                    544              183              113
    Deferred income tax                                                                        37              110               --
    Reinsurance transactions and acquisitions, net of cash provided                            --             (118)              99
    Change in premiums, notes receivable and reinsurance recoverable, net of
      reinsurance premiums payable                                                           (259)             647             (428)
    Change in deferred acquisition costs                                                     (387)            (452)            (360)
    Change in accrued investment income                                                       (46)             (48)              11
    Change in policyholder liabilities and accruals, net                                      326              928            1,810
    Other, net                                                                                (30)            (333)             132
                                                                                   --------------   --------------   --------------
      Net cash provided by operating activities                                               179              839              992
                                                                                   --------------   --------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals of available-for-sale fixed maturity securities                10,719            9,164            7,964
    Proceeds from maturities of available-for-sale fixed maturity securities                  127              208              145
    Proceeds from disposals of trading fixed maturity securities                               --              342              260
    Proceeds from maturities of trading fixed maturity securities                              --               --                2
    Proceeds from mortgages sold, matured or collected                                        625              167              135
    Proceeds from disposals of other investments                                            1,138              599              289
    Contribution of insurance companies                                                        --               --             (505)
    Purchase of available-for-sale fixed maturity securities                              (14,778)         (13,567)         (11,065)
    Purchase of trading fixed maturity securities                                              --              (83)            (220)
    Purchase of mortgages                                                                  (1,454)          (1,316)            (211)
    Purchase of other investments                                                          (1,170)            (843)            (422)
                                                                                   --------------   --------------   --------------
      Net cash (used in) provided by investing activities                                  (4,793)          (5,329)          (3,628)
                                                                                   --------------   --------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Settlement of repurchase agreements                                                    (2,410)          (2,844)          (3,886)
    Proceeds from issuance of repurchase agreements                                         2,121            2,865            3,646
    Reinsurance transactions and acquisitions, net of cash provided                            --              432               --
    Additions to contractholder deposit funds                                               7,393            6,743            5,531
    Withdrawals from contractholder deposit funds                                          (2,958)          (2,757)          (3,081)
    Issuance of debt, net of issuance cost                                                    365               --              300
    Payment of debt principal                                                                  --              (45)              --
    Dividends paid                                                                            (40)              --               --
    Capital contributions                                                                       4              325              162
                                                                                   --------------   --------------   --------------
      Net cash (used in) provided by financing activities                                   4,475            4,719            2,672
                                                                                   --------------   --------------   --------------

Net change in cash and cash equivalents                                                      (139)             229               36
Cash and cash equivalents, beginning of period                                              1,249            1,020              984
                                                                                   --------------   --------------   --------------
Cash and cash equivalents, end of period                                           $        1,110   $        1,249   $        1,020
                                                                                   ==============   ==============   ==============

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes received (paid)                                                   $           --   $          179   $          (36)
    Interest paid                                                                  $          (12)  $          (10)  $           (7)

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The "Company" refers to Commonwealth Annuity and Life Insurance Company, a stock company of the Commonwealth of Massachusetts, and its subsidiaries. The Company is a multiline insurance and reinsurance company that provides retirement and life insurance products and reinsurance solutions through its subsidiaries in the United States ("U.S."). The Company's retirement products principally include multi-year guaranteed annuities ("MYGA"), hybrid MYGAs with long-term care riders ("Hybrid"), fixed index annuities ("FIA"), and variable annuities ("VA"). The Company's life insurance products principally include indexed universal life ("IUL"), universal life ("UL"), variable universal life ("VUL"), traditional life, and preneed insurance. The Company also assumes blocks of life and annuity business through reinsurance.

2. ACCOUNTING POLICIES AND ORGANIZATIONAL RISKS

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, estimated gross profits to value deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), unearned revenue reserves ("URR"), unearned front-end loads ("UFEL"), valuation of future policy benefits, timing and extent of loss recognition, valuation of liabilities for guaranteed benefit features of VA products, other-than-temporary impairments ("OTTI") of investments and valuation allowance on deferred tax assets. Although these and other estimates and assumptions are based on the best available information, actual results could differ from those estimates.

The Company is undergoing a conversion to a new life insurance administration system. As part of this conversion, certain life insurance policies are temporarily restricted resulting in a delay of billing of premiums and other related policy transactions. In limited cases, estimates were used for restricted policy balances within the consolidated financial statements. Any variances to the estimates will be recorded as policies are released from the restricted status in future periods.

Certain reclassifications have been made to the previously reported amounts to conform to the current year presentation. Those reclassifications were as follows:

    - Certain funds withheld ("FwH") and modified coinsurance ("modco") contracts, have been reclassified from contractholder deposit funds and other policyholder liabilities to reinsurance liabilities in the Consolidated Balance Sheets. As of December 31, 2015, $5 million was reclassified; and
    - Reinsurance treaty net investment losses of $303 million and $109 million and mark-to-market gains (losses) on trading securities of $(80) million and $83 million, previously included in net investment income ("NII") for the years ended December 31, 2015 and 2014, respectively, have been separated into new line items on the Consolidated Statements of Operations.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates related to such policies:

        ACCOUNTING POLICY                                                    NOTE
        -------------------------------------------------------------  ---------------
        Policyholder Liabilities                                           4 and 8
        Financial Instruments                                           5, 6, 7 and 8
        Variable Interest Entities                                        5, 7 and 8
        Valuation of Investments                                              8
        Closed Blocks                                                         9
        Income Taxes                                                          10
        Value of Business Acquired                                            12
        Deferred Policy Acquisition Costs                                     12
        Unearned Revenue Reserves and Unearned Front-End Loads                12
        Reinsurance                                                           13

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments. The Company separates its financial instruments into two categories: cash instruments and derivative contracts.

   CASH INSTRUMENTS

Cash instruments include the following: U.S. government and federal agency obligations; asset-backed, commercial and residential mortgage-backed securities ("structured securities"); investment-grade corporate bonds; state, municipal and provincial obligations; mutual funds held in separate accounts; equity securities; commercial mortgage and policy loans; other non-derivative financial instruments; and cash and cash equivalents.

The Company accounts for its fixed maturity securities (including bonds, structured securities and redeemable preferred stock) and certain equity securities (including common stock and non-redeemable preferred stock) at fair value. Fair value is based on quoted market prices where available. When quoted market prices are not available, the Company estimates fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (in respect of private placement debt securities), by quoted market prices of comparable instruments (in respect of untraded public securities) and by independent pricing sources or internally developed pricing models. Fixed maturity securities and equity securities may be classified as either available-for-sale ("AFS"), held-to-maturity or trading, with a limited number of securities classified using the fair value option. The Company currently holds fixed maturity securities and equity securities as AFS. AFS fixed maturity securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income (loss) in the Consolidated Balance Sheets. Trading fixed maturity securities and investments classified under fair value option elections are carried at fair value, with unrealized gains and losses reported in the Consolidated Statements of Operations. Realized investment gains and losses are recognized on a first-in first-out basis and are reported in net realized investment gains in the Consolidated Statements of Operations. The amortized cost of fixed maturity securities is adjusted for OTTI, amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is calculated using the effective yield method and included in net investment income in the Consolidated Statements of Operations.

For structured securities, the Company recognizes interest income using a constant effective yield based on estimated cash flows generated from internal models utilizing interest rate, default and prepayment assumptions. Effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. Prepayment fees are recorded when earned in net investment income in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the mortgage loan portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors. The estimates are recorded in a contra asset account under mortgage loans in the Consolidated Balance Sheets. See Note 5 for additional information on mortgage loans.

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in net investment income in the Consolidated Statements of Operations. Generally, unpaid interest is capitalized on the associated policy's anniversary date.

Other invested assets include the Company's investments in joint ventures ("JV"), limited partnerships ("LP") and limited liability companies ("LLC") in which the Company does not have voting control or power to direct activities. JV, LP and LLC interests are accounted for using the equity method of accounting. The equity method of accounting requires that the investments be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize the Company's share of the earnings and losses. In applying the equity method, the Company uses financial information provided by the investee, generally on a one-to-three month lag due to the timing of the receipt of related financial statements. The contributions to and distributions from LPs are classified as investing activities within the Consolidated Statements of Cash Flows. Included in this asset class are the Company's investments in renewable energy LLCs, which involve tiered capital structures that facilitate a waterfall of returns and allocations to ensure the efficient use of tax credits. The simple application of the equity method of accounting based on ownership percentages does not accurately reflect the proper allocation of income and cash flows for these investments. Instead, the LLC managing member/sponsor applies the Hypothetical Liquidation at Book Value method to determine each member's allocation of profits, losses and cash flows. The income from the Company's equity in these investments is included in net investment income or net realized investment gains in the Consolidated Statements of Operations, or as unrealized gains and losses in other comprehensive income. The Company consolidates JVs, LPs and LLCs when it is deemed to control or is considered the primary beneficiary of a variable interest entity ("VIE"). See Note 5 for additional information on VIEs.

The Company's investments in private equity funds and hedge funds are carried at estimated fair value as other invested assets in the Consolidated Balance Sheets. Changes in the fair value of private equity funds and hedge funds are reported in net investment income in the Consolidated Statements of Operations.

Cash and cash equivalents include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company considers all short-term highly liquid investments with original maturities of less than three months to be cash and cash equivalents. The Company also invests cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. Cash and cash equivalents are recorded in the Consolidated Balance Sheets at cost, which approximates fair value.

   DERIVATIVE CONTRACTS

Derivatives are instruments that derive their values from underlying asset prices, indices, foreign exchange rates, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter ("OTC") derivatives, or they may be listed and traded on an exchange ("exchange-traded"). Derivative instruments are recognized in either derivative instruments receivable or derivative instruments payable in the Consolidated Balance Sheets at estimated fair value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company invests in various derivative instruments that are carried at fair value with changes recorded in (gains) and losses on derivative instruments in the Consolidated Statements of Operations, including the following:

    - OTC derivatives, primarily equity options, swaps and interest rate swaptions to manage certain equity market, credit and interest rate risks;
    - Equity and fixed income future contracts to mitigate the equity market and interest risks;
    - Equity index call options to hedge the market risk from IUL and FIA products. The Company also trades OTC options, swaps and exchange-traded futures to manage the risks from the VA products, including those with Guaranteed Minimum Death Benefits ("GMDB");
    - Inflation swaps to hedge the inflation risks associated with certain preneed inflation-indexed policies. The estimated fair value of the swaps is based on quoted values.

Currency swaps and forwards are purchased by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds. The estimated fair value of the swaps is based on interpolated foreign exchange rates. Changes in fair value are reflected in net realized investment gains in the Consolidated Statements of Operations.

See Notes 5, 6, 7 and 8 for additional information about investments, derivative instruments, investment income and gains and losses and fair value measurements, respectively.

OTHER-THAN-TEMPORARY IMPAIRMENTS

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security. For investments in life settlement contracts ("LS"), the Company compares undiscounted expected cash flows from death benefits to the carrying value of the investment plus anticipated future premiums to be paid to determine whether there is an indicator of impairment. When indicators of impairment are present, the investment is written down to the estimated fair value. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the cost or amortized cost and fair value of the security). For impaired fixed maturity securities that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and non-credit loss. Credit losses are charged to net realized investment gains in the Consolidated Statements of Operations and non-credit losses are charged to accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

The credit loss component is the difference between the security's cost or amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds both historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the VIE consolidation model. The Company analyzes each investment to determine whether it is a VIE or not, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on the qualitative and quantitative assessment. This assessment includes consideration as to whether or not the Company has the power to direct the activities of the VIE that most significantly impact its economic performance and whether or not the Company has either the obligation to absorb losses or the right to receive returns from the VIE in a way that could be significant to the VIE. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. See Notes 5, 7 and 8 for additional information.

REINSURANCE

Reinsurance accounting is applied for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

The cost of reinsurance is deferred and amortized over the reinsurance contract period for short-duration contracts, or over the terms of the reinsured policies on a basis consistent with the reporting of those policies for long-duration contracts. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible as of December 31, 2016 or 2015. See Note 13 for additional information about reinsurance.

VALUE OF BUSINESS ACQUIRED

VOBA represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. For most products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins and actual realized gains and losses on investments. For UL products with secondary guarantees, VOBA is amortized in relation to the emergence of death benefits, and for most traditional life products, VOBA is amortized in relation to the pattern of U.S. GAAP reserves. The economic life of policies is estimated at between 30 and 60 years, depending on the product and is amortized accordingly. VOBA is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amount.

The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and for the effects of certain derivatives. See Note 12 for additional information about VOBA.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DAC consists of commissions, ceding commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts. The Company also defers sales inducements generated by annuities that offer enhanced crediting rates or bonus payments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Acquisition costs related to most traditional life products are amortized using a fifteen year straight-line approach, while a small block of traditional life products amortize acquisition costs in proportion to premium revenue recognized. Acquisition costs and sales inducements related to VA, preneed, FIA, MYGA, Hybrid, UL and VUL products are amortized in proportion to total estimated gross profits from investment yields, hedges, mortality, net of reinsurance ceded, surrender charges and expense margins over the deemed economic life of the contracts. DAC and deferred sales inducements amortization on non-traditional products is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to the reinsurance of fixed annuities ("FA") are included in the net liability the Company holds. This net liability for certain assumed FA is amortized in proportion to the reduction in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

The carrying amount of DAC and deferred sales inducements is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 12 for additional information about DAC.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax basis of assets and liabilities. The Company reports interest expense related to income tax matters in income tax expense, and income tax penalties in other operating expenses in the Consolidated Statements of Operations.

SEPARATE ACCOUNTS

Separate Account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of VA and VUL insurance contractholders and certain pension funds. Assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of universal life and investment-type product policy fees in the Consolidated Statements of Operations. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting accrue to and are borne by the contractholder. See Note 4 for additional information about liabilities for minimum guarantees.

POLICYHOLDER LIABILITIES

Policyholder liabilities are based on the various estimates discussed below. Although the adequacy of these amounts cannot be assured, the Company believes that policyholder liabilities will be sufficient to meet future obligations of policies in-force.

   TRADITIONAL LIFE POLICIES

The Company has established liabilities for amounts payable under insurance policies, including traditional life insurance and term life insurance policies. Generally, liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions, which include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. By utilizing these assumptions, liabilities are established on a block-of-business basis. For traditional long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established, and are periodically being updated. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2.0% to 7.5%.

   UNIVERSAL LIFE POLICIES

Base benefit reserves are deemed to be equal to the policyholder account value.

Contractholder deposit funds reserves for IUL with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established at inception of the contract and is equal to the total account value less the embedded derivative and accreted over the index period at a constant rate of interest. For the year ended December 31, 2016, the average interest crediting rate for IUL is 2.97%. The Company holds additional liabilities for its no lapse guarantees ("NLG") (associated with UL-type products). See Note 4 for additional information around UL and IUL contractholder deposit funds reserves.

   VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of NLG. The Company holds additional liabilities for its NLG as discussed above. See Note 4 for additional information.

   PRENEED POLICIES

The Company's preneed insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method being used. That accounting method establishes a liability for policyholder benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value. The majority of the Company's preneed insurance contracts feature discretionary death benefit growth rates. The Company has the discretion to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The Company has also issued preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index ("CPI").

   FIXED ANNUITIES

   FIXED INDEX ANNUITIES

Contractholder deposit funds reserves for FIA earning a fixed rate of interest and certain other deferred annuity products are computed under a retrospective deposit method and represent policyholder account balances before applicable surrender charges.

Certain of the Company's FIA products enable the policyholder to allocate contract value between a fixed crediting rate and strategies which reflect the change in the value of an index, such as the Standard & Poor's ("S&P") 500 Index, or other indices. These products are accounted for as investment-type contracts. Balances for the indexed account consist of a combination of the underlying host contract and an embedded derivative value. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest credited and decreases with guaranteed benefit payments to reach the guaranteed value (as adjusted) at projected maturity. The embedded derivative component's value is based on the fair value of the contracts' expected participation in future increases in the relevant index. The fair value of this embedded derivative component includes assumptions, including those about future interest rates and investment yields, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the respective index option.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

   OTHER

In addition, certain FIA and Hybrid contracts provide the contractholder with GMDB and/or Guaranteed Minimum Withdrawal Benefits ("GMWB"). The liabilities for these benefits are calculated by estimating the present value of total expected (excess) benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The liabilities are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The change in the reserve for a period is the benefit ratio multiplied by the cumulative assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

In addition, certain FA contracts provide the contractholder with long-term care benefits. The liabilities for these benefits are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the cumulative assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

Contractholder deposit funds reserves for certain assumed blocks of fixed deferred annuity products are accounted for as investment-type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

   VARIABLE ANNUITIES

VA contracts offered and assumed by the Company provide the contractholder with various combinations of GMDB, Guaranteed Minimum Income Benefits ("GMIB") and GLWB. The liabilities are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

The liabilities for the GMDB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the cumulative assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

The liabilities for the GMIB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the cumulative assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

The liabilities for the VA GLWB are bifurcated into two separate and distinct liabilities:

    -   An embedded derivative which is held for non-life contingent GLWB; and
    - A Statement of Position ("SOP") 03-1 liability which is held for the life contingent GLWB.

The embedded derivative is calculated by first deriving a premium ratio such that the estimated present value of non-life contingent GLWB rider fees times the premium ratio less the estimated present value of non-life contingent GLWB in excess of account values is zero at the end of the month following the month of issue (or purchase date for the corresponding purchase GAAP liabilities). This premium ratio determines the amount of fees attributable to the embedded derivative. The GLWB liability is the present value of the respective future expected payments in excess of account value less the present value of assessed rider fees attributable to the embedded derivative.

The liabilities for the life contingent GLWB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the cumulative assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

   OUTSTANDING CLAIMS AND LOSSES

Outstanding claims and losses include amounts payable relating to in course of settlement and incurred but not reported claim liabilities. In course of settlement claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date. Incurred but not reported claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined.

Changes in policy and contract claims are recorded in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

Revenues from certain UL insurance products are deferred to future periods. The amount deferred is equal to the excess of the revenue collected over an estimate of the ultimate future level of these revenues. A liability for this unearned revenue is established and amortized consistently with the amortization of DAC on similar products and recorded in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. The UFEL is established to defer the recognition of this front-end load. UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed contracts.

The carrying amounts of URR and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives, and recorded in the universal life and investment-type product policy fees in the Consolidated Statements of Operations. See Note 12 for additional information about URR and UFEL.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized in premiums in the Consolidated Statements of Operations when due from the contractholder.

Amounts received as payment for UL and investment-type contracts are reported as deposits to contractholder account balances. Amounts received as payment for the Company's fixed fund VAs are reported as a component of contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Revenues from these contracts consist primarily of fees assessed against the contractholder account balance for mortality, policy administration, separate account administration and surrender charges, and are reported in universal life and investment-type product policy fees in the Consolidated Statements of Operations. Additionally, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in net investment income in the Consolidated Statements of Operations.

Fees assessed that represent compensation to the Company for benefits to be provided in future periods and certain other fees are established as a URR liability and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. URR is reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets and amortized into universal life and investment-type product policy fees in the Consolidated Statements of Operations. Benefits, losses and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances in the Consolidated Statements of Operations.

OTHER INCOME

Other income is comprised of management fees and lease income from railroad and aviation equipment which are recognized when earned.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

CLOSED BLOCKS

Through its insurance subsidiaries, the Company has acquired several closed blocks of participating life insurance policies.

First Allmerica Financial Life Insurance Company ("FAFLIC"), a Massachusetts domiciled company and the Company's wholly-owned subsidiary, was established and began operating a closed block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in-force as of FAFLIC's demutualization on October 16, 1995. Unless the Commonwealth of Massachusetts Commissioner of Insurance (the "Commissioner") consents to an earlier termination, the closed block will continue to be in effect until the expiration of in-force closed block policies.

The Company acquired two closed blocks of policies as part of the Accordia Life and Annuity Company ("Accordia") acquisition in 2013. Accordia is a stock life insurance company which is organized under the laws of the State of Iowa and a wholly-owned subsidiary of the Company. The Indianapolis Life Insurance Company ("ILICO") Closed Block is comprised of participating individual life insurance policies. The ILICO Closed Block was established on September 18, 2000, pursuant to the Indy Life Plan of Conversion and operates in accordance with the Indy Life Closed Block Memorandum. The Company assumed certain obligations relating to a closed block of business originating from Aviva Life and Annuity Company, the successor to Amerus Life Insurance Company ("Amerus"). The Amerus Closed Block has been ceded to the Company on an excess of existing reinsurance basis.

All closed block assets will ultimately be paid out in policyholder benefits through policyholder dividends. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the closed block liabilities.

Although the assets and cash flow generated by the closed blocks inure solely to the benefit of the policyholders included in the closed blocks, the excess of closed block liabilities over closed block assets as measured on a U.S. GAAP basis represents the expected future after-tax income from the closed blocks which may be recognized in income over the period the policies and contracts in the closed blocks remain in-force. In the event that the closed blocks' assets are insufficient to meet the benefits of the closed blocks' benefits, general assets of the Company would be utilized to meet the contractual benefits to the closed blocks' policyholders.

Risk margins were made to the discount rate so that the present value of the best estimate cash flows equaled the actuarial appraisal value on the acquisition date. The risk margin was 9.42%. The discount rates equaled the December 31, 2016 implied forward treasury rates, plus the risk margin, plus a provision for non-performance risk. The provision for non-performance risk was 0.26% as of December 31, 2016.

Effective December 1, 2015, the Company entered into coinsurance agreements which ceded substantially all the policies in the FAFLIC and the ILICO Closed Blocks.

See Notes 9 and 13 for additional information about the Company's closed blocks.

FOREIGN CURRENCY

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the date of the balance sheet and revenues and expenses are translated at average rates of exchange for the period. Foreign currency re-measurement gains or losses on transactions in non-functional currencies are recognized in net realized investment gains in the Consolidated Statements of Operations.

ORGANIZATIONAL RISKS

The following is a description of the most significant risks facing insurers and how the Company mitigates those risks:

LEGAL/REGULATORY RISK

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the consolidated financial statements. The Company mitigates this risk by tracking and commenting on legal and regulatory initiatives, and by adopting policies designed to limit exposure to legal liability.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In April 2016, the Department of Labor ("DOL") released a new regulation accompanied by new class exemptions and proposed amendments to long standing exemptions from the prohibited transaction provisions under the Employee Retirement Income Security Act. The rule expands the circumstances in which providers of investment advice to small plan sponsors, plan participants and beneficiaries, and Individual Retirement Account investors are deemed to act in a fiduciary capacity. The rule requires such providers to act in the best interest of their clients', not influenced by any conflicts of interest, involving the direct or indirect receipt of compensation. The rule also imposes certain upfront and ongoing contract and disclosure requirements on the provider. The Company has engaged in a large scale implementation project in response to the DOL rule. The first phase of the rule goes into effect on June 9, 2017 and the Company expects to be ready to comply with its requirements.

CREDIT RISK

Credit risk is the risk that issuers of securities owned by the Company or mortgagors on residential and commercial mortgage loans owned by the Company will default or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, maintaining credit and collateral posting and collection policies, and by providing valuation allowances for any amounts deemed uncollectible.

INTEREST RATE RISK

Interest rate risk is the risk that interest rates will change and cause a potential mismatch in future cash flows from assets and liabilities. The Company mitigates this risk by attempting to match the cash flows of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets produce cash flows, the Company may have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Most of the Company's products expose it to the risk that changes in interest rates will reduce its investment margin or spread, or the difference between the amounts the Company is required to pay under the contracts and the rate of return it is able to earn on its investments intended to support obligations under the contracts. The Company's spread is a key component of its net income.

As interest rates rise rapidly, the Company may be disintermediated and larger policyholder outflows than projected might be realized. In matching the asset and liability cash flows and having sizeable allocation to floating rate securities, the Company, among other goals, aims to minimize the amount of realized losses it might crystallize in covering large policyholder outflows. For MYGA blocks, higher spreads are projected to be earned in later durations. Therefore, if the policyholder outflows are higher than expected, the Company might have to accelerate the amortization of DAC and VOBA balances, reducing net income in the affected reporting period.

As interest rates decrease or remain at low levels, the Company may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, reducing its investment margin. Lowering interest crediting rates can help offset decreases in investment margins on some products. However, the Company's ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, the Company's spread could decrease or potentially become negative. The Company's expectation for future spreads is an important component in the amortization of DAC and VOBA, and significantly lower spreads may cause the Company to accelerate amortization, thereby reducing net income in the affected reporting period.

EQUITY MARKET RISK

Equity market risk is the variability of financial outcomes resulting from movement in broad equity indices. Manifestations of this risk derive from retail and in-force VA, FIA, IUL and VUL products. In particular, the Company's VA products include long-term guarantees that will prove more costly in weaker equity markets. To manage short-term equity market risk, the Company primarily relies on its hedging program. To manage long-term exposure to this risk, the Company continuously reviews its sales targets as well as potential reinsurance transactions. In addition, the Company is thoughtful in designing and modifying product features such as volatility control, withdrawal benefit rates and fees charged for guarantee riders, and it seeks input from across the organization in these efforts. Finally, VA products with certain guarantees sold by the Company require separate account policyholders to invest in volatility-controlled funds in order to reduce long-term equity risk relative to unconstrained funds.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MORTALITY RISK

Mortality risk is the risk that the Company's actual mortality experience will materially exceed the mortality it assumed when its products were originally priced. There are a large number of policies at small face amounts that produces predictable mortality experience. The Company also uses reinsurance extensively to manage mortality volatility. Any random variation in experience is expected to be relatively small.

MORBIDITY RISK

For a life insurer, morbidity risk is primarily associated with disability or long-term care claims. The Company is only materially exposed to this risk under its Hybrid contracts. In this case, the risk is that there is a higher than expected incidence of confinement in a nursing home or under similar care. This risk is monitored by the Company's Risk Management Team. The structure of the product is also a mitigant: (i) certain criteria must be met to activate the rider; and, (ii) the policyholder must first exhaust their own funds in the contract.

LONGEVITY RISK

Longevity risk is primarily associated with the Company's GMWB riders, on both its VA and FIA blocks. The risk is that the insured lives longer than expected after activating the associated GMWB rider. The risk is monitored by the Company's Risk Management Team. For both the VA and FIA blocks, the insured must first exhaust the policy account value before the Company has to pay claims under the riders.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

BUSINESS COMBINATIONS - MEASUREMENT PERIOD ADJUSTMENTS

In September 2015, the Financial Accounting Standards Board ("FASB") issued new guidance on business combinations, simplifying the accounting for measurement-period adjustments. The new guidance is effective for fiscal years beginning after December 15, 2015 and interim periods thereafter for public business entities. The new guidance requires adjustments to provisional amounts recorded in connection with a business combination that are identified during the measurement period to be recorded in the reporting period in which the adjustment amounts are determined, rather than as retroactive adjustments to prior periods. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

FAIR VALUE MEASUREMENTS

In May 2015, the FASB issued new guidance on fair value measurement effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. The new guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using net asset value per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

CUSTOMER'S ACCOUNTING FOR FEES PAID IN A CLOUD COMPUTING ARRANGEMENT

In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement, which was effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. The standard clarifies the accounting requirements for recognizing cloud computing arrangements. If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract. The Company adopted the standard prospectively effective January 1, 2016 with no material impact on its consolidated financial statements.

DEBT ISSUANCE COST

In April 2015, the FASB issued new guidance on the presentation of debt issuance costs, which was effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years and should be applied retrospectively to all periods presented. Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the Consolidated Balance

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Sheets. The amendment requires that debt issuance costs be presented in the Consolidated Balance Sheets as a direct deduction from the carrying amount of the debt. This standard does not change the recognition and measurement requirements related to the debt issuance costs. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

CONSOLIDATION

In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities, which was effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The standard is intended to improve consolidation accounting guidance related to LPs, LLCs and securitization structures. The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarifies when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduces the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

REPURCHASE TO MATURITY TRANSACTIONS AND REPURCHASE FINANCINGS

Effective January 1, 2015, the Company adopted guidance requiring repurchase to maturity transactions and repurchase financing arrangements to be accounted for as secured borrowings and providing for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The standard eliminates a distinction in current U.S. GAAP related to certain repurchase agreements, and amends current U.S. GAAP to require repurchase to maturity transactions linked to repurchase financings to be accounted for as secured borrowings, consistent with the accounting for other repurchase agreements. The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The Company has provided these enhanced disclosures in Note 5. The new guidance did not have a material impact on its consolidated financial statements upon adoption.

PUSHDOWN ACCOUNTING

Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on its consolidated financial statements upon adoption.

FINANCIAL ASSETS OR LIABILITIES

In August 2014, the FASB issued new guidance around measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. The new guidance is effective for fiscal years beginning after December 15, 2015 and interim periods thereafter for public business entities. The new guidance provides that an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. The standard eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued new guidance that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The Company adopted the standard effective January 1, 2016 with no impact on its consolidated financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB provided an updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or non-profit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. It also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. It was effective prospectively for all disposals of components (or classification of components as held-for-sale) of an entity that occur within interim and annual periods beginning on or after December 15, 2014. The Company adopted the standard effective January 1, 2015 with no impact on its consolidated financial statements.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

DEFINITION OF A BUSINESS

In January 2017, the FASB issued new guidance on business combinations. The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2018.

RESTRICTED CASH

In November 2016, the FASB issued new guidance on restricted cash. The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2018.

CLASSIFICATION OF CERTAIN CASH RECEIPTS AND CASH PAYMENTS ON STATEMENT OF CASH FLOWS

In August 2016, the FASB issued new guidance on the statements of cash flows to address diversity in practice in how certain cash receipts and cash payments are classified. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The new guidance is effective for financial statements issued for annual reporting periods beginning after December 15, 2018. Early adoption is permitted, provided that all amendments are adopted in the same period. The Company is currently evaluating the impact of the guidance on its statements of cash flows. The Company plans to adopt the standard on January 1, 2018.

CREDIT LOSSES ON FINANCIAL INSTRUMENTS

In June 2016, the FASB issued new guidance on the measurement of credit losses on financial instruments. The guidance is effective for fiscal years beginning after December 15, 2020. Early adoption is permitted in any interim or annual periods beginning after December 15, 2018. This guidance replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The guidance also requires enhanced disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2020.

EQUITY METHOD AND JOINT VENTURES

In March 2016, the FASB issued guidance to simplify the transition to equity method when an investment qualifies for the use of the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

equity method as a result of an increase in the level of ownership or degree of influence. The new guidance is effective for financial statements issued for annual reporting periods beginning after December 15, 2016, and for interim periods within those annual periods. The guidance requires that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor's previously held interest and adopt the equity method as of the date the investment becomes qualified for equity method accounting. The Company adopted the standard effective January 1, 2017 with no material impact to the Company consolidated financial statements.

EMPLOYEE SHARE-BASED PAYMENT ACCOUNTING

In March 2016, the FASB issued new guidance on stock compensation. The new guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted in any interim or annual period. The areas for simplification in this guidance involve several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the Consolidated Statements of Cash Flows. Some of the areas for simplification apply only to non-public entities. The Company adopted the standard effective January 1, 2017 with no material impact to the Company's consolidated financial statements.

LEASING TRANSACTIONS

In February 2016, the FASB issued new guidance on leasing transactions. The new guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current guidance, leases would be classified as finance or operating leases. However, unlike current guidance, the new guidance will require both types of leases to be recognized on the balance sheet. The new guidance will also require new disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2019.

FINANCIAL INSTRUMENTS

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted for non-public entities as of fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The new guidance changes the current accounting guidance related to the classification and measurement of certain equity investments, the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2018.

REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard, which was effective for fiscal years beginning after December 15, 2017, and interim periods within those years and should be applied retrospectively to all periods presented. This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services. The amendments define in a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation. Retrospective application is required and early adoption is not permitted. The Company is currently evaluating the impact of the guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2018.

3. SIGNIFICANT TRANSACTIONS

REORGANIZATION

In March 2016, the Board of Directors of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda LLC and its indirect parent, voted to proceed with a reorganization of certain subsidiaries in the second quarter of 2016. Under the reorganization plan, Global Atlantic (Fin) Company ("FinCo"), a Delaware company, and previously a direct subsidiary of Global Atlantic Financial Life Limited ("GAFLL"), a Bermuda LLC, became a direct subsidiary of Commonwealth Re Midco Limited ("Midco"), a Bermuda LLC. Midco

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

remained a direct subsidiary of GAFLL. The reorganization did not have a material impact upon the consolidated financial position, results of operations and cash flows of the Company.

CONTRIBUTION OF SUBSIDIARIES

On January 2, 2014, GAFG acquired Forethought Financial Group, Inc. ("FFG"), a Delaware corporation and intermediate holding company of the Company, and its subsidiaries through a merger transaction ("Forethought Acquisition"). FFG is a wholly-owned direct subsidiary of FinCo. FinCo is a wholly-owned indirect subsidiary of GAFG. FFG sells a wide range of products including preneed and final expense life insurance, annuity and Medicare supplement insurance and life insurance products linked with prearranged funerals.

Immediately following the closing of the merger, FinCo effected, or caused its subsidiaries to effect, certain internal restructuring transactions with respect to the Company, FFG, Forethought Financial Services, Inc. ("FFSI"), a Delaware corporation and direct, wholly-owned subsidiary of FFG, Forethought Life Insurance Company ("FLIC"), an Indiana domiciled insurance company and a wholly-owned subsidiary of FFSI, and Forethought National Life Insurance Company ("FNLIC"), a Texas domiciled insurance company and a wholly-owned subsidiary of FFSI. First, FFSI was converted to a LLC, Forethought Services LLC ("FSLLC"). Second, FFG caused FSLLC to dividend to FFG 95% of the capital stock of FLIC and 95% of the capital stock of FNLIC. Third, FinCo contributed to FFG 79% of the capital stock of the Company. Fourth, FFG contributed the 95% of FLIC capital stock and the 95% of FNLIC capital stock to the Company as repayment of 95% of an intercompany loan made to MARS Group Acquisition Corp. ("MARS"), a Delaware corporation and direct wholly-owned subsidiary of FinCo, prior to the merger in connection with the payment of the purchase price thereof. MARS was subsequently merged into FFG, with FFG as the surviving company. Lastly, FFG contributed the 79% of the Company's capital stock to FSLLC. As a result, FSLLC is a 79% direct owner and FFG an indirect owner of the Company (the remaining 21% of the Company's capital stock continues to be held by FinCo) and the Company is a 95% owner of FLIC and 95% owner of FNLIC.

The following table summarizes the fair value of all identifiable Forethought assets acquired and liabilities assumed at the acquisition date:

       FAIR VALUE
       (IN MILLIONS)                                           JANUARY 2, 2014
       ---------------------------------------------------   -------------------
       ASSETS
         AFS fixed maturity securities, at fair value        $             6,774
         Equity securities, at fair value                                     29
         Mortgage loans                                                      456
         Policy loans                                                          5
         Other invested assets                                                56
                                                             -------------------
           Total investments                                               7,320
         Cash and cash equivalents                                           110
         Accrued investment income                                            78
         Value of business acquired                                          473
         Derivative instrument receivable                                     18
         Deferred income taxes                                                13
         Other assets                                                         28
         Separate account assets                                             550
                                                             -------------------
           Total assets                                                    8,590
                                                             -------------------

       LIABILITIES
         Policyholder liabilities                                          7,314
         Other liabilities                                                     4
         Separate account liabilities                                        550
                                                             -------------------
           Total liabilities                                               7,868
                                                             -------------------

       NET ASSETS ACQUIRED                                   $               722
                                                             ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The revenues and expenses from the acquisition date through December 31, 2014 are as follows:

       REVENUES AND EXPENSES
       (IN MILLIONS)
       -----------------------------------------------------------------
       REVENUES
         Premiums and other fee income                                    $       208
         Insurance and investment product fee income                               --
         Net investment income                                                    397
         Net investment gains                                                      38
         Other income                                                               6
                                                                          -----------
           Total revenues                                                         649
                                                                          -----------

       BENEFITS, LOSSES AND EXPENSES
         Policy benefits, claims and losses and loss adjustment expenses          399
         Amortization of policy acquisition costs                                  75
         Losses on derivative instruments                                          14
         Other operating expenses                                                 113
                                                                          -----------
           Total benefits, losses and expenses                                    601
                                                                          -----------

       NET INCOME BEFORE INCOME TAXES                                              48
         Income tax expense                                                        14
                                                                          -----------
       NET INCOME                                                         $        34
                                                                          ===========

There was no goodwill recognized as part of the Forethought Acquisition.

The Company recorded $23 million of identifiable intangible assets related to the Forethought Acquisition. The identifiable intangible assets included the distribution networks, trade name, internally-developed software, covenants not-to-compete and insurance licenses, and are included as a component of other assets in the Consolidated Balance Sheets.

The summary of the intangible assets are listed below:

       (IN MILLIONS, EXCEPT AMORTIZATION PERIOD)      AMOUNT      AMORTIZATION PERIOD
       -------------------------------------------  ----------  -----------------------
       Distribution network                         $       10         10 years
       Trade name                                            5         15 years
       Internally developed software                         1          3 years
       Covenants not-to-compete                              2          2 years
       Insurance licenses                                    5      Indefinite life
                                                    ----------
         Total identifiable intangible assets       $       23
                                                    ==========

4. POLICYHOLDER LIABILITIES

CONTRACTHOLDER DEPOSIT FUNDS

GUARANTEED MINIMUM DEATH BENEFITS

The Company continues to issue VA contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table shows the balance of the GMDB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The GMDB exposure includes reinsurance assumed. However, the impact for certain blocks that have assumed modco, GMDB reserves and significant account values are negligible and, therefore are excluded from this table:

       (IN MILLIONS)                           2016         2015
       ----------------------------------   ----------   ----------
       Balance, at beginning of year        $      235   $      208
       Provision for GMDB:
         GMDB expense incurred                      57           50
         Volatility (1)                             10           19
                                            ----------   ----------
                                                    67           69
                                            ----------   ----------
       Claims, net of reinsurance:
         Claims from policyholders                 (35)         (38)
         Claims ceded to reinsurers                 25           27
                                            ----------   ----------
                                                   (10)         (11)
                                            ----------   ----------

       GMDB reinsurance premium                    (33)         (31)
                                            ----------   ----------

       Balance, at end of year              $      259   $      235
                                            ==========   ==========

--------
       (1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the contractholders.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2016 and 2015:

    - The projection model uses 500 stochastic scenarios with mean total returns ranging from 2% per annum for money market funds to 4% per annum for bond funds to 8% per annum for equities;
    - For the projection of equity index returns for the legacy and assumed VA blocks a one factor local volatility lognormal model was used. For the recent direct sales of VA products, projected fund returns are determined by Milliman's proprietary model;
    - For the legacy and assumed VA blocks, equity implied volatilities by duration are graded from OTC quotes on the front to historical volatilities on the back. For the year ended December 31, 2016, at-the-money equity volatilities ranged from 16.5% to 27%, depending on index and term;
    - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender. 21 years of mortality improvements, based on Scale G2, is assumed; and,
    - The partial withdrawal rate assumption varies by tax-qualified status and attained age. Total projected partial withdrawals are from 3.0% to 8.5% for all years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2016 and 2015. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

       AS OF DECEMBER 31,
       (IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)                            2016           2015
       --------------------------------------------------------------------------   ------------   ------------
       Net deposits paid
         Account value                                                              $      3,173   $      3,083
         Net amount at risk                                                         $          5   $          7
         Average attained age of contractholders                                              66             65
       Ratchet (highest historical account value at specified anniversary dates)
         Account value                                                              $        536   $        566
         Net amount at risk                                                         $         32   $         40
         Average attained age of contractholders                                              70             69
       Roll-up (net deposits accumulated at a specified rate)
         Account value                                                              $      2,240   $      1,998
         Net amount at risk                                                         $        138   $        140
         Average attained age of contractholders                                              64             63
       Higher of ratchet or roll-up
         Account value                                                              $      1,951   $      2,057
         Net amount at risk                                                         $        712   $        779
         Average attained age of contractholders                                              76             75
       Total of guaranteed benefits categorized above
         Account value                                                              $      7,900   $      7,704
         Net amount at risk                                                         $        887   $        966
         Average attained age of contractholders (weighted by account value)                  68             68
       Number of contractholders                                                         110,573        115,334

GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued VA contracts with a GMIB feature. The GMIB liability was $4 million at both December 31, 2016 and 2015, with benefits paid of less than $1 million for the years ended December 31, 2016, 2015, and 2014 respectively. The reserves for the GMIB liability are calculated by using a methodology that is essentially the same as the reserve for the corresponding GMDB liability.

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

The Company issues FIA contracts with a GMWB feature. The GMWB feature provides annuity contractholders with a minimum guaranteed stream of payments for life, once income is activated. The annual income amount is based on an annual withdrawal percentage based on attained age (defined in the contract) times the contractual benefit base. The benefit base is defined in the contract and is generally the initial premium, reduced by any partial withdrawals, increased annually by a defined percentage. Benefit payments are first deducted from the contractual account value. Excess guaranteed benefits are defined as all GMWB paid once the underlying account value has reached zero.

The GMWB liability for FIA contracts is determined based on an SOP 03-1 reserve liability. The SOP liability is calculated in a manner similar to the reserves for the GMDB and GMIB discussed above. One difference for the FIA (GMWB/SOP 03-1) liability is that the underlying projection is deterministic rather than stochastic. In a deterministic projection, the output from the projection is fully determined by the parameter values and the initial conditions used to model the projections.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table shows the balance of the GMWB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

       (IN MILLIONS)                                    2016             2015
       -----------------------------------------   --------------   --------------
       Balance, at beginning of year               $          121   $           96
       Provision for GMWB:
         GMWB expense incurred                                 14              (21)

       Claims, net of reinsurance:
         Claims from policyholders                             64               46

                                                   --------------   --------------
       Balance, at end of year                     $          199   $          121
                                                   ==============   ==============

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued VA and VUL contracts through its separate accounts for which NII and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued VA and VUL contracts through separate accounts where the Company guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within reinsurance recoverable in the Consolidated Balance Sheets. See Note 13 for additional information about reinsurance.

The Company had the following VA with guaranteed minimum returns:

       AS OF DECEMBER 31,
       (IN MILLIONS)                                    2016             2015
       -----------------------------------------   --------------   --------------
       Account value                               $           10   $           11
       Range of guaranteed minimum return rates         2.8 - 3.5%       2.8 - 3.5%

Account balances of these contracts with guaranteed minimum returns were invested as follows:

       AS OF DECEMBER 31,
       (IN MILLIONS)                                    2016             2015
       -----------------------------------------   --------------   --------------
       Asset Type:
         Fixed maturity securities                 $           23   $           19
         Cash and cash equivalents                              1                4
                                                   --------------   --------------
           Total                                   $           24   $           23
                                                   ==============   ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PRENEED RESERVES

Policy reserves on the Company's preneed business are based on cash surrender values of issued policies. An additional insurance liability is established and adjusted at each reporting date where the total recognized liability is equal to the present value of projected future benefits, including discretionary death benefits credited to policies using current period discretionary death benefit crediting rates. These crediting rates utilize the following assumptions:

    - CREDITED INTEREST RATE: Based on the non-forfeiture rates of 3.0% to 5.5%.
    -   MORTALITY: Based on the Company's experience.
    - DEATH BENEFIT INFLATION: Based on the discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
    - MAINTENANCE EXPENSES: Based on the Company's experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

CONTRACTHOLDER DEPOSIT FUNDS WITH EMBEDDED DERIVATIVES

The following table shows the balances of the host contract, embedded derivatives and insurance reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

       AS OF DECEMBER 31,
       (IN MILLIONS)                                 2016          2015
       ----------------------------------------  ------------  ------------
       Host contract                             $      9,526  $      7,701
       Embedded derivatives                      $        852  $        842
       Insurance reserves                        $      1,504  $      1,183

The following paragraphs describe the products present within the above table along with the underlying methodology used to calculate the embedded derivatives.

FIXED INDEX ANNUITIES

Certain of the Company's FIA products enable the policyholder to allocate contract value between a fixed crediting rate and S&P 500 Index, Barclays Armour II Index and BlackRock's Diversa Index options. Balances for the indexed account consist of a combination of the underlying host contract and an embedded derivative value. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the respective index option. The fair value of this embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the respective index option.

GUARANTEED LIFETIME WITHDRAWAL BENEFITS

The Company has issued VA contracts with a GLWB feature. The GLWB feature provides annuity contractholders with a guaranteed stream of payments for life, once income is activated. The annual income amount is based on a percentage times the contractual benefit base. The benefit base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GLWB paid once the underlying account value has reached zero.

Reserves for the GLWB are bifurcated into an embedded derivative (recorded at fair value) and an SOP liability. The SOP liability is calculated in a manner similar to the reserves for the GMDB, GMWB and GMIB discussed above.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The fair value calculation includes the following considerations:

    - The reserve is based on projections run under a large number of stochastic scenarios;
    -   All underlying scenarios are generated using risk neutral assumptions;
    -   The mean of the projected returns are based on a risk free rate;
    -   Volatilities are based on market implied volatilities; and,
    - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's own credit risk.

The Company purchases equity futures to hedge the market risk associated with VA GLWB and GMDB. Equity futures are marked to market daily and changes in fair value are reflected in (gains) losses on derivative instruments in the Consolidated Statements of Operations.

UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE

Certain UL policies include NLG features, exhibiting a pattern of earnings of profits followed by losses. An additional reserve has been recorded in connection with these guarantees. Also, certain IUL contracts are indexed to equity indices. The embedded derivative related to the index is bifurcated and valued.

Derivative instruments are measured at fair value. Thus, any premiums allocated to indexed strategies are bifurcated into a host contract and an embedded derivative component, where the value of the embedded derivative ("VED") is fair valued. Policies are re-bifurcated at the end of each index period. The indexed business has an index period (segment) of either 5 or 6 years. One-year strategies use a series of 5 one-year periods and two-year strategies have a series of 3 two-year periods. As of each index period, the account value is projected to the end of the next index period assuming the future index credits return the amount of the option budget. The account value is also projected to the end of the index period assuming policy interest guarantees. No policy deductions are used. The difference between the indexed accumulation and the guaranteed interest accumulation is determined at each policy anniversary until the end of the index period. These differences are discounted back to the current anniversary date to determine the VED. The discount rate equals the forward treasury curve plus an "own credit spread" reflecting the Company's credit rating. At the beginning of the segment, the host contract is set equal to the policy's initial value (typically the initial premium amount) less the VED. On each valuation date, the current market value of the index is projected forward to the end of the index period assuming future index credits return the amount of the option budget. The host contract is accumulated to the valuation date using an accrual rate, determined at the beginning of the segment, sufficient to bring the host contract value to the guaranteed account value by the end of the index segment. Reserves on the valuation date are equal to the VED plus the host contract value.

The reserve is determined through the accumulation of profits in the early years and released as earnings become negative. A stochastic Asset/Liability Model is used which incorporates the full inventory of assets and the NLG liabilities. 200 equity return scenarios are generated using a stochastic generator. These interest rates are used to drive the yield on new investments, as well as dynamic lapse rates which vary based on the relationship between new money rates and current credited rates on the liabilities. All sources of policyholder revenue are used to develop the liability (full assessment approach). For each scenario, a benefit ratio is determined equal to the present value of future benefits due to the NLG feature divided by the present value of future assessments. The discount rate used is the same as that used in the DAC calculation which is equal to the credited rate at the time the business was issued or acquired by the Company. The reserve is determined for any point in time equal to the accumulated value of the assessments times the benefit ratio less the accumulated value of the benefits paid due to the NLG feature. An average of the reserves over all scenarios is determined and used for the reserve. The carrying amount of the reserves is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives.

The specific sources of revenue used in the determination of full assessments are cost of insurance, expense loads, surrender charges collected and investment margin (investment income less amounts credited to the account value). The benefits taken into account in determining the benefit ratio are the death benefits paid after the account value becomes negative.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The cost or amortized cost and fair value for AFS fixed maturity and equity securities were as follows:

                                                                                GROSS UNREALIZED
                                                                  --------------------------------------------
                                                     COST OR                TEMPORARY
AS OF DECEMBER 31, 2016                             AMORTIZED     ----------------------------     NON-CREDIT        FAIR
(IN MILLIONS)                                         COST            GAINS          LOSSES       OTTI LOSSES        VALUE
------------------------------------------------  -------------   -------------   ------------   -------------   -------------
Fixed maturity securities:
  U.S. Treasury securities and U.S. government
    and agency securities                         $         237   $          14   $         (8)  $          --   $         243
  States and political subdivision securities             1,726             126            (26)             --           1,826
  Foreign government securities                             137               1             (6)             --             132
  Corporate fixed maturity securities                    13,596             339           (271)             --          13,664
  Preferred stocks                                           14               1             --              --              15
  Structured securities                                  16,638             369           (317)             --          16,690
                                                  -------------   -------------   ------------   -------------   -------------
    Total AFS fixed maturity securities           $      32,348   $         850   $       (628)  $          --   $      32,570
                                                  =============   =============   ============   =============   =============

Equity securities                                 $         134   $          12   $         --   $          --   $         146
                                                  =============   =============   ============   =============   =============

                                                                                GROSS UNREALIZED
                                                                  --------------------------------------------
                                                     COST OR                TEMPORARY
AS OF DECEMBER 31, 2015                             AMORTIZED     ----------------------------     NON-CREDIT        FAIR
(IN MILLIONS)                                         COST            GAINS          LOSSES       OTTI LOSSES        VALUE
------------------------------------------------  -------------   -------------   ------------   -------------   -------------
Fixed maturity securities:
  U.S. Treasury securities and U.S. government
    and agency securities                         $         215   $          20   $         (2)  $          --   $         233
  States and political subdivision securities             1,762             117            (27)             --           1,852
  Foreign government securities                             147               1             (8)             --             140
  Corporate fixed maturity securities                    11,924             188           (488)             --          11,624
  Preferred stocks                                            9               1             --              --              10
  Structured securities                                  14,111             238           (425)             --          13,924
                                                  -------------   -------------   ------------   -------------   -------------
    Total AFS fixed maturity securities           $      28,168   $         565   $       (950)  $          --   $      27,783
                                                  =============   =============   ============   =============   =============

Equity securities                                 $          48   $          14   $         (3)  $          --   $          59
                                                  =============   =============   ============   =============   =============

At December 31, 2016 and 2015, the cost or amortized cost and fair value of the assets on deposit with various state and governmental authorities were $135 million and $154 million, and $152 million and $156 million, respectively.

The Company entered into various derivative and other arrangements that required cash to be pledged or received as collateral. At December 31, 2016 and 2015, cash collateral received from the counterparties and recorded as collateral liabilities was $468 million and $216 million, respectively. Cash collateral paid to the counterparties and recorded as assets was $10 million and $9 million, respectively.

The cost or amortized cost and fair value by maturity periods for fixed maturity securities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The maturity distribution for AFS fixed maturity securities is as follows:

       AS OF DECEMBER 31, 2016                                   COST OR
       (IN MILLIONS)                                         AMORTIZED COST       FAIR VALUE
       -------------------------------------------------   ------------------   --------------
       Due in one year or less                             $              190   $          191
       Due after one year through five years                            2,294            2,311
       Due after five years through ten years                           2,581            2,569
       Due after ten years                                             10,645           10,809
                                                           ------------------   --------------
         Subtotal                                                      15,710           15,880
       Structured securities                                           16,638           16,690
                                                           ------------------   --------------
         Total AFS fixed maturity securities               $           32,348   $       32,570
                                                           ==================   ==============

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following tables provide information about the Company's AFS fixed maturity and equity securities that have been continuously in an unrealized loss position:

                                                  LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                              ---------------------------  ---------------------------  ---------------------------
AS OF DECEMBER 31, 2016                          FAIR        UNREALIZED       FAIR        UNREALIZED       FAIR        UNREALIZED
(IN MILLIONS)                                    VALUE         LOSSES         VALUE         LOSSES         VALUE         LOSSES
--------------------------------------------  -----------  --------------  -----------  --------------  -----------  --------------
AFS fixed maturity securities:
  U.S. Treasury securities and
    U.S. government and agency securities     $        99  $           (8) $        --  $           --  $        99  $           (8)
  States and political subdivision
    securities                                        319             (19)          84              (7)         403             (26)
  Foreign government securities                        68              (3)          20              (3)          88              (6)
  Corporate fixed maturity securities               5,195            (213)         629             (58)       5,824            (271)
  Structured securities                             4,547            (108)       4,042            (209)       8,589            (317)
                                              -----------  --------------  -----------  --------------  -----------  --------------
    Total AFS fixed maturity securities       $    10,228  $         (351) $     4,775  $         (277) $    15,003  $         (628)
                                              ===========  ==============  ===========  ==============  ===========  ==============

Equity securities                             $        --  $           --  $        --  $           --  $        --  $           --
                                              ===========  ==============  ===========  ==============  ===========  ==============

                                                  LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                              ---------------------------  ---------------------------  ---------------------------
AS OF DECEMBER 31, 2015                          FAIR        UNREALIZED       FAIR        UNREALIZED       FAIR        UNREALIZED
(IN MILLIONS)                                    VALUE         LOSSES         VALUE         LOSSES         VALUE         LOSSES
--------------------------------------------  -----------  --------------  -----------  --------------  -----------  --------------
AFS fixed maturity securities:
  U.S. Treasury securities and
    U.S. government and agency securities     $        69  $           (2) $        --  $           --  $        69  $           (2)
  States and political subdivision
    securities                                        497             (27)          --              --          497             (27)
  Foreign government securities                       126              (8)          --              --          126              (8)
  Corporate fixed maturity securities               6,057            (453)          96             (35)       6,153            (488)
  Structured securities                             9,015            (349)       1,209             (76)      10,224            (425)
                                              -----------  --------------  -----------  --------------  -----------  --------------
    Total AFS fixed maturity securities       $    15,764  $         (839) $     1,305  $         (111) $    17,069  $         (950)
                                              ===========  ==============  ===========  ==============  ===========  ==============

Equity securities                             $        10  $           (3) $        --  $           --  $        10  $           (3)
                                              ===========  ==============  ===========  ==============  ===========  ==============

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence, widening credit spreads. Credit concerns are likely to play a larger role in the unrealized losses on below investment grade securities. The Company had gross unrealized losses on below investment grade AFS fixed maturity securities of $290 million and $349 million as of December 31, 2016 and 2015, respectively. The single largest unrealized loss on AFS fixed maturity securities was $5 million and $9 million at December 31, 2016 and 2015, respectively. The Company had 3,044 and 3,592 securities in an unrealized loss position as of December 31, 2016 and 2015, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2016 and 2015, AFS fixed maturity securities in an unrealized loss position for over 12 months consisted of 772 and 241 debt securities, respectively. There were no equity securities in an unrealized loss position for over 12 months as of December 31, 2016 and 2015, respectively. These debt securities primarily relate to corporate fixed maturity securities, residential mortgage backed and other asset-backed securities, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For securities with significant declines, individual security level analysis was performed utilizing underlying collateral default expectations, market data and industry analyst reports.

OTHER-THAN-TEMPORARY IMPAIRMENTS

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in net realized investment gains in the Consolidated Statements of Operations on fixed maturity and equity securities and other invested assets still held by the Company at December 31, 2016 and 2015 for which a portion of the OTTI losses were recognized in accumulated other comprehensive income (loss) in the Consolidated Balance Sheets:

(IN MILLIONS)                                                                                     2016          2015
--------------------------------------------------------------------------------------------  ------------  ------------
Balance, at beginning of year                                                                 $          9  $          4
  Additions:
    Initial impairments - credit loss OTTI recognized on securities not previously impaired             12            --
    Additional impairments - credit loss OTTI recognized on securities previously impaired               9             5
                                                                                              ------------  ------------
Balance, at end of year                                                                       $         30  $          9
                                                                                              ============  ============

As part of its periodic review of LS for impairment, the Company determined that six LS contracts were impaired and an $11 million impairment was recorded for the year ended December 31, 2016.

The Company monitors economic and regulatory developments that have the potential to impact its business and investment portfolio. The Company invests in governmental bonds, corporate bonds and structured securities which are exposed to interest rate risk. As of December 31, 2016 and 2015, the Company had investments in structured securities with a carrying value of $16.7 billion and $13.9 billion, respectively, or 45% and 44% of total investments, respectively.

MORTGAGE LOANS

The maturity distribution for mortgage loans is as follows:

                                                                       TOTAL MORTGAGE
       YEARS                          RESIDENTIAL      COMMERCIAL          LOANS
       ---------------------------  ---------------  --------------  ------------------
                                                       (IN MILLIONS)
       2017                         $            --  $          278  $              278
       2018                                      --             101                 101
       2019                                       1             209                 210
       2020                                     126             120                 246
       2021                                       1             296                 297
       2022 and thereafter                      705           1,586               2,291
                                    ---------------  --------------  ------------------
         Total                      $           833  $        2,590  $            3,423
                                    ===============  ==============  ==================

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay (with or without prepayment penalties) and loans may be refinanced.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The following tables present the Company's mortgage loans by geographic region and property type:

       CARRYING VALUE AS OF DECEMBER 31,
       (IN MILLIONS)                                 2016          2015
       ----------------------------------------  ------------  ------------
       Pacific                                   $        793  $        649
       South Atlantic                                     656           456
       West South Central                                 397           307
       East North Central                                 255           183
       Middle Atlantic                                    424           290
       Mountain                                           293           188
       New England                                        150            91
       East South Central                                 124            78
       West North Central                                  83            74
       Other regions                                      248           278
                                                 ------------  ------------
         Total by geographic region              $      3,423  $      2,594
                                                 ============  ============

       CARRYING VALUE AS OF DECEMBER 31,
       (IN MILLIONS)                                 2016          2015
       ----------------------------------------  ------------  ------------
       Office building                           $        709  $        555
       Retail                                             472           514
       Residential                                        910           513
       Apartment                                          564           500
       Warehouse                                          260           131
       Industrial                                         329           263
       Other property types                               179           118
                                                 ------------  ------------
         Total by property type                  $      3,423  $      2,594
                                                 ============  ============

ALLOWANCE FOR LOAN AND LEASE LOSSES

The Company evaluates all of its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears as of December 31, 2016 or 2015. The Company did not have any ALLL as of December 31, 2016. The Company's ALLL was $2 million as of December 31, 2015.

Changes in ALLL are summarized below:

       FOR THE YEARS ENDED DECEMBER 31,
       (IN MILLIONS)                                 2016          2015
       ----------------------------------------  ------------  ------------
       Balance, at beginning of period           $          2  $          3
         Additions                                         --            --
         Deductions                                        (2)           (1)
                                                 ------------  ------------
       Balance, at end of period                 $         --  $          2
                                                 ============  ============

None of the mortgage loans were non-income producing for the years ended December 31, 2016 and 2015.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

LOAN-TO-VALUE RATIO ON COMMERCIAL MORTGAGE LOANS

The following summarizes the Company's loan-to-value ratios for its commercial mortgage loans as of December 31, 2016:

                                                                                            PERCENTAGE OF
       LOAN-TO-VALUE                                                                          COMMERCIAL
       (IN MILLIONS, EXCEPT PERCENTAGE OF COMMERCIAL MORTGAGE LOANS)      CARRYING VALUE    MORTGAGE LOANS
       ----------------------------------------------------------------  ----------------  ----------------
       70% and less                                                      $          2,140                83%
       71% - 90%                                                                      450                17%
                                                                         ----------------  ----------------
         Total commercial mortgage loans                                 $          2,590               100%
                                                                         ================  ================

The mortgage loans balance reported in the Consolidated Balance Sheets includes these commercial mortgage loans along with its $833 million investment in residential mortgage loans.

Changing economic conditions affect the Company's valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events or have deteriorating credits.

OTHER INVESTED ASSETS

Other invested assets consist of the following:

       AS OF DECEMBER 31,
       (IN MILLIONS)                                                               2016          2015
       ----------------------------------------------------------------------  ------------  ------------
       Joint ventures, limited partnerships and limited liability companies:
         Real estate-related                                                   $        146  $         37
         Non-real estate-related                                                         83            99
         Tax credit and renewable energy related                                         65            37
       Federal Home Loan Bank                                                            67            38
       Other                                                                            318           342
                                                                               ------------  ------------
         Total other invested assets                                           $        679  $        553
                                                                               ============  ============

The total amount of other invested assets accounted for using the equity method of accounting was $169 million and $118 million at December 31, 2016 and 2015, respectively. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $318 million at December 31, 2016.

VARIABLE INTEREST ENTITIES

As the primary beneficiary, the following VIEs are consolidated in the Company's results: ARC Railcar, Infinity Transportation, Infinity Aviation and ARC Finance.

ARC Railcar, Infinity Transportation and Infinity Aviation (collectively, "Transportation and Aviation") were formed for the sole purpose of acquiring and leasing the railroad and aviation assets. Transportation and Aviation's assets are included in other assets in the Consolidated Balance Sheets.

ARC Finance was formed for the sole purpose of issuing notes backed by the cash flows of the underlying LS and single premium immediate annuity ("SPIA") assets. ARC Finance's assets are included in other invested assets in the Consolidated Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the total assets and liabilities of Transportation and Aviation and ARC Finance as of December 31, 2016 and 2015:

                                                    2016                              2015
                                     ---------------------------------  --------------------------------
       (IN MILLIONS)                      ASSETS         LIABILITIES        ASSETS         LIABILITIES
       ----------------------------  ----------------  ---------------  ---------------  ---------------
       Transportation and Aviation   $             75  $             1  $            66  $             1
       ARC Finance                                285               26              319               25
                                     ----------------  ---------------  ---------------  ---------------
         Total                       $            360  $            27  $           385  $            26
                                     ================  ===============  ===============  ===============

The Company's investments in the LS assets noted above are accounted for under the investment method.

The following table presents additional information regarding the LS investments and their expected duration at December 31, 2016:

       YEARS                                           NUMBER OF         EXPECTED         DEATH BENEFIT
       (IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)       CONTRACTS         CASH FLOW            PAYOUT
       -------------------------------------------  ---------------  -----------------  -----------------
       2017 to 2019                                               4  $               9  $              12
       2020                                                      13                 74                 22
       2021 and thereafter                                      133                291                451
                                                    ---------------  -----------------  -----------------
         Total                                                  150  $             374  $             485
                                                    ===============  =================  =================

At December 31, 2016, the anticipated life insurance premiums required to keep the LS contracts in-force are $38 million in 2017 through 2019 and $13 million in 2020 and 2021, respectively. The anticipated LS premium payments are expected to be primarily funded by incoming SPIA payments tied to the same reference lives.

FEDERAL HOME LOAN BANK INVESTMENT AND FUNDING AGREEMENTS

Certain of the Company's subsidiaries are members of regional banks in the Federal Home Loan Bank ("FHLB") system. FHLB common stock is carried at cost and is included in other invested assets in the Consolidated Balance Sheets. These subsidiaries have also entered into funding agreements with their respective FHLB banks. The funding agreements issued to the applicable FHLB banks are in exchange for cash and the FHLB banks have been granted a lien on certain assets, some of which are in custody at the respective FHLB bank. The liabilities for the funding agreements are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Information related to the FHLB investment and funding agreements are as follows:

                                INVESTMENT IN
                                COMMON STOCK             LIABILITIES             COLLATERAL
       AS OF DECEMBER 31,  ----------------------  ----------------------  ----------------------
       (IN MILLIONS)          2016        2015        2016        2015        2016        2015
       ------------------  ----------  ----------  ----------  ----------  ----------  ----------
       FHLB Des Moines     $       26  $       21  $      250  $      300  $      491  $      461
       FHLB Indianapolis           41          17         920         370       1,515         751
                           ----------  ----------  ----------  ----------  ----------  ----------
         Total             $       67  $       38  $    1,170  $      670  $    2,006  $    1,212
                           ==========  ==========  ==========  ==========  ==========  ==========

REPURCHASE AGREEMENT TRANSACTIONS

The Company participates in third-party repurchase agreements. The notional value as of December 31, 2016 and 2015 was approximately $113 million and $402 million, respectively. The Company posted $120 million and $409 million in fixed maturity securities as collateral for these transactions as of December 31, 2016 and 2015, respectively. The Company accounts for these transactions as secured borrowings.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The gross obligation for repurchase agreements is reported in securities sold under agreements to repurchase in the Consolidated Balance Sheets. The gross obligations by class of collateral pledged for repurchase agreements accounted for as secured borrowings as of December 31, 2016 and 2015 are presented in the following tables:

       AS OF DECEMBER 31, 2016                         LESS THAN                       GREATER THAN
       (IN MILLIONS)                  OVERNIGHT         30 DAYS       30 - 90 DAYS        90 DAYS          TOTAL
       --------------------------   -------------   ---------------  --------------   --------------  ---------------
       Corporate securities         $          --   $           113  $           --   $           --  $           113
                                    -------------   ---------------  --------------   --------------  ---------------
         Total borrowing            $          --   $           113  $           --   $           --  $           113
                                    =============   ===============  ==============   ==============  ===============

       AS OF DECEMBER 31, 2015                         LESS THAN                       GREATER THAN
       (IN MILLIONS)                  OVERNIGHT         30 DAYS       30 - 90 DAYS        90 DAYS          TOTAL
       --------------------------   -------------   ---------------  --------------   --------------  ---------------
       Corporate securities         $         107   $            --  $           61   $          234  $           402
                                    -------------   ---------------  --------------   --------------  ---------------
         Total borrowing            $         107   $            --  $           61   $          234  $           402
                                    =============   ===============  ==============   ==============  ===============

OTHER

The Company had one investment of $214 million with a fair value that exceeded 10% of shareholders' equity at December 31, 2016. The Company had no concentration of investments at fair value that exceeded 10% of shareholders' equity at December 31, 2015.

6. DERIVATIVE INSTRUMENTS

The Company's derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company offers a variety of products which are exposed to market risk, such as IUL, FIA and VA. The hedge programs are designed to protect against increases in insurance liabilities from the insurance products offered, which may result from impacts of market conditions. In addition, the Company invests in exchange-traded futures and options as part of its overall diversification and total return objectives.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange-traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. Currency swaps and forwards are purchased by the Company to reduce risk from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds. These foreign currency derivatives are designated as effective fair value hedges. The Company also entered into a series of inflation swaps to hedge the inflation risk associated with inflation-indexed preneed policies. Within the swap structure the Company has agreed to pay fixed rate in return for floating CPI.

The Company attempts to mitigate the risk of loss due to ineffectiveness under these derivative investments through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of non-performance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these options have been purchased from nationally recognized financial institutions with a Moody's/S&P investment-grade credit rating or higher. Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco and FwH basis. An embedded derivative exists because the arrangement exposes the reinsurer to third-party credit risk.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The fair value of the derivative assets and liabilities were as follows:

       AS OF DECEMBER 31, 2016                                    DERIVATIVE          DERIVATIVE
       (IN MILLIONS)                                                ASSETS           LIABILITIES
       -----------------------------------------------------  ------------------  -----------------
       Derivative contracts:
         Interest rate contracts                              $              116  $              24
           Equity market contracts                                           485                 --
           Foreign currency contracts                                         12                 --
           Embedded derivative - modco loans                                  83                 --
           Embedded derivative - funds withheld                               63                182
                                                              ------------------
             Fair value included within total assets          $              759
                                                              ==================
           Embedded derivative - IUL products                                                   573
           Embedded derivative - annuity products                                               279
                                                                                  -----------------
             Fair value included within total liabilities                         $           1,058
                                                                                  =================

       AS OF DECEMBER 31, 2015                                    DERIVATIVE          DERIVATIVE
       (IN MILLIONS)                                                ASSETS           LIABILITIES
       -----------------------------------------------------  ------------------  -----------------
       Derivative contracts:
         Interest rate contracts                              $               59  $              --
           Equity market contracts                                           227                 --
           Foreign currency contracts                                         16                 --
           Embedded derivative - modco loans                                  31                 --
           Embedded derivative - funds withheld                               84                 --
                                                              ------------------
             Fair value included within total assets          $              417
                                                              ==================
           Embedded derivative - IUL products                                                   587
           Embedded derivative - annuity products                                               255
                                                                                  -----------------
             Fair value included within total liabilities                         $             842
                                                                                  =================

The amounts of derivative gains and losses recognized for the years ended December 31, 2016, 2015 and 2014 are reported in the Consolidated Statements of Operations as follows:

    DERIVATIVE CONTRACTS NOT DESIGNATED AS HEDGES
    (IN MILLIONS)                                                        2016          2015          2014
    ---------------------------------------------------------------  ------------  ------------  ------------
    Benefits, Losses and Expenses
      OTC CPI Swaps                                                  $         (2) $          4  $         11
      Equity and fixed income futures                                          53           114          (124)
      Currency swaps                                                           --            (1)           --
      Listed equity index options                                              20            (4)          (11)
      OTC equity index options                                               (123)          107          (298)
      Interest rate swaptions                                                  --            (5)           42
      OTC total return swaps                                                   (2)           (2)            1
      Embedded derivatives                                                     98          (268)          (42)
                                                                     ------------  ------------- ------------
        Total included in (gains) losses on derivative instruments   $         44  $        (55) $       (421)
                                                                     ============  ============= ============

    DERIVATIVE CONTRACTS DESIGNATED AS HEDGES
    (IN MILLIONS)                                                        2016          2015          2014
    ---------------------------------------------------------------  ------------  ------------  ------------
    Revenues
      Equity and fixed income futures                                $         --  $         --  $         27
      Foreign currency forwards                                                 1            (1)           (1)
                                                                     ------------  ------------  ------------
        Total included in net realized investment gains              $          1  $         (1) $         26
                                                                     ============  ============  ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7. INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

NII is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which are changed due to expectations in projected cash flows, dividend income from common and preferred stock, gains and losses on securities measured at fair value and earnings from investments accounted for under equity method accounting.

The components of NII were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2016               2015                2014
-------------------------------------------------------------------------  ----------------   ----------------   -----------------
(IN MILLIONS)
Fixed maturity securities - interest and other income                      $          1,469   $          1,268   $           1,095
Equity securities - dividends and other income                                            1                  1                  --
Mortgage loans                                                                          151                 87                  65
Policy loans                                                                             43                 44                  44
Limited partnership income                                                               24                 12                  --
Short term and other investment income                                                    8                 11                  --
Other                                                                                    --                 --                   1
                                                                           ----------------   ----------------   -----------------
   Gross investment income                                                            1,696              1,423               1,205
      Less: investment expenses                                                          24                 25                  31
                                                                           ----------------   ----------------   -----------------
   Net investment income                                                   $          1,672   $          1,398   $           1,174
                                                                           ================   ================   =================

The Company had no fixed maturity securities on non-accrual status at December 31, 2016, 2015 or 2014. The Company had no fixed maturity securities which were non-income producing at December 31, 2016, 2015 or 2014.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized gains (losses) on investments were as follows:

                 FOR THE YEARS ENDED DECEMBER 31,             2016          2015          2014
                 ---------------------------------------  ------------  ------------  ------------
                 (IN MILLIONS)
                 AFS fixed maturity securities            $         34  $         76  $        174
                 Trading fixed maturity  and equity
                    securities                                      --            27             1
                 Other investments                                   1            --           (22)
                 OTTI                                              (21)           (5)           --
                                                          ------------  ------------  ------------
                    Net realized investment gains         $         14  $         98  $        153
                                                          ============   ============ ============

The proceeds from voluntary sales and the gross realized gains and losses on those sales of AFS fixed maturity securities were as follows:

                 FOR THE YEARS ENDED DECEMBER 31,             2016          2015          2014
                 ---------------------------------------  ------------  ------------  ------------
                 (IN MILLIONS)
                 Fixed maturity securities:
                    Proceeds from voluntary sales         $      7,305  $      7,483  $      6,756
                    Gross gains                           $        227  $        188  $        123
                    Gross losses                          $       (199) $       (114) $        (31)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1: Inputs are unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2: Inputs to valuation techniques are observable either directly or indirectly.

Level 3: One or more inputs to valuation techniques are significant and unobservable.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following tables represent the Company's hierarchy for its financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

AS OF DECEMBER 31, 2016                                      LEVEL 1            LEVEL 2            LEVEL 3         TOTAL
------------------------------------------------------  ----------------  ----------------  ----------------  ----------------
(IN MILLIONS)
Financial Assets:
   AFS fixed maturity securities
   U.S. Treasury, government and agency securities      $            130  $            113   $            --  $            243
   States and political subdivision securities                        --             1,826                --             1,826
   Foreign government securities                                      --               132                --               132
   Corporate fixed maturity securities                                --            13,270               394            13,664
   Preferred stocks                                                   --                10                 5                15
   Structured securities                                              --            16,264               426            16,690
                                                        ----------------  ----------------  ----------------  ----------------
      Total AFS fixed maturity securities                            130            31,615               825            32,570
                                                        ----------------  ----------------  ----------------  ----------------
   Equity securities                                                  56                --                90               146
   Cash and cash equivalents                                       1,110                --                --             1,110
   Reinsurance recoverable                                            --             1,611                --             1,611
   Derivative instruments receivable:
      Interest rate contracts                                         46                70                --               116
      Equity market contracts                                         73               412                --               485
      Currency contracts                                              --                12                --                12
      Embedded derivative - modco loans                               --                --                83                83
      Embedded derivative - funds withheld                            --                --                63                63
                                                        ----------------  ----------------  ----------------  ----------------
         Total derivative instruments receivable                     119               494               146               759
                                                        ----------------  ----------------  ----------------  ----------------
   Separate account assets                                         5,618                --                --             5,618
                                                        ----------------  ----------------  ----------------  ----------------
            Total financial assets at fair value        $          7,033  $         33,720   $         1,061  $         41,814
                                                        ================  ================  ================  ================
Financial Liabilities:
   Policyholder liabilities                             $             --  $             --   $           324  $            324
   FAFLIC Closed Block policy liabilities                             --                --               574               574
   ILICO Closed Block policy liabilities                              --                --               778               778
   Amerus Closed Block policy liabilities                             --                --                67                67
Derivative instruments payable                                        --                24                --                24
Embedded derivative - funds withheld                                  --                --               182               182
   Embedded derivative - IUL products                                 --                --               573               573
   Embedded derivative - annuity products                             --                --               279               279
                                                        ----------------  ----------------  ----------------  ----------------
            Total financial liabilities at fair value   $             --  $             24   $         2,777  $          2,801
                                                        ================  ================  ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


AS OF DECEMBER 31, 2015                                    LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------- --------------- ---------------- --------------- -----------
(IN MILLIONS)
Financial Assets:
   AFS fixed maturity securities
   U.S. Treasury, government and agency securities       $      95       $      138       $         -     $       233
   States and political subdivision securities                   -            1,852                 -           1,852
   Foreign government securities                                 -              140                 -             140
   Corporate fixed maturity securities                           -           11,277               347          11,624
   Preferred stocks                                              -               10                 -              10
   Structured securities                                         -           12,799             1,125          13,924
                                                         --------------- ---------------- --------------- -----------
      Total AFS fixed maturity securities                       95           26,216             1,472          27,783
                                                         --------------- ---------------- --------------- -----------
   Equity securities                                             -                4                55              59
   Cash and cash equivalents                                 1,249                -                 -           1,249
   Reinsurance recoverable                                       -            1,573                 -           1,573
   Derivative instruments receivable:
      Interest rate contracts                                   15               44                 -              59
      Equity market contracts                                   56              171                 -             227
      Currency contracts                                         -               16                 -              16
      Embedded derivative - modco loans                          -                -                31              31
      Embedded derivative - funds withheld                       -                -                84              84
                                                         --------------- ---------------- --------------- -----------
         Total derivative instruments receivable                71              231               115             417
                                                         --------------- ---------------- --------------- -----------
   Separate account assets                                   5,469               -                  -           5,469
                                                         --------------- ---------------- --------------- -----------
            Total financial assets at fair value         $   6,884       $   28,024       $     1,642     $    36,550
                                                         =============== ================ =============== ===========
Financial Liabilities:
   Policyholder liabilities                              $       -       $        -       $       316     $       316
   FAFLIC Closed Block policy liabilities                        -              580                 -             580
   ILICO Closed Block policy liabilities                         -              781                 -             781
   Amerus Closed Block policy liabilities                        -                -                75              75
   Embedded derivative - IUL products                            -                -               587             587
   Embedded derivative - annuity products                        -                -               255             255
                                                         --------------- ---------------- --------------- -----------
            Total financial liabilities at fair value    $       -       $    1,361       $     1,233     $     2,594
                                                         =============== ================ =============== ===========

CASH INSTRUMENTS

The Company's cash instruments are generally classified within Level 1 or Level 2, except for insurance liabilities which are classified within Level 3.

LEVEL 1 - CASH INSTRUMENTS

Level 1 cash instruments include U.S. Treasury, government and agency securities, foreign government securities, short-term money market securities and mutual funds held in separate accounts. Level 1 instruments are valued using quoted market prices for identical unrestricted instruments in active markets.

LEVEL 2 - CASH INSTRUMENTS

Level 2 cash instruments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 cash instruments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 instruments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


LEVEL 3 - CASH INSTRUMENTS

Level 3 cash instruments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of instrument.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE CONTRACTS

LEVEL 1 - DERIVATIVE CONTRACTS

Level 1 derivatives include exchange-traded futures and options as they are actively traded and are valued at their quoted market price.

LEVEL 2 - DERIVATIVE CONTRACTS

Level 2 derivatives include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative contracts are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

INTEREST RATE DERIVATIVES

Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Interbank Offered Rate ("LIBOR") basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

FOREIGN CURRENCY DERIVATIVES

Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally transparent.

EQUITY MARKET DERIVATIVES

Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

CREDIT DERIVATIVES

Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

LEVEL 3 - DERIVATIVE CONTRACTS

Level 3 derivatives include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as explained in detail below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


FAIR VALUE OF OTHER ASSETS AND LIABILITIES

SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective financial instruments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities as of December 31, 2016 and 2015:

------------------------------------------------------------------------------------------------------------------------------------
                                                         AS OF DECEMBER 31, 2016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RANGE OF SIGNIFICANT
      LEVEL 3                   LEVEL 3 ASSETS  VALUATION TECHNIQUES AND SIGNIFICANT                        UNOBSERVABLE INPUTS
   FINANCIAL ASSETS             (IN MILLIONS)         UNOBSERVABLE INPUTS                               (WEIGHTED AVERAGE ("WA"))
------------------------------------------------------------------------------------------------------------------------------------
Corporate fixed                 $394            Consensus pricing - liquidity premium                  $90.5 to $91.5 (WA $91)
maturity securities                             Consensus pricing - spreads                            2.15% to 2.73% (WA 2.46%)
                                                Market pricing - quoted prices                         $0 to $100 (WA $99.99)
                                                Matrix pricing - issuer credit curve adjustments       2.50% to 2.57% (WA 2.53%)
                                                Matrix pricing - liquidity premium                     $84 to $116.73 (WA $100.41)
                                                Non-binding broker quote                               $89 to $100 (WA $89)
------------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                $5              Market pricing - quoted prices                         $99.5 to $100.5 (WA $100)
------------------------------------------------------------------------------------------------------------------------------------
Structured securities           $426            Consensus pricing - spreads                            2.51% to 4.66% (WA 3.19%)
                                                Market pricing - quoted prices                         $0 to $100 (WA $100)
                                                Matrix pricing - liquidity premiums                    $92 to $93 (WA $92.5)
                                                Non-binding broker quote                               $70.53 to $99.50 (WA $97.40)
------------------------------------------------------------------------------------------------------------------------------------
Equity securities               $90             Net asset value                                        $1 to $1,193 (WA $652.12)
                                                Non-binding broker quote                               $98.25 to $99.25 (WA $98.75)
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -           $83             Discounted cash flow                                   Discounted cash flow rate
modco loans                                      -  Duration/weighted average life                     -  0.20 to 33 (WA 9.55)
                                                 -  Contractholder persistency                         -  5.02% to 8.13% (WA 7.35%)
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -           $63             Discounted cash flow                                   Discounted cash flow
funds withheld                                   -  Duration/weighted average life                     -  0.04 to 33 (WA  8.59)
                                                 -  Contractholder persistency                         -  3.77% to 14.22% (WA 6.08%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         AS OF DECEMBER 31, 2015
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RANGE OF SIGNIFICANT
      LEVEL 3                   LEVEL 3 ASSETS  VALUATION TECHNIQUES AND SIGNIFICANT                        UNOBSERVABLE INPUTS
   FINANCIAL ASSETS             (IN MILLIONS)         UNOBSERVABLE INPUTS                               (WEIGHTED AVERAGE ("WA"))(1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Corporate fixed                 $347            Discounted cash flow rate                              Discounted cash flow rate
maturity securities                                                                                     -  4.17% to 4.49% (WA 4.33%)

                                                Broker quotes                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Structured securities           $1,125          Broker quotes                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity securities               $55             Broker quotes                                          N/A
                                                Net asset value                                        N/A
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -           $31             Discounted cash flow rate                              Discounted cash flow rate
modco loans                                      -  Duration/weighted average life                      -  0.25 to 24.31 (WA 7.6)
                                                 -  Contractholder persistency                          -  5.21% to 8.12% (WA 7.45%)
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -           $84             Discounted cash flow rate                              Discounted cash flow rate
funds withheld                                   -  Duration/weighted average life                     -  0.25 to 24.31 (WA 9.1)
                                                 -  Contractholder persistency                         -  5.21% to 12.84% (WA 8.59%)
------------------------------------------------------------------------------------------------------------------------------------


(1) The range of significant unobservable inputs for level 3 assets valued based on non-binding independent third party valuations or third party price information are not reasonably available to the Company on the valuation techniques and significant unobservable inputs which are indicated as N/A.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
                                                     AS OF DECEMBER 31, 2016
------------------------------------------------------------------------------------------------------------------------------------
                               LEVEL 3                                                                  RANGE OF SIGNIFICANT
      LEVEL 3 FINANCIAL      LIABILITIES            VALUATION TECHNIQUES AND SIGNIFICANT                 UNOBSERVABLE INPUTS
         LIABILITIES        (IN MILLIONS)                    UNOBSERVABLE INPUTS                      (WEIGHTED AVERAGE ("WA"))
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Policyholder liabilities    $324            Present value of best estimate liability cash flows.   The WA risk margin is 0.09%.
                                            Unobservable inputs include a market participant view
                                            of the risk margin included in the discount rate which
                                            reflects the riskiness of the cash flows.

                                            Policyholder behavior is also a significant            Lapse rate is 1.0% to 15%
                                            unobservable input, including lapse, surrender, and    Surrender rate is 1.1% to 1.9%
                                            mortality.                                             Mortality rate is 0.3% to 12.2%
------------------------------------------------------------------------------------------------------------------------------------
FAFLIC Closed Block         $574            Present value of expenses paid from the open block     The average expense assumption is
policy liabilities                          plus the cost of capital held in support of the        $25 per policy increased by
                                            liabilities.                                           inflation.

                                            Unobservable inputs are a market participant's view    The risk margin is 0.09% of the
                                            of the expenses, a risk margin on the uncertainty of   liability. The cost of capital
                                            the level of expenses, and a cost of capital on the    is 3.7%.
                                            capital held in support of the liabilities.

                                            Discounted cash flows                                  Discounted cash flows
                                             -  Mortality rate                                      -  3.0% to 9.0%
                                             -  Surrender rate                                      -  2.5% to 3.5%
------------------------------------------------------------------------------------------------------------------------------------
ILICO Closed Block          $778            Present value of expenses paid from the open block     The average expense assumption
policy liabilities                          plus the cost of capital held in support of the        is $19 per policy increased by
                                            liabilities.                                            inflation.

                                            Unobservable inputs are a market participant's view    The risk margin is 9.42% of the
                                            of the expenses, a risk margin on the uncertainty      liability. The cost of capital
                                            of the level of expenses, and a cost of capital on     is 13.8%.
                                            the capital held in support of the liabilities.
------------------------------------------------------------------------------------------------------------------------------------
Amerus Closed Block         $67             Present value of expenses paid from the open block     The average expense assumption
policy liabilities                          plus the cost of capital held in support of the        is $73 per policy increased
                                            liabilities.                                           by inflation.

                                            Unobservable inputs are a market participant's view    The risk margin is 9.42% of
                                            of the expenses, a risk margin on the uncertainty      the liability. The cost of
                                            of the level of expenses, and a cost of capital on     capital is 13.8%.
                                            the capital held in support of the liabilities.
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -       $182            Discounted cash flows                                  Discounted cash flow rate
funds withheld                               -  Duration/weighted average life                      -  0.04 to 33 (WA 8.59)
                                             -  Contractholder persistency                          -  3.77% to 14.22% (WA 6.08%)
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -       $573            Policy persistency is a significant unobservable       Lapse rate is 5%.
IUL products                                input.
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -       $279            Policyholder behavior is a significant unobservable    Utilization WA 3.32%
annuity products                            input, including utilization and lapse.                Lapse WA 3.60%
------------------------------------------------------------------------------------------------------------------------------------

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
                                                     AS OF DECEMBER 31, 2015
------------------------------------------------------------------------------------------------------------------------------------
                               LEVEL 3                                                                  RANGE OF SIGNIFICANT
      LEVEL 3 FINANCIAL      LIABILITIES            VALUATION TECHNIQUES AND SIGNIFICANT                 UNOBSERVABLE INPUTS
         LIABILITIES        (IN MILLIONS)                    UNOBSERVABLE INPUTS                      (WEIGHTED AVERAGE ("WA"))
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Policyholder liabilities    $316            Present value of best estimate liability cash flows.   The WA risk margin is 0.09%.
                                            Unobservable inputs include a market participant view
                                            of the risk margin included in the discount rate
                                            which reflects the riskiness of the cash flows.
------------------------------------------------------------------------------------------------------------------------------------
Amerus Closed Block         $75             Present value of expenses paid from the open block     The average expense assumption
policy liabilities                          plus the cost of capital held in support of the        is $72 per policy increased by
                                            liabilities.  Unobservable inputs are a market         inflation.
                                            participant's view of the expenses, a risk margin
                                            on the uncertainty of the level of expenses, and a     The risk margin is 9.42% of the
                                            cost of capital on the capital held in support of      liability.  The cost of
                                            the liabilities.                                       capital is 13.8%.
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -       $587            Policy persistency is a significant unobservable       Lapse rate is 2.5%.
IUL products                                input.
------------------------------------------------------------------------------------------------------------------------------------
Embedded derivative -       $255            Policyholder behavior is a significant unobservable    Utilization WA 3.31%.
annuity products                            input including utilization and lapse.                 Lapse WA 3.78%.
------------------------------------------------------------------------------------------------------------------------------------

TRANSFERS INTO OR OUT OF LEVEL 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS



The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the years ended December 31, 2016 and 2015. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as of December 31, 2016 and 2015:




                                                                               NET
                                                                           UNREALIZED
                                                                             GAINS/
                                                                             LOSSES
                                                                           RELATING TO
                                                                           INSTRUMENTS                        NET
                                             BALANCE,          NET        STILL HELD AT                    TRANSFERS
                                                AT          REALIZED          THE              NET         IN AND/OR      BALANCE,
                                            BEGINNING        GAINS/         REPORTING     SETTLEMENTS/      OUT OF         AT END
YEAR ENDED DECEMBER 31, 2016                 OF YEAR         LOSSES           DATE          PURCHASES       LEVEL 3       OF YEAR
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets:
   Corporate fixed maturity securities     $     347   $        -        $       (46)    $       156    $        (63)   $       394
   Preferred stocks                                -            -                  -               5               -              5
   Structured securities                       1,125          (2)                (41)            (74)           (582)           426
   Equity securities                              55            -                  -              35               -             90
   Embedded derivative - modco loans              31            -                 52               -               -             83
   Embedded derivative - funds withheld           84            -                (21)              -               -             63
                                           -----------------------------------------------------------------------------------------
      Total financial assets               $   1,642   $      (2)       $        (56)    $       122    $       (645)   $     1,061
                                           =========================================================================================
Financial Liabilities:
   Policyholder liabilities                $     316   $        -       $          8     $         -    $          -    $       324
   FAFLIC Closed Block policy liabilities          -            -                 (6)              -             580            574
   ILICO Closed Block policy liabilities           -            -                 (3)              -             781            778
   Amerus Closed Block policy liabilities         75            -                 (8)              -               -             67
   Embedded derivative - funds withheld            -            -                182               -               -            182
   Embedded derivative - IUL products            587            -                335            (349)              -            573
   Embedded derivative - annuity products        255            -                (40)             64               -            279
                                           -----------------------------------------------------------------------------------------
      Total financial liabilities          $   1,233   $        -       $        468     $      (285)   $      1,361    $     2,777
                                           =========================================================================================


                                                                               NET
                                                                           UNREALIZED
                                                                             GAINS/
                                                                             LOSSES
                                                                           RELATING TO
                                                                           INSTRUMENTS                        NET
                                             BALANCE,          NET        STILL HELD AT                    TRANSFERS
                                                AT          REALIZED          THE              NET         IN AND/OR      BALANCE,
                                            BEGINNING        GAINS/         REPORTING     SETTLEMENTS/      OUT OF         AT END
YEAR ENDED DECEMBER 31, 2015                 OF YEAR         LOSSES           DATE          PURCHASES       LEVEL 3       OF YEAR
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets:
   Corporate fixed maturity securities     $      44   $        -       $         (5)    $       196    $        112    $       347
   Structured securities                           -            -                 (9)            935             199          1,125
   Equity securities                              16            -                 11              19               9             55
   Embedded derivative - modco loans              67            -                (36)              -               -             31
   Embedded derivative - funds withheld            -            -                 84               -               -             84
                                           -----------------------------------------------------------------------------------------
      Total financial assets               $     127   $        -       $         45     $     1,150    $        320    $     1,642
                                           =========================================================================================
Financial Liabilities:
   Policyholder liabilities                $   1,665   $        -       $        (18)    $         6    $     (1,337)   $       316
   FAFLIC Closed Block policy liabilities        655           19                  -               -            (674)             -
   ILICO Closed Block policy liabilities         829            7                  -               -            (836)             -
   Amerus Closed Block policy liabilities         76            -                 (1)              -               -             75
   Embedded derivative - funds withheld          220            -               (220)              -               -              -
   Embedded derivative - IUL products            695            -               (125)             17               -            587
   Embedded derivative - annuity products        220            -                (40)             75               -            255
                                           -----------------------------------------------------------------------------------------
      Total financial liabilities          $   4,360   $       26       $       (404)    $        98    $     (2,847)   $     1,233
                                           =========================================================================================


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following tables present carrying amounts and fair values of the Company's financial instruments which are not carried at fair value as of December 31, 2016 and 2015. All remaining balance sheet amounts (including accrued investment income) excluded from the tables below are not considered financial instruments:



                                                                                        FAIR VALUE HIERARCHY
                                                            CARRYING   --------------------------------------------------   FAIR
AS OF DECEMBER 31, 2016                                      VALUE           LEVEL 1         LEVEL 2         LEVEL 3        VALUE
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets:
   Mortgage loans                                      $       3,423   $         -       $       3,468   $       -       $   3,468
   Policy loans                                                  655             -                   -         762             762
   FHLB                                                           67             -                   -          67              67
   Other invested assets                                         298             -                   -         298             298
   LS and SPIA assets                                            314             -                   -         342             342
                                                       -----------------------------------------------------------------------------
      Total financial assets                           $       4,757   $         -       $       3,468   $   1,469       $   4,937
                                                       =============================================================================
Financial Liabilities:
   Other contractholder deposit funds                  $       3,717   $         -       $       3,693   $       -       $   3,693
   Supplementary contracts without life contingencies             29             -                   -          29              29
   FHLB                                                        1,170             -               1,172           -           1,172
   Notes payable and accrued interest - affiliate                629             -                   -         621             621
   Securities sold under agreements to repurchase                113           113                   -           -             113
                                                       -----------------------------------------------------------------------------
      Total financial liabilities                      $       5,658   $       113       $       4,865   $     650       $   5,628
                                                       =============================================================================



                                                                                        FAIR VALUE HIERARCHY
                                                            CARRYING   --------------------------------------------------   FAIR
AS OF DECEMBER 31, 2015                                      VALUE           LEVEL 1         LEVEL 2         LEVEL 3        VALUE
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets:
   Mortgage loans                                      $       2,594   $         -       $       2,643   $       -       $   2,643
   Policy loans                                                  675             -                   -         784             784
   FHLB                                                           38             -                   -          38              38
   Other invested assets                                         179             -                   7         172             179
   LS and SPIA assets                                            336             -                   -         343             343
                                                       -----------------------------------------------------------------------------
      Total financial assets                           $       3,822   $         -       $       2,650   $   1,337       $   3,987
                                                       =============================================================================
Financial Liabilities:
   Other contractholder deposit funds                  $       4,015   $         -       $       3,986   $       -       $   3,986
   Supplementary contracts without life contingencies             28             -                   -          28              28
   FHLB                                                          670             -               672             -             672
   Notes payable and accrued interest - affiliate                258             -                   -         257             257
   Securities sold under agreements to repurchase                402           402                   -           -             402
                                                       -----------------------------------------------------------------------------
      Total financial liabilities                      $       5,373   $       402       $       4,658   $     285       $   5,345
                                                       =============================================================================

The following methods and assumptions are used to estimate the fair value of each class of financial instruments that are not held at fair value:

MORTGAGE LOANS

The fair value of mortgages and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

OTHER INVESTED ASSETS

Other invested assets consist primarily of investments in LPs and LLCs for which the equity method of accounting is used. The equity method is assumed to approximate fair value for these investments.

FEDERAL HOME LOAN BANK

The fair value of FHLB restricted stock is valued at cost. The Company has both floating rate and fixed rate FHLB liabilities. The carrying value for the floating rate FHLB liability approximates fair value. The fair value of the fixed rate FHLB liabilities is estimated based on the present value of future cash flows discounted at the treasury rate (as of the valuation date) plus a fixed spread.

LIFE SETTLEMENT AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of LS and SPIA assets are obtained by discounting the expected cash flows related to the LS and SPIA assets by the swap rate plus a spread. The spread is calculated at a fixed rate by matching the initial cash flow projections at purchase date with the LS and SPIA purchase price. Expected cash flows include annuity payments received from SPIAs, premiums paid into LS and death benefit payments received on LS.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances. The fair value of other individual contractholder funds represents the present value of future policy benefits.

NOTES PAYABLE AND ACCRUED INTEREST

The fair value of the notes payable and accrued interest is estimated based on expected future cash flows and interest rates.

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participates in third party repurchase agreements. Fair value is estimated based on expected future cash flows and interest rates.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


9.      CLOSED BLOCKS

Summarized financial information of the Company's closed blocks is as follows:

BALANCE SHEETS AS OF DECEMBER 31,                                                                    2016               2015
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Assets
   Policy loans                                                                               $           1       $        1
   Cash and cash equivalents                                                                              9               10
   Deferred income taxes                                                                                 44               30
   Reinsurance recoverable                                                                            1,387            1,366
   Other assets                                                                                          13               14
                                                                                              --------------------------------------
         Total assets                                                                                 1,454            1,421
                                                                                              --------------------------------------
Liabilities
   Policyholder liabilities at fair value                                                             1,330            1,329
   Policyholder dividend obligation at fair value (1)                                                    88               89
   Policyholder dividends payable at fair value (1)                                                      17               20
   Other liabilities                                                                                      7               12
                                                                                              --------------------------------------
         Total liabilities                                                                            1,442            1,450
                                                                                              --------------------------------------
Excess of closed block liabilities over assets designated to the closed blocks and maximum
   future earnings to be recognized from closed block assets and liabilities                  $        (12)       $       29
                                                                                              ======================================

(1) Included within contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.



STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31,                  2016             2015         2014
-----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
   Premiums and other income                                           $        -      $     (1,319)   $         43
   Net investment (expense) income                                              -               (26)            125
   Net realized investment gains (losses)                                       -                26             (16)
                                                                       ------------------------------------------------
      Total revenues                                                            -            (1,319)            152
                                                                       ------------------------------------------------
Benefits and Expenses
   Policyholder benefits                                                       (7)           (1,401)            135
   Other expenses                                                               -                 1               1
                                                                       ------------------------------------------------
      Total benefits and expenses                                              (7)           (1,400)            136
                                                                       ------------------------------------------------
Net contribution from the closed blocks                                         7                81              16

Income tax (benefit) expense                                                  (14)                -              41

                                                                       ------------------------------------------------
Net income                                                             $       21      $         81    $        (25)
                                                                       ================================================

Many expenses related to the closed block operations are charged to operations outside the closed blocks; accordingly, the contributions from the closed blocks does not represent the actual profitability of the closed block operations as those amounts are attributable in accordance with the demutualization agreement.

The closed blocks of business represents policies acquired through acquisition, which were valued at fair value at the acquisition date.

Effective December 1, 2015, the Company entered into coinsurance agreements which ceded substantially all the risk in the FAFLIC and the ILICO Closed Blocks. See Note 13 for additional information.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

10.     INCOME TAXES

PROVISION FOR INCOME TAXES

The tables below present the components of the expense (benefit) for taxes attributable to continuing operations and a reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate.


FOR THE YEARS ENDED DECEMBER 31,                             2016            2015           2014
------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Current income tax expense (benefit)
   Federal                                               $       (18)    $       37      $       92
   State/local                                                     -              2               3
                                                         ---------------------------------------------
      Total current income tax expense (benefit)                 (18)            39              95
                                                         =============================================
Deferred income tax expense (benefit)
   Federal                                                        35            112               3
   State/local                                                     2             (2)             (3)
                                                         ---------------------------------------------
      Total deferred income tax expense (benefit)                 37            110               -
                                                         ---------------------------------------------
         Total income tax expense (benefit)              $        19      $     149     $        95
                                                         =============================================

FOR THE YEARS ENDED DECEMBER 31,                             2016            2015            2014
------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected income tax expense (benefit)                    $        31      $     157     $       103
Addition (reduction) in income tax resulting from:
   Dividend received deduction                                   (10)            (6)             (4)
   Intercompany reinsurance on funds withheld trusts               -             (1)             (2)
   Low income housing tax credits                                 (2)            (2)             (2)
   Prior year taxes                                               (2)             -       -
   State deferred                                                  2              -               -
   Other                                                           -              1               -
                                                         ---------------------------------------------
      Total income tax expense (benefit)                 $        19      $     149     $       95
                                                         =============================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax basis of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS



The table below presents the significant components of deferred tax assets and liabilities.

AS OF DECEMBER 31,                            2016                2015
----------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax assets
   Insurance reserves                       $       394     $       418
   Sec. 848 capitalization                          321             316
   Investments, net                                   -              36
   Loss carryforwards                                14              27
   Ceding commission                                 57              62
   Accrued policyholder dividends                     5               4
   Deferred revenue liability                       307             278
   Goodwill                                          17              18
   Other, net                                        21              5

                                            ---------------------------
      Subtotal deferred tax assets                1,136           1,164
   Valuation allowance                                -               -
                                            ---------------------------
         Total deferred tax assets                1,136           1,164
                                            ---------------------------
Deferred tax liabilities
   VOBA/DAC/URR                                     853             780
   Investments, net                                 125             -
   Fair value adjustment - closed blocks              -               6
   Funds withheld                                     3               5
                                            ---------------------------
      Total deferred tax liabilities                981             791
                                            ---------------------------
         Total deferred tax assets, net     $       155     $       373
                                            ===========================

TAX ATTRIBUTES

As of December 31, 2016 and 2015, the Company did not record any valuation allowance. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2016 the Company has net operating loss carryforwards of $40 million that will expire in 2019 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between the positions taken in a tax return and amounts recognized in the consolidated financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2016 and 2015, the Company did not record a liability related to accounting for uncertainty in income taxes.

STATUS OF OPEN TAX YEARS

The Company and its subsidiaries' federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and when appropriate, provisions are made in the consolidated financial statements in anticipation of the results of these audits. All years subsequent to and including 2011 remain open to examination by the IRS. In 2016, the IRS completed an audit of one of the Company's U.S. domiciled subsidiaries' 2011 to 2013 federal income tax returns; the audit did not result in any material adjustments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS




11.     DIVIDEND RESTRICTIONS AND STATUTORY INFORMATION

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders. These laws could impact the dividend paying ability of the Company's regulated subsidiaries.

Statutory information as filed in the Company's annual statement:

                                                    UNAUDITED        AUDITED
AS OF DECEMBER 31,                                    2016            2015
-----------------------------------------------------------------------------
(IN MILLIONS EXCEPT RISK-BASED CAPITAL RATIO)
Capital and surplus                             $       2,502      $   2,170
Statutory net income                                      105             59
Dividends permitted without permission                    250            217
Company action level risk-based capital ratio             474%           458%


The Company's U.S. domiciled insurance subsidiaries must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula is intended to take into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. All of the Company's U.S. insurance subsidiaries individually exceeded company action level RBC for 2016 and 2015.

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholders' equity reported in accordance with U.S. GAAP primarily because fixed maturity securities are required to be carried at cost or amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

The Company's insurance entities cede certain term and UL insurance statutory reserves to wholly-owned captives on coinsurance and FwH coinsurance bases. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2016 and 2015, the Company's wholly-owned captives assumed statutory reserves of $4.9 billion and $4.5 billion, respectively, from the Company's insurance entities. In the states of Vermont and Iowa, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2016 and 2015, assets admitted under these practices totaled $1.8 billion and $1.6 billion, respectively.

On December 28, 2016, the Company declared and paid a dividend to its parent of $40 million.

12. VALUE OF BUSINESS ACQUIRED, DEFERRED ACQUISITION COSTS, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the VOBA asset:

FOR THE YEARS ENDED DECEMBER 31,                                               2016           2015
-------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Balance, at beginning of year                                            $       922     $       782
   Acquisition/Reinsurance                                                         -               4
   Amortized to expense during the year (1)                                      (67)            (57)
   Adjustment for unrealized investment gains (losses) during the year           (74)            193
                                                                         --------------- --------------
Balance, at end of year                                                  $        781    $       922
                                                                         =============== ==============

(1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Estimated future amortization of VOBA as of December 31, 2016 is as follows:


YEARS                         AMOUNTS
--------------------------------------
                         (IN MILLIONS)
2017                    $       70
2018                            67
2019                            60
2020                            52
2021                            44
2022 and thereafter            488
                        --------------
   Total                $      781
======================================

The following reflects the changes to the DAC asset:

FOR THE YEARS ENDED DECEMBER 31,                                                2016              2015
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Balance, at beginning of year                                              $       1,038     $       517
   Acquisition/Reinsurance                                                             -              25
   Deferral                                                                          387             452
   Amortized to expense during the year (1)                                         (134)            (64)
   Adjustment for unrealized investment gains (losses) during the year               (51)            108
                                                                           ---------------------------------
Balance, at end of year                                                    $       1,240     $     1,038
                                                                           =================================

(1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Operations.

The following reflects the changes to the URR and UFEL:

FOR THE YEARS ENDED DECEMBER 31,                                                 2016            2015
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Balance, at beginning of year                                              $       184     $         7
   Deferral                                                                        126             122
   Amortized to income during the year (1)                                         (35)            (56)
   Adjustment for unrealized investment gains (losses) during the year             (69)            111
                                                                          ----------------------------------
Balance, at end of year                                                    $       206     $       184
                                                                           =================================

(1) These amounts are shown within universal life and investment-type product policy fees in the Consolidated Statements of Operations.

13. REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco, FwH coinsurance, and yearly renewable term basis. Under a coinsurance agreement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality, morbidity, lapses, investment risk or other risks, if any, inherent in the underlying policies and assets. Modco and FwH coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the related investment risk is transferred to the reinsurer.

Effective July 1, 2016, the Company entered into an excess of loss reinsurance agreement with a third party. The business covered under this agreement consists of interest sensitive life, IUL, UL, whole life and term life inforce policies as of June 30, 2016 with an effective date through June 30, 2021. The reinsurance coverage is expected claims from the effective date in excess of 125% with a cap of 205%.

Effective December 31, 2015, the Company entered into an internal reinsurance transaction with its subsidiary, whereby all of the VA business written by FLIC was ceded to the Company, with certain contracts retroceded to Global Atlantic Re Limited ("GA Re"), a Bermuda domiciled company and a wholly-owned indirect subsidiary of GAFG, on a FwH coinsurance, coinsurance, and modco basis. As a result of these transactions, the Company recorded a reinsurance recoverable of $169 million and a FwH payable of $114 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


Effective December 1, 2015, the Company ceded substantially all the policies in the FAFLIC and the ILICO Closed Blocks, through two coinsurance agreements with a third party. As a result of these agreements, the Company transferred $1 billion of trading fixed maturity securities, and recorded a reinsurance recoverable of $1.4 billion. The Company elected the fair value option for the treaties. See Note 9 for additional information.

Effective October 1, 2015, the Company assumed, on a 50% quota share basis, certain deferred annuity contracts, through a coinsurance agreement with a third party. Under this agreement, the Company recorded a deposit liability of $733 million. Concurrent with this agreement, the Company retroceded a portion of this business to GA Re.

In accordance with certain UL, IUL, whole and term life reinsurance agreements with a third party, the Company has initiated assumption reinsurance on eligible policies, beginning in August 2015 and continuing into 2016. As a result of the assumption reinsurance, the affected policies are reported as direct business, rather than assumed business. Eligible policies will continue to be novated in the future. As these novations occur, the affected policies will be reported as direct business.

Effective July 31, 2015, the Company amended two treaties it held with a third party, which resulted in the restructuring of reinsurance on certain UL, IUL and term life policies from FwH coinsurance to coinsurance. As a result of the amendments, $892 million of assets were transferred to the Company. Prior to the amendment, the Company valued the FwH coinsurance treaties under the fair value basis; subsequent to the amendment, the Company valued the treaties in accordance with traditional U.S. GAAP accounting for long-duration policies. The difference in the value of the liabilities under the FwH coinsurance treaties and the liabilities under the coinsurance treaty of $245 million was included in the cost of reinsurance as an intangible asset that will be amortized based on either death benefits in force or the run off of the base policy reserves, depending on product type. The intangible value amortization is included in policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

Effective April 1, 2015, the Company entered into a monthly renewable term agreement with a third party to cede risks associated with certain UL policies issued by Accordia and FAFLIC.

Effective April 1, 2015, the Company assumed, on a coinsurance and modco basis, certain UL and VUL policies from a third party. Under this agreement, the Company recorded a deposit liability of approximately $631 million. Concurrent with this agreement, the Company retroceded this business to GA Re.

Effective January 1, 2015, the Company assumed, through a coinsurance agreement with a third party, certain FA and payout contracts. Under this agreement, the Company recorded a deposit liability of $723 million. Concurrent with this agreement, the Company retroceded a portion of this business to GA Re on a FwH coinsurance basis.

The Company maintains a number of other reinsurance treaties with third parties whereby the Company assumes life, FA, VA, UL and VUL insurance policies on a coinsurance, modco and FwH basis. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

AS OF DECEMBER 31,                                2016              2015
-----------------------------------------------------------------------------
(IN MILLIONS)
Policyholder liabilities:
   Direct                                   $       31,223  $       23,996
   Assumed - non-affiliated                         10,884          12,832
                                            ---------------------------------
      Total policyholder liabilities                42,107          36,828
                                            ---------------------------------
   Ceded - affiliated                               (6,239)         (6,424)
   Ceded - non-affiliated (1)                       (1,917)         (1,875)
                                            ---------------------------------
      Total ceded policyholder liabilities          (8,156)         (8,299)
                                            ---------------------------------
Net policyholder liabilities                $       33,951  $       28,529
                                            =================================

(1) Reported within reinsurance recoverable within the Consolidated Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS




The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for bad debts at December 31, 2016 or 2015.

As of December 31, 2016 and 2015, the Company had $1.7 billion and $1.5 billion of reinsurance receivables, respectively, with two counterparties related to modco and FwH contracts. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

The effects of reinsurance on the Consolidated Statements of Operations were as follows:



FOR THE YEARS ENDED DECEMBER 31,                                            2016         2015             2014
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Premiums:
   Direct                                                            $       146     $       104      $       94
   Assumed - non-affiliated                                                   82             134             131
   Ceded - non-affiliated                                                   (144)         (1,510)            (83)
                                                                     -----------------------------------------------
Net premiums                                                         $        84     $    (1,272)     $      142
                                                                     ===============================================

FOR THE YEARS ENDED DECEMBER 31,                                            2016         2015             2014
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Universal life and investment-type product policy fees:
   Direct                                                            $       734     $       526      $      278
   Assumed - non-affiliated                                                  436             635             686
   Ceded - affiliated                                                       (256)           (153)              -
                                                                     -----------------------------------------------
Net universal life and investment-type product policy fees           $       914     $     1,008      $      964
                                                                     ===============================================

FOR THE YEARS ENDED DECEMBER 31,                                            2016         2015             2014
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Policy benefits, claims and losses and loss adjustment expenses:
   Direct                                                            $     2,474     $     1,218      $      697
   Assumed - non-affiliated                                                 (283)            311           1,876
   Ceded - non-affiliated                                                   (182)         (1,282)           (604)
   Ceded - affiliated                                                       (329)           (311)              -
                                                                     -----------------------------------------------
Net policy benefits, claims and losses and loss adjustment expenses  $     1,680     $       (64)     $    1,969
                                                                     ===============================================


14.     COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:



AS OF DECEMBER 31,                                     2016          2015
-------------------------------------------------------------------------------
(IN MILLIONS)
Transportation and Aviation assets              $       69      $       63
Deferred sales inducements and intangible
   assets                                               55              59
Investments in process                                   1              23
Premiums and other accounts receivables                 61              20
Miscellaneous assets                                    34              65
                                                -------------------------------
   Total other assets                           $      220      $      230
                                                ===============================


The amortization expense of definite life intangible assets was $2 million and $4 million for the years ended December 31, 2016 and 2015, respectively. The indefinite life intangible assets are not subject to amortization. The definite life intangible assets are amortized over a period of 2 to 12 years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS



Accrued expenses and other liabilities consist of the following:



AS OF DECEMBER 31,                                            2016         2015
------------------------------------------------------------------------------------
(IN MILLIONS)
Investment in process of settlement                     $       23      $       83
Accrued employee related expenses                               65              72
Accrued expenses                                                42              42
Accounts and commissions payables                               16              13
Other tax related liabilities                                   13              12
Transportation and Aviation payables                             1               1
SPIA note payable                                               26              25
Miscellaneous accrued expenses and other liabilities           117             124
                                                        --------------------------
      Total accrued expenses and other liabilities      $      303      $      372
                                                        ==========================

Other income consists of the following:

FOR THE YEARS ENDED DECEMBER 31,                        2016         2015         2014
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Lease and other income from Transportation and
   Aviation equipment                             $       14    $       17    $       17
Administrative, marketing and distribution fees           (1)           15             7
Miscellaneous income                                      30            10            19
                                                  --------------------------------------
      Total other income                          $       43    $       42    $       43
                                                  ======================================


Other operating expenses consist of the following:


FOR THE YEARS ENDED DECEMBER 31,                        2016         2015         2014
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Taxes, licenses and fees                          $       24    $       28    $       33
Commission expenses                                       (3)           21            (1)
Administrative and professional services                 113           124           137
Employee related expenses                                153           106           110
Transportation and Aviation expenses                      13            12            11
Miscellaneous operating expenses                         143           135           132
                                                  --------------------------------------
   Total other operating expenses                 $       443   $       426   $      422
                                                  ======================================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


15.     COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain FA, traditional life, UL, IUL, VA and VUL policies. Additionally, the Company is party to a third party professional services agreement regarding the management of aspects of the Company's reinsurance portfolio.

As of December 31, 2016, purchase commitments under agreements with third party administrators and other service providers and lease commitments were as follows:

YEARS                          AMOUNTS
---------------------------------------
                          (IN MILLIONS)
2017                $              31
2018                               30
2019                               24
2020                               21
2021                               20
2022 and thereafter                25
                    -----------------
   Total            $             151
                    =================


CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

In connection with the separation of the Company from GAFG's former parent, Goldman Sachs Group, Inc. (together with its subsidiaries and affiliates, "GS"), GAFG provided certain written assurances (such as the 2013 Keepwell Agreement) to the Commissioner. GAFG agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a RBC ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commissioner by GAFG and terminate in 2018 or at such time as GS owns less than 10% of the voting securities of GAFG.

See Note 2 for information on the DOL.

LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business, a reserve of $1 million has been set up for such matters. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatening lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows.

INDEMNIFICATION AGREEMENTS

Pursuant to an agreement with Athene Annuity and Life Company ("Athene"), the Company has agreed to indemnify Athene for certain third party claims and the Company is maintaining a litigation accrual for the claims. The litigation accrual related to these claims was $1 million and $3 million as of December 31, 2016 and 2015, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


FINANCING ARRANGEMENTS

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $14 million, $14 million, and $13 million for the years ended December 31, 2016, 2015, and 2014 respectively, and are included in other operating expenses in the Consolidated Statements of Operations. As of December 31, 2016 and 2015, the total capacity of the financing arrangements with third parties was $1.8 billion and $1.6 billion, respectively.

There were no outstanding or unpaid balances from the financing arrangements with unaffiliated third parties as of December 31, 2016 or 2015.

16.     RELATED PARTY TRANSACTIONS

In November 2016, the Company entered into an agreement with an affiliated party whereby the Company received $5 million in structuring fees. The fee income received by the Company was a reimbursement for time and expenses incurred by the Company to negotiate the structuring of certain investments with counterparties. The fee was recognized in revenues within the Consolidated Statements of Operations for the year ended December 31, 2016.

The Company has investment management service agreements with Goldman Sachs Asset Management, L.P. ("GSAM"), a related party of GS. GSAM provides investment management services across the Company. The Company recorded expenses for these agreements of $16 million, $19 million and $22 million for the years ended December 31, 2016, 2015 and 2014 respectively, and had $3 million and $5 million payable at December 31, 2016 and 2015, respectively.

During the years ended December 31, 2016, 2015 and 2014, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $241 million, $189 million, and $153 million for the years ended December 31, 2016, 2015, and 2014, respectively, and had $9 million and $21 million payable at December 31, 2016 and 2015, respectively.

The Company has a service agreement with GAFLL which can be terminated by either party upon applicable notice. Under the agreement, the Company recorded expenses related to certain employee compensation plans of $2 million for each of the years ended December 31, 2016, 2015, and 2014, respectively.

During the years ended December 31, 2016, 2015 and 2014, the Company had agreements with GA Re, under which GA Re agreed to pay the Company certain fees for administration of ceded blocks of VA, FA, UL and individual life business. The Company received fee income from GA Re of $26 million, $21 million, and $20 million for the years ended December 31, 2016, 2015, and 2014, respectively, and had $6 million receivable at both December 31, 2016 and 2015.

During the years ended December 31, 2016 and 2015, the Company received certain distribution and administration fees from affiliates under GS. The Company recorded income from these agreements of $3 million, $4 million, and $4 million for the years ended December 31, 2016, 2015, and 2014, respectively, and had $1 million receivable at both December 31, 2016 and 2015.

The Company has entered into several derivative transactions with affiliates, which resulted in expenses of $13 million and $9 million, and income of $53 million for the years ended December 31, 2016, 2015, and 2014, respectively. The Company had affiliated derivatives receivables of $63 million and $84 million for the years ended December 31, 2016 and 2015, respectively. The Company had affiliated derivative payables of $182 million and $84 million for the years ended December 31, 2016 and 2015, respectively.

The Company has entered into transactions with affiliates to purchase fixed maturity securities totaling $36 million for the year ended December 31, 2014. These transactions were recorded at fair value. There were no outstanding receivables at December 31, 2016 or 2015 related to these transactions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS



17.     NOTES PAYABLE AND ACCRUED INTEREST

Notes payable and accrued interest was comprised of the following:

AS OF DECEMBER 31,                                               2016               2015
---------------------------------------------------------------------------------------------
(IN MILLIONS)
Notes payable - affiliated                                $       620         $     255
Accrued interest                                                    9                3
                                                          -----------------------------------
   Total notes payable and accrued interest - affiliated  $       629         $    258
                                                          ===================================


NOTES PAYABLE - AFFILIATED

On January 2, 2014, CwA issued a $300 million aggregate principal balance amount of surplus note (the "CwA Surplus Note") to its direct parent, FinCo, of which $255 million remains outstanding following a contractual amortization of principal payment that occurred in January 2015. On May 11, 2015 the CwA Surplus
Note interest was amended with the following terms: (i) a final maturity date of March 4, 2019; (ii) an interest rate of 4.75%, paid semi-annually. All payments of principal and interest may be made only subject to the prior approval of the Commissioner of the Massachusetts Department of Insurance.

The CwA Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of CwA, as those terms are used in Sections 180A through 180L1/2 of Chapter 175 of the Massachusetts General Laws and any successor provision.

On October 5, 2016, FLIC issued a surplus note (the "FLIC Surplus Note") to its indirect parent, FinCo, with a principal balance of $365 million and an interest rate of 6.5%, paid semi-annually, and a maturity date of October 5, 2021. All principal and interest payments may be made subject to the prior approval of the Commissioner of the Indiana Department of Insurance. The FLIC Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of FLIC as defined in the FLIC Surplus Note.

The Company recognized $18 million, $11 million and $10 million of interest expense on notes payable for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively. A single principal payment of $255 million is due in 2019.

18.     AGENT BENEFIT PLANS

The Company, through its Accordia and FAFLIC insurance subsidiaries, has unfunded, non-qualified defined benefit pension plans for certain agents. The measurement date for all defined benefit plans is December 31. The Company also has, through Accordia and FAFLIC, unfunded, non-qualified supplemental defined pension plans to provide retirement benefits to certain agents. The net periodic benefit costs for these plans were $1 million for both years ended December 31, 2016 and 2015.

Benefit obligations are estimated using the Projected Unit Credit method, under which each participant's benefits under the plans are attributed to years of service, taking into consideration future salary increases and the plans' benefit allocation formula. Thus, the estimated total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service. The plan's service cost is estimated by combining the individual service costs, and the plans' projected benefit obligation is estimated by combining the benefit obligations for all participants under the plans.

Weighted average assumptions used to determine net periodic benefit costs as of December 31, 2016 and 2015 are as follows:


AS OF DECEMBER 31,                                      2016               2015
--------------------------------------------------------------------------------------
Weighted - average discount rate                        4.15%              3.86%
Expected long-term rate of return on plan assets   Not applicable       Not applicable
Rate of compensation increase                          10.00%             10.00%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Additional year-end information for plans with accumulated benefit obligations in excess of plan assets at December 31, 2016 and 2015 are as follows:

AS OF DECEMBER 31,                                    2016            2015
-------------------------------------------------------------------------------
(IN MILLIONS)
Projected benefit obligation                    $      10       $       10
Accumulated benefit obligation                  $      10       $        9

Changes in the projected benefit obligation and plan assets at December 31, 2016 and 2015 are as follows:

FOR THE YEARS ENDED DECEMBER 31,                2016            2015
-------------------------------------------------------------------------------
(IN MILLIONS)
Benefit obligation, at beginning of year        $       9       $       10
   Liability actuarial (gain) loss                      -               (1)
   Benefits paid                                        -                -
   Plan administration costs                            1                -
                                                -------------------------------
Benefit obligation, at end of year              $      10       $        9
                                                ===============================


FOR THE YEARS ENDED DECEMBER 31,                2016            2015
-------------------------------------------------------------------------------
(IN MILLIONS)
Fair value of plan assets, at beginning of year $       -       $        -
   Reporting entity contributions                       -                -
   Benefits paid                                        -                -
                                                -------------------------------
Fair value of plan assets, at end of year       $       -       $        -
                                                ===============================
Unfunded status, at end of year                 $     (10)      $       (9)
                                                ===============================


The underfunded status amounts shown above have been recognized in the Company's consolidated financial statements and are included in other invested assets and accrued expenses and other liabilities in the Consolidated Balance Sheets.

AS OF DECEMBER 31,                                  2016            2015
-------------------------------------------------------------------------------
(IN MILLIONS)
Net asset and benefit obligation (gains) losses $       1       $       (1)
                                                -------------------------------
Net amount recognized                           $       1       $       (1)
                                                ===============================

Weighted average assumptions used to determine projected benefit obligations as of December 31, 2016 and 2015 are as follows:

AS OF DECEMBER 31,                                   2016                  2015
---------------------------------------------------------------------------------------
Weighted - average discount rate                     3.96%                 4.15%
Rate of compensation increase                        5.00%                10.00%
Measurement date                                December 31, 2016     December 31, 2015


No plan assets are expected to be returned to the Company during the next 12 month period.

The Company does not have any regulatory contribution requirements as of December 31, 2016.

As of December 31, 2016, the Company's estimated pension benefits to be paid out total $10 million. The majority of these benefits are projected to be paid in 2021 and thereafter.

The Company sponsors certain non-qualified defined contribution pension plans covering career distribution system agents for Accordia and FAFLIC. The liability for these pension plans was $24 million and $33 million at December 31, 2016 and 2015, respectively. Expenses continue to accrue under the plans and $1 million was recognized for both the years ended December 31, 2016 and 2015.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


Additionally, the Company sponsors other non-qualified defined contribution plans for agents that are now closed and in payout status. The periodic payments to agents are fixed in amount and the payment terms are either term certain or life contingent. The Company recognized a liability of $28 million and $21 million at December 31, 2016 and 2015, respectively, for these obligations. During 2016, the Company recorded a $1 million reduction to expenses previously recorded in 2015, due to forfeitures under the plans and a reversal of expense related to the unvested portion of the liability. As of December 31, 2016, expenses are no longer being accrued for these plans. Expenses of $2 million were recognized in association with these plans for the year ended December 31, 2015.

Effective January 1, 2014, the Company established a non-qualified, unfunded incentive plan covering individuals affiliated with an eligible independent marketing organization who provide services to FLIC, a direct subsidiary of the Company, and who achieve certain levels of sales production. Awards are based on the individual's production during the 12-month period ending on the award date and become vested five years after the award date. The first award date under the plan was December 31, 2014. The Company recognized a liability of $1 million as of December 31, 2016. The Company did not recognize any liability as of December 31, 2015.

19.     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Information regarding amounts reclassified out of each component of accumulated other comprehensive income (loss) for the years ended December 31, 2016 and 2015 was as follows:

                                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
COMPONENTS OF                                                         AND CONSOLIDATED STATEMENTS OF
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                      COMPREHENSIVE INCOME (LOSS) LOCATION          2016       2015
------------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)

Net unrealized investment gains on AFS fixed maturity securities and other investments:
                                                                   Net realized capital gains, excluding net  $     34   $     76
                                                                   OTTI losses recognized in earnings
                                                                                                              ----------------------
 Net unrealized investment gains
      Net unrealized investment gains, before income tax                                                            34         76
      Income tax (expense) benefit                                                                                 (12)       (27)
                                                                                                              ----------------------
      Net unrealized investment gains, net of income tax                                                            22         49
                                                                                                              ----------------------
Total reclassifications, net of income tax                                                                    $     22   $     49
                                                                                                              ======================


20.     SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 13, 2017, the date the accompanying consolidated financial statements were issued, that would merit recognition or disclosures in the consolidated financial statements and determined there were none.

                              FINANCIAL STATEMENTS


                     Commonwealth Annuity Separate Account A
                          Year Ended December 31, 2016
          With Report of Independent Registered Public Accounting Firm

                     Commonwealth Annuity Separate Account A

                              Financial Statements

                          Year Ended December 31, 2016


                                    Contents

Report of Independent Registered Public Accounting Firm                     SA-1

Audited Financial Statements

Statements of Net Assets                                                    SA-2
Statements of Operations                                                   SA-15
Statements of Changes in Net Assets                                        SA-28
Notes To Financial Statements                                              SA-50
  Note 1 - Organization                                                    SA-50
  Note 2 - Summary of Significant Accounting Policies                      SA-52
  Note 3 - Expenses and Related Party Transactions                         SA-54
  Note 4 - Changes In Units Outstanding                                    SA-58
  Note 5 - Purchases and Sales of Investments                              SA-61
  Note 6 - Financial Highlights                                            SA-63

[PWC LOGO]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and
Life Insurance Company and the Contract Owners of
Commonwealth Annuity Separate Account A of
Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of AB VPS Intermediate Bond Portfolio, AB VPS International Value Portfolio, AB VPS Small Cap Growth Portfolio, AB VPS Small/Mid Cap Value Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Disciplined Small Cap Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Freedom 2005 Portfolio, Fidelity VIP Freedom 2010 Portfolio, Fidelity VIP Freedom 2015 Portfolio, Fidelity VIP Freedom 2020 Portfolio, Fidelity VIP Freedom 2025 Portfolio, Fidelity VIP Freedom 2030 Portfolio, Fidelity VIP Freedom 2035 Portfolio, Fidelity VIP Freedom 2040 Portfolio, Fidelity VIP Freedom 2045 Portfolio, Fidelity VIP Freedom 2050 Portfolio, Fidelity VIP Freedom Income Portfolio, Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Strategic Income Portfolio, FT VIP Franklin Income VIP Fund, FT VIP Franklin Mutual Global Discovery VIP Fund, FT VIP Franklin Mutual Shares VIP Fund, FT VIP Franklin Small Cap Value VIP Fund, FT VIP Templeton Growth VIP Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs VIT Core Fixed Income Fund, Goldman Sachs VIT Equity Index Fund, Goldman Sachs VIT Global Trends Allocation Fund, Goldman Sachs VIT Government Money Market Fund, Goldman Sachs VIT Growth Opportunities Fund, Goldman Sachs VIT High Quality Floating Rate Fund, Goldman Sachs VIT Large Cap Value Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT Small Cap Equity Insights Fund, Goldman Sachs VIT Strategic Growth Fund, Goldman Sachs VIT Strategic International Equity Fund, Goldman Sachs VIT U.S. Equity Insights Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Global Health Care Fund, Invesco V.I. Mid Cap Core Equity Fund, Janus Aspen Enterprise Portfolio, Janus Aspen Forty Portfolio, Janus Aspen Perkins Mid Cap Value Portfolio, MFS(R) New Discovery Series, MFS(R) Utilities Series, Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Global Strategic Income Fund/VA, Oppenheimer Main Street Small Cap Fund(R)/VA, Pioneer Disciplined Value VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio and Pioneer Select Mid Cap Growth VCT Portfolio (the "Sub-Accounts of the Separate Account") constituting Commonwealth Annuity Separate Account A of Commonwealth Annuity Life Insurance Company (the "Separate Account") as of December 31, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent and managing company, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP (SIGNED)]
April 6, 2017

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2016

                                         AB VPS             AB VPS          AB VPS SMALL     AB VPS SMALL/MID     FIDELITY VIP
                                      INTERMEDIATE      INTERNATIONAL        CAP GROWTH         CAP VALUE        CONTRAFUND(R)
                                     BOND PORTFOLIO    VALUE PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $      1,277,193   $        202,153   $        433,036   $        844,461   $      2,694,135
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $      1,277,193   $        202,153   $        433,036   $        844,461   $      2,694,135
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $      1,277,193   $        202,153   $        433,036   $        844,461   $      2,694,135
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $      1,277,193   $        202,153   $        433,036   $        844,461   $      2,694,135
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          937,045            330,450            257,536            461,152          1,522,244

Investments in shares of the
  Underlying Funds, at cost          $      1,340,579   $        210,613   $        578,904   $        819,050   $      2,571,362
Underlying Fund shares held                  121,176             15,361             36,207             41,971             83,024

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                      FIDELITY VIP
                                      DISCIPLINED        FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                       SMALL CAP        EQUITY-INCOME       FREEDOM 2005       FREEDOM 2010       FREEDOM 2015
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        251,482   $      1,727,735   $          2,703   $          3,380   $        357,074
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        251,482   $      1,727,735   $          2,703   $          3,380   $        357,074
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        251,482   $      1,727,735   $          2,703   $          3,380   $        357,074
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        251,482   $      1,727,735   $          2,703   $          3,380   $        357,074
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          123,316            979,151              2,106              2,514            264,450

Investments in shares of the
  Underlying Funds, at cost         $        218,967   $      1,751,067   $          2,619   $          3,168   $        339,051
Underlying Fund shares held                   15,438             80,510                235                276             28,960

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                      FREEDOM 2020       FREEDOM 2025       FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        883,825   $        448,742   $        331,467   $        516,240   $      1,099,249
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        883,825   $        448,742   $        331,467   $        516,240   $      1,099,249
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        883,825   $        448,742   $        331,467   $        516,240   $      1,099,249
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        883,825   $        448,742   $        331,467   $        516,240   $      1,099,249
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          626,144            306,579            223,307            337,843            710,865

Investments in shares of the
  Underlying Funds, at cost         $        794,090   $        426,218   $        295,657   $        497,341   $      1,091,273
Underlying Fund shares held                   70,763             34,867             26,120             26,790             60,068

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                                                                               FIDELITY VIP
                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP          GROWTH          FIDELITY VIP
                                      FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME     OPPORTUNITIES        INDEX 500
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $         65,539   $        140,140   $         31,952   $        924,772   $      2,265,791
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $         65,539   $        140,140   $         31,952   $        924,772   $      2,265,791
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $         65,539   $        140,140   $         31,952   $        924,772   $      2,265,791
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $         65,539   $        140,140   $         31,952   $        924,772   $      2,265,791
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                           42,100             89,927             24,529            458,685          1,173,722

Investments in shares of the
  Underlying Funds, at cost         $         59,753   $        131,833   $         32,568   $        776,286   $      2,034,860
Underlying Fund shares held                    3,597              8,509              2,923             30,123             10,083

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                                                                                                FT VIP FRANKLIN
                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP                         MUTUAL GLOBAL
                                        MID CAP            OVERSEAS       STRATEGIC INCOME   FT VIP FRANKLIN     DISCOVERY VIP
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO       INCOME VIP FUND          FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $      1,059,781   $         76,871   $      1,359,985   $      4,162,940   $      1,742,855
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $      1,059,781   $         76,871   $      1,359,985   $      4,162,940   $      1,742,855
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $      1,059,781   $         76,871   $      1,359,985   $      4,162,940   $      1,742,855
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $      1,059,781   $         76,871   $      1,359,985   $      4,162,940   $      1,742,855
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          621,073             64,150          1,104,883          3,031,835          1,221,931

Investments in shares of the
  Underlying Funds, at cost         $      1,051,920   $         82,050   $      1,412,678   $      4,006,762   $      1,815,869
Underlying Fund shares held                   32,085              4,355            123,860            270,672             88,425

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                                                                              GOLDMAN SACHS      GOLDMAN SACHS
                                    FT VIP FRANKLIN    FT VIP FRANKLIN         FT VIP            BALANCED        EQUITY GROWTH
                                     MUTUAL SHARES     SMALL CAP VALUE    TEMPLETON GROWTH       STRATEGY           STRATEGY
                                        VIP FUND           VIP FUND           VIP FUND          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        478,520   $      1,174,482   $        254,791   $      1,138,648   $        343,527
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        478,520   $      1,174,482   $        254,791   $      1,138,648   $        343,527
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        478,520   $      1,174,482   $        254,791   $      1,138,648   $        343,527
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        478,520   $      1,174,482   $        254,791   $      1,138,648   $        343,527
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          363,484            684,933            243,591            994,914            313,161

Investments in shares of the
  Underlying Funds, at cost         $        439,118   $      1,084,976   $        248,297   $      1,090,003   $        288,920
Underlying Fund shares held                   23,831             60,665             18,598            105,236             22,526

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                      GOLDMAN SACHS                        GOLDMAN SACHS                         GOLDMAN SACHS
                                       GROWTH AND       GOLDMAN SACHS      INTERNATIONAL      GOLDMAN SACHS        TECHNOLOGY
                                     INCOME STRATEGY   GROWTH STRATEGY      REAL ESTATE        REAL ESTATE       OPPORTUNITIES
                                        PORTFOLIO         PORTFOLIO       SECURITIES FUND    SECURITIES FUND          FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        974,048   $        911,948   $         79,682   $        347,367   $        870,281
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        974,048   $        911,948   $         79,682   $        347,367   $        870,281
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        974,048   $        911,948   $         79,682   $        347,367   $        870,281
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        974,048   $        911,948   $         79,682   $        347,367   $        870,281
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          870,470            846,214            111,865            249,315            448,905

Investments in shares of the
  Underlying Funds, at cost         $        873,493   $        784,016   $         90,468   $        366,167   $        829,115
Underlying Fund shares held                   80,037             68,107             13,906             18,879             48,920

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                                                           GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                     GOLDMAN SACHS      GOLDMAN SACHS        VIT GLOBAL       VIT GOVERNMENT       VIT GROWTH
                                     VIT CORE FIXED       VIT EQUITY           TRENDS          MONEY MARKET      OPPORTUNITIES
                                      INCOME FUND         INDEX FUND      ALLOCATION FUND        FUND (a)             FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        860,466   $        482,896   $         46,977   $      6,237,872   $        271,996
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        860,466   $        482,896   $         46,977   $      6,237,872   $        271,996
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        860,466   $        482,896   $         46,977   $      6,237,872   $        271,996
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        860,466   $        482,896   $         46,977   $      6,237,872   $        271,996
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          690,942            307,617             40,712          6,891,262            167,482

Investments in shares of the
  Underlying Funds, at cost         $        847,389   $        463,461   $         47,187   $      6,237,872   $        278,037
Underlying Fund shares held                   81,176             33,326              4,150          6,237,872             40,416

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                     GOLDMAN SACHS
                                        VIT HIGH                                              GOLDMAN SACHS
                                        QUALITY         GOLDMAN SACHS      GOLDMAN SACHS      VIT SMALL CAP      GOLDMAN SACHS
                                     FLOATING RATE      VIT LARGE CAP       VIT MID CAP      EQUITY INSIGHTS     VIT STRATEGIC
                                          FUND            VALUE FUND         VALUE FUND            FUND           GROWTH FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        651,102   $        143,421   $        119,322   $        184,532   $        217,478
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        651,102   $        143,421   $        119,322   $        184,532   $        217,478
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        651,102   $        143,421   $        119,322   $        184,532   $        217,478
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        651,102   $        143,421   $        119,322   $        184,532   $        217,478
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          562,902            109,207             70,474            104,746            139,588

Investments in shares of the
  Underlying Funds, at cost         $        661,551   $        141,345   $        125,509   $        169,959   $        188,840
Underlying Fund shares held                   62,727             14,116              7,343             13,469             13,773

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                     GOLDMAN SACHS
                                     VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.       INVESCO V.I.       INVESCO V.I.
                                     INTERNATIONAL      VIT U.S. EQUITY       AMERICAN             CORE          GLOBAL HEALTH
                                      EQUITY FUND       INSIGHTS FUND      FRANCHISE FUND      EQUITY FUND         CARE FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        201,395   $        180,133   $         37,208   $        291,648   $        935,068
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        201,395   $        180,133   $         37,208   $        291,648   $        935,068
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        201,395   $        180,133   $         37,208   $        291,648   $        935,068
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        201,395   $        180,133   $         37,208   $        291,648   $        935,068
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          251,509            118,613             26,938            205,074            528,286

Investments in shares of the
  Underlying Funds, at cost         $        207,790   $        171,067   $         34,824   $        257,947   $      1,160,836
Underlying Fund shares held                   22,938             10,171                716              8,550             40,532

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                      INVESCO V.I.       JANUS ASPEN                           JANUS ASPEN
                                      MID CAP CORE        ENTERPRISE        JANUS ASPEN      PERKINS MID CAP       MFS(R) NEW
                                      EQUITY FUND         PORTFOLIO       FORTY PORTFOLIO    VALUE PORTFOLIO    DISCOVERY SERIES
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $         51,314   $        855,821   $        965,976   $      1,276,520   $        370,977
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $         51,314   $        855,821   $        965,976   $      1,276,520   $        370,977
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $         51,314   $        855,821   $        965,976   $      1,276,520   $        370,977
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $         51,314   $        855,821   $        965,976   $      1,276,520   $        370,977
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                           49,047            449,757            577,214            783,617            221,048

Investments in shares of the
  Underlying Funds, at cost         $         50,596   $        771,147   $      1,094,655   $      1,243,777   $        402,293
Underlying Fund shares held                    4,069             15,223             31,373             79,287             24,715

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                                         OPPENHEIMER                           OPPENHEIMER      OPPENHEIMER MAIN
                                    MFS(R) UTILITIES     CONSERVATIVE       OPPENHEIMER      GLOBAL STRATEGIC   STREET SMALL CAP
                                         SERIES        BALANCED FUND/VA    GLOBAL FUND/VA     INCOME FUND/VA       FUND(R)/VA
                                    ----------------   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $        406,564   $        474,814   $        967,285   $        809,037   $      1,266,002
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        406,564   $        474,814   $        967,285   $        809,037   $      1,266,002
                                    ================   ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $        406,564   $        474,814   $        967,285   $        809,037   $      1,266,002
  Payout reserves                                 --                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------   ----------------
  Net assets                        $        406,564   $        474,814   $        967,285   $        809,037   $      1,266,002
                                    ================   ================   ================   ================   ================

Units outstanding,
  December 31, 2016                          257,526            475,203            765,521            629,617            725,356

Investments in shares of the
  Underlying Funds, at cost         $        456,362   $        393,110   $        942,010   $        870,622   $      1,201,206
Underlying Fund shares held                   15,418             32,366             27,924            159,573             53,305

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

                                        PIONEER            PIONEER
                                      DISCIPLINED          EMERGING       PIONEER MID CAP     PIONEER SELECT
                                       VALUE VCT         MARKETS VCT         VALUE VCT        MID CAP GROWTH
                                     PORTFOLIO (b)        PORTFOLIO          PORTFOLIO        VCT PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value   $             --   $        727,395   $        541,927   $        772,061
                                    ----------------   ----------------   ----------------   ----------------
  Net assets                        $             --   $        727,395   $        541,927   $        772,061
                                    ================   ================   ================   ================

NET ASSETS BY CATEGORY:
  Accumulation reserves             $             --   $        727,395   $        541,927   $        772,061
  Payout reserves                                 --                 --                 --                 --
                                    ----------------   ----------------   ----------------   ----------------
  Net assets                        $             --   $        727,395   $        541,927   $        772,061
                                    ================   ================   ================   ================

Units outstanding,
  December 31, 2016                               --          1,312,494            376,127            485,475

Investments in shares of the
  Underlying Funds, at cost         $             --   $        879,948   $        514,036   $        783,119
Underlying Fund shares held                       --             45,719             26,722             32,770

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                         AB VPS             AB VPS          AB VPS SMALL          AB VPS          FIDELITY VIP
                                      INTERMEDIATE      INTERNATIONAL        CAP GROWTH       SMALL/MID CAP      CONTRAFUND(R)
                                     BOND PORTFOLIO    VALUE PORTFOLIO       PORTFOLIO       VALUE PORTFOLIO       PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $         30,291   $          2,192   $             --   $          2,503   $         16,131

EXPENSES:
  Mortality and expense risk
    fees                                      12,795              2,574              5,373              9,125             30,154
  Other expense fees                           1,519                295                620              1,048              3,650
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           14,314              2,869              5,993             10,173             33,804
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)             15,977               (677)            (5,993)            (7,670)           (17,673)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  13,988                 --            130,691             41,152            179,978
  Net realized gain (loss) from
    sales of investments                      (9,116)              (437)           (13,319)            (9,582)              (400)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                  4,872               (437)           117,372             31,570            179,578
  Change in unrealized gain (loss)            (2,499)            (3,253)           (97,128)           124,532              3,961
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                             2,373             (3,690)            20,244            156,102            183,539
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         18,350   $         (4,367)  $         14,251   $        148,432   $        165,866
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                      FIDELITY VIP
                                      DISCIPLINED         FIDELITY VIP      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                       SMALL CAP        EQUITY-INCOME       FREEDOM 2005       FREEDOM 2010       FREEDOM 2015
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          1,045   $         33,834   $             35   $             43   $          4,513

EXPENSES:
  Mortality and expense risk
    fees                                       2,538             16,264                 21                153              4,168
  Other expense fees                             314              1,938                  4                 16                469
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                            2,852             18,202                 25                169              4,637
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)             (1,807)            15,632                 10               (126)              (124)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  13,376             78,392                 33                992              8,175
  Net realized gain (loss) from
    sales of investments                       1,154            (13,083)                 1             (2,256)               302
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 14,530             65,309                 34             (1,264)             8,477
  Change in unrealized gain (loss)            31,715            113,438                 79                757              2,783
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            46,245            178,747                113               (507)            11,260
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         44,438   $        194,379   $            123   $           (633)  $         11,136
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                      FREEDOM 2020       FREEDOM 2025       FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $         11,236   $          5,711   $          3,941   $          5,686   $         12,108

EXPENSES:
  Mortality and expense risk
    fees                                       9,615              5,042              4,648              6,089             12,318
  Other expense fees                           1,364                596                537                716              1,577
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           10,979              5,638              5,185              6,805             13,895
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)                257                 73             (1,244)            (1,119)            (1,787)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  27,697             12,074             15,340             15,431             38,592
  Net realized gain (loss) from
    sales of investments                       9,282              2,439             12,943             (2,218)            (1,095)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 36,979             14,513             28,283             13,213             37,497
  Change in unrealized gain (loss)             2,062              4,236             (9,581)            10,944             17,828
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            39,041             18,749             18,702             24,157             55,325
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         39,298   $         18,822   $         17,458   $         23,038   $         53,538
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                              FIDELITY VIP
                                      FIDELITY VIP       FIDELITY VIP       FIDELITY VIP         GROWTH           FIDELITY VIP
                                      FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME     OPPORTUNITIES        INDEX 500
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $            719   $          1,744   $            396   $            451   $         29,347

EXPENSES:
  Mortality and expense risk
    fees                                         711              1,622                214             11,691             22,397
  Other expense fees                              90                205                 49              1,353              2,751
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                              801              1,827                263             13,044             25,148
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)                (82)               (83)               133            (12,593)             4,199
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                   1,748              5,073                342             18,116              1,540
  Net realized gain (loss) from
    sales of investments                         203              1,370                (55)             5,719             16,751
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                  1,951              6,443                287             23,835             18,291
  Change in unrealized gain (loss)             1,809              1,427                639            (23,033)           168,052
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                             3,760              7,870                926                802            186,343
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $          3,678   $          7,787   $          1,059   $        (11,791)  $        190,542
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                            FIDELITY VIP                        FT VIP FRANKLIN
                                      FIDELITY VIP       FIDELITY VIP        STRATEGIC                           MUTUAL GLOBAL
                                        MID CAP            OVERSEAS            INCOME        FT VIP FRANKLIN     DISCOVERY VIP
                                       PORTFOLIO          PORTFOLIO          PORTFOLIO       INCOME VIP FUND          FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          3,094   $            986   $         47,653   $        180,280   $         21,755

EXPENSES:
  Mortality and expense risk
    fees                                      10,343              1,495             15,327             47,318             16,232
  Other expense fees                           1,258                172              1,961              5,536              1,985
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           11,601              1,667             17,288             52,854             18,217
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)             (8,507)              (681)            30,365            127,426              3,538
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  50,876                137                 --                 --            103,158
  Net realized gain (loss) from
     sales of investments                     (8,025)            (3,697)            (8,061)            (7,393)           (12,621)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 42,851             (3,560)            (8,061)            (7,393)            90,537
  Change in unrealized gain (loss)            49,868             (3,429)            43,590            315,313             43,870
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            92,719             (6,989)            35,529            307,920            134,407
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         84,212   $         (7,670)  $         65,894   $        435,346   $        137,945
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                              GOLDMAN SACHS      GOLDMAN SACHS
                                    FT VIP FRANKLIN    FT VIP FRANKLIN         FT VIP            BALANCED        EQUITY GROWTH
                                     MUTUAL SHARES     SMALL CAP VALUE       TEMPLETON           STRATEGY           STRATEGY
                                        VIP FUND           VIP FUND       GROWTH VIP FUND       PORTFOLIO          PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          8,427   $          6,515   $          4,719   $         12,024   $          3,944

EXPENSES:
  Mortality and expense risk
    fees                                       4,745             11,599              3,007             14,656              3,461
  Other expense fees                             570              1,313                352              1,695                431
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                            5,315             12,912              3,359             16,351              3,892
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)              3,112             (6,397)             1,360             (4,327)                52
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  34,715            119,726              9,076                 --                 --
  Net realized gain (loss) from
    sales of investments                       2,537              1,531                (69)               339              6,001
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 37,252            121,257              9,007                339              6,001
  Change in unrealized gain (loss)            13,025            111,047              8,692             41,839              9,147
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            50,277            232,304             17,699             42,178             15,148
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         53,389   $        225,907   $         19,059   $         37,851   $         15,200
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                     GOLDMAN SACHS                         GOLDMAN SACHS                         GOLDMAN SACHS
                                       GROWTH AND       GOLDMAN SACHS      INTERNATIONAL      GOLDMAN SACHS        TECHNOLOGY
                                    INCOME STRATEGY    GROWTH STRATEGY      REAL ESTATE        REAL ESTATE       OPPORTUNITIES
                                        PORTFOLIO         PORTFOLIO       SECURITIES FUND    SECURITIES FUND          FUND
                                    ----------------   ----------------  -----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          9,501   $          8,295   $          3,296   $          7,147   $             --

EXPENSES:
  Mortality and expense risk
    fees                                      11,733             10,245              1,012              4,521              9,951
  Other expense fees                           1,470              1,276                122                536              1,151
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           13,203             11,521              1,134              5,057             11,102
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)             (3,702)            (3,226)             2,162              2,090            (11,102)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      --                 --                 --             38,123             41,391
  Net realized gain (loss) from
    sales of investments                      16,271              4,062             (1,957)             3,019              7,578
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 16,271              4,062             (1,957)            41,142             48,969
  Change in unrealized gain (loss)            31,688             39,698             (3,325)           (36,102)            (8,685)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            47,959             43,760             (5,282)             5,040             40,284
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         44,257   $         40,534   $         (3,120)  $          7,130   $         29,182
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                           GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                     GOLDMAN SACHS      GOLDMAN SACHS        VIT GLOBAL       VIT GOVERNMENT       VIT GROWTH
                                     VIT CORE FIXED       VIT EQUITY           TRENDS          MONEY MARKET      OPPORTUNITIES
                                      INCOME FUND         INDEX FUND      ALLOCATION FUND        FUND (A)             FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $         18,687   $          8,866   $            132   $          3,190   $             --

EXPENSES:
  Mortality and expense risk
    fees                                      12,614              4,595                419            114,470              3,578
  Other expense fees                           1,444                521                 55             12,979                416
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           14,058              5,116                474            127,449              3,994
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)              4,629              3,750               (342)          (124,259)            (3,994)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      --             18,521                 --                 --              1,817
  Net realized gain (loss) from
    sales of investments                       7,730              2,033                174                 --             (9,679)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                  7,730             20,554                174                 --             (7,862)
  Change in unrealized gain (loss)             1,322              7,330              1,733                 --              4,907
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                             9,052             27,884              1,907                 --             (2,955)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         13,681   $         31,634   $          1,565   $       (124,259)  $         (6,949)
                                    ================   ================   ================   ================   ================

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                     GOLDMAN SACHS
                                        VIT HIGH                                              GOLDMAN SACHS
                                        QUALITY         GOLDMAN SACHS      GOLDMAN SACHS      VIT SMALL CAP      GOLDMAN SACHS
                                     FLOATING RATE      VIT LARGE CAP       VIT MID CAP      EQUITY INSIGHTS     VIT STRATEGIC
                                          FUND            VALUE FUND         VALUE FUND            FUND           GROWTH FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          8,025   $          2,575   $          1,298   $          1,543   $            858

EXPENSES:
  Mortality and expense risk
    fees                                      11,394              1,507              1,646              1,842              2,737
  Other expense fees                           1,351                192                192                223                329
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                           12,745              1,699              1,838              2,065              3,066
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)             (4,720)               876               (540)              (522)            (2,208)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      --              1,422                 63              4,731                 22
  Net realized gain (loss) from
    sales of investments                      (9,824)            (5,065)           (12,048)              (100)             3,327
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                 (9,824)            (3,643)           (11,985)             4,631              3,349
  Change in unrealized gain (loss)            10,190             13,802             23,280             30,432               (418)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                               366             10,159             11,295             35,063              2,931
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         (4,354)  $         11,035   $         10,755   $         34,541   $            723
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                     GOLDMAN SACHS
                                     VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.                          INVESCO V.I.
                                     INTERNATIONAL     VIT U.S. EQUITY        AMERICAN         INVESCO V.I.      GLOBAL HEALTH
                                      EQUITY FUND       INSIGHTS FUND      FRANCHISE FUND    CORE EQUITY FUND      CARE FUND
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          3,614   $          2,068   $             --   $          1,599   $             --

EXPENSES:
  Mortality and expense risk
    fees                                       2,283              2,390                406              3,405             14,170
  Other expense fees                             269                276                 49                424              1,630
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                            2,552              2,666                455              3,829             15,800
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)              1,062               (598)              (455)            (2,230)           (15,800)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                      --              6,666              3,311             21,986            170,619
  Net realized gain (loss) from
    sales of investments                        (107)             1,472                 68             10,153            (49,682)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                   (107)             8,138              3,379             32,139            120,937
  Change in unrealized gain (loss)            (5,803)             8,951             (1,923)           (12,476)          (261,640)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            (5,910)            17,089              1,456             19,663           (140,703)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         (4,848)  $         16,491   $          1,001   $         17,433   $       (156,503)
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                      INVESCO V.I.       JANUS ASPEN                           JANUS ASPEN         MFS(R) NEW
                                      MID CAP CORE        ENTERPRISE        JANUS ASPEN      PERKINS MID CAP       DISCOVERY
                                      EQUITY FUND         PORTFOLIO       FORTY PORTFOLIO    VALUE PORTFOLIO         SERIES
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $             --   $            184   $             --   $          9,584   $             --

EXPENSES:
  Mortality and expense risk
    fees                                         274              8,991              9,799             13,818              3,154
  Other expense fees                              36              1,046              1,158              1,614                383
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                              310             10,037             10,957             15,432              3,537
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)               (310)            (9,853)           (10,957)            (5,848)            (3,537)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                   1,852             55,212            108,523            138,202             12,759
  Net realized gain (loss) from
    sales of investments                           8              7,830            (32,630)            (2,554)            (3,787)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                  1,860             63,042             75,893            135,648              8,972
  Change in unrealized gain (loss)             1,485             14,230            (67,418)            39,689             12,746
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                             3,345             77,272              8,475            175,337             21,718
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $          3,035   $         67,419   $         (2,482)  $        169,489   $         18,181
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                               OPPENHEIMER        OPPENHEIMER
                                                         OPPENHEIMER                              GLOBAL          MAIN STREET
                                    MFS(R) UTILITIES     CONSERVATIVE       OPPENHEIMER         STRATEGIC          SMALL CAP
                                         SERIES        BALANCED FUND/VA    GLOBAL FUND/VA     INCOME FUND/VA       FUND(R)/VA
                                    ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $         15,386   $         10,541   $          7,865   $         44,989   $          2,040

EXPENSES:
  Mortality and expense risk
    fees                                       5,370              5,906             12,283             11,482             11,308
  Other expense fees                             633                731              1,493              1,414              1,327
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Total expenses                            6,003              6,637             13,776             12,896             12,635
                                    ----------------   ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)              9,383              3,904             (5,911)            32,093            (10,595)
                                    ----------------   ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                   9,772                 --             69,730                 --             31,410
  Net realized gain (loss) from
    sales of investments                      (9,536)            11,989               (913)           (21,096)              (412)
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                    236             11,989             68,817            (21,096)            30,998
  Change in unrealized gain (loss)            28,593              1,863            (90,822)            35,316            135,042
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
       gain (loss)                            28,829             13,852            (22,005)            14,220            166,040
                                    ----------------   ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         38,212   $         17,756   $        (27,916)  $         46,313   $        155,445
                                    ================   ================   ================   ================   ================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2016

                                        PIONEER            PIONEER
                                      DISCIPLINED          EMERGING       PIONEER MID CAP     PIONEER SELECT
                                       VALUE VCT         MARKETS VCT         VALUE VCT        MID CAP GROWTH
                                     PORTFOLIO (b)        PORTFOLIO          PORTFOLIO        VCT PORTFOLIO
                                    ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Dividends                         $          3,517   $            786   $          1,934   $             --

EXPENSES:
  Mortality and expense risk
    fees                                       1,076              6,374              5,263              8,219
  Other expense fees                             135                743                618                974
                                    ----------------   ----------------   ----------------   ----------------
     Total expenses                            1,211              7,117              5,881              9,193
                                    ----------------   ----------------   ----------------   ----------------

     Net investment income (loss)              2,306             (6,331)            (3,947)            (9,193)
                                    ----------------   ----------------   ----------------   ----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Capital gain distributions                  15,376                 --             25,850             82,677
  Net realized gain (loss) from
    sales of investments                     (35,828)           (44,984)            (3,096)              (471)
                                    ----------------   ----------------   ----------------   ----------------
     Net realized gain (loss)                (20,452)           (44,984)            22,754             82,206
  Change in unrealized gain (loss)            17,145             62,521             37,487            (71,238)
                                    ----------------   ----------------   ----------------   ----------------
     Net realized and unrealized
        gain (loss)                           (3,307)            17,537             60,241             10,968
                                    ----------------   ----------------   ----------------   ----------------
     Net increase (decrease) in
       net assets from operations   $         (1,001)  $         11,206   $         56,294   $          1,775
                                    ================   ================   ================   ================

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                           AB VPS INTERMEDIATE           AB VPS INTERNATIONAL            AB VPS SMALL CAP
                                             BOND PORTFOLIO                VALUE PORTFOLIO               GROWTH PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    15,977    $    13,272    $      (677)   $     1,593    $    (5,993)   $    (7,772)
   Net realized gain (loss)                   4,872         15,307           (437)          (895)       117,372         95,002
   Change in unrealized gain (loss)          (2,499)       (41,862)        (3,253)        (2,652)       (97,128)      (101,370)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  18,350        (13,283)        (4,367)        (1,954)        14,251        (14,140)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     44,002         43,873          7,214          7,743          1,440          1,292
   Terminations and withdrawals            (183,232)       (39,888)        (6,539)        (5,620)       (31,178)       (22,630)
   Contract benefits                             --        (12,743)            --             --             --             --
   Contract charges                            (357)          (417)           (70)          (106)          (294)          (358)
   Net transfers between Sub-Accounts       530,880        207,496          1,649         48,959        (22,548)       (31,777)
   Other transfers from (to) the
     General Account                          3,919          4,258          1,029            649            281            728
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      395,212        202,579          3,283         51,625        (52,299)       (52,745)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 413,562        189,296         (1,084)        49,671        (38,048)       (66,885)

NET ASSETS:
   Beginning of year                        863,631        674,335        203,237        153,566        471,084        537,969
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $ 1,277,193    $   863,631    $   202,153    $   203,237    $   433,036    $   471,084
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                        AB VPS SMALL/MID CAP VALUE    FIDELITY VIP CONTRAFUND(R)     FIDELITY VIP DISCIPLINED
                                                PORTFOLIO                     PORTFOLIO                SMALL CAP PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (7,670)   $    (7,685)   $   (17,673)   $   (11,684)   $    (1,807)   $    (1,709)
   Net realized gain (loss)                  31,570        110,777        179,578        211,163         14,530          2,455
   Change in unrealized gain (loss)         124,532       (164,887)         3,961       (224,772)        31,715         (7,908)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                 148,432        (61,795)       165,866        (25,293)        44,438         (7,162)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     29,873         70,915        279,869        325,883         30,738         32,066
   Terminations and withdrawals             (11,712)       (40,487)      (130,708)       (72,678)       (14,574)          (252)
   Contract benefits                             --        (17,124)            --             --             --         (5,765)
   Contract charges                            (184)          (210)        (1,036)          (924)          (190)          (165)
   Net transfers between Sub-Accounts        30,357       (225,166)       117,283         (5,937)         5,028         (5,123)
   Other transfers from (to) the
     General Account                          5,920         42,130         26,045         77,127          4,491          9,766
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions       54,254       (169,942)       291,453        323,471         25,493         30,527
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 202,686       (231,737)       457,319        298,178         69,931         23,365

NET ASSETS:
   Beginning of year                        641,775        873,512      2,236,816      1,938,638        181,551        158,186
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   844,461    $   641,775    $ 2,694,135    $ 2,236,816    $   251,482    $   181,551
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                        FIDELITY VIP EQUITY-INCOME    FIDELITY VIP FREEDOM 2005      FIDELITY VIP FREEDOM 2010
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    15,632    $    17,938    $        10    $        12    $      (126)   $      (336)
   Net realized gain (loss)                  65,309         67,539             34              4         (1,264)          (186)
   Change in unrealized gain (loss)         113,438       (175,958)            79            (59)           757         (1,446)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                 194,379        (90,481)           123            (43)          (633)        (1,968)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    111,729        147,258            990            143            284            310
   Terminations and withdrawals             (42,291)       (35,293)            --             --             --             --
   Contract benefits                             --        (10,169)            --             --             --             --
   Contract charges                            (490)          (453)           (34)           (22)           (21)           (22)
   Net transfers between Sub-Accounts       312,353       (128,697)            --            706        (40,198)       (26,383)
   Other transfers from (to) the
     General Account                          9,595         36,131             --             --             --           (116)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      390,896          8,777            956            827        (39,935)       (26,211)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 585,275        (81,704)         1,079            784        (40,568)       (28,179)

NET ASSETS:
   Beginning of year                      1,142,460      1,224,164          1,624            840         43,948         72,127
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $ 1,727,735    $ 1,142,460    $     2,703    $     1,624    $     3,380    $    43,948
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP FREEDOM 2015     FIDELITY VIP FREEDOM 2020     FIDELITY VIP FREEDOM 2025
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $      (124)   $    (1,161)   $       257    $     3,581    $        73    $       584
   Net realized gain (loss)                   8,477         15,305         36,979          8,436         14,513         10,937
   Change in unrealized gain (loss)           2,783        (20,575)         2,062        (25,379)         4,236        (17,044)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  11,136         (6,431)        39,298        (13,362)        18,822         (5,523)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      1,905          1,304        101,640         29,096         85,879         54,714
   Terminations and withdrawals              (3,026)        (3,607)      (119,389)        (6,592)       (26,764)       (49,340)
   Contract benefits                             --             --             --             --         (2,196)            --
   Contract charges                            (118)          (175)          (369)          (289)          (646)          (579)
   Net transfers between Sub-Accounts        52,933       (135,970)         5,287        (15,888)         6,910        (28,468)
   Other transfers from (to) the
     General Account                          1,463            238            707          5,621          2,111          2,885
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions       53,157       (138,210)       (12,124)        11,948         65,294        (20,788)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  64,293       (144,641)        27,174         (1,414)        84,116        (26,311)

NET ASSETS:
   Beginning of year                        292,781        437,422        856,651        858,065        364,626        390,937
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   357,074    $   292,781    $   883,825    $   856,651    $   448,742    $   364,626
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP FREEDOM 2030     FIDELITY VIP FREEDOM 2035     FIDELITY VIP FREEDOM 2040
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (1,244)   $       118    $    (1,119)   $       (17)   $    (1,787)   $     3,083
   Net realized gain (loss)                  28,283          5,169         13,213         26,337         37,497          6,910
   Change in unrealized gain (loss)          (9,581)       (13,735)        10,944        (35,532)        17,828        (42,551)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  17,458         (8,448)        23,038         (9,212)        53,538        (32,558)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     22,963         32,019         51,815         42,066         15,877        408,838
   Terminations and withdrawals             (99,288)            --         (6,201)        (3,025)          (883)        (9,982)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (383)          (366)          (473)          (502)          (474)          (462)
   Net transfers between Sub-Accounts       (13,393)       (16,002)       (39,989)        (2,940)       (10,584)        (2,128)
   Other transfers from (to) the
     General Account                         12,527         11,792          6,180          4,120          1,415         38,060
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (77,574)        27,443         11,332         39,719          5,351        434,326
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
    assets                                  (60,116)        18,995         34,370         30,507         58,889        401,768

NET ASSETS:
   Beginning of year                        391,583        372,588        481,870        451,363      1,040,360        638,592
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   331,467    $   391,583    $   516,240    $   481,870    $ 1,099,249    $ 1,040,360
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP FREEDOM 2045     FIDELITY VIP FREEDOM 2050       FIDELITY VIP FREEDOM
                                                 PORTFOLIO                     PORTFOLIO                 INCOME PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $       (82)   $        68    $       (83)   $       172    $       133    $      (328)
   Net realized gain (loss)                   1,951          1,762          6,443          2,050            287          5,763
   Change in unrealized gain (loss)           1,809         (2,629)         1,427         (4,763)           639         (4,231)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                   3,678           (799)         7,787         (2,541)         1,059          1,204
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      9,053         12,821         18,287         14,118             --          2,916
   Terminations and withdrawals              (3,621)        (8,503)       (22,857)        (6,421)        (1,768)        (1,680)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (347)          (328)          (559)          (372)            (3)            (8)
   Net transfers between Sub-Accounts         7,836         (1,889)        (2,211)        (1,785)            --        (81,756)
   Other transfers from (to) the
     General Account                             26            304         10,082          1,150             --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------

   Net increase (decrease) in net
     assets from Contract transactions       12,947          2,405          2,742          6,690         (1,771)       (80,528)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  16,625          1,606         10,529          4,149           (712)       (79,324)

NET ASSETS:
   Beginning of year                         48,914         47,308        129,611        125,462         32,664        111,988
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $    65,539    $    48,914    $   140,140    $   129,611    $    31,952    $    32,664
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                            FIDELITY VIP GROWTH         FIDELITY VIP INDEX 500         FIDELITY VIP MID CAP
                                         OPPORTUNITIES PORTFOLIO               PORTFOLIO                     PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $   (12,593)   $   (13,613)   $     4,199    $     9,177    $    (8,507)   $   (10,357)
   Net realized gain (loss)                  23,835        116,496         18,291         24,819         42,851         95,316
   Change in unrealized gain (loss)         (23,033)       (68,927)       168,052        (38,938)        49,868       (117,975)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                 (11,791)        33,956        190,542         (4,942)        84,212        (33,016)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     49,261         65,684        331,630        387,670         96,274        136,938
   Terminations and withdrawals             (59,031)       (31,167)      (199,059)      (252,710)       (53,638)       (44,228)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (885)          (918)        (1,085)          (785)          (544)          (514)
   Net transfers between Sub-Accounts        (3,982)        12,950        381,911        147,621        114,973       (131,933)
   Other transfers from (to) the
     General Account                          2,473         10,916         53,632        236,494         11,427         33,653
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (12,164)        57,465        567,029        518,290        168,492         (6,084)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 (23,955)        91,421        757,571        513,348        252,704        (39,100)

NET ASSETS:
   Beginning of year                        948,727        857,306      1,508,220        994,872        807,077        846,177
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   924,772    $   948,727    $ 2,265,791    $ 1,508,220    $ 1,059,781    $   807,077
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP OVERSEAS          FIDELITY VIP STRATEGIC        FT VIP FRANKLIN INCOME
                                                PORTFOLIO                  INCOME PORTFOLIO                   VIP FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $      (681)   $       748    $    30,365    $    13,944    $   127,426    $   120,736
   Net realized gain (loss)                  (3,560)           136         (8,061)        (1,319)        (7,393)         6,580
   Change in unrealized gain (loss)          (3,429)        (1,335)        43,590        (49,351)       315,313       (457,579)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  (7,670)          (451)        65,894        (36,726)       435,346       (330,263)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     29,493          9,238         54,752         40,769        216,700        285,325
   Terminations and withdrawals             (18,781)           (74)      (117,951)       (30,365)      (116,537)      (240,471)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                             (93)           (78)          (243)          (191)          (806)          (875)
   Net transfers between Sub-Accounts       (59,959)        84,307        270,677        (24,011)       126,922       (203,619)
   Other transfers from (to) the
     General Account                            122          5,890          4,907          9,329         20,680         32,290
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (49,218)        99,283        212,142         (4,469)       246,959       (127,350)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 (56,888)        98,832        278,036        (41,195)       682,305       (457,613)

NET ASSETS:
   Beginning of year                        133,759         34,927      1,081,949      1,123,144      3,480,635      3,938,248
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $    76,871    $   133,759    $ 1,359,985    $ 1,081,949    $ 4,162,940    $ 3,480,635
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                          FT VIP FRANKLIN MUTUAL        FT VIP FRANKLIN MUTUAL      FT VIP FRANKLIN SMALL CAP
                                         GLOBAL DISCOVERY VIP FUND          SHARES VIP FUND                VALUE VIP FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     3,538    $    19,873    $     3,112    $     4,978    $    (6,397)   $    (6,430)
   Net realized gain (loss)                  90,537         77,845         37,252         21,091        121,257        111,991
   Change in unrealized gain (loss)          43,870       (169,382)        13,025        (45,257)       111,047       (174,043)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                 137,945        (71,664)        53,389        (19,188)       225,907        (68,482)
                                        -----------    -----------    -----------    -----------    -----------    -----------
FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    158,553        158,810         66,639         28,121         48,620         41,030
   Terminations and withdrawals             (82,107)       (67,433)       (16,535)        (3,262)       (43,742)       (52,367)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (662)          (757)          (204)          (199)          (252)          (237)
   Net transfers between Sub-Accounts       218,699         (7,409)        91,830          9,038        213,568         17,284
   Other transfers from (to) the
     General Account                          4,974         17,187          1,598            126          9,733          6,956
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
    assets from Contract transactions       299,457        100,398        143,328         33,824        227,927         12,666
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 437,402         28,734        196,717         14,636        453,834        (55,816)

NET ASSETS:
   Beginning of year                      1,305,453      1,276,719        281,803        267,167        720,648        776,464
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $ 1,742,855    $ 1,305,453    $   478,520    $   281,803    $ 1,174,482    $   720,648
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         FT VIP TEMPLETON GROWTH        GOLDMAN SACHS BALANCED          GOLDMAN SACHS EQUITY
                                                VIP FUND                 STRATEGY PORTFOLIO          GROWTH STRATEGY PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     1,360    $     3,825    $    (4,327)   $    41,495    $        52    $    (1,153)
   Net realized gain (loss)                   9,007          1,103            339         12,432          6,001         41,999
   Change in unrealized gain (loss)           8,692        (30,749)        41,839        (82,114)         9,147        (40,634)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  19,059        (25,821)        37,851        (28,187)        15,200            212
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      7,170         17,082         57,512         65,067         22,492         24,073
   Terminations and withdrawals              (5,629)        (5,224)       (50,321)      (133,251)       (15,714)       (42,476)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                             (64)           (79)        (1,092)        (1,123)          (563)          (593)
   Net transfers between Sub-Accounts          (101)       (53,634)       (60,786)        40,650         59,014       (133,225)
   Other transfers from (to) the
     General Account                             76            235          8,857         25,061          9,291         20,343
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions        1,452        (41,620)       (45,830)        (3,596)        74,520       (131,878)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  20,511        (67,441)        (7,979)       (31,783)        89,720       (131,666)

NET ASSETS:
   Beginning of year                        234,280        301,721      1,146,627      1,178,410        253,807        385,473
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   254,791    $   234,280    $ 1,138,648    $ 1,146,627    $   343,527    $   253,807
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS GROWTH AND        GOLDMAN SACHS GROWTH       GOLDMAN SACHS INTERNATIONAL
                                        INCOME STRATEGY PORTFOLIO         STRATEGY PORTFOLIO        REAL ESTATE SECURITIES FUND
                                        --------------------------    --------------------------    ---------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (3,702)   $    18,563    $    (3,226)   $       755    $     2,162    $       862
   Net realized gain (loss)                  16,271         81,883          4,062         65,229         (1,957)        (4,370)
   Change in unrealized gain (loss)          31,688       (114,242)        39,698        (76,789)        (3,325)        (3,115)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  44,257        (13,796)        40,534        (10,805)        (3,120)        (6,623)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     76,091         75,944         89,154         87,520         10,774         17,351
   Terminations and withdrawals            (102,857)       (49,484)        (4,664)       (48,163)        (8,275)        (1,998)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                          (1,868)        (1,911)          (724)          (757)           (63)           (66)
   Net transfers between Sub-Accounts         9,988       (476,815)       (16,076)      (139,192)        (3,571)       (31,510)
   Other transfers from (to) the
     General Account                         11,435         18,651             78         18,880            222          3,347
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
    assets from Contract transactions        (7,211)      (433,615)        67,768        (81,712)          (913)       (12,876)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  37,046       (447,411)       108,302        (92,517)        (4,033)       (19,499)

NET ASSETS:
   Beginning of year                        937,002      1,384,413        803,646        896,163         83,715        103,214
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   974,048    $   937,002    $   911,948    $   803,646    $    79,682    $    83,715
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          GOLDMAN SACHS
                                         GOLDMAN SACHS REAL ESTATE     GOLDMAN SACHS TECHNOLOGY              VIT CORE
                                             SECURITIES FUND              OPPORTUNITIES FUND             FIXED INCOME FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     2,090    $       598    $   (11,102)   $   (13,083)   $     4,629    $    10,029
   Net realized gain (loss)                  41,142          9,660         48,969        111,448          7,730          2,610
   Change in unrealized gain (loss)         (36,102)       (11,709)        (8,685)       (65,989)         1,322        (25,380)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                   7,130         (1,451)        29,182         32,376         13,681        (12,741)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     30,121         44,425         77,950         72,438         26,503         23,949
   Terminations and withdrawals             (31,799)       (23,074)      (103,275)       (94,149)       (47,415)       (25,145)
   Contract benefits                             --             --             --             --         (3,728)       (12,779)
   Contract charges                            (264)          (214)          (361)          (305)          (213)          (192)
   Net transfers between Sub-Accounts        44,156         66,530        101,060       (217,726)      (181,648)          (987)
   Other transfers from (to) the
     General Account                            746          4,799         11,145          8,773         12,434         10,874
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions       42,960         92,466         86,519       (230,969)      (194,067)        (4,280)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  50,090         91,015        115,701       (198,593)      (180,386)       (17,021)

NET ASSETS:
   Beginning of year                        297,277        206,262        754,580        953,173      1,040,852      1,057,873
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   347,367    $   297,277    $   870,281    $   754,580    $   860,466    $ 1,040,852
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        GOLDMAN SACHS VIT
                                        GOLDMAN SACHS VIT EQUITY       GOLDMAN SACHS VIT GLOBAL            GOVERNMENT
                                               INDEX FUND               TRENDS ALLOCATION FUND        MONEY MARKET FUND (a)
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     3,750    $     1,001    $      (342)   $      (291)   $  (124,259)   $  (135,618)
   Net realized gain (loss)                  20,554         25,444            174            490             --             --
   Change in unrealized gain (loss)           7,330        (32,988)         1,733         (1,889)            --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  31,634         (6,543)         1,565         (1,690)      (124,259)      (135,618)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     11,003         13,088            236          5,765        545,599        833,119
   Terminations and withdrawals              (5,385)        (2,412)        (1,157)          (154)      (667,341)    (1,366,788)
   Contract benefits                             --        (11,123)            --             --             --             --
   Contract charges                            (160)          (157)           (17)           (11)        (1,286)        (1,217)
   Net transfers between Sub-Accounts       115,233          2,485         18,344             --     (3,193,416)       886,938
   Other transfers from (to) the
     General Account                          3,210          3,599          4,950             --        293,676         32,500
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      123,901          5,480         22,356          5,600     (3,022,768)       384,552
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 155,535         (1,063)        23,921          3,910     (3,147,027)       248,934

NET ASSETS:
   Beginning of year                        327,361        328,424         23,056         19,146      9,384,899      9,135,965
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   482,896    $   327,361    $    46,977    $    23,056    $ 6,237,872    $ 9,384,899
                                        ===========    ===========    ===========    ===========    ===========    ===========

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT GROWTH       GOLDMAN SACHS VIT HIGH       GOLDMAN SACHS VIT LARGE
                                           OPPORTUNITIES FUND         QUALITY FLOATING RATE FUND         CAP VALUE FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (3,994)   $    (5,297)   $    (4,720)   $    (8,970)   $       876    $      (347)
   Net realized gain (loss)                  (7,862)        31,846         (9,824)        (3,637)        (3,643)        17,018
   Change in unrealized gain (loss)           4,907        (50,464)        10,190         (3,967)        13,802        (26,346)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  (6,949)       (23,915)        (4,354)       (16,574)        11,035         (9,675)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     13,442         14,524        240,746         69,046         11,840         10,274
   Terminations and withdrawals             (13,072)       (27,767)       (90,286)       (20,418)        (6,502)       (19,961)
   Contract benefits                             --             --             --         (8,182)            --             --
   Contract charges                            (210)          (228)          (276)          (309)           (54)           (45)
   Net transfers between Sub-Accounts       (47,712)       (24,085)      (488,118)          (965)        (8,075)        (1,535)
   Other transfers from (to) the
     General Account                          1,475          1,077         10,187          1,674              7             (1)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (46,077)       (36,479)      (327,747)        40,846         (2,784)       (11,268)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets    (53,026)       (60,394)      (332,101)        24,272          8,251        (20,943)

NET ASSETS:
   Beginning of year                        325,022        385,416        983,203        958,931        135,170        156,113
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   271,996    $   325,022    $   651,102    $   983,203    $   143,421    $   135,170
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT MID CAP     GOLDMAN SACHS VIT SMALL          GOLDMAN SACHS VIT
                                                VALUE FUND             CAP EQUITY INSIGHTS FUND       STRATEGIC GROWTH FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $      (540)   $    (1,612)   $      (522)   $    (1,559)   $    (2,208)   $    (2,833)
   Net realized gain (loss)                 (11,985)        11,861          4,631         11,978          3,349         15,375
   Change in unrealized gain (loss)          23,280        (27,377)        30,432        (16,038)          (418)        (8,843)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  10,755        (17,128)        34,541         (5,619)           723          3,699
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      5,075          5,469         26,676         26,341         10,829         13,549
   Terminations and withdrawals             (73,473)        (1,992)       (10,166)        (9,805)       (21,762)        (2,054)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                             (44)           (35)           (72)           (73)          (207)          (210)
   Net transfers between Sub-Accounts            --        125,518         32,146        (20,623)           688          3,275
   Other transfers from (to) the
     General Account                            285         27,227            994            118            767            940
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (68,157)       156,187         49,578         (4,042)        (9,685)        15,500
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets    (57,402)       139,059         84,119         (9,661)        (8,962)        19,199

NET ASSETS:
   Beginning of year                        176,724         37,665        100,413        110,074        226,440        207,241
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   119,322    $   176,724    $   184,532    $   100,413    $   217,478    $   226,440
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                             GOLDMAN SACHS VIT
                                                STRATEGIC               GOLDMAN SACHS VIT U.S.        INVESCO V.I. AMERICAN
                                        INTERNATIONAL EQUITY FUND       EQUITY INSIGHTS FUND              FRANCHISE FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     1,062    $        66    $      (598)   $    (4,308)   $      (455)   $      (222)
   Net realized gain (loss)                    (107)           231          8,138         27,467          3,379            306
   Change in unrealized gain (loss)          (5,803)        (1,098)         8,951        (45,759)        (1,923)           669
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  (4,848)          (801)        16,491        (22,600)         1,001            753
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      5,460          6,629          7,869         27,849          1,904          1,670
   Terminations and withdrawals              (3,678)        (2,359)        (9,688)        (4,325)          (228)          (848)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                             (25)           (28)           (93)          (110)           (29)           (29)
   Net transfers between Sub-Accounts        88,662             87        (18,039)      (292,389)        11,057          7,818
   Other transfers from (to) the
     General Account                              1              3          2,365          2,367             --           (141)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions       90,420          4,332        (17,586)      (266,608)        12,704          8,470
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                  85,572          3,531         (1,095)      (289,208)        13,705          9,223

NET ASSETS:
   Beginning of year                        115,823        112,292        181,228        470,436         23,503         14,280
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   201,395    $   115,823    $   180,133    $   181,228    $    37,208    $    23,503
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                            INVESCO V.I. CORE             INVESCO V.I. GLOBAL        INVESCO V.I. MID CAP CORE
                                               EQUITY FUND                 HEALTH CARE FUND                 EQUITY FUND
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (2,230)   $    (1,709)   $   (15,800)   $   (20,937)   $      (310)   $       (99)
   Net realized gain (loss)                  32,139         51,672        120,937        233,241          1,860            523
   Change in unrealized gain (loss)         (12,476)       (73,265)      (261,640)      (199,585)         1,485           (706)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  17,433        (23,302)      (156,503)        12,719          3,035           (282)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     11,959         16,115         67,865        186,656         12,600          5,211
   Terminations and withdrawals             (19,945)       (12,766)      (168,933)       (36,192)          (744)           (52)
   Contract benefits                             --             --             --        (19,086)            --             --
   Contract charges                             (61)           (64)          (339)          (363)            (9)            (7)
   Net transfers between Sub-Accounts       (20,153)       (43,528)        11,563       (295,672)        17,267           (256)
   Other transfers from (to) the
     General Account                             (1)             6          5,550        102,352         13,563             (2)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      (28,201)       (40,237)       (84,294)       (62,305)        42,677          4,894
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets    (10,768)       (63,539)      (240,797)       (49,586)        45,712          4,612

NET ASSETS:
   Beginning of year                        302,416        365,955      1,175,865      1,225,451          5,602            990
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   291,648    $   302,416    $   935,068    $ 1,175,865    $    51,314    $     5,602
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                          JANUS ASPEN ENTERPRISE          JANUS ASPEN FORTY          JANUS ASPEN PERKINS MID
                                                PORTFOLIO                     PORTFOLIO                CAP VALUE PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (9,853)   $    (4,778)   $   (10,957)   $    (9,650)   $    (5,848)   $    (3,916)
   Net realized gain (loss)                  63,042         62,370         75,893        127,486        135,648         96,728
   Change in unrealized gain (loss)          14,230        (55,355)       (67,418)       (60,640)        39,689       (144,116)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  67,419          2,237         (2,482)        57,196        169,489        (51,304)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     25,424         61,826         44,502         53,519         77,133         58,508
   Terminations and withdrawals             (28,984)       (23,969)       (30,336)       (29,047)       (62,399)       (14,571)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (252)          (228)          (322)          (326)          (288)          (279)
   Net transfers between Sub-Accounts       160,532        185,133        107,735        191,434         66,706         44,885
   Other transfers from (to) the
     General Account                          5,769         13,837          7,183          4,479         17,977         11,167
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      162,489        236,599        128,762        220,059         99,129         99,710
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets    229,908        238,836        126,280        277,255        268,618         48,406

NET ASSETS:
   Beginning of year                        625,913        387,077        839,696        562,441      1,007,902        959,496
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   855,821    $   625,913    $   965,976    $   839,696    $ 1,276,520    $ 1,007,902
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                           MFS(R) NEW DISCOVERY                                      OPPENHEIMER CONSERVATIVE
                                                  SERIES               MFS(R) UTILITIES SERIES           BALANCED FUND/VA
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (3,537)   $    (3,484)   $     9,383    $    16,249    $     3,904    $     3,842
   Net realized gain (loss)                   8,972          4,126            236         15,951         11,989         19,227
   Change in unrealized gain (loss)          12,746         (8,897)        28,593       (118,949)         1,863        (28,276)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  18,181         (8,255)        38,212        (86,749)        17,756         (5,207)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     22,138         27,454         52,693         48,480         21,304         20,973
   Terminations and withdrawals             (17,653)        (3,539)       (46,593)       (23,728)       (64,102)       (20,358)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (126)          (120)          (228)          (228)          (585)          (539)
   Net transfers between Sub-Accounts       105,329        (29,401)       (15,977)      (157,320)         4,014        (49,954)
   Other transfers from (to) the
     General Account                          5,391         10,195          2,950          8,176          7,736         10,760
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions      115,079          4,589         (7,155)      (124,620)       (31,633)       (39,118)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                 133,260         (3,666)        31,057       (211,369)       (13,877)       (44,325)

NET ASSETS:
   Beginning of year                        237,717        241,383        375,507        586,876        488,691        533,016
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   370,977    $   237,717    $   406,564    $   375,507    $   474,814    $   488,691
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                          OPPENHEIMER GLOBAL         OPPENHEIMER MAIN STREET
                                        OPPENHEIMER GLOBAL FUND/VA     STRATEGIC INCOME FUND/VA        SMALL CAP FUND(R)/VA
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (5,911)   $    (3,884)   $    32,093    $    39,873    $   (10,595)   $    (5,251)
   Net realized gain (loss)                  68,817         90,467        (21,096)       (14,711)        30,998         86,697
   Change in unrealized gain (loss)         (90,822)       (70,060)        35,316        (62,945)       135,042       (140,886)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                 (27,916)        16,523         46,313        (37,783)       155,445        (59,440)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     88,224        125,243         58,160         42,806         83,781         91,625
   Terminations and withdrawals             (73,529)       (29,986)      (147,800)      (263,075)       (33,951)       (37,300)
   Contract benefits                             --             --             --             --             --             --
   Contract charges                            (494)          (464)          (383)          (420)          (375)          (365)
   Net transfers between Sub-Accounts      (175,789)        36,247       (115,266)        (9,374)       364,729         97,574
   Other transfers from (to) the
     General Account                          9,482         16,064            934         10,712         22,517         13,384
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions     (152,106)       147,104       (204,355)      (219,351)       436,701        164,918
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                (180,022)       163,627       (158,042)      (257,134)       592,146        105,478

NET ASSETS:
   Beginning of year                      1,147,307        983,680        967,079      1,224,213        673,856        568,378
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $   967,285    $ 1,147,307    $   809,037    $   967,079    $ 1,266,002    $   673,856
                                        ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                           PIONEER DISCIPLINED         PIONEER EMERGING MARKETS       PIONEER MID CAP VALUE
                                          VALUE VCT PORTFOLIO (b)          VCT PORTFOLIO                  VCT PORTFOLIO
                                        --------------------------    --------------------------    --------------------------
                                           2016            2015           2016           2015          2016            2015
                                        -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     2,306    $    (1,442)   $    (6,331)   $    12,974    $    (3,947)   $    (3,690)
   Net realized gain (loss)                 (20,452)        37,993        (44,984)        11,498         22,754         48,352
   Change in unrealized gain (loss)          17,145        (53,635)        62,521       (109,874)        37,487        (79,693)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from operations                  (1,001)       (17,084)        11,206        (85,402)        56,294        (35,031)
                                        -----------    -----------    -----------    -----------    -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      8,079         31,568         57,587         62,290         18,419         19,074
   Terminations and withdrawals                  --         (3,188)       (34,381)       (42,805)       (10,112)        (4,144)
   Contract benefits                             --             --             --             --             --         (5,812)
   Contract charges                             (17)           (66)          (256)          (277)           (86)          (100)
   Net transfers between Sub-Accounts      (246,334)        (6,175)       312,152        (78,810)        83,930        (13,722)
   Other transfers from (to) the
     General Account                            416          1,532          6,523          4,888          1,196            111
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions     (237,856)        23,671        341,625        (54,714)        93,347         (4,593)
                                        -----------    -----------    -----------    -----------    -----------    -----------
   Net increase (decrease) in net
     assets                                (238,857)         6,587        352,831       (140,116)       149,641        (39,624)

NET ASSETS:
   Beginning of year                        238,857        232,270        374,564        514,680        392,286        431,910
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year                          $        --    $   238,857    $   727,395    $   374,564    $   541,927    $   392,286
                                        ===========    ===========    ===========    ===========    ===========    ===========

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                          PIONEER SELECT MID CAP
                                           GROWTH VCT PORTFOLIO
                                        --------------------------
                                           2016            2015
                                        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (9,193)   $   (11,178)
   Net realized gain (loss)                  82,206         96,042
   Change in unrealized gain (loss)         (71,238)       (83,421)
                                        -----------    -----------
   Net increase (decrease) in net
     assets from operations                   1,775          1,443
                                        -----------    -----------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     30,726         35,811
   Terminations and withdrawals             (33,130)       (62,893)
   Contract benefits                             --             --
   Contract charges                            (241)          (241)
   Net transfers between Sub-Accounts        38,864        (47,218)
   Other transfers from (to) the
     General Account                          4,474          7,585
                                        -----------    -----------
   Net increase (decrease) in net
     assets from Contract transactions       40,693        (66,956)
                                        -----------    -----------
   Net increase (decrease) in net
     assets                                  42,468        (65,513)

NET ASSETS:
   Beginning of year                        729,593        795,106
                                        -----------    -----------
   End of year                          $   772,061    $   729,593
                                        ===========    ===========

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

NOTE 1 - ORGANIZATION

Commonwealth Annuity Separate Account A (the "Separate Account"), which funds the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on February 15, 2007, for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic
(Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's general assets are subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or Commonwealth Annuity by the SEC.

Epoch Securities, Inc. ("Epoch") was formerly the principal underwriter for the Separate Account. Epoch, an affiliate of Commonwealth Annuity, was a wholly-owned subsidiary of Global Atlantic (Fin) Company, and was a wholly-owned indirect subsidiary of GAFG. Effective December 31, 2015, Epoch merged into Forethought Distributors, LLC. Forethought Distributors, LLC changed its name to Global Atlantic Distributors, LLC on May 1, 2016. Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned subsidiary of Global Atlantic (Fin) Company, and is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Sixty-three Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS

AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS(R) Variable Insurance Trust
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 1 - ORGANIZATION (CONTINUED)

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

UNDERLYING FUND                                                     CLASS
----------------------------------------------------------   -------------------
AB VPS Intermediate Bond Portfolio                             Class B
AB VPS International Value Portfolio                           Class B
AB VPS Small Cap Growth Portfolio                              Class B
AB VPS Small/Mid Cap Value Portfolio                           Class B
Fidelity VIP Contrafund(R) Portfolio                           Service Class 2
Fidelity VIP Disciplined Small Cap Portfolio                   Service Class 2
Fidelity VIP Equity-Income Portfolio                           Service Class 2
Fidelity VIP Freedom 2005 Portfolio                            Service Class 2
Fidelity VIP Freedom 2010 Portfolio                            Service Class 2
Fidelity VIP Freedom 2015 Portfolio                            Service Class 2
Fidelity VIP Freedom 2020 Portfolio                            Service Class 2
Fidelity VIP Freedom 2025 Portfolio                            Service Class 2
Fidelity VIP Freedom 2030 Portfolio                            Service Class 2
Fidelity VIP Freedom 2035 Portfolio                            Service Class 2
Fidelity VIP Freedom 2040 Portfolio                            Service Class 2
Fidelity VIP Freedom 2045 Portfolio                            Service Class 2
Fidelity VIP Freedom 2050 Portfolio                            Service Class 2
Fidelity VIP Freedom Income Portfolio                          Service Class 2
Fidelity VIP Growth Opportunities Portfolio                    Service Class 2
Fidelity VIP Index 500 Portfolio                               Service Class 2
Fidelity VIP Mid Cap Portfolio                                 Service Class 2
Fidelity VIP Overseas Portfolio                                Service Class 2
Fidelity VIP Strategic Income Portfolio                        Service Class 2
FT VIP Franklin Income VIP Fund                                Class 2
FT VIP Franklin Mutual Global Discovery VIP Fund               Class 2
FT VIP Franklin Mutual Shares VIP Fund                         Class 2
FT VIP Franklin Small Cap Value VIP Fund                       Class 2
FT VIP Templeton Growth VIP Fund                               Class 2
Goldman Sachs Balanced Strategy Portfolio                      Class A
Goldman Sachs Equity Growth Strategy Portfolio                 Class A
Goldman Sachs Growth and Income Strategy Portfolio             Class A
Goldman Sachs Growth Strategy Portfolio                        Class A
Goldman Sachs International Real Estate Securities Fund        Class A
Goldman Sachs Real Estate Securities Fund                      Class A
Goldman Sachs Technology Opportunities Fund                    Class A
Goldman Sachs VIT Core Fixed Income Fund                       Service Shares
Goldman Sachs VIT Equity Index Fund                            Service Shares
Goldman Sachs VIT Global Trends Allocation Fund                Service Shares
Goldman Sachs VIT Government Money Market Fund                 Service Shares
Goldman Sachs VIT Growth Opportunities Fund                    Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund              Service Shares
Goldman Sachs VIT Large Cap Value Fund                         Service Shares
Goldman Sachs VIT Mid Cap Value Fund                           Service Shares
Goldman Sachs VIT Small Cap Equity Insights Fund               Service Shares
Goldman Sachs VIT Strategic Growth Fund                        Service Shares
Goldman Sachs VIT Strategic International Equity Fund          Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund                    Service Shares
Invesco V.I. American Franchise Fund                           Series II Shares
Invesco V.I. Core Equity Fund                                  Series II Shares

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 1 - ORGANIZATION (CONTINUED)

UNDERLYING FUND (CONTINUED)                                       FUND CLASS
----------------------------------------------------------   -------------------
Invesco V.I. Global Health Care Fund                           Series II Shares
Invesco V.I. Mid Cap Core Equity Fund                          Series II Shares
Janus Aspen Enterprise Portfolio                               Service Shares
Janus Aspen Forty Portfolio                                    Service Shares
Janus Aspen Perkins Mid Cap Value Portfolio                    Service Shares
MFS(R) New Discovery Series                                    Service Class
MFS(R) Utilities Series                                        Service Class
Oppenheimer Conservative Balanced Fund/VA                      Service Shares
Oppenheimer Global Fund/VA                                     Service Shares
Oppenheimer Global Strategic Income Fund/VA                    Service Shares
Oppenheimer Main Street Small Cap Fund(R)/VA                   Service Shares
Pioneer Disciplined Value VCT Portfolio                        Class II
Pioneer Emerging Markets VCT Portfolio                         Class II
Pioneer Mid Cap Value VCT Portfolio                            Class II
Pioneer Select Mid Cap Growth VCT Portfolio                    Class I

The following Sub-Account was renamed as indicated:

DATE                                     NEW NAME                                      OLD NAME
------------------   ------------------------------------------------   -------------------------------------
April 15, 2016       Goldman Sachs VIT Government Money Market Fund     Goldman Sachs VIT Money Market Fund

The following Sub-Account was liquidated as indicated:

DATE                        LIQUIDATED SUB-ACCOUNT
----------------   ---------------------------------------
June 3, 2016       Pioneer Disciplined Value VCT Portfolio

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Accounts are closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNTS

AB VPS Small Cap Growth Portfolio
Pioneer Disciplined Value VCT Portfolio

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS

For the year ended December 31, 2016, Commonwealth Annuity evaluated subsequent events through March 31, 2017; the issuance date of the financial statements. No subsequent events required disclosure.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

                        Basis of Fair Value Measurement

     Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

     Level 2 Inputs to valuation techniques are observable either directly or indirectly.

     Level 3 One or more inputs to valuation techniques are both significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

ANNUITIZED CONTRACTS

Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 2.5 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

Contract owners may allocate their Contract values to variable investment options in the Separate Account and the Fixed Account. The Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed) reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Net transfers between Sub-Accounts are amounts that Contract owners have directed to be moved among variable Sub-Accounts. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2016.

DIVERSIFICATION REQUIREMENT

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, the Contract fee is deducted from the purchase payments and related earnings in the chronological order in which they were received. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

                                                              COMMONWEALTH                        COMMONWEALTH
                                                                 ANNUITY                            ANNUITY
                                              COMMONWEALTH    ADVANTAGE IV      COMMONWEALTH     PREFERRED PLUS
                                                 ANNUITY      WITH OPTIONAL       ANNUITY        WITH OPTIONAL      COMMONWEALTH
                                              ADVANTAGE IV      RIDER(S)       PREFERRED PLUS       RIDER(S)       ANNUITY HORIZON
                                             --------------  ---------------  ----------------  ----------------  -----------------
Annual Contract Fee                          $          30   $            30  $             30  $             30  $              30

Separate Account Annual Expenses
   Mortality and Expense Risk                          1.15%            1.15%             1.35%             1.35%              0.60%
   Administrative Expenses                             0.15%            0.15%             0.15%             0.15%              0.15%
                                             --------------  ---------------  ----------------  ----------------  -----------------
Total Separate Account Annual Expense
   without optional riders                             1.30%            1.30%             1.50%             1.50%              0.75%
                                             ==============  ===============  ================  ================  =================

Sub-Account Rider Charges:
   Optional Step-Up Death Benefit Charge                N/A             0.20%              N/A              0.20%               N/A
   No Withdrawal Charge Rider                           N/A             0.35%              N/A               N/A                N/A

Contract Rider Charges:
   Guaranteed Lifetime Withdrawal Benefit
     ("GLWB") Rider:
       Maximum Charge:                                 1.00%            1.00%             1.00%             1.00%               N/A
       Current Charge:                                 0.50%            0.50%             0.50%             0.50%               N/A

   GLWB Plus for Two
       Maximum Charge:                                 1.50%            1.50%             1.50%             1.50%               N/A
       Current Charge:                                 0.75%            0.75%             0.75%             0.75%               N/A

                                             WHEN CHARGE IS DEDUCTED                                  HOW DEDUCTED
                                -------------------------------------------------  -------------------------------------------------
Annual Contract Fee             Annually, and upon full surrender of the Contract  Charged against individual Contracts
Mortality and Expense Risk      Daily                                              Deducted from Sub-Accounts as a reduction in Unit
   Charge                                                                             Fair Value
Administrative Charge           Daily                                              Deducted from Sub-Accounts as a reduction in Unit
                                                                                      Fair Value
Sub-Account Rider Charges       Daily                                              Deducted from Sub-Accounts as a reduction in Unit
                                                                                      Fair Value
Contract Rider Charges          Monthly                                            Charged against individual Contracts

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged may vary by the product, the age of the Contract owner, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. Total surrender charges assessed under a Contract will never exceed 8% of the total purchase payments (not including purchase payment bonuses) made under the Contract.

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.

Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Trust ("GST") and Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2016, management fees of the underlying GST and Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager and administrator of the GST funds and the Goldman Sachs VIT funds.

The GST and the Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.15% to 1.05% for the GST funds and 0.20% to 1.00% for the Goldman Sachs VIT funds of the fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each fund paid a fee equal to an annual rate of 0.25% for the GST funds and 0.03% to 0.25% for the Goldman Sachs VIT funds of the fund's average daily net assets.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 4 - CHANGES IN UNITS OUTSTANDING

The changes in units outstanding were as follows:

                                                                          2016                                 2015
                                                          -----------------------------------    ----------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
AB VPS Intermediate Bond Portfolio                           604,529    (320,552)     283,977      269,285    (114,995)     154,290
AB VPS International Value Portfolio                          17,274     (11,832)       5,442      223,691    (146,906)      76,785
AB VPS Small Cap Growth Portfolio                              1,414     (37,028)     (35,614)       6,573     (38,269)     (31,696)
AB VPS Small/Mid Cap Value Portfolio                          83,036     (53,156)      29,880      131,213    (245,728)    (114,515)
Fidelity VIP Contrafund(R) Portfolio                         411,926    (232,893)     179,033      503,013    (312,539)     190,474
Fidelity VIP Disciplined Small Cap Portfolio                  31,464     (15,621)      15,843       39,014     (21,774)      17,240
Fidelity VIP Equity-Income Portfolio                         325,749     (97,930)     227,819      369,942    (378,388)      (8,446)
Fidelity VIP Freedom 2005 Portfolio                              816         (28)         788          658         (18)         640
Fidelity VIP Freedom 2010 Portfolio                              223     (32,408)     (32,185)     105,245    (125,771)     (20,526)
Fidelity VIP Freedom 2015 Portfolio                           41,013      (2,491)      38,522       11,350    (116,242)    (104,892)
Fidelity VIP Freedom 2020 Portfolio                           82,434     (89,771)      (7,337)      40,722     (31,172)       9,550
Fidelity VIP Freedom 2025 Portfolio                           70,707     (24,971)      45,736       44,763     (58,203)     (13,440)
Fidelity VIP Freedom 2030 Portfolio                           29,918     (83,446)     (53,528)      35,777     (17,230)      18,547
Fidelity VIP Freedom 2035 Portfolio                          119,387    (113,240)       6,147      563,264    (536,138)      27,126
Fidelity VIP Freedom 2040 Portfolio                           12,791      (9,097)       3,694      291,192     (10,574)     280,618
Fidelity VIP Freedom 2045 Portfolio                           12,136      (3,205)       8,931       14,588     (12,867)       1,721
Fidelity VIP Freedom 2050 Portfolio                           27,941     (25,425)       2,516       11,623      (7,233)       4,390
Fidelity VIP Freedom Income Portfolio                          1,317      (2,676)      (1,359)      51,569    (124,377)     (72,808)
Fidelity VIP Growth Opportunities Portfolio                   34,174     (39,457)      (5,283)      79,971     (51,336)      28,635
Fidelity VIP Index 500 Portfolio                             604,418    (288,585)     315,833      617,445    (324,056)     293,389
Fidelity VIP Mid Cap Portfolio                               214,811    (115,934)      98,877      218,666    (227,708)      (9,042)
Fidelity VIP Overseas Portfolio                               61,105    (101,065)     (39,960)     109,289     (32,855)      76,434
Fidelity VIP Strategic Income Portfolio                      670,149    (498,841)     171,308       97,503    (106,474)      (8,971)
FT VIP Franklin Income VIP Fund                              374,032    (191,467)     182,565      358,058    (461,792)    (103,734)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                          2016                                 2015
                                                          -----------------------------------  ------------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
FT VIP Franklin Mutual Global Discovery VIP Fund             334,121    (124,151)     209,970      276,858    (204,841)      72,017
FT VIP Franklin Mutual Shares VIP Fund                       152,249     (34,355)     117,894       35,088      (7,818)      27,270
FT VIP Franklin Small Cap Value VIP Fund                     266,019    (120,245)     145,774      105,757     (96,862)       8,895
FT VIP Templeton Growth VIP Fund                               7,665      (6,151)       1,514       52,803     (98,003)     (45,200)
Goldman Sachs Balanced Strategy Portfolio                    196,684    (239,454)     (42,770)     359,473    (354,647)       4,826
Goldman Sachs Equity Growth Strategy Portfolio                95,902     (25,899)      70,003       44,805    (168,597)    (123,792)
Goldman Sachs Growth and Income Strategy Portfolio           140,368    (145,577)      (5,209)     613,536  (1,013,637)    (400,101)
Goldman Sachs Growth Strategy Portfolio                       96,225     (36,474)      59,751      477,837    (559,208)     (81,371)
Goldman Sachs International Real Estate Securities Fund       30,850     (32,712)      (1,862)      47,120     (68,471)     (21,351)
Goldman Sachs Real Estate Securities Fund                    164,700    (137,151)      27,549      160,430     (94,979)      65,451
Goldman Sachs Technology Opportunities Fund                  167,791    (125,907)      41,884      141,493    (279,737)    (138,244)
Goldman Sachs VIT Core Fixed Income Fund                     111,383    (266,135)    (154,752)      84,318     (88,112)      (3,794)
Goldman Sachs VIT Equity Index Fund                           98,385     (20,085)      78,300       66,933     (65,928)       1,005
Goldman Sachs VIT Global Trends Allocation Fund               38,147     (18,014)      20,133        4,840        (146)       4,694
Goldman Sachs VIT Government Money Market Fund (a)         1,722,302  (5,027,811)  (3,305,509)   4,968,404  (4,552,184)     416,220
Goldman Sachs VIT Growth Opportunities Fund                   10,239     (42,369)     (32,130)      11,641     (33,187)     (21,546)
Goldman Sachs VIT High Quality Floating Rate Fund            463,407    (745,191)    (281,784)     215,711    (178,970)      36,741
Goldman Sachs VIT Large Cap Value Fund                        47,413     (50,928)      (3,515)      11,774     (21,659)      (9,885)
Goldman Sachs VIT Mid Cap Value Fund                           5,972     (51,464)     (45,492)     107,294     (13,297)      93,997
Goldman Sachs VIT Small Cap Equity Insights Fund              49,715     (14,130)      35,585       24,360     (28,270)      (3,910)

--------
(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                          2016                                 2015
                                                          -----------------------------------    ----------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
Goldman Sachs VIT Strategic Growth Fund                        8,507     (14,615)      (6,108)      17,280      (7,174)      10,106
Goldman Sachs VIT Strategic International Equity Fund        121,294      (6,486)     114,808        8,147      (3,074)       5,073
Goldman Sachs VIT U.S. Equity Insights Fund                    9,454     (21,207)     (11,753)     165,471    (367,713)    (202,242)
Invesco V.I. American Franchise Fund                          10,106        (216)       9,890        7,149        (729)       6,420
Invesco V.I. Core Equity Fund                                 64,375     (90,590)     (26,215)      15,295     (43,862)     (28,567)
Invesco V.I. Global Health Care Fund                         194,657    (245,006)     (50,349)     459,626    (491,814)     (32,188)
Invesco V.I. Mid Cap Core Equity Fund                         44,283      (1,206)      43,077       12,666      (7,693)       4,973
Janus Aspen Enterprise Portfolio                             125,652     (39,729)      85,923      170,675     (36,964)     133,711
Janus Aspen Forty Portfolio                                  238,774    (165,665)      73,109      219,473     (87,604)     131,869
Janus Aspen Perkins Mid Cap Value Portfolio                  211,529    (152,576)      58,953       95,761     (25,775)      69,986
MFS(R) New Discovery Series                                   87,675     (18,391)      69,284       27,722     (24,719)       3,003
MFS(R) Utilities Series                                       62,930     (66,094)      (3,164)     165,017    (246,687)     (81,670)
Oppenheimer Conservative Balanced Fund/VA                     47,053     (79,006)     (31,953)      78,802    (131,576)     (52,774)
Oppenheimer Global Fund/VA                                   144,939    (274,090)    (129,151)     248,871    (138,946)     109,925
Oppenheimer Global Strategic Income Fund/VA                   86,718    (246,070)    (159,352)     242,753    (421,120)    (178,367)
Oppenheimer Main Street Small Cap Fund(R)/VA                 397,847    (120,233)     277,614      295,621    (197,675)      97,946
Pioneer Disciplined Value VCT Portfolio (b)                   10,650    (228,714)    (218,064)      35,458     (15,230)      20,228
Pioneer Emerging Markets VCT Portfolio                       889,092    (282,365)     606,727      170,690    (272,111)    (101,421)
Pioneer Mid Cap Value VCT Portfolio                          116,815     (52,594)      64,221       35,230     (40,308)      (5,078)
Pioneer Select Mid Cap Growth VCT Portfolio                  137,230    (120,257)      16,973       44,903     (88,049)     (43,146)

--------
(b) Fund liquidation. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2016 were as follows:

              INVESTMENT PORTFOLIOS                          PURCHASES         SALES
              ---------------------                          ---------         -----
AB VPS Intermediate Bond Portfolio                        $     668,649   $     243,473
AB VPS International Value Portfolio                             11,244           8,639
AB VPS Small Cap Growth Portfolio                               131,935          59,537
AB VPS Small/Mid Cap Value Portfolio                            151,049          63,314
Fidelity VIP Contrafund(R) Portfolio                            703,887         250,129
Fidelity VIP Disciplined Small Cap Portfolio                     63,486          26,423
Fidelity VIP Equity-Income Portfolio                            579,489          94,570
Fidelity VIP Freedom 2005 Portfolio                               1,057              58
Fidelity VIP Freedom 2010 Portfolio                               1,324          40,393
Fidelity VIP Freedom 2015 Portfolio                              68,548           7,340
Fidelity VIP Freedom 2020 Portfolio                             146,120         130,290
Fidelity VIP Freedom 2025 Portfolio                             114,452          37,011
Fidelity VIP Freedom 2030 Portfolio                              53,936         117,414
Fidelity VIP Freedom 2035 Portfolio                              79,830          54,186
Fidelity VIP Freedom 2040 Portfolio                              64,372          22,216
Fidelity VIP Freedom 2045 Portfolio                              19,503           4,890
Fidelity VIP Freedom 2050 Portfolio                              34,319          26,587
Fidelity VIP Freedom Income Portfolio                               739           2,036
Fidelity VIP Growth Opportunities Portfolio                      75,294          81,936
Fidelity VIP Index 500 Portfolio                                971,665         398,898
Fidelity VIP Mid Cap Portfolio                                  303,083          92,223
Fidelity VIP Overseas Portfolio                                  48,755          98,517
Fidelity VIP Strategic Income Portfolio                         707,035         464,528
FT VIP Franklin Income VIP Fund                                 597,776         223,392
FT VIP Franklin Mutual Global Discovery VIP Fund                529,176         123,024
FT VIP Franklin Mutual Shares VIP Fund                          221,980          40,825
FT VIP Franklin Small Cap Value VIP Fund                        456,431         115,174
FT VIP Templeton Growth VIP Fund                                 20,312           8,424
Goldman Sachs Balanced Strategy Portfolio                        71,053         121,211
Goldman Sachs Equity Growth Strategy Portfolio                  105,572          31,001
Goldman Sachs Growth and Income Strategy Portfolio              142,649         153,562
Goldman Sachs Growth Strategy Portfolio                          96,800          32,258
Goldman Sachs International Real Estate Securities Fund          23,492          22,243
Goldman Sachs Real Estate Securities Fund                       233,020         149,847
Goldman Sachs Technology Opportunities Fund                     290,365         173,557
Goldman Sachs VIT Core Fixed Income Fund                        116,991         306,429
Goldman Sachs VIT Equity Index Fund                             176,984          30,812
Goldman Sachs VIT Global Trends Allocation Fund                  38,019          16,005
Goldman Sachs VIT Government Money Market Fund (a)              994,657       4,141,684
Goldman Sachs VIT Growth Opportunities Fund                      15,763          64,017
Goldman Sachs VIT High Quality Floating Rate Fund               267,912         600,379
Goldman Sachs VIT Large Cap Value Fund                           52,436          52,922

--------
(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

              INVESTMENT PORTFOLIOS                          PURCHASES         SALES
              ---------------------                          ---------         -----
Goldman Sachs VIT Mid Cap Value Fund                      $         6,508   $        75,143
Goldman Sachs VIT Small Cap Equity Insights Fund                   75,823            22,036
Goldman Sachs VIT Strategic Growth Fund                            12,012            23,883
Goldman Sachs VIT Strategic International Equity Fund              98,668             7,186
Goldman Sachs VIT U.S. Equity Insights Fund                        18,888            30,407
Invesco V.I. American Franchise Fund                               16,257               697
Invesco V.I. Core Equity Fund                                     110,654           119,099
Invesco V.I. Global Health Care Fund                              452,738           382,214
Invesco V.I. Mid Cap Core Equity Fund                              45,006               787
Janus Aspen Enterprise Portfolio                                  273,698            65,851
Janus Aspen Forty Portfolio                                       425,872           199,544
Janus Aspen Perkins Mid Cap Value Portfolio                       404,709           173,227
MFS(R) New Discovery Series                                       145,667            21,367
MFS(R) Utilities Series                                            98,731            86,732
Oppenheimer Conservative Balanced Fund/VA                          42,133            69,862
Oppenheimer Global Fund/VA                                        190,071           278,359
Oppenheimer Global Strategic Income Fund/VA                        98,611           270,874
Oppenheimer Main Street Small Cap Fund(R)/VA                      547,226            89,710
Pioneer Disciplined Value VCT Portfolio (b)                        27,189           247,363
Pioneer Emerging Markets VCT Portfolio                            441,069           105,775
Pioneer Mid Cap Value VCT Portfolio                               179,975            64,726
Pioneer Select Mid Cap Growth VCT Portfolio                       255,100           140,923

--------
(b) Fund liquidation. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the Contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Contract charges offered by the Separate Account as Contract owners may not have selected all available and applicable Contract options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
AB VPS INTERMEDIATE BOND PORTFOLIO
2016              937,045           1.33           1.20      1,277,193        3.00        0.75        1.70        2.31         3.45
2015              653,068           1.30           1.16        863,631        3.13        0.75        1.70       (1.88)       (0.93)
2014              498,778           1.32           1.36        674,335        3.22        1.30        1.70        4.41         4.84
2013              459,034           1.27           1.11        591,053        3.89        0.75        1.70       (4.00)       (3.06)
2012              679,017           1.32           1.14        909,005        4.70        0.75        1.70        4.00         5.00
AB VPS INTERNATIONAL VALUE PORTFOLIO
2016              330,450           0.60           1.08        202,153        1.12        0.75        1.65       (3.23)       (0.92)
2015              325,008           0.62           0.63        203,237        2.17        1.30        1.65        0.71         1.07
2014              248,223           0.61           0.63        153,566        3.32        1.30        1.65       (8.00)       (7.67)
2013              249,921           0.66           0.68        167,788        6.42        1.30        1.65       20.71        21.14
2012              226,099           0.55           0.56        125,628        1.54        1.30        1.65       12.31        12.71
AB VPS SMALL CAP GROWTH PORTFOLIO
2016              257,536           1.64           1.71        433,036         N/A        1.30        1.70        4.46         4.91
2015              293,150           1.57           1.63        471,084         N/A        1.30        1.70       (3.21)       (2.81)
2014              324,846           1.63           1.67        537,969         N/A        1.30        1.70       (3.74)       (3.35)
2013              369,307           1.69           1.73        633,519         N/A        1.30        1.70       42.87        43.45
2012              401,452           1.18           1.21        480,977         N/A        1.30        1.70       12.78        13.24
AB VPS SMALL/MID CAP VALUE PORTFOLIO
2016              461,152           1.80           1.93        844,461        0.36        0.75        1.65       23.29        23.72
2015              431,272           1.46           1.51        641,775        0.56        1.30        1.65       (7.25)       (6.92)
2014              545,787           1.58           1.62        873,512        0.52        1.30        1.65        7.15         7.53
2013            1,018,796           1.47           1.54      1,518,980        0.46        0.75        1.65       35.37        36.58
2012              284,158           1.09           1.13        312,513        0.28        0.75        1.65       16.52        17.46

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
2016            1,522,244           1.73           1.85      2,694,135        0.67        0.75        1.70        5.49         6.94
2015            1,343,211           1.64           1.73      2,236,816        0.86        0.75        1.70       (1.29)       (0.15)
2014            1,152,737           1.66           1.74      1,938,638        0.84        0.75        1.70        9.76        10.91
2013              943,494           1.51           1.53      1,441,671        0.97        1.30        1.70       28.73        29.25
2012              698,944           1.17           1.19        826,966        1.36        1.30        1.70       14.17        14.63
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO
2016              123,316           2.00           2.12        251,482        0.50        0.75        1.65       20.48        21.14
2015              107,473           1.66           1.70        181,551        0.39        1.30        1.65       (3.79)       (3.45)
2014               90,233           1.73           1.80        158,186        0.11        0.75        1.65        3.19         4.00
2013               59,438           1.67           1.73        100,695        0.26        0.75        1.65       35.69        36.92
2012               18,173           1.23           1.25         22,603        1.79        1.30        1.65       16.63        17.05
FIDELITY VIP EQUITY-INCOME PORTFOLIO
2016              979,151           1.73           1.85      1,727,735        2.63        0.75        1.65       15.33        17.09
2015              751,332           1.50           1.58      1,142,460        2.82        0.75        1.65       (5.82)       (4.96)
2014              759,778           1.59           1.66      1,224,164        2.37        0.75        1.65        6.69         7.67
2013              959,091           1.49           1.55      1,444,139        3.50        0.75        1.65       25.72        26.88
2012               40,964           1.19           1.22         49,127        2.58        0.75        1.50       15.30        16.17
FIDELITY VIP FREEDOM 2005 PORTFOLIO
2016                2,106           1.26           1.31          2,703        1.42        0.75        1.30        3.28         3.97
2015                1,318           1.22           1.26          1,624        2.04        0.75        1.30       (1.78)       (1.23)
2014                  678           1.24           1.24            840        1.47        1.30        1.30        2.69         2.69
2013                  577           1.21           1.21            696        0.99        1.30        1.30        8.04         8.04
2012                  479           1.12           1.12            535        1.70        1.30        1.30        7.93         7.93
FIDELITY VIP FREEDOM 2010 PORTFOLIO
2016                2,514           1.34           1.34          3,380        0.42        1.30        1.30        3.88         3.88
2015               34,699           1.26           1.29         43,948        1.10        1.30        1.70       (2.22)       (1.82)
2014               55,225           1.31           1.32         72,127        2.15        1.30        1.50        2.65         2.86
2013                1,799           1.28           1.28          2,306        1.62        1.30        1.30       11.73        11.73
2012                1,483           1.15           1.15          1,701        1.99        1.30        1.30       10.14        10.14

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
FIDELITY VIP FREEDOM 2015 PORTFOLIO
2016              264,450           1.35           1.42        357,074        1.45        0.75        1.50        3.85         5.19
2015              225,928           1.30           1.35        292,781        1.21        0.75        1.50       (2.00)       (1.26)
2014              330,820           1.32           1.37        437,422        1.44        0.75        1.50        2.89         3.67
2013              305,025           1.28           1.32        392,004        1.96        0.75        1.50       12.39        13.25
2012              115,461           1.14           1.17        132,066        1.84        0.75        1.50       10.23        11.06
FIDELITY VIP FREEDOM 2020 PORTFOLIO
2016              626,144           1.37           1.46        883,825        1.24        0.75        1.65        3.79         5.04
2015              633,481           1.32           1.39        856,651        1.61        0.75        1.65       (2.10)       (1.21)
2014              623,931           1.35           1.40        858,065        1.47        0.75        1.65        2.87         3.81
2013              593,682           1.31           1.35        790,377        1.82        0.75        1.65       13.73        14.77
2012              461,757           1.15           1.18        539,013        1.88        0.75        1.65       11.21        12.22
FIDELITY VIP FREEDOM 2025 PORTFOLIO
2016              306,579           1.45           1.53        448,742        1.44        0.75        1.50        4.32         5.52
2015              260,843           1.39           1.45        364,626        1.60        0.75        1.50       (2.00)       (1.25)
2014              274,283           1.41           1.47        390,937        1.58        0.75        1.65        3.12         4.07
2013              212,571           1.37           1.41        292,991        2.15        0.75        1.65       17.74        18.82
2012               78,818           1.17           1.19         92,206        1.84        0.75        1.50       13.08        13.94
FIDELITY VIP FREEDOM 2030 PORTFOLIO
2016              223,307           1.48           1.55        331,467        1.11        0.75        1.50        4.96         5.44
2015              276,835           1.41           1.47        391,583        1.50        0.75        1.50       (2.02)       (1.28)
2014              258,288           1.44           1.49        372,588        1.41        0.75        1.50        3.17         3.96
2013              241,256           1.40           1.43        337,074        1.94        0.75        1.50       19.59        20.50
2012              177,611           1.16           1.19        207,505        2.08        0.75        1.65       13.28        14.32
FIDELITY VIP FREEDOM 2035 PORTFOLIO
2016              337,843           1.50           1.60        516,240        1.20        0.75        1.70        4.90         5.96
2015              331,696           1.43           1.51        481,870        1.46        0.75        1.70       (2.20)       (1.26)
2014              304,570           1.47           1.53        451,363        1.46        0.75        1.65        2.92         3.87
2013              218,830           1.43           1.47        314,705        1.76        0.75        1.65       22.45        23.57
2012              167,115           1.16           1.19        195,656        2.14        0.75        1.65       14.69        15.74

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
FIDELITY VIP FREEDOM 2040 PORTFOLIO
2016              710,865           1.51           1.61      1,099,249        1.16        0.75        1.65        4.86         5.92
2015              707,171           1.44           1.52      1,040,360        1.67        0.75        1.65       (2.13)       (1.27)
2014              426,553           1.48           1.50        638,592        1.80        1.30        1.65        2.97         3.34
2013              198,889           1.43           1.45        288,043        2.64        1.30        1.65       22.93        23.37
2012               66,232           1.17           1.18         77,762        2.40        1.30        1.50       14.90        15.14
FIDELITY VIP FREEDOM 2045 PORTFOLIO
2016               42,100           1.54           1.62         65,539        1.20        0.75        1.50        4.76         5.88
2015               33,169           1.47           1.53         48,914        1.52        0.75        1.50       (2.03)       (1.29)
2014               31,448           1.50           1.55         47,308        1.26        0.75        1.50        3.11         3.89
2013               27,982           1.44           1.46         40,767        1.81        1.30        1.65       23.70        24.14
2012               18,636           1.17           1.18         21,878        1.38        1.30        1.50       15.27        15.51
FIDELITY VIP FREEDOM 2050 PORTFOLIO
2016               89,927           1.53           1.62        140,140        1.28        0.75        1.65        4.79         5.88
2015               87,411           1.46           1.53        129,611        1.48        0.75        1.65       (2.22)       (1.33)
2014               83,021           1.49           1.51        125,462        1.51        1.30        1.65        2.99         3.36
2013               59,237           1.45           1.46         86,669        1.55        1.30        1.65       24.06        24.50
2012               22,653           1.17           1.18         26,626        2.50        1.30        1.65       15.45        15.86
FIDELITY VIP FREEDOM INCOME PORTFOLIO
2016               24,529           1.16           1.32         31,952        1.23        0.75        1.30        3.57         3.13
2015               25,888           1.12           1.28         32,664        0.80        0.75        1.30       (1.86)       (1.32)
2014               98,696           1.13           1.13        111,988        1.28        1.50        1.50        1.99         1.99
2013               99,085           1.11           1.12        110,244        3.31        1.30        1.50        3.63         3.84
2012                  197           1.08           1.08            212        2.82        1.30        1.30        4.86         4.86
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2016              458,685           1.98           2.04        924,772        0.05        1.30        1.70       (1.98)       (0.97)
2015              463,968           2.02           2.06        948,727        0.00        1.30        1.70        3.55         3.97
2014              435,333           1.95           1.98        857,306        0.01        1.30        1.70       10.04        10.49
2013              486,500           1.77           1.83        868,740        0.05        0.75        1.70       35.20        36.50
2012              754,775           1.31           1.34        994,135        0.17        0.75        1.70       17.30        18.49

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
FIDELITY VIP INDEX 500 PORTFOLIO
2016            1,173,722           1.90           2.03      2,265,791        1.61        0.75        1.70        9.83        10.93
2015              857,889           1.72           1.83      1,508,220        2.02        0.75        1.65       (0.59)        0.33
2014              564,500           1.73           1.82        994,872        1.98        0.75        1.65       11.42        12.57
2013              286,493           1.55           1.62        451,315        2.30        0.75        1.65       29.74        30.95
2012              124,227           1.20           1.21        150,640        2.44        1.30        1.65       13.73        14.14
FIDELITY VIP MID CAP PORTFOLIO
2016              621,073           1.67           2.34      1,059,781        0.37        0.75        1.70        9.87        10.90
2015              522,196           1.52           1.55        807,077        0.24        1.30        1.70       (3.30)       (2.91)
2014              531,238           1.57           1.60        846,177        0.02        1.30        1.70        4.23         4.65
2013              441,579           1.51           1.53        673,050        0.30        1.30        1.70       33.56        34.10
2012              394,448           1.13           1.52        449,214        0.50        0.75        1.70       12.62        13.70
FIDELITY VIP OVERSEAS PORTFOLIO
2016               64,150           1.18           1.21         76,871        0.87        1.30        1.65       (7.09)       (6.20)
2015              104,110           1.27           1.29        133,759        2.94        1.30        1.65        1.59         1.95
2014               27,676           1.25           1.27         34,927        0.64        1.30        1.65       (9.81)       (9.49)
2013               22,277           1.39           1.40         31,114        1.17        1.30        1.65       28.02        28.48
2012               14,180           1.08           1.09         15,421        1.98        1.30        1.65       18.41        18.83
FIDELITY VIP STRATEGIC INCOME PORTFOLIO
2016            1,104,883           1.19           1.46      1,359,985        3.66        0.75        1.65        6.25         7.35
2015              933,575           1.12           1.36      1,081,949        2.55        0.75        1.65       (3.55)       (2.67)
2014              942,546           1.16           1.40      1,123,144        2.75        0.75        1.65        1.67         2.60
2013              733,096           1.14           1.36        854,251        3.88        0.75        1.65       (1.62)       (0.72)
2012              720,008           1.16           1.37        842,629        3.81        0.75        1.65        8.41         9.41
FT VIP FRANKLIN INCOME VIP FUND
2016            3,031,835           1.35           1.48      4,162,940        4.91        0.75        1.65       12.50        12.98
2015            2,849,270           1.20           1.24      3,480,635        4.61        1.30        1.65       (8.59)       (8.26)
2014            2,953,004           1.31           1.35      3,938,248        4.88        1.30        1.65        2.89         3.26
2013            2,667,240           1.28           1.36      3,449,663        6.43        0.75        1.65       12.06        13.07
2012            2,529,612           1.14           1.21      2,912,926        5.93        0.75        1.65       10.79        11.77

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND
2016            1,221,931           1.38           1.62      1,742,855        1.65        0.75        1.70        9.52        10.96
2015            1,011,961           1.26           1.46      1,305,453        2.86        0.75        1.70       (5.29)       (4.18)
2014              939,944           1.33           1.52      1,276,719        2.20        0.75        1.70        3.91         4.99
2013              821,846           1.28           1.45      1,070,916        2.26        0.75        1.70       25.45        26.66
2012              713,815           1.02           1.14        738,651        2.68        0.75        1.70       11.43        12.57
FT VIP FRANKLIN MUTUAL SHARES VIP FUND
2016              363,484           1.28           1.33        478,520        2.22        1.30        1.70       14.29        14.66
2015              245,590           1.12           1.16        281,803        3.19        1.30        1.70       (6.55)       (6.17)
2014              218,320           1.20           1.24        267,167        2.06        1.30        1.70        5.30         5.73
2013              204,363           1.14           1.17        236,788        2.20        1.30        1.70       26.08        26.59
2012              236,702           0.90           0.92        217,137        2.19        1.30        1.70       12.30        12.76
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND
2016              684,933           1.67           2.74      1,174,482        0.75        0.75        1.70       27.48        29.25
2015              539,159           1.31           2.12        720,648        0.64        0.75        1.70       (8.96)       (8.09)
2014              530,264           1.45           2.31        776,464        0.62        0.75        1.65       (1.09)       (0.20)
2013              512,271           1.46           2.31        756,878        1.22        0.75        1.65       33.99        35.22
2012              451,813           1.09           1.71        498,797        0.78        0.75        1.65       16.44        17.50
FT VIP TEMPLETON GROWTH VIP FUND
2016              243,591           1.03           1.06        254,791        2.02        1.30        1.65        8.42         8.16
2015              242,077           0.95           0.98        234,280        2.77        1.30        1.65       (8.03)       (7.70)
2014              287,277           1.03           1.46        301,721        1.55        0.75        1.65       (4.42)       (3.55)
2013              275,361           1.08           1.11        301,214        2.71        1.30        1.65       28.66        29.12
2012              223,926           0.84           0.86        190,003        1.83        1.30        1.65       19.07        19.49
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
2016              994,914           1.12           1.16      1,138,648        1.07        1.30        1.70        3.70         3.57
2015            1,037,684           1.08           1.12      1,146,627        4.97        1.30        1.70       (2.58)       (2.18)
2014            1,032,858           1.11           1.40      1,178,410        3.03        0.75        1.70        0.66         1.63
2013              969,504           1.10           1.38      1,095,206        2.77        0.75        1.70        6.40         7.42
2012              894,108           1.04           1.29        945,412        2.83        0.75        1.70        8.12         9.16

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
2016              313,161           1.07           1.10        343,527        1.38        1.30        1.65        4.90         4.76
2015              243,158           1.02           1.05        253,807        0.92        1.30        1.65       (0.84)       (0.49)
2014              366,950           1.03           1.05        385,473        1.81        1.30        1.65        1.31         1.67
2013              338,141           1.01           1.04        349,462        1.75        1.30        1.65       21.48        21.91
2012              342,820           0.83           0.85        290,744        2.06        1.30        1.65       15.07        15.48
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
2016              870,470           1.08           1.59        974,048        0.97        0.75        1.65        3.85         4.61
2015              875,679           1.04           1.52        937,002        3.17        0.75        1.65       (2.19)       (1.29)
2014            1,275,780           1.06           1.54      1,384,413        2.60        0.75        1.65        0.53         1.45
2013            1,193,774           1.06           1.08      1,284,843        2.08        1.30        1.65       11.24        11.64
2012            1,128,541           0.95           0.97      1,088,895        2.53        1.30        1.65       10.58        10.97
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
2016              846,214           1.04           1.73        911,948        0.98        0.75        1.65        4.00         5.49
2015              786,463           1.00           1.03        803,646        1.47        1.30        1.65       (1.43)       (1.08)
2014              867,834           1.01           1.04        896,163        1.81        1.30        1.65        0.67         1.03
2013            1,118,639           1.00           1.03      1,141,706        1.55        1.30        1.65       16.36        16.78
2012            1,049,982           0.86           0.88        918,512        2.40        1.30        1.65       12.64        13.04
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
2016              111,865           0.71           0.72         79,682        4.07        1.30        1.50       (2.74)       (2.70)
2015              113,727           0.73           0.74         83,715        2.24        1.30        1.50       (3.72)       (3.52)
2014              135,078           0.76           1.35        103,214        2.61        0.75        1.50       (0.47)        0.29
2013              610,748           0.76           1.35        469,485        4.57        0.75        1.50        4.22         5.02
2012              338,325           0.73           1.28        248,939       19.48        0.75        1.50       40.33        41.38
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
2016              249,315           1.36           1.91        347,367        2.01        0.75        1.65        3.82         4.95
2015              221,766           1.31           1.82        297,277        1.63        0.75        1.65        1.44         2.31
2014              156,315           1.30           1.78        206,262        1.55        0.75        1.65       27.50        28.58
2013               95,066           1.02           1.04         98,185        1.42        1.30        1.65        0.45         0.80
2012              107,776           1.02           1.03        110,330        1.35        1.30        1.50       14.42        14.65

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND
2016              448,905           1.90           1.87        870,281         N/A        0.75        1.65        4.40         5.06
2015              407,021           1.82           1.78        754,580         N/A        0.75        1.65        5.89         6.84
2014              545,265           1.72           1.66        953,173         N/A        0.75        1.65        8.22         9.21
2013              514,445           1.59           1.52        829,227         N/A        0.75        1.70       26.38        27.63
2012              475,638           1.25           1.19        605,052         N/A        0.75        1.70       18.46        19.58
GOLDMAN SACHS VIT CORE FIXED INCOME FUND
2016              690,942           1.22           1.33        860,466        1.96        0.75        1.70        0.83         2.31
2015              845,694           1.21           1.30      1,040,852        2.42        0.75        1.70       (1.44)       (0.47)
2014              849,488           1.22           1.31      1,057,873        2.72        0.75        1.70        3.82         4.83
2013              890,088           1.18           1.25      1,065,042        2.47        0.75        1.70       (3.03)       (2.10)
2012              893,147           1.22           1.28      1,099,336        2.31        0.75        1.70        4.91         5.92
GOLDMAN SACHS VIT EQUITY INDEX FUND
2016              307,617           1.54           2.56        482,896        2.57        0.75        1.65        9.22        10.82
2015              229,317           1.41           2.31        327,361        1.77        0.75        1.65       (0.72)        0.11
2014              228,312           1.42           2.31        328,424        2.02        0.75        1.65       11.35        12.40
2013              165,798           1.27           2.06        213,550        1.75        0.75        1.65       29.65        30.74
2012              152,170           0.98           1.57        151,518        1.98        0.75        1.65       13.64        14.67
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND
2016               40,712           1.14           1.18         46,977        0.37        0.75        1.65        2.70         3.51
2015               20,579           1.11           1.12         23,056        0.09        1.30        1.65       (7.37)       (7.04)
2014               15,885           1.19           1.21         19,146        0.03        1.30        1.65        2.25         2.61
2013               14,931           1.17           1.17         17,488        0.00        1.30        1.50       11.87        12.09
2012               23,545           1.05           1.05         24,669         N/A        1.30        1.50        4.68         4.81
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (a)
2016            6,891,262           0.89           0.95      6,237,872        0.04        0.75        1.70       (1.11)        0.00
2015           10,196,771           0.90           0.95      9,384,899        0.01        0.75        1.70       (1.70)       (0.75)
2014            9,780,551           0.93           0.96      9,135,965        0.01        0.75        1.50       (1.50)       (0.75)
2013            6,847,660           0.93           0.97      6,485,259        0.01        0.75        1.70       (1.69)       (0.75)
2012            9,116,297           0.95           0.97      8,766,548        0.01        0.75        1.70       (1.70)       (0.74)

--------
(a) Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
2016              167,482           1.59           1.71        271,996         N/A        0.75        1.70        0.00         0.59
2015              199,612           1.59           1.70        325,022         N/A        0.75        1.70       (6.82)       (5.91)
2014              221,158           1.71           1.81        385,416         N/A        0.75        1.70        9.21        10.26
2013              218,648           1.56           1.64        347,898         N/A        0.75        1.70       29.95        31.21
2012              214,177           1.20           1.25        261,506         N/A        0.75        1.70       17.40        18.54
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND
2016              562,902           1.13           1.17        651,102        0.90        1.30        1.70       (0.88)       (0.85)
2015              844,686           1.14           1.13        983,203        0.44        0.75        1.70       (2.11)       (1.18)
2014              807,945           1.16           1.14        958,931        0.31        0.75        1.70       (1.79)       (0.85)
2013              792,887           1.18           1.15        954,481        0.52        0.75        1.70       (1.31)       (0.36)
2012            1,190,473           1.20           1.16      1,444,722        0.79        0.75        1.70        1.04         1.98
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2016              109,207           1.27           1.32        143,421        2.02        1.30        1.65        9.48        10.00
2015              112,722           1.16           1.20        135,170        1.09        1.30        1.65       (6.16)       (5.83)
2014              122,607           1.26           1.27        156,113        1.19        1.30        1.50       10.92        11.15
2013              105,774           1.13           1.15        121,176        1.00        1.30        1.50       30.95        31.21
2012               96,099           0.86           0.87         83,939        1.18        1.30        1.50       17.06        17.29
GOLDMAN SACHS VIT MID CAP VALUE FUND
2016               70,474           1.68           1.72        119,322        1.03        1.30        1.65       11.26        11.69
2015              115,966           1.51           1.54        176,724        0.17        1.30        1.65      (11.02)      (10.70)
2014               21,969           1.69           1.72         37,665        0.89        1.30        1.65       11.42        11.81
2013               13,319           1.52           1.54         20,401        0.93        1.30        1.65       30.37        30.83
2012                  981           1.17           1.18          1,143        0.90        1.30        1.65       16.21        16.62
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND
2016              104,746           1.71           2.96        184,532        1.04        0.75        1.65       20.42        22.31
2015               69,161           1.42           1.46        100,413        0.03        1.30        1.65       (4.11)       (3.77)
2014               73,071           1.48           1.52        110,074        0.38        1.30        1.65        4.93         5.30
2013              118,874           1.41           1.44        169,659        1.01        1.30        1.65       33.16        33.63
2012              128,233           1.06           1.08        137,047        0.94        1.30        1.65       10.66        11.05

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2016              139,588           1.52           2.27        217,478        0.39        0.75        1.65        0.00         0.89
2015              145,696           1.52           2.25        226,440        0.11        0.75        1.65        1.44         2.41
2014              135,590           1.50           2.20        207,241        0.11        0.75        1.65       11.51        12.44
2013              155,230           1.34           1.37        211,980        0.16        1.30        1.65       29.82        30.28
2012              160,751           1.03           1.49        170,510        0.44        0.75        1.65       17.66        18.73
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
2016              251,509           0.79           1.41        201,395        2.02        0.75        1.50       (3.66)       (3.42)
2015              136,701           0.82           1.46        115,823        1.44        0.75        1.50       (0.74)        0.01
2014              131,628           0.83           1.46        112,292        2.80        0.75        1.50       (9.09)       (8.39)
2013              272,805           0.91           1.60        252,309        2.56        0.75        1.50       21.87        22.80
2012              128,887           0.75           1.30        100,172        1.66        0.75        1.50       19.08        19.98
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND
2016              118,613           1.48           2.07        180,133        1.13        0.75        1.65        8.82         9.52
2015              130,366           1.36           1.89        181,228        0.48        0.75        1.65       (2.05)       (1.16)
2014              332,608           1.39           1.91        470,436        1.25        0.75        1.65       14.26        15.31
2013              157,083           1.22           1.25        193,603        2.63        1.30        1.65       34.96        35.44
2012               20,579           0.91           0.92         18,893        1.82        1.30        1.50       12.43        12.66
INVESCO V.I. AMERICAN FRANCHISE FUND
2016               26,938           1.37           1.87         37,208         N/A        0.75        1.50        0.74         1.08
2015               17,048           1.36           1.85         23,503         N/A        0.75        1.50        3.18         3.73
2014               10,628           1.34           1.79         14,280         N/A        0.75        1.30        6.77         7.25
2013                9,021           1.26           1.26         11,338        0.26        1.30        1.30       37.99        37.99
2012                7,400           0.91           0.91          6,740         N/A        1.30        1.30       (3.54)       (3.54)
INVESCO V.I. CORE EQUITY FUND
2016              205,074           1.38           1.61        291,648        0.57        0.75        1.65        7.81         8.78
2015              231,289           1.28           1.48        302,416        0.88        0.75        1.65       (7.56)       (6.71)
2014              259,856           1.38           1.58        365,955        0.71        0.75        1.65        6.07         7.04
2013              235,501           1.30           1.48        312,108        1.27        0.75        1.65       26.81        27.97
2012              221,960           1.03           1.15        231,248        0.89        0.75        1.65       11.74        12.76

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
INVESCO V.I. GLOBAL HEALTH CARE FUND
2016              528,286           1.74           1.87        935,068         N/A        0.75        1.70      (13.00)      (11.79)
2015              578,635           2.00           2.12      1,175,865         N/A        0.75        1.70        1.14         2.23
2014              610,823           1.99           2.07      1,225,451         N/A        0.75        1.65       17.41        18.49
2013              930,476           1.69           1.75      1,586,034        0.79        0.75        1.65       37.86        39.11
2012               90,883           1.23           1.26        112,384         N/A        0.75        1.65       18.62        19.69
INVESCO V.I. MID CAP CORE EQUITY FUND
2016               49,047           1.04           1.05         51,314         N/A        1.30        1.50       10.64        11.70
2015                5,970           0.94           0.94          5,602        0.06        1.30        1.30       (5.53)       (5.53)
2014                  997           0.99           0.99            990         N/A        1.30        1.30       (0.67)       (0.67)
JANUS ASPEN ENTERPRISE PORTFOLIO
2016              449,757           1.86           2.19        855,821        0.03        0.75        1.65       10.06        11.73
2015              363,834           1.69           1.74        625,913        0.54        1.30        1.65        2.06         2.42
2014              230,123           1.66           1.70        387,077        0.03        1.30        1.65       10.39        10.78
2013              239,149           1.50           1.53        363,562        0.37        1.30        1.65       29.86        30.32
2012              194,620           1.15           1.18        227,425         N/A        1.30        1.65       15.06        15.47
JANUS ASPEN FORTY PORTFOLIO
2016              577,214           1.63           1.83        965,976         N/A        0.75        1.70        0.00         1.10
2015              504,105           1.63           1.81        839,696         N/A        0.75        1.70       10.03        11.10
2014              372,236           1.48           1.63        562,441        0.03        0.75        1.70        6.62         7.66
2013              376,066           1.39           1.51        531,304        0.53        0.75        1.70       28.66        29.91
2012              647,199           1.08           1.16        709,568        0.71        0.75        1.70       21.76        22.93
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
2016              783,617           1.59           2.20      1,276,520        0.90        0.75        1.70       16.91        17.65
2015              724,664           1.36           1.87      1,007,902        1.05        0.75        1.70       (5.33)       (4.41)
2014              654,678           1.44           1.95        959,496        1.28        0.75        1.70        6.60         7.62
2013              625,026           1.35           1.82        856,921        1.14        0.75        1.70       23.67        24.86
2012              600,456           1.09           1.45        664,028        0.85        0.75        1.70        8.91         9.96
MFS(R) NEW DISCOVERY SERIES
2016              221,048           1.64           2.50        370,977         N/A        0.75        1.65        6.49         8.23
2015              151,764           1.54           2.31        237,717         N/A        0.75        1.65       (3.76)       (2.88)
2014              148,761           1.60           2.38        241,383         N/A        0.75        1.65       (9.02)       (8.18)
2013              279,517           1.76           2.60        496,331         N/A        0.75        1.65       38.89        40.16
2012               46,019           1.26           1.85         59,332         N/A        0.75        1.65       18.90        19.99

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
MFS(R) UTILITIES SERIES
2016              257,526           1.55           1.59        406,564        3.67        1.30        1.70        9.15         9.66
2015              260,690           1.42           1.45        375,507        4.40        1.30        1.70      (16.21)      (15.87)
2014              342,360           1.69           1.77        586,876        2.05        0.75        1.70       10.55        11.91
2013              157,732           1.53           1.58        244,135        2.21        0.75        1.70       18.17        19.31
2012              158,256           1.29           1.33        206,599        7.80        0.75        1.70       11.29        12.38
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA
2016              475,203           0.95           1.48        474,814        2.18        0.75        1.65        3.26         4.23
2015              507,156           0.92           1.42        488,691        2.13        0.75        1.65       (1.09)       (0.19)
2014              559,930           0.93           0.96        533,016        1.80        1.30        1.65        6.23         6.61
2013              567,033           0.88           0.90        506,789        2.23        1.30        1.70       10.92        11.37
2012              550,339           0.79           0.81        442,768        1.19        1.30        1.70       10.20        10.65
OPPENHEIMER GLOBAL FUND/VA
2016              765,521           1.23           1.55        967,285        0.80        0.75        1.65       (1.60)       (0.64)
2015              894,672           1.25           1.56      1,147,307        1.02        0.75        1.65        1.96         2.88
2014              784,747           1.23           1.52        983,680        0.85        0.75        1.65        0.37         1.27
2013            1,042,517           1.22           1.50      1,297,146        1.27        0.75        1.65       24.90        26.00
2012              716,933           0.98           1.19        713,113        1.88        0.75        1.65       18.95        20.02
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
2016              629,617           1.26           1.24        809,037        4.81        0.75        1.70        5.00         5.08
2015              788,969           1.20           1.18        967,079        5.06        0.75        1.70       (4.15)       (3.22)
2014              967,336           1.25           1.21      1,224,213        4.14        0.75        1.70        0.75         1.72
2013            1,315,451           1.24           1.19      1,652,718        5.01        0.75        1.70       (2.06)       (1.11)
2012            1,205,424           1.27           1.21      1,542,293        4.59        0.75        1.70       11.23        12.30
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA
2016              725,356           1.71           2.06      1,266,002        0.23        0.75        1.65       15.54        17.05
2015              447,742           1.48           1.52        673,856        0.66        1.30        1.65       (7.64)       (7.32)
2014              349,796           1.60           1.64        568,378        0.65        1.30        1.65        9.81        10.20
2013              282,988           1.46           1.49        417,744        0.69        1.30        1.65       38.31        38.80
2012              180,432           1.06           1.07        192,275        0.34        1.30        1.50       15.91        16.14

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                   --------------                                  ------------------------------
                              UNIT FAIR     UNIT FAIR                   INVESTMENT    EXPENSE     EXPENSE     TOTAL        TOTAL
                               VALUES         VALUES                      INCOME      RATIOS      RATIOS      RETURNS     RETURNS
                               LOWEST        HIGHEST           NET         RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%)   HIGHEST (%)
                 UNITS         ($) (5)        ($) (5)       ASSETS ($)  (%) (1)(4)   (2)(4)(5)   (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
             ------------   ------------   ------------   ------------  ----------   ---------- ----------  ----------   ----------
PIONEER DISCIPLINED VALUE VCT PORTFOLIO (b)
2016                   --           1.06           1.08             --        1.69        1.30        1.50       (1.85)       (1.82)
2015              218,064           1.08           1.10        238,857        0.75        1.30        1.50       (6.88)       (6.69)
2014              197,836           1.16           1.18        232,270        1.11        1.30        1.50        7.97         8.19
2013              179,119           1.07           1.09        194,545        1.56        1.30        1.50       26.67        26.93
2012              199,765           0.85           0.86        171,173        1.02        1.30        1.50        8.94         9.16
PIONEER EMERGING MARKETS VCT PORTFOLIO
2016            1,312,494           0.54           0.70        727,395        0.16        0.75        1.65        3.85         4.48
2015              705,767           0.52           0.67        374,564        4.05        0.75        1.65      (16.96)      (16.17)
2014              807,188           0.63           0.80        514,680        0.20        0.75        1.65      (14.24)      (13.43)
2013              907,250           0.73           0.92        672,559        0.96        0.75        1.70       (3.85)       (2.90)
2012              919,955           0.76           0.95        707,455        0.21        0.75        1.70        9.76        10.83
PIONEER MID CAP VALUE VCT PORTFOLIO
2016              376,127           1.40           1.75        541,927        0.47        0.75        1.70       13.82        15.89
2015              311,906           1.23           1.27        392,286        0.57        1.30        1.70       (7.95)       (7.57)
2014              316,984           1.33           1.38        431,910        0.69        1.30        1.70       12.85        13.31
2013              228,009           1.18           1.21        274,689        0.75        1.30        1.70       30.50        31.03
2012              256,048           0.91           0.93        235,773        0.83        1.30        1.65        9.00         9.38
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
2016              485,475           1.55           1.77        772,061         N/A        0.75        1.70        1.97         2.91
2015              468,502           1.52           1.57        729,593         N/A        1.30        1.70       (0.10)        0.31
2014              511,648           1.52           1.57        795,106         N/A        1.30        1.70        7.57         8.01
2013              561,915           1.41           1.45        808,801         N/A        1.30        1.70       40.04        40.61
2012              465,488           1.01           1.03        477,525         N/A        1.30        1.70        5.21         5.63

--------
(b) Fund liquidation. See Note 1.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income has been annualized for periods less than one year.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2016

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4) Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

(5) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a)   FINANCIAL STATEMENTS

         Financial Statements Included in Part A
         None

         Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B

         Financial Statements Included in Part C
         None

   (b)   EXHIBITS

         EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated February 9, 2007 was previously filed on March 1, 2007 in the Initial Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

         EXHIBIT 3  (a)  Underwriting and Administrative Services Agreement
                         between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Financial Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                    (b) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (c) Distribution Agreement with distributors was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                         Form of Service Agreement dated May 1, 2008 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (d) Shared Services Agreement between Epoch Securities, Inc. and Commonwalth Annuity and Life Insurance Company dated August 5, 2010 was filed in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth will be filed in April of 2015 in Post-Effective Amendment No. 36 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                    (e) Service Agreement dated March 13, 2012 by and between the Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

         EXHIBIT 4  (a)  Policy (3039-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (b) Extended Care Waiver Rider (4009-07) (Nursing Home Rider Endorsement) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (c) Disability Waiver Rider (4008-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (d) Texas Optional Retirement Program Rider (4010-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (e) Qualified Plan Rider (401a) (4011-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (f) Tax-Sheltered Annuity Rider 403(b), (4012-07 (REV 12/08)) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (g) GLWB Rider - Single Life (4006-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (h) GLWB Rider - Joint Life (4007-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (i) Step-Up Death Benefit Rider (4005-07) for Preferred Plus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

                    (j) 457 Rider (4013-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (k) IRA rider (4014-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is
                         incorporated by reference herein.

                    (l) Simple IRA Rider (4015-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (m) Roth IRA Rider (4016-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

                    (n) Amendatory Endorsement 4029-10 (Assignment and Ownership provisions) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 5 Revised Application (PP-406) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein. Form of Application (Preferred Plus-PP-401) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-

                         141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 was previously filed on March 1, 2007 in the Initial Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 7

                    (a) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (a)  Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Work Assignment dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (c) Directors' Powers of Attorney for Allan S. Levine, Kathleen M. Redgate, Nicholas H. von Moltke, Richard V. Spencer, Hanben K. Lee, and Gilles M. Dellaert was previously filed on April 25, 2016 in Post-Effective Amendment No. 11 (Registration Statement 333-141019/811-22024), and is incorporated by reference herein.

                  (c.1) Directors' Powers of Attorney for Robert Arena is filed herewith.
                  (c.2) Directors' Powers of Attorney for John J. Fowler is filed herewith.
                  (c.3) Directors' Powers of Attorney for John Graf is filed herewith.

         EXHIBIT 9       Opinion of Counsel is filed herewith.

         EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

         EXHIBIT 11      None.

         EXHIBIT 12      None.

         EXHIBIT 13 (a)  Amendment No. 2 dated April 30, 2010 and Amendment No.
                         1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 13 (b)  Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007, was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 13 (c)  Amendment dated January 15, 2013 to the Amended and
                         Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 16, 2010 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 2 dated May 1, 2009 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is incorporate by reference herein.

                         Amendment No. 1 dated June 5, 2007 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 1, 2007 and the Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 13 (d)  Amendment dated May 1, 2012 and Amendment dated May 1,
                         2011 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 1 to the Amended and Restated
                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporated by reference herein.

                         Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 13 (e)  Amendment dated May 1, 2011 to Participation Agreement was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is
                         incorporated by reference herein.

                         Amendment No. 1 to the Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporate by reference herein.

                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 13 (f)  Amendment dated August 1, 2007 to the Participation
                         Agreement with Janus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                         Amendment dated February 25, 2000 to the Participation Agreement with Janus was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

         EXHIBIT 13 (g)  Oppenheimer Fund/SERV and Networking Supplement dated
                         April 14, 2008 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amendment dated April 30, 2010 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporate by reference herein.

                         Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         The Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 to Registration Statement No. 333-11377/811-7799, and is incorporated by reference herein.

         EXHIBIT 13 (h)  Amendment 1 dated April 30, 2010 to the Participation
                         Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 29, 2010 in Registrant's Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

                         Participation Agreement dated September 19, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

         EXHIBIT 13 (i)  Amendment dated April 30, 2010 to the Participation
                         Agreement with MFS Variable Insurance Trust dated May 1, 2002 were previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                         Participation Agreement with MFS Variable Insurance Trust was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

         EXHIBIT 13 (j)  First Amendment dated April 30, 2010 to the Amended and
                         Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 30, 2010 and Amended and Restated Participation Agreement dated April 30, 2010 was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

         7 World Trade Center
         250 Greenwich Street
         New York, NY 10007

*Denotes Board of Directors

   (1)   82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
   (2)   P.O. Box 1842, Wilson, WY 83014
   (3)   132 Turnpike Road, Suite 210, Southborough, MA 01772
   (4)   19 Par-La-Ville Road,  Hamilton HM 11, Bermuda
   (5)   One Forethought Center, Batesville, IN 47006
   (6)   10 West Market Street, Suite 2300, Indianapolis, IN 46204
   (7)   3200 Southwest Freeway, Suite 1300, Houston, TX 77027
   (8)   215 10th Street, 11th Floor, Des Moines, IA 50309

NAME                          POSITION OR OFFICE WITH DEPOSITOR
----------------------------  -------------------------------------------------
ALLAN LEVINE*                 CHAIRMAN OF THE BOARD
NICHOLAS H. VON MOLTKE*       DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
HANBEN KIM LEE*               DIRECTOR AND EXECUTIVE VICE PRESIDENT
GILLES M. DELLAERT*           DIRECTOR, EXECUTIVE VICE PRESIDENT AND CHIEF
                              INVESTMENT OFFICER
JOHN GRAF* (7)                DIRECTOR, NON-EXECUTIVE VICE CHAIRMAN
KATHLEEN M. REDGATE* (3)      DIRECTOR, EXECUTIVE VICE PRESIDENT AND CHIEF
                              ACCOUNTING OFFICER
RICHARD V. SPENCER* (2)       DIRECTOR
ROBERT ARENA* (1)             DIRECTOR
PETER CAI                     CHIEF RISK OFFICER
SAMUEL  RAMOS                 EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND
                              SECRETARY
GARY SILBER                   SENIOR VICE PRESIDENT, ASSISTANT GENERAL COUNSEL
                              AND ASSISTANT SECRETARY
JANE S. GROSSO (4)            SENIOR VICE PRESIDENT AND CONTROLLER
JOHN J. FOWLER (3)            SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
JOEL VOLCY (3)                SENIOR VICE PRESIDENT AND CHIEF OPERATING OFFICER
JOHN GIAMALIS (1)             SENIOR VICE PRESIDENT AND TREASURER
JUSTIN MACNEIL (3)            SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
ROBERT J. EGAN (3)            SENIOR VICE PRESIDENT AND CHIEF ACTUARY AND
                              VALUATION ACTUARY
SARAH PATTERSON (1)           SENIOR VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL
                              AND ASSISTANT SECRETARY
SCOTT D. SILVERMAN (4)        SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY
VIRGINIA H. JOHNSON (3)       SENIOR VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL
                              AND ASSISTANT SECRETARY
BRIAN HENDRY                  SENIOR VICE PRESIDENT
CATHY L. WILDT (5)            SENIOR VICE PRESIDENT
DANIEL O'SHEA (1)             SENIOR VICE PRESIDENT
DAVID JACOBY                  SENIOR VICE PRESIDENT
DEAN PENTIKIS                 SENIOR VICE PRESIDENT
DEVA MISHRA                   SENIOR VICE PRESIDENT
JASON ROACH (3)               SENIOR VICE PRESIDENT
JONATHAN HECHT                SENIOR VICE PRESIDENT
LARRY E. MITZMAN (6)          SENIOR VICE PRESIDENT
MARK BUONO                    SENIOR VICE PRESIDENT
MARK ELMING (8)               SENIOR VICE PRESIDENT

PAUL VAMBUTAS                 SENIOR VICE PRESIDENT
PHILLIP SHERRILL              SENIOR VICE PRESIDENT
ROBERT E. WINAWER (3)         SENIOR VICE PRESIDENT
KEVIN LEAVEY (3)              VICE PRESIDENT AND PRODUCT ACTUARY
KEVIN KIMMERLING (5)          VICE PRESIDENT, ASSISTANT GENERAL COUNSEL AND
                              ASSISTANT SECRETARY
KURT BERNLOHR (7)             VICE PRESIDENT, ASSISTANT GENERAL COUNSEL AND
                              ASSISTANT SECRETARY
NATALIE WAGNER (3)            VICE PRESIDENT AND SEC 38A-1 CHIEF COMPLIANCE
                              OFFICER
MARGOT K. WALLIN (3)          VICE PRESIDENT, CHIEF COMPLIANCE OFFICER, PRIVACY
                              OFFICER, SIU OFFICER, AND AML OFFICER
ELIZABETH GIOIA (1)           VICE PRESIDENT
TONYA MAXWELL (8)             VICE PRESIDENT

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%---
                                                         |
                                                         |
                                                    ------------
                                                    |  GLOBAL  |
                                                    | ATLANTIC |
                                                    | FINANCIAL|
                                                    |   LIFE   |
                                                    |  LIMITED |
                                                    | (Bermuda)|
                                                    ------------
                                                           |
                                                           |
                                                          100%
                                                           |
                           ---------------                 |
                           |    GLOBAL   |        -------------------
                           |   ATLANTIC  |        | COMMONWEALTH RE |
                           |  RE LIMITED |--100%--|  MIDCO LIMITED  |
                           |  (Bermuda)  |        |    (Bermuda)    |
                           ---------------        -------------------
                                                           |
                                                           |
                                                          100%
                                                           |
                                                           ------------
                                                           |  GLOBAL  |
                                                           | ATLANTIC |
                          ---------------------------------|  (FIN)   |--------
                          |                                | COMPANY  |       |
                        100%                               |(Delaware)|       |
                          |                                ------------       |
                   ---------------                                    |       |
                   | FORETHOUGHT |                                   21%      |
                   |  FINANCIAL  |                                    |       |
                   |   GROUP,    |                                    |       |
                   |     INC.    |                                    |       |
                   | (Delaware)  |                                    |       |
                   ---------------                                    |       |
                          |                                           |       |
                          |                                           |       |
     -------------------------------------------------------          |       |
     |                |                  |                 |          |       |
    100%             100%               100%             100%         |       |
     |                |                  |                 |          |       |
--------------- ------------------ ------------------ --------------- |       |
| FORETHOUGHT | |GLOBAL ATLANTIC | |GLOBAL ATLANTIC | | FORETHOUGHT | |       |
|    CAPITAL  | |   INVESTMENT   | | DISTRIBUTORS,  | |  SERVICES,  | |       |
|   FUNDING,  | |   ADVISORS,    | |     LLC        | |     LLC     | |       |
|     INC.    | |      LLC       | |  (Delaware)    | |  (Delaware) | |       |
|  (Delaware) | |   (Indiana)    | |                | |             | |       |
--------------- ------------------ ------------------ --------------- |       |
                                                       |      |       |       |
                                                       |     79%      |       |
                                                       |      |       |       |
                                                       |  -----------------   |
                                                       |  | COMMONWEALTH  |   |
                                                       |  |   ANNUITY &   |   |
                                                       |  |     LIFE      |   |
     --------------------------------------------------|  |   INSURANCE   |   |
     |           |                 |                      |    COMPANY    |   |
     |           |                 |                      |(Massachusetts)|   |
     |           |                 |                      -----------------   |---------------------
     |           |                 |                                |                   |          |
     |           |     ------------^-------------------------------------------         |          |
     |           |     |           |        |               |                 |         |          |
    100%        5%    95%          5%      95%             100%              100%       |          |
     |           |     |           |        |               |                 |         |          |
------------ ---------------      ---------------   -----------------   ------------    |          |
| FORELIFE | | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |
|  AGENCY, | |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |
|   INC.   | |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
|(Indiana) | |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
------------ | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                    |             ---------------   ------------------        |         |          |  |   RISK   |
                    |                    |                                    |         |          |  | ADVISORS,|
                   100%                  |                                    |         |          |  |   L.P.   |
                    |                   100%                                  |         |          |  |(Delaware)|
                    |                    |                                    |         |          |  ------------
        -------------------      ---------------                              |        10%         |  ------------
        | FLIC PROPERTIES,|      | FORETHOUGHT |                              |         |        100% | GA RISK  |
        |       LLC       |      |  HOLDINGS,  |                              |         |          |  | ADVISORS,|
        |    (Indiana)    |      |     LLC     |                              |         |          ---|   INC.   |
        -------------------      |  (Indiana)  |                              |         |          |  |(Delaware)|
                                 ---------------                              |         |          |  ------------
                                                                              |         |          |
                                                                              |         |          |  ------------
          ---------------------------------------------------------------------         |        100% | GLOBAL   |
          |           |             |           |           |             |             |          |  | ATLANTIC |
         100%        100%          100%        100%        100%          90%            |          ---| FINANCIAL|
          |           |             |           |           |             |             |          |  | COMPANY  |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |     |  -------------------
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------   100% |     GLOBAL      |
                               ----------  -----------  ------------                               |  |     ATLANTIC    |
                                                                                                   ---|    EQUIPMENT    |
                                                                                                      | MANAGEMENT, LLC |
                                                                                                      |    (Delaware)   |
                                                                                                      -------------------

-----------------
|  THE GOLDMAN  |          -------------
|  SACHS GROUP, |          | 3RD PARTY |
| INC.(Delaware)|          | INVESTORS |
-----------------          -------------
         |                       |
         |                       |
         ---22%---         --78%--
                 |         |
                 |         |
---------------------------
|      GLOBAL ATLANTIC    |
| FINANCIAL GROUP LIMITED |
|        (Bermuda)        |
---------------------------
             |
             |
-----------------------------100%---------------
                                               |
                                               |
                                          --------------------------------
                                          |  ARIEL RE (HOLDINGS) LIMITED |
                                          |           (Bermuda)          |
                                          --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Forethought Services,                   79%  Global Atlantic                  21%
Life Insurance Company                             LLC                                          (Fin) Co
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Forethought Services,                  100%
                           preneed permit          LLC
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Capital        Insurance policy        Forethought Financial                  100%
Funding, Inc               assignment business     Group, Inc
                           (for deceased
                           policyholders only)
                           assignment business
------------------------------------------------------------------------------------------------------------------------------------
Forethought Financial      Forethought Group       Global Atlantic (Fin)                  100%
Group, Inc                 holding company;        Co
                           parent company of life
                           insurance holding
                           company system
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
Forethought Services, LLC  Intermediate holding    Forethought Financial                  100%
                           company of life         Group, Inc
                           insurance holding
                           company system;
                           paymaster for
                           employees of FFG
                           entities
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Co
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Securities              Forethought Financial                  100%
Distributors, LLC          Broker-dealer           Group, Inc
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Service Company         Global Atlantic (Fin)                  100%
Equipment Management,                              Company
LLC
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Commonwealth Re MidCo                  100%
Company                    company for L&A         Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Co
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Investment advisor      Forethought Financial                  100%
Investment                 registered with SEC     Group, Inc
Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re         Reinsurance company     Commonwealth Re Midco                  100%
Limited                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Co
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         "Limited Liability      Accordia Life and                       90%  Global Atlantic (Fin)            10%
                           company with limited    Annuity Company                              Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of February 28, 2017 , there were 1,304 Contract Owners of qualified Contracts and 129 Contract Owners of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of Commonwealth Annuity and Life Insurance Company (the Depositor) states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

   (a) Global Atlantic Distributors, LLCalso acts as a principal underwriter for the following:

         - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Annuity Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

         - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

   (b) Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

         7 World Trade Center
         250 Greenwich Street
         New York, NY 10007

(1)132 Turnpike Road, Suite 210, Southborough, MA 01772
(2)82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
(3)4405 Cox Road, Suite 150, Glen Allen, VA 23060
(4)10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME                          POSITION OR OFFICE WITH UNDERWRITER
----------------------------  -------------------------------------------------
Robert M. Arena, Jr. (2)      President, Manager
Jeffrey Harpel (3)            Chief Financial Officer (FINOP)
Margot K. Wallin (1)          Senior Vice President and Chief Compliance Officer
Samuel Ramos                  General Counsel and Secretary
Virginia H. Johnson (1)       Assistant Secretary
Sarah Patterson (2)           Assistant Secretary
John J. Fowler (1)            Treasurer
Justin MacNeil (1)            Assistant Treasurer
Paula Nelson (2)              Executive Vice President - Distribution, Manager
Dean Siegel (2)               Vice President
Ronald Hensel (2)             Vice President
Eric Todd (4)                 Manager

   (c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

(1) NAME OF                          (2) NET UNDERWRITING     (3) COMPENSATION         (4)
PRINCIPAL                                DISCOUNTS AND                ON            BROKERAGE        (5) OTHER
UNDERWRITER                               COMMISSIONS             REDEMPTION       COMMISSIONS      COMPENSATION
----------------------------------   --------------------   -------------------   -------------    --------------
GLOBAL ATLANTIC DISTRIBUTORS, LLC           None                   None                  N/A            N/A

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Global Atlantic Distributors, LLC, the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2016. No other commission or other compensation was received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by the Registrant through Global Atlantic Financial Life & Annuity, at its office at 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089.

ITEM 31. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) Commonwealth Annuity and Life Insurance Company hereby represents that the aggregate fees and charges deducted under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

     ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the

     American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by
          Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 24th day of April, 2017.

                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                      By: /s/ Sarah M. Patterson
                         -----------------------
       Sarah M. Patterson, Senior Vice President, Associate GeneralCounsel, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES                                                        TITLE                                           DATE
--------------------------------------------    -------------------------------------------------------   -------------------
John J. Fowler*                                 Senior Vice President and Chief Financial Officer            April 24, 2017
--------------------------------------------

Allan S. Levine*                                Chairman of the Board
--------------------------------------------

Kathleen M. Redgate*                            Director, Executive Vice President and Chief Accounting
--------------------------------------------    Officer

Nicholas H. von Moltke*                         Director, President and Chief Executive Officer
--------------------------------------------

Richard V. Spencer*                             Director
--------------------------------------------

Hanben Kim Lee*                                 Director and Executive Vice President
--------------------------------------------

Gilles M. Dellaert*                             Director, Executive Vice President and Chief Investment
--------------------------------------------    Officer


Robert Arena*                                   Director
-------------------------------------------

John Graf*                                      Director, Non-Executive Vice Chairman
-------------------------------------------

*Sarah M. Patterson , by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 20, 2017 duly executed by such persons.

/s/ Sarah M. Patterson
-------------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(333-141019) Preferred Plus

                                 EXHIBIT TABLE

Exhibit 8(c.1)   Directors' Powers of Attorney for Robert Arena

Exhbit 8(c.2)    Directors' Powers of Attorney for John J. Fowler

Exhibit 8(c.3)   Directors' Powers of Attorney for John Graf

Exhibit 9        Opinion of Counsel

Exhibit 10       Consent of Independent Registered Public Accounting Firm